                          [LOGO] IXIS | ADVISOR FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 25

More About Risk.......... Page 28

Management Team.......... Page 30

Fund Services............ Page 33

Financial Performance.... Page 52

  IXIS Advisor Income and Tax Free Income Funds
[LOGO] LOOMIS SAYLES & Company, L.P.
Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund
                                                                     Prospectus
                                                               February 1, 2006

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call IXIS Advisor Funds.

IXIS Advisor Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.ixisadvisorfunds.com

Table of Contents

Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund..................... 2
Loomis Sayles High Income Fund........................ 6
Loomis Sayles Investment Grade Bond Fund.............. 9
Loomis Sayles Limited Term Government and Agency Fund 13
Loomis Sayles Massachusetts Tax Free Income Fund..... 16
Loomis Sayles Municipal Income Fund.................. 19
Loomis Sayles Strategic Income Fund.................. 22
Fund Fees & Expenses
Fund Fees & Expenses................................. 25
More About Risk
More About Risk...................................... 28
Management Team
Meet the Funds' Investment Adviser................... 30
Meet the Funds' Portfolio Managers................... 32
Fund Services
Investing in the Funds............................... 33
How Sales Charges Are Calculated..................... 34
It's Easy to Open an Account......................... 37
Buying Shares........................................ 39
Selling Shares....................................... 41
Selling Shares in Writing............................ 43
Exchanging Shares.................................... 44
Restrictions on Buying, Selling and Exchanging Shares 45
How Fund Shares Are Priced........................... 47
Dividends and Distributions.......................... 48
Tax Consequences..................................... 48
Compensation to Securities Dealers................... 50
Additional Investor Services......................... 51
Financial Performance
Financial Performance................................ 52
Glossary of Terms
Glossary of Terms.................................... 62

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

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Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Peter W. Palfrey and Richard G. Raczkowski
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFRX   NERBX   NECRX

 Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. The term "bond investments" includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities and will generally maintain an average effective maturity of ten years or less. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below BBB by S&P or Fitch, below Baa by Moody's (also known as "junk bonds"), or if unrated, of comparable quality as determined by Loomis Sayles.
Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:
(check mark) Fixed charge coverage
(check mark) The relationship between cash flows and debt service obligations (check mark) The experience and perceived strength of management
(check mark) Price responsiveness of the security to interest rate changes (check mark) Earnings prospects
(check mark) Debt as a percentage of assets
(check mark) Borrowing requirements, debt maturity schedules and liquidation value
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
The Fund may also:
.. Invest in Rule 144A securities and structured notes.
.. Invest in foreign securities, including those in emerging markets, and related currency hedging transactions.
.. Invest in futures.
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com

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2

(click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information, see the section "More About Risk."

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                                                                             3

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]                                  (up triangle) Highest Quarterly Return: Third
              (total return)                                                               Quarter 1997, up 4.29%
                                                                             (down triangle) Lowest Quarterly Return: Second
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005                 Quarter 2004, down 2.83%
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
4.61%  11.05%   8.01%  -0.34%   7.39%   7.24%   2.84%   8.49%   5.10%  1.10%



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4

The table below shows how the average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt and foreign debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Core Plus Bond Fund
Class A - Return Before Taxes                                     -3.45%       3.96%         5.01%
   Return After Taxes on Distributions*                           -5.19%       1.95%         2.52%
   Return After Taxes on Distributions & Sales of Fund Shares*    -2.25%       2.16%         2.71%
Class B - Return Before Taxes                                     -4.53%       3.83%         4.71%
Class C - Return Before Taxes                                     -0.60%       4.16%         4.72%
Lehman Brothers Aggregate Bond Index**                             2.43%       5.87%         6.16%
Lehman Brothers U.S. Credit Index**                                1.96%       7.12%         6.46%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                                                             5

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Goals, Strategies & Risks
Loomis Sayles High Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan and Kathleen C. Gaffney
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFHX   NEHBX   NEHCX

 Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets, and related currency hedging transactions.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The
Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
(check mark) Issuer debt and debt maturity schedules
(check mark) Earnings prospects
(check mark) Responsiveness to changes in interest rates
(check mark) Experience and perceived strength of management
(check mark) Borrowing requirements and liquidation value
(check mark) Market price in relation to cash flow, interest and dividends
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
.. Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
.. Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.
The Fund may also:
.. Invest in structured notes, zero-coupon, pay-in-kind and Rule 144A securities. .. Invest in derivative securities, including futures.
.. Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

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6

 Principal Investment Risks


The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information, see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                     [CHART]                                  (up triangle) Highest Quarterly Return: Second
               (total return)                                                               Quarter 2003, up 9.95%
                                                                              (down triangle) Lowest Quarterly Return: Fourth
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005                  Quarter 2000, down 11.32%
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.88% 15.37%  -1.70%  4.00%  -16.09%  -10.65% -8.86%  27.91%  10.35%   5.04%



+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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                                                                             7

The table below shows how annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted, unmanaged index of fixed-rate, non-investment-grade debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                                       Since Class C
Average Annual Total Returns+                                                                            Inception
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years   (3/2/98)
Loomis Sayles High Income Fund
Class A - Return Before Taxes                                      0.27%        2.90%        2.75%            --
   Return After Taxes on Distributions*                           -2.06%       -0.20%       -0.78%            --
   Return After Taxes on Distributions & Sales of Fund Shares*     0.13%        0.51%        0.17%            --
Class B - Return Before Taxes                                     -0.65%        2.75%        2.46%            --
Class C - Return Before Taxes                                      3.28%        3.03%           --        -0.50%
Lehman Brothers High Yield Composite Index**                       2.74%        8.85%        6.54%         4.93%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns for the index are calculated from March 31, 1998 for Class C shares.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               LIGRX   LGBBX   LGBCX

 Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment-grade fixed income securities, it may invest up to 10% of its assets in lower-rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.
In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
.. Engage in foreign currency hedging transactions, repurchase agreements, swap transactions and securities lending.
.. Invest in Rule 144A securities and structured notes.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are

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                                                                             9
  based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Non-U.S. shareholders: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information, see the section "More About Risk."

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10

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                   [CHART]                            (up triangle) Highest Quarterly
             (total return +)                                                       Return: Second Quarter
                                                                                    2003, up 9.08%
1997    1998    1999    2000    2001    2002    2003    2004    2005  (down triangle) Lowest Quarterly
----    ----    ----    ----    ----    ----    ----    ----    ----                  Return: Second Quarter
14.29%  2.96%  3.65%   10.97%   5.65%  10.60%   19.33%  9.45%   2.43%                 2004, down 3.99%


+ The returns shown for the periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of Class A shares after taking into effect the Fund's expense cap arrangements at the time of the conversion.

--------------------------------------------------------------------------------
                                                                             11

The table below shows how the average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and since-inception periods compare to those of the Lehman Brothers U.S. Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Brothers U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years (12/31/96)
Loomis Sayles Investment Grade Bond Fund
Class A - Return Before Taxes                                     -2.20%       8.34%       8.13%
   Return After Taxes on Distributions*                           -4.71%       5.80%       5.42%
   Return After Taxes on Distributions & Sales of Fund Shares*    -1.08%       5.69%       5.33%
Class B - Returns Before Taxes                                    -3.17%       8.08%       7.70%
Class C - Returns Before Taxes                                     0.54%       8.37%       7.70%
Lehman Brothers U.S. Government/Credit Index**                     2.37%       6.11%       6.54%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C shares have been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Class A, Class B and Class C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements at the time of the conversion.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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12

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Limited Term Government and Agency Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFLX   NELBX   NECLX

 Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:
(check mark) Average credit rating of "AAA" by Standard & Poor's Ratings Group
             ("S&P") or Fitch Investor Services, Inc. ("Fitch"), or "Aaa" by Moody's Investors Service, Inc. ("Moody's").
(check mark) Effective duration range of two to four years.
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.
.. It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
The Fund may also:
.. Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P or Fitch, or Baa or higher by Moody's).
.. Invest in zero-coupon bonds, Rule 144A securities and structured notes.
.. Invest in foreign bonds denominated in U.S. dollars and related foreign currency hedging transactions.
.. Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest in futures.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

--------------------------------------------------------------------------------
                                                                             13

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Agency securities: Subject to security risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S.
  government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the SAI for details.
  Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.
Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]                                   (up triangle) Highest Quarterly Return: Third
                                                                                            Quarter 1998, up 4.63%
             (total return +)                                                 (down triangle) Lowest Quarterly Return: Second
                                                                                              Quarter 2004, down 1.76%
 1996    1997    1998    1999    2000    2001    2002    2003    2004   2005
 ----    ----    ----    ----    ----    ----    ----    ----    ----   ----
 2.38%   7.27%   6.46%  -0.67%   8.34%   6.86%   8.18%   1.50%   2.00%  1.18%



+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
14

The table below shows how the average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Brothers 1-5 Year Government Bond Index, a market-weighted index of bonds issued by the U.S. government and its agencies with maturities between one and five years. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares.
Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers 1-5 Year Government Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Limited Term Government and Agency Fund
Class A - Return Before Taxes                                     -1.87%       3.26%         3.99%
   Return After Taxes on Distributions*                           -2.94%       1.74%         1.96%
   Return After Taxes on Distributions & Sales of Fund Shares*    -1.22%       1.86%         2.11%
Class B - Return Before Taxes                                     -4.45%       2.84%         3.60%
Class C - Return Before Taxes                                     -0.62%       3.19%         3.60%
Lehman Brothers 1-5 Year Government Bond Index**                   1.48%       4.26%         5.15%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             15

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Massachusetts Tax Free Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Robert Payne and Martha A. Strom
Category: Tax Free Income

Ticker Symbol: Class A Class B
               ---------------
               NEFMX   NEMBX

 Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund typically invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. The Fund will invest at least 80% of its net assets in investments the income of which is exempt from federal and Massachusetts income tax (which may include securities of issuers located outside of Massachusetts so long as the income of such securities is exempt from federal and Massachusetts income tax). The Fund will not change such policy without shareholder approval. Additionally, at least 85% of the Fund's assets will consist of securities rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or securities that are non-rated but are considered to be of comparable quality by Loomis Sayles.
To achieve this goal, the Fund maintains policies that provide that (1) at least 90% of its net assets are invested in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax ("AMT")) and Massachusetts personal income tax ("Massachusetts Tax-Exempt Securities") and (2) not more than 20% of its assets are invested in securities on which the interest is subject to AMT for individuals.
Loomis Sayles follows a conservative total return-oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, and attempts to construct a portfolio with the following characteristics:
(check mark) Average credit rating of A (as rated by S&P, Fitch or Moody's) (check mark) Average maturity of between 15 and 25 years
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the Fund's investment universe. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax free income consistent with overall credit quality.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the Massachusetts government and its agencies.
The Fund may also:
.. Invest up to 15% of its assets in lower-quality bonds (those rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or considered to be of comparable grade by Loomis Sayles if non-rated).
.. Invest in futures.
.. Invest in zero-coupon bonds, Rule 144A securities and structured notes.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any security Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at

--------------------------------------------------------------------------------
16
www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
State specific: Weakness in the local or national economy and other economic or regulatory events impacting Massachusetts generally could adversely affect the credit ratings and creditworthiness of Massachusetts municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by a previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]                                   (up triangle) Highest Quarterly Return: Third
                                                                                            Quarter 2002, up 4.82%
              (total return)                                                  (down triangle) Lowest Quarterly Return: Second
                                                                                              Quarter 2004, down 3.00%
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
3.24%   9.32%   4.92%  -4.12%   9.27%   3.21%   8.12%   5.04%   4.16%   3.37%



--------------------------------------------------------------------------------
                                                                             17

The table below shows how the average annual total returns for Class A and Class B shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares.
Class A returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Massachusetts Tax Free Income Fund
Class A - Return Before Taxes                                     -1.03%       3.86%         4.13%
   Return After Taxes on Distributions*                           -1.03%       3.86%         4.10%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.56%       3.88%         4.15%
Class B - Return Before Taxes                                     -2.38%       3.70%         3.89%
Lehman Brothers Municipal Bond Index**                             3.51%       5.59%         5.71%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other class of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about the Fund's expenses, see the section "Fund Fees &
  Expenses."

--------------------------------------------------------------------------------
18

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Municipal Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Robert Payne and Martha A. Strom
Category: Tax Free Income

Ticker Symbol: Class A Class B
               ---------------
               NEFTX   NETBX

 Investment Goal

The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers ("municipal securities"), which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax). The Fund will not change such policy without shareholder approval. The Fund may invest not more than 20% of its net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals. It will invest at least 85% of its assets in investment-grade bonds (those rated BBB or higher by Standard &
Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Loomis Sayles), and the other 15% may be invested in lower-quality bonds (those rated below BBB by S&P or Fitch, below Baa by Moody's or are considered to be of comparable quality by Loomis Sayles) or non-rated bonds. The Fund's portfolio managers will generally shift assets among investment-grade bonds depending on economic conditions and outlook in order to increase appreciation potential.
Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It takes into account economic conditions and market conditions as well as issuer-specific data, such as:
(check mark) Revenue projections and spending requirements/forecasts
(check mark) Earnings prospects and cash flow
(check mark) Debt as a percentage of assets and cash flow
(check mark) Borrowing requirements, debt maturity schedules and reserve requirements
(check mark) The relationship between cash flows and dividend obligations
(check mark) The experience and perceived strength of management
(check mark) Price responsiveness of the security to interest rate changes
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the municipal marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax-free income consistent with overall quality.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds nationwide and across a variety of municipal sectors. This use of multi-state and multi-sector diversification helps provide increased protection against local economic downturns or bond rating downgrades.
The Fund may also:
.. Invest in "private activity" bonds, which may subject a shareholder to an alternative minimum tax.
.. Invest in futures.
.. Invest in zero-coupon bonds, Rule 144A securities and structured notes.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any security Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q

--------------------------------------------------------------------------------
                                                                             19
with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Municipal securities: Weakness in the local or national economy and other economic or regulatory events impacting municipal issuers generally could adversely affect the credit ratings and credit worthiness of the issuers of the municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by a previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]                                    (up triangle) Highest Quarterly Return: Third
                                                                                             Quarter 2004, up 3.72%
                                                                               (down triangle) Lowest Quarterly Return: Second
             (total return +)                                                                  Quarter 2004, down 2.62%

1996     1997    1998    1999    2000    2001    2002    2003    2004    2005
----     ----    ----    ----    ----    ----    ----    ----    ----    ----
4.63%    8.58%   5.33%  -2.76%   8.76%   3.00%   7.31%   4.63%   4.35%   3.36%



+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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20

The table below shows how the average annual total returns for Class A and Class B shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares.
Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Municipal Income Fund
Class A - Before Taxes                                            -1.25%       3.56%         4.19%
   Return After Taxes on Distributions*                           -1.28%       3.54%         4.17%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.43%       3.63%         4.23%
Class B - Return Before Taxes                                     -2.39%       3.42%         3.91%
Lehman Brothers Municipal Bond Index**                             3.51%       5.59%         5.71%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other class of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

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                                                                             21

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Kathleen C. Gaffney
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFZX   NEZBX   NECZX

 Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency hedging transactions, and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund's assets among various types of income-producing securities based upon changing market conditions. Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
(check mark)Discounted share price compared to economic value
(check mark)Undervalued credit ratings with strong or improving credit profiles (check mark)Yield premium relative to its benchmark
In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles seeks to buy bonds at a discount-bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
.. Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.
.. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.
The Fund may also:
.. Invest in Rule 144A securities, structured notes, zero-coupon bonds and pay-in-kind bonds.
.. Invest in mortgage-related securities and stripped securities.
.. Invest in futures.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable

--------------------------------------------------------------------------------
22
  transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]                                   (up triangle) Highest Quarterly Return: Second
                                                                                            Quarter 2003, up 12.43%
             (total return +)                                                 (down triangle) Lowest Quarterly Return: Third
                                                                                              Quarter 1998, down 10.57%
 1996   1997    1998    1999    2000    2001    2002    2003    2004    2005
 ----   ----    ----    ----    ----    ----    ----    ----    ----    ----
14.49%  9.33%  -1.73%  12.17%   0.68%  -0.14%  15.47%  34.84%  12.93%   3.74%



+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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                                                                             23

The table below shows how the average annual total returns for each Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers U.S. Universal Bond Index, an unmanaged index representing a blend of the Lehman Brothers Aggregate, High Yield and Emerging Market Indices, among other indices. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares.
Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Strategic Income Fund
Class A - Return Before Taxes                                     -0.91%       11.71%        9.23%
   Return After Taxes on Distributions*                           -2.78%        8.98%        5.87%
   Return After Taxes on Distributions & Sales of Fund Shares*    -0.62%        8.37%        5.76%
Class B - Return Before Taxes                                     -2.00%       11.65%        8.90%
Class C - Return Before Taxes                                      2.00%       11.92%        8.90%
Lehman Brothers Aggregate Bond Index**                             2.43%        5.87%        6.16%
Lehman Brothers U.S. Universal Bond Index**                        2.71%        6.26%        6.35%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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24

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                 All Funds Except
                                            Limited Term Government and Agency
                                            Fund and Massachusetts Tax Free    Limited Term Government and
                                                   Income Fund                       Agency Fund
                                             Class A      Class B    Class C   Class A   Class B  Class C
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                               4.50%        None       None      3.00%     None     None
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)      (3)         5.00%      1.00%      (3)      5.00%    1.00%
Redemption fees (Loomis Sayles Strategic
   Income Fund, Loomis Sayles High Income     2% of
   Fund and Loomis Sayles Core Plus Bond    redemption
   Fund only)                               proceeds+*     None*      None*     None*     None*    None*
Redemption fees (all other Funds in the
   Prospectus)                                None*        None*      None*     None*     None*    None*

                                            Massachusetts Tax Free
                                              Income Fund
                                            Class A     Class B
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                              4.25%       None
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)     (3)        5.00%
Redemption fees                              None*       None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."
(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                                                            Investment Grade
                                         Core Plus Bond Fund/1/    High Income Fund/2/        Bond Fund/3/
                                         Class A Class B Class C Class A Class B Class C Class A Class B Class C
Management fees                           0.42%   0.42%   0.42%   0.60%   0.60%   0.60%   0.40%   0.40%   0.40%
Distribution and/or service (12b-1) fees  0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*
Other expenses++                          0.43%   0.43%   0.43%   0.66%   0.66%   0.66%   0.33%   0.33%   0.33%
Total Annual Fund Operating Expenses      1.10%   1.85%   1.85%   1.51%   2.26%   2.26%   0.98%   1.73%   1.73%
Fee Waiver and/or Expense Reimbursement   0.05%   0.05%   0.05%   0.26%   0.26%   0.26%   0.03%   0.03%   0.03%
Net Expenses                              1.05%   1.80%   1.80%   1.25%   2.00%   2.00%   0.95%   1.70%   1.70%

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                                                                             25

                                    [GRAPHIC]

 Annual Fund Operating Expenses - continued


                                         Limited Term Government and Massachusetts Tax Free
                                             Agency Fund/4/+         Income Fund/5/         Municipal Income Fund/6/
                                         Class A   Class B  Class C  Class A     Class B    Class A      Class B
Management fees                           0.50%     0.50%    0.50%    0.60%       0.60%      0.48%        0.48%
Distribution and/or service (12b-1) fees  0.25%     1.00%*   1.00%*   0.25%       1.00%*     0.25%        1.00%*
Other expenses++                          0.37%     0.37%    0.37%    0.29%       0.29%      0.27%        0.27%
Total Annual Fund Operating Expenses      1.12%     1.87%    1.87%    1.14%       1.89%      1.00%        1.75%
Fee Waiver and/or Expense Reimbursement   0.12%     0.12%    0.12%    0.19%       0.19%      0.05%        0.05%
Net Expenses                              1.00%     1.75%    1.75%    0.95%       1.70%      0.95%        1.70%

                                         Strategic Income Fund/7/
                                         Class A  Class B Class C
Management fees                           0.61%    0.61%   0.61%
Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*
Other expenses++                          0.27%    0.27%   0.27%
Total Annual Fund Operating Expenses      1.13%    1.88%   1.88%

+ Expense information for the Loomis Sayles Limited Term Government and Agency Fund reflects a reduction in the advisory fee from 0.57% of the Fund's average daily net assets to 0.50% of the Fund's average daily net assets, effective March 21, 2005.
++ Other expenses have been restated to reflect current fees and expenses.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
1 Loomis Sayles and IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), the Fund's advisory administrator, have given a binding undertaking to the Loomis Sayles Core Plus Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.05%, 1.80%, and 1.80% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
2 Loomis Sayles has given a binding undertaking to the Loomis Sayles High Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.25%, 2.00%, and 2.00% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
3 Loomis Sayles has given a binding undertaking to the Loomis Sayles Investment Grade Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.95%, 1.70% and 1.70% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
4 Loomis Sayles has given a binding undertaking to the Loomis Sayles Limited Term Government and Agency Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.00%, 1.75% and 1.75% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
5 Loomis Sayles and IXIS Advisors, the Fund's advisory administrator, have given a binding undertaking to the Loomis Sayles Massachusetts Tax Free Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.95% and 1.70% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
6 Loomis Sayles has given a binding undertaking to the Loomis Sayles Municipal Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.95% and 1.70% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis.
7 Loomis Sayles has given a binding undertaking to the Loomis Sayles Strategic Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.25%, 2.00% and 2.00% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis.

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26

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                   Core Plus Bond Fund                  High Income Fund
           Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  552  $  683 $  183 $  283 $  183 $  572  $  703 $  203 $  303 $  203
3 years    $  779  $  877 $  577 $  577 $  577 $  881  $  981 $  681 $  681 $  681
5 years    $1,024  $1,196 $  996 $  996 $  996 $1,213  $1,386 $1,186 $1,186 $1,186
10 years** $1,726  $1,969 $1,969 $2,165 $2,165 $2,149  $2,386 $2,386 $2,575 $2,575
                    Investment Grade               Limited Term Government and
                        Bond Fund                          Agency Fund
           Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  543  $  673 $  173 $  273 $  173 $  399  $  678 $  178 $  278 $  178
3 years    $  745  $  842 $  542 $  542 $  542 $  634  $  876 $  576 $  576 $  576
5 years    $  965  $1,136 $  936 $  936 $  936 $  887  $1,200 $1,000 $1,000 $1,000
10 years** $1,595  $1,840 $1,840 $2,038 $2,038 $1,612  $1,985 $1,985 $2,181 $2,181

           Massachusetts Tax Free
                Income Fund       Municipal Income Fund
           Class A     Class B    Class A    Class B
                     (1)    (2)            (1)    (2)
1 year     $  518   $  673 $  173 $  543  $  673 $  173
3 years    $  754   $  876 $  576 $  749  $  846 $  546
5 years    $1,008   $1,204 $1,004 $  973  $1,144 $  944
10 years** $1,736   $2,000 $2,000 $1,615  $1,860 $1,860

                  Strategic Income Fund
           Class A    Class B       Class C
                    (1)    (2)    (1)    (2)
1 year     $  560  $  691 $  191 $  291 $  191
3 years    $  793  $  891 $  591 $  591 $  591
5 years    $1,044  $1,216 $1,016 $1,016 $1,016
10 years** $1,763  $2,005 $2,005 $2,201 $2,201

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The Examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The Examples for Core Plus Bond Fund, High Income Fund, Investment Grade Bond Fund, Limited Term Government and Agency Fund, Massachusetts Tax Free Income Fund and Municipal Income Fund are based on the Net Expenses for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining years. The Example for the Strategic Income Fund is based on the Total Annual Fund Operating Expenses for all periods. Reflects current fees and expenses.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

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                                    [GRAPHIC]



More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment-grade quality (i.e., below a rating of Baa by Moody's or below BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Core Plus Bond, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

High Yield Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, structured notes and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds, except Investment Grade Bond Fund for

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options and futures) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Core Plus Bond, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

State Specific Risk (Massachusetts Tax Free Income Fund) This is the risk that political, economic, regulatory and other factors may affect issuers of Massachusetts municipal securities, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenues payments of obligations may be made. The ability of state, county, or local governments or other issuers of such securities to meet their obligations will depend primarily on the availability of tax and other revenues to those entities. The amounts of tax and other revenues available to issuers of Massachusetts municipal securities may be affected from time to time by economic, political and demographic conditions that specifically impact Massachusetts. In addition, the value of the Fund's shares may fluctuate more widely than the value of shares of a more diversified fund which invests in a number of different states.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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Management Team
Meet the Funds' Investment Adviser

The IXIS Advisor Funds family (as defined below) currently includes 23 mutual funds. The IXIS Advisor Funds family had combined assets of $6.6 billion as of December 31, 2005. IXIS Advisor Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the IXIS Advisor Income and Tax Free Income Funds (the "Funds" or each a "Fund"), which, along with the IXIS Advisor Equity Funds, IXIS Advisor Diversified Portfolios, Loomis Sayles Research Fund, Loomis Sayles Growth Fund and IXIS Cash Management Trust --Money Market Series (the "Money Market Fund) constitute the "IXIS Advisor Funds."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the advisory administrator to the Loomis Sayles Core Plus Bond Fund and Loomis Sayles Massachusetts Tax Free Income Fund. IXIS Advisors is a subsidiary of IXIS Asset Management North America. IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Advisors provides certain administrative and oversight services to Loomis Sayles Core Plus Bond Fund and Loomis Sayles Massachusetts Tax Free Income Fund. IXIS Advisors does not determine what investments will be purchased or sold by the Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2005, as a percentage of each Fund's average daily net assets, were 0.36% for Loomis Sayles Core Plus Bond Fund (after waiver or reimbursement)/1/, 0.46% for Loomis Sayles High Income Fund (after waiver or reimbursement), 0.32% for Loomis Sayles Investment Grade Bond Fund (after waiver or reimbursement), 0.53% for Loomis Sayles Limited Term Government and Agency Fund, 0.60% for Loomis Sayles Massachusetts Tax Free Income Fund (after waiver or reimbursement)/2/, 0.48% for Loomis Sayles Municipal Income Fund and 0.61% for Loomis Sayles Strategic Income Fund.

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2005.

/1/ The advisory fee (after waiver or reimbursement) for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.18% payable to Loomis Sayles, as investment adviser to the Fund, and an advisory administration fee of 0.18% payable to IXIS Advisors, as advisory administrator to the Fund.
/2/ The advisory fee (after waiver or reimbursement) for the Loomis Sayles Massachusetts Tax Free Income Fund consisted of a fee of 0.30% payable to Loomis Sayles, as investment adviser to the Fund, and an advisory administration fee of 0.30% payable to IXIS Advisors, as advisory administrator to the Fund.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds' shares or are affiliated with IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors (an affiliate of Loomis Sayles) or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

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Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.


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Management Team
Meet the Funds' Portfolio Managers

Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of the High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 16 years of investment experience.

Daniel J. Fuss

Daniel Fuss has served as portfolio manager of the Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Investment Grade Bond Fund since its inception in December 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 47 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 21 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 22 years of investment experience.

Steven Kaseta

Steven Kaseta has served as co-portfolio manager of the Investment Grade Bond Fund since February 2002. Mr. Kaseta, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1994. He received a A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 23 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 22 years of investment experience.

Robert Payne

Robert Payne has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2003. Mr. Payne, Vice President and Portfolio Manager of Loomis Sayles, began his investment career in 1967 and joined Loomis Sayles in 1982. He received a B.S. from the University of Utah and has over 37 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 21 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term Government and Agency Fund since June 2001. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Prior to becoming a Portfolio Manager, he served as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 13 years of investment experience.

Martha A. Strom

Martha A. Strom has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2002. Ms. Strom, Vice President and Portfolio Manager of the Municipal Bond Investment Team of Loomis Sayles, began her investment career in 1988. Following a five-year period with Nuveen Investments where she was Assistant Vice President and Fixed Income Research Analyst, Ms. Strom rejoined Loomis Sayles in 2001. Ms. Strom received a B.S. from Boston University and has over 17 years of investment management experience.

Please see the Funds' SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

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Fund Services
Investing in the Funds

 Choosing a Share Class

Each Fund offers Class A, Class B and Class C shares to the public, except Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund which only offer Class A and Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

 Class A Shares

.. You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

 Class B Shares

.. You do not pay a sales charge when you buy Class B shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

 Class C Shares

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Funds' expenses, see the section "Fund Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued for any class of shares.

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Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                         Class A Sales Charges**
                      All Funds Except Limited Term
                        Government and Agency Fund
                        and Massachusetts Tax Free
                               Income Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $100,000        4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%


                         Class A Sales Charges**

                       Limited Term Government and
                               Agency Fund

                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $100,000        3.00%           3.09%
$  100,000 - $249,999     2.50%           2.56%
$  250,000 - $499,999     2.00%           2.04%
$  500,000 - $999,999     1.25%           1.27%
$1,000,000 or more*       0.00%           0.00%

                         Class A Sales Charges**
                          Massachusetts Tax Free
                               Income Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $50,000         4.25%           4.44%
$   50,000 - $ 99,000     4.00%           4.17%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.ixisadvisorfunds.com (click on "sales charges" at the bottom of the home page) or in the Funds' SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any IXIS Advisor Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

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.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the IXIS Advisor Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to entire amount of your current purchase in the Fund.
.. Combining Accounts -- allows you to combine shares of multiple IXIS Advisor
  Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other IXIS Advisor Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.
The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another IXIS Advisor Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any IXIS Advisor
  Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with at least $1 million or more in total plan assets or with 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;
.. Investments of $5 million or more in Limited Term Government and Agency Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity; and
.. Investments of $25,000 or more in IXIS Advisor Funds (including the Money
  Market Fund) by clients of an adviser or subadviser to any IXIS Advisor Fund (including the Money Market Fund).

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds to repurchase Class A shares of any IXIS Advisor Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify IXIS Advisor Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

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Fund Services
How Sales Charges Are Calculated (continued)


 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3rd and 4th years, which have the same
CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another IXIS Advisor Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another IXIS Advisor Fund (except the Money Market Fund).

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another IXIS Advisor Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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Fund Services
It's Easy to Open an Account

 To Open an Account with IXIS Advisor Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                     Minimum            Minimum
Type of Account                                                  Initial Purchase Subsequent Purchase
Any account other than those listed below                             $2,500             $100
For shareholders participating in IXIS Advisor Funds' Investment
   Builder Program                                                    $1,000              $50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh
   plans using the IXIS Advisor Funds' prototype document             $1,000             $100
Coverdell Education Savings Accounts                                    $500             $100
For SIMPLE IRA** and 403(b)(7) plans using IXIS Advisor Funds'
   prototype document                                                     $0               $0

* Shareholders with accounts participating in IXIS Advisor Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
   Small Employers (SIMPLE) IRA became available replacing Salary Reduction Simplified Employee Pension ("SARSEP") plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs, may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the IXIS Advisor Funds' prototype document. Such wrap-fee and defined contribution accounts will be subject to the minimum balance policy, as discussed below.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or IXIS Advisor Funds at 800-225-5478. For more information on IXIS Advisor Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Minimum Balance Policy

Each Fund on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occurs during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares and accounts using the IXIS Advisor Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year.

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Fund Services
It's Easy to Open an Account (continued)

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                   IXIS Advisor Funds Personal Access Line(R)

                             800-225-5478, press 1

                          IXIS Advisor Funds Web Site

                           www.ixisadvisorfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Fund Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "IXIS            investment amount, payable to "IXIS
 [GRAPHIC]             Advisor Funds." Third party checks and         Advisor Funds." Third party checks and
                       "starter" checks will not be accepted.         "starter" checks will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to IXIS Advisor Funds, P.O.        account statement or include a letter
                       Box 219579, Kansas City,                       specifying the Fund name, your class of
                       MO 64121-9579.                                 shares, your account number and the
                                                                      registered account name(s).
                                                                    . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Call your investment dealer or IXIS          . Call your investment dealer or IXIS
                       Advisor Funds at 800-225-5478 or visit         Advisor Funds at 800-225-5478 or visit
  [GRAPHIC]            www.ixisadvisorfunds.com to 1) obtain a        www.ixisadvisorfunds.com to request an
                       current prospectus for the Fund into which     exchange.
                       you are exchanging and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Visit www.ixisadvisorfunds.com to add
                       available.                                     shares to your account by wire. Instruct
 [GRAPHIC]                                                            your bank to transfer funds to State Street
                                                                      Bank & Trust Company, ABA
                                                                      #011000028, and DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call IXIS Advisor Funds at 800-225-5478
                       through ACH, you may add this feature by       or visit www.ixisadvisorfunds.com to add
 [GRAPHIC]             selecting it on your account application.      shares to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call IXIS Advisor Funds or
                                                                      visit www.ixisadvisorfunds.com for a
                                                                      Service Options Form. A medallion
                                                                      signature guarantee may be required to add
                                                                      this privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions."

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                                    [GRAPHIC]



Fund Services
Buying Shares (continued)

                                  Opening an Account                            Adding to an Account
 Automatic Investing Through Investment Builder
                     . Although you cannot open an account         . If you have not signed up for Investment
                       through Investment Builder, you may add       Builder, please call IXIS Advisor Funds at
 [GRAPHIC]             this feature by selecting it on your          800-225-5478 or visit
                       application.                                  www.ixisadvisorfunds.com for a Service
                     . Ask your bank or credit union whether it is   Options Form. A medallion signature
                       a member of the ACH system.                   guarantee may be required to add this
                                                                     privilege.
                                                                   . See the section "Additional Investor
                                                                     Services."

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                                    [GRAPHIC]



Fund Services
Selling Shares


                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to IXIS Advisor Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to IXIS Advisor Funds, 330 West 9th
                       Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or IXIS Advisor Funds at 800-225-5478.
 [GRAPHIC]           . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call IXIS Advisor Funds at 800-225-5478 or visit www.ixisadvisorfunds.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call IXIS Advisor
                       Funds at 800-225-5478 or visit www.ixisadvisorfunds.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call IXIS Advisor Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]



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                                    [GRAPHIC]



Fund Services
Selling Shares (continued)

 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call IXIS Advisor Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.


 By Check (for Class A shares of Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund only)
                     . Select the checkwriting option on your application and complete the signature card.
                     . To add this privilege to an existing account, call IXIS Advisor Funds at 800-225-5478 for a
 [GRAPHIC]             Service Options Form.
                     . Each check must be written for $500 or more.
                     . You may not close your account by withdrawal check. Please call your financial representative or
                       IXIS Advisor Funds to close an account.

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                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or IXIS Advisor Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except IXIS   . Medallion signature guarantee, if applicable (see above).
 Advisor Funds        . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Medallion signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts             . Certified copy of corporate resolution or similar documents.
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Medallion signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Certified copy of the death certificate.
 are deceased         . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such
 (POA)                  title.
                      . A medallion signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying that the grantor is alive, the exact Fund and account number, and certified within 30 days of receipt of instructions.*

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                                                                             43

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing (continued)

 Seller (Account
 Type)                   Requirements for Written Requests
                        . The request must include the signatures of all those authorized to sign,
 Executors of estates,    including capacity.
 administrators,        . A medallion signature guarantee.
 guardians,             . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators             Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another IXIS Advisor or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares") subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, will stop and will resume only when an exchange into an applicable Fund occurs. Class A shares of a Fund acquired in connection with certain deferred compensation plans offered by New England Life Insurance Company ("NELICO") and its affiliates, their directors, senior officers, agents or general agents may be exchanged, with the consent of NELICO, for Class Y shares of the same Fund or any other Fund that offers Class Y shares. The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.


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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH
If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund
Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  ---------------------------------------------------------
                                      Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

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                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)


Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund, except the Investment Grade Bond Fund, declares dividends for each class daily and pays them monthly. The Investment Grade Bond Fund declares and pays dividends for each class monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another IXIS Advisor Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another IXIS Advisor Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact IXIS Advisor Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an IXIS Advisor Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be

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48
taxed in the hands of individuals at the reduced long-term capital gain rates described below, provided holding period and other requirements are met at both the shareholder and Fund level. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. The Funds do not expect a significant portion of their distributions to be treated as qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

The Massachusetts Tax Free Income Fund and the Municipal Income Fund also intend to meet all the requirements of the Code necessary to ensure that they are qualified to pay "exempt interest dividends." Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax, but may be subject to state and local taxes. In addition, an investment in the Massachusetts Tax Free Income Fund or the Municipal Income Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. In the case of Massachusetts Tax Free Income Fund, distributions are not generally subject to Massachusetts state income tax to the extent they derive from Massachusetts obligations and provided that the Fund identifies such distributions in written notice to shareholders within 60 days from the end of the taxable year. The Massachusetts Tax Free Income Fund and Municipal Income Fund may, however, invest a portion of their assets in securities that generate income that is not exempt from federal or state taxes. If you receive social security or railroad benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Massachusetts Tax Free Income Fund or the Municipal Income Fund may have on the federal taxation of your benefits.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another IXIS Advisor Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes unless a Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because certain of the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds, except the Investment Grade Bond Fund do not intend to make such designations. Investment Grade Bond Fund intends to make such designations.

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                                                                             49

                                    [GRAPHIC]



Fund Services
Tax Consequences (continued)


Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Special tax considerations for Massachusetts Tax Free Income Fund
Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

For state tax purposes, gains realized by the Fund on the sale of certain tax-exempt securities that are designated by the Fund as tax-exempt retain their tax-exempt character when distributed to shareholders.

The Massachusetts personal income tax statute taxes gains from the sale or exchange of capital assets held for more than one year at a rate of 5.3%. Shareholders should consult their tax advisors with respect to the Massachusetts personal income tax treatment of capital gain distributions from the Fund.

Special tax considerations for Municipal Income Fund
The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of these dividends may be exempt from local and state taxation to the extent they are derived from the state and locality in which you reside. You should check the consequences under your local and state tax laws before investing in the Fund.

Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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50

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
IXIS Advisor Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is IXIS Advisor Funds' automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more IXIS Advisor Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another IXIS Advisor Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other IXIS Advisor Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
IXIS Advisor Funds have an automatic exchange plan under which shares of a class of an IXIS Advisor Fund are automatically exchanged each month for shares of the same class of another IXIS Advisor Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

IXIS Advisor Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

IXIS Advisor Funds Web Site
Visit us at www.ixisadvisorfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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                                                                             51

                                    [GRAPHIC]




Financial Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

For a share outstanding throughout each period.

                              Income (loss) from investment operations:     Less distributions:
                              ----------------------------------------  ---------------------------

                    Net asset
                     value,                                               Dividends
                    beginning    Net        Net realized    Total from       from
                       of     investment   and unrealized   investment  net investment     Total     Redemption
                     period     income      gain (loss)     operations      income     distributions    fee
                    --------- ----------   --------------   ----------  -------------- ------------- ----------

CORE PLUS BOND FUND
Class A
 9/30/2005           $11.69     $0.46(c)       $(0.18)        $ 0.28        $(0.56)       $(0.56)      $0.00(g)
 9/30/2004            11.63      0.47(c)         0.13           0.60         (0.54)        (0.54)       0.00(g)
 9/30/2003(f)         11.28      0.37(c)         0.34           0.71         (0.36)        (0.36)         --
12/31/2002            11.59      0.63(c)        (0.32)          0.31         (0.62)        (0.62)         --
12/31/2001(d)         11.52      0.73            0.10           0.83         (0.76)        (0.76)         --
12/31/2000            11.51      0.78            0.03           0.81         (0.80)        (0.80)         --
Class B
 9/30/2005            11.70      0.37(c)        (0.18)          0.19         (0.48)        (0.48)       0.00(g)
 9/30/2004            11.62      0.38(c)         0.14           0.52         (0.44)        (0.44)       0.00(g)
 9/30/2003(f)         11.28      0.30(c)         0.34           0.64         (0.30)        (0.30)         --
12/31/2002            11.59      0.55(c)        (0.32)          0.23         (0.54)        (0.54)         --
12/31/2001(d)         11.51      0.64            0.10           0.74         (0.66)        (0.66)         --
12/31/2000            11.51      0.70            0.02           0.72         (0.72)        (0.72)         --
Class C
 9/30/2005            11.71      0.37(c)        (0.18)          0.19         (0.48)        (0.48)       0.00(g)
 9/30/2004            11.63      0.38(c)         0.14           0.52         (0.44)        (0.44)       0.00(g)
 9/30/2003(f)         11.29      0.30(c)         0.34           0.64         (0.30)        (0.30)         --
12/31/2002            11.60      0.55(c)        (0.32)          0.23         (0.54)        (0.54)         --
12/31/2001(d)         11.52      0.65            0.09           0.74         (0.66)        (0.66)         --
12/31/2000            11.52      0.70            0.02           0.72         (0.72)        (0.72)         --

HIGH INCOME FUND*
Class A
 9/30/2005           $ 4.82     $0.33(c)       $ 0.16         $ 0.49        $(0.33)       $(0.33)      $0.00(g)
 9/30/2004             4.65      0.33(c)         0.17           0.50         (0.33)        (0.33)       0.00(g)
 9/30/2003(f)          4.12      0.25(c)         0.53           0.78         (0.25)        (0.25)         --
12/31/2002             4.94      0.39(c)        (0.82)         (0.43)        (0.39)        (0.39)         --
12/31/2001(d)          6.21      0.66           (1.25)         (0.59)        (0.68)        (0.68)         --
12/31/2000             8.30      0.86           (2.11)         (1.25)        (0.84)        (0.84)         --
Class B
 9/30/2005             4.83      0.29(c)         0.15           0.44         (0.29)        (0.29)       0.00(g)
 9/30/2004             4.65      0.30(c)         0.18           0.48         (0.30)        (0.30)       0.00(g)
 9/30/2003(f)          4.12      0.23(c)         0.53           0.76         (0.23)        (0.23)         --
12/31/2002             4.95      0.36(c)        (0.83)         (0.47)        (0.36)        (0.36)         --
12/31/2001(d)          6.22      0.62           (1.26)         (0.64)        (0.63)        (0.63)         --
12/31/2000             8.30      0.81           (2.11)         (1.30)        (0.78)        (0.78)         --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $.01 for Class A, $.02 for Class B, and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, and 5.59% to 5.52% for Class C shares. For High Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A and Class B and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A and 10.64% to 10.56% for Class
   B. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
52

                                   Ratios to average net assets:
                                 ---------------------------------

   Net asset          Net assets
    value,    Total     end of     Gross     Net    Net investment Portfolio
    end of    return    period   Expenses  Expenses     income     turnover
    period    (%)(a)   (000's)   (%)(b)(e)  (%)(b)      (%)(b)     rate (%)
   --------- ------   ---------- --------- -------- -------------- ---------

    $11.41     2.4(h)  $105,111    1.18      1.13        3.93          64
     11.69     5.3(h)   120,009    1.22      1.19        4.05          69
     11.63     6.4      133,887    1.28       N/A        4.31          61
     11.28     2.8      147,647    1.18       N/A        5.65          65
     11.59     7.2      173,836    1.09       N/A        6.26          84
     11.52     7.4      174,969    1.04       N/A        7.03          83
     11.41     1.6(h)   132,221    1.93      1.88        3.18          64
     11.70     4.6(h)   148,556    1.97      1.94        3.29          69
     11.62     5.8      161,317    2.03       N/A        3.55          61
     11.28     2.1      141,188    1.93       N/A        4.90          65
     11.59     6.5      127,520    1.84       N/A        5.49          84
     11.51     6.5      100,353    1.79       N/A        6.28          83
     11.42     1.6(h)     6,065    1.93      1.88        3.17          64
     11.71     4.6(h)     6,162    1.98      1.94        3.30          69
     11.63     5.8        7,612    2.03       N/A        3.55          61
     11.29     2.1        9,024    1.93       N/A        4.90          65
     11.60     6.5       11,470    1.84       N/A        5.52          84
     11.52     6.5       12,541    1.79       N/A        6.28          83

    $ 4.98    10.3(h)  $ 25,817    1.72      1.58        6.60          42
      4.82    11.1       24,641    1.65       N/A        6.97          51
      4.65    19.5       23,809    1.71       N/A        7.62          41
      4.12    (8.9)      22,454    1.58       N/A        8.85         114
      4.94   (10.7)      33,471    1.47       N/A       11.31          65
      6.21   (16.1)      46,960    1.36       N/A       11.47          60
      4.98     9.3(h)    12,034    2.47      2.33        5.85          42
      4.83    10.5       17,967    2.40       N/A        6.22          51
      4.65    18.8       23,405    2.46       N/A        6.89          41
      4.12    (9.7)      23,031    2.33       N/A        8.10         114
      4.95   (11.3)      34,713    2.22       N/A       10.56          65
      6.22   (16.6)      47,793    2.11       N/A       10.72          60

(e)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total return would have been lower.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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                                                                             53

                                    [GRAPHIC]



Financial Performance

                              Income (loss) from investment operations:     Less distributions:
                              ----------------------------------------  ---------------------------

                  Net asset
                   value,                                                 Dividends
                  beginning      Net        Net realized    Total from       from
                     of       investment   and unrealized   investment  net investment     Total     Redemption
                   period       income      gain (loss)     operations      income     distributions    fee
                  ---------   ----------   --------------   ----------  -------------- ------------- ----------

HIGH INCOME FUND* (continued)
Class C
 9/30/2005         $ 4.83       $0.29(c)       $ 0.15         $ 0.44        $(0.29)       $(0.29)      $0.00(f)
 9/30/2004           4.65        0.30(c)         0.18           0.48         (0.30)        (0.30)       0.00(f)
 9/30/2003(e)        4.12        0.23(c)         0.53           0.76         (0.23)        (0.23)         --
12/31/2002           4.94        0.36(c)        (0.82)         (0.46)        (0.36)        (0.36)         --
12/31/2001(d)        6.22        0.61           (1.26)         (0.65)        (0.63)        (0.63)         --
12/31/2000           8.30        0.81           (2.11)         (1.30)        (0.78)        (0.78)         --

LIMITED TERM GOVERNMENT AND AGENCY FUND**
Class A
 9/30/2005         $11.30       $0.28(c)       $(0.16)        $ 0.12        $(0.33)       $(0.33)      $  --
 9/30/2004          11.51        0.30(c)        (0.09)          0.21         (0.42)        (0.42)         --
 9/30/2003(e)       11.73        0.21(c)        (0.07)          0.14         (0.36)        (0.36)         --
12/31/2002          11.36        0.42(c)         0.49           0.91         (0.54)        (0.54)         --
12/31/2001(d)       11.16        0.51            0.25           0.76         (0.56)        (0.56)         --
12/31/2000          10.97        0.69            0.20           0.89         (0.70)        (0.70)         --
Class B
 9/30/2005          11.28        0.20(c)        (0.17)          0.03         (0.24)        (0.24)         --
 9/30/2004          11.49        0.22(c)        (0.09)          0.13         (0.34)        (0.34)         --
 9/30/2003(e)       11.71        0.15(c)        (0.06)          0.09         (0.31)        (0.31)         --
12/31/2002          11.34        0.35(c)         0.48           0.83         (0.46)        (0.46)         --
12/31/2001(d)       11.14        0.44            0.24           0.68         (0.48)        (0.48)         --
12/31/2000          10.95        0.62            0.20           0.82         (0.63)        (0.63)         --
Class C
 9/30/2005          11.30        0.20(c)        (0.18)          0.02         (0.24)        (0.24)         --
 9/30/2004          11.50        0.22(c)        (0.08)          0.14         (0.34)        (0.34)         --
 9/30/2003(e)       11.72        0.15(c)        (0.06)          0.09         (0.31)        (0.31)         --
12/31/2002          11.35        0.35(c)         0.48           0.83         (0.46)        (0.46)         --
12/31/2001(d)       11.15        0.44            0.24           0.68         (0.48)        (0.48)         --
12/31/2000          10.96        0.62            0.20           0.82         (0.63)        (0.63)         --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $.01 for Class C and to decrease the ratio of net investment income to average net assets from 10.63% to 10.54% for Class
   C. For Limited Term Government and Agency Fund, the effect of this change was to decrease net investment income per share by $.04 for Class A, B, and C, and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, and 4.25% to 3.89% for Class C. Per share data and ratios for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(e)For the nine months ended September 30, 2003.
(f)Amounts round to less than $0.01.

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54

                                    Ratios to average net assets:
                                  ---------------------------------

   Net asset          Net assets,
    value,    Total     end of     Gross      Net    Net investment Portfolio
    end of    return    period    Expenses  Expenses     income     turnover
    period    (%)(a)    (000's)    (%)(b)    (%)(b)      (%)(b)     rate (%)
   --------- ------   ----------- --------  -------- -------------- ---------

    $ 4.98     9.3(g)  $  3,554     2.47(h)   2.33        5.82          42
      4.83    10.5        2,608     2.40       N/A        6.22          51
      4.65    18.8        2,858     2.46       N/A        6.89          41
      4.12    (9.5)       2,605     2.33       N/A        8.10         114
      4.94   (11.5)       4,153     2.22       N/A       10.54          65
      6.22   (16.6)       5,369     2.11       N/A       10.72          60
    $11.09     1.1     $141,417     1.24       N/A        2.50          93
     11.30     1.9      106,701     1.32       N/A        2.60          80
     11.51     1.2      117,225     1.37       N/A        2.41          53
     11.73     8.2      106,013     1.35       N/A        3.66          88
     11.36     6.9      109,189     1.42       N/A        4.52         275
     11.16     8.3      118,833     1.40       N/A        6.18         384
     11.07     0.3       15,114     1.99       N/A        1.75          93
     11.28     1.2       10,107     2.00       N/A        1.95          80
     11.49     0.7       14,637     2.02       N/A        1.77          53
     11.71     7.5       16,263     2.00       N/A        3.01          88
     11.34     6.2       14,317     2.07       N/A        3.85         275
     11.14     7.7       11,884     2.05       N/A        5.53         384
     11.08     0.2        5,715     1.99       N/A        1.75          93
     11.30     1.3        6,949     2.00       N/A        1.94          80
     11.50     0.7        8,704     2.02       N/A        1.77          53
     11.72     7.5        8,079     2.00       N/A        3.01          88
     11.35     6.2        5,851     2.07       N/A        3.89         275
     11.15     7.7        6,617     2.05       N/A        5.53         384

(g)Had certain expenses not been reduced during the period, total return would have been lower.
(h)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class C shares which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B, and Class C, shares which were reorganized into Class A, Class B, and Class C, shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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                                                                             55

                                    [GRAPHIC]



Financial Performance

                                             Income (loss) from investment operations:     Less distributions:
                                             ----------------------------------------- ---------------------------

                                   Net asset                                             Dividends
                                    value,      Net        Net realized    Total from       from
                                   beginning investment   and unrealized   investment  net investment     Total
                                   of period   income      gain (loss)     operations      income     distributions
                                   --------- ----------   --------------   ----------  -------------- -------------

MASSACHUSETTS TAX FREE INCOME FUND
Class A
 9/30/2005                          $16.58     $0.60          $ 0.04         $0.64         $(0.60)       $(0.60)
 9/30/2004                           16.41      0.61            0.17          0.78          (0.61)        (0.61)
 9/30/2003(f)                        16.40      0.49            0.01          0.50          (0.49)        (0.49)
12/31/2002                           15.82      0.67            0.59          1.26          (0.68)        (0.68)
12/31/2001(d)                        16.06      0.75           (0.24)         0.51          (0.75)        (0.75)
12/31/2000                           15.48      0.82            0.57          1.39          (0.81)        (0.81)
Class B
 9/30/2005                           16.54      0.46            0.05          0.51          (0.47)        (0.47)
 9/30/2004                           16.37      0.49            0.18          0.67          (0.50)        (0.50)
 9/30/2003(f)                        16.36      0.41            0.01          0.42          (0.41)        (0.41)
12/31/2002                           15.78      0.57            0.58          1.15          (0.57)        (0.57)
12/31/2001(d)                        16.03      0.64           (0.24)         0.40          (0.65)        (0.65)
12/31/2000                           15.45      0.71            0.58          1.29          (0.71)        (0.71)

MUNICIPAL INCOME FUND
Class A
 9/30/2005                          $ 7.47     $0.28          $ 0.01         $0.29         $(0.28)       $(0.28)
 9/30/2004                            7.41      0.29            0.06          0.35          (0.29)        (0.29)
 9/30/2003(f)                         7.43      0.23           (0.02)         0.21          (0.23)        (0.23)
12/31/2002                            7.25      0.34            0.18          0.52          (0.34)        (0.34)
12/31/2001(d)                         7.39      0.36           (0.14)         0.22          (0.36)        (0.36)
12/31/2000                            7.17      0.40            0.21          0.61          (0.39)        (0.39)
Class B
 9/30/2005                            7.48      0.22            0.01          0.23          (0.22)        (0.22)
 9/30/2004                            7.41      0.24            0.07          0.31          (0.24)        (0.24)
 9/30/2003(f)                         7.44      0.19           (0.03)         0.16          (0.19)        (0.19)
12/31/2002                            7.25      0.29            0.19          0.48          (0.29)        (0.29)
12/31/2001(d)                         7.39      0.31           (0.14)         0.17          (0.31)        (0.31)
12/31/2000                            7.17      0.35            0.21          0.56          (0.34)        (0.34)

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $0.01 and to decrease net realized and unrealized gains and losses per share by $0.01 for Class A shares and Class B shares and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
56

                                   Ratios to average net assets:
                                 ---------------------------------

   Net asset         Net assets,
    value,   Total     end of      Gross     Net    Net investment Portfolio
    end of   return    period    Expenses  Expenses     income     turnover
    period   (%)(a)    (000's)   (%)(b)(c)  (%)(b)      (%)(b)     rate (%)
   --------- ------  ----------- --------- -------- -------------- ---------

    $16.62    3.9(e)  $ 77,018     1.22      1.22        3.59           5
     16.58    4.9       81,427     1.33       N/A        3.74          21
     16.41    3.1       86,368     1.38       N/A        3.99           9
     16.40    8.1       92,053     1.34       N/A        4.19          33
     15.82    3.2(e)    89,376     1.35      1.33        4.67          60
     16.06    9.3(e)    91,785     1.39      1.13        5.24          68
     16.58    3.1(e)     3,207     1.97      1.97        2.84           5
     16.54    4.2        4,435     2.00       N/A        3.08          21
     16.37    2.6        6,185     2.03       N/A        3.34           9
     16.36    7.4        6,742     1.99       N/A        3.54          33
     15.78    2.5(e)     8,313     2.00      1.98        4.03          60
     16.03    8.6(e)     8,715     2.04      1.78        4.59          68

    $ 7.48    3.9     $102,255     1.07       N/A        3.65          29
      7.47    4.9      111,801     1.11       N/A        4.00          35
      7.41    2.9      126,906     1.10       N/A        4.14          42
      7.43    7.3      133,005     1.06       N/A        4.67          33
      7.25    3.0      137,852     1.07       N/A        4.89          80
      7.39    8.8      142,539     0.95       N/A        5.39         156
      7.49    3.1        7,610     1.82       N/A        2.90          29
      7.48    4.2        9,087     1.86       N/A        3.25          35
      7.41    2.2       10,884     1.85       N/A        3.39          42
      7.44    6.7       12,326     1.81       N/A        3.92          33
      7.25    2.2       14,549     1.82       N/A        4.14          80
      7.39    8.0       14,520     1.70       N/A        4.64         156

(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)For the nine months ended September 30, 2003.

--------------------------------------------------------------------------------
                                                                             57

                                    [GRAPHIC]



Financial Performance


                                 Income (loss) from investment operations:     Less distributions:
                                 ----------------------------------------  ---------------------------

                       Net asset
                        value,                                               Dividends
                       beginning    Net        Net realized    Total from       from
                          of     investment   and unrealized   investment  net investment     Total     Redemption
                        period   income(c)     gain (loss)     operations      income     distributions    fee
                       --------- ----------   --------------   ----------  -------------- ------------- ----------

STRATEGIC INCOME FUND*
Class A
 9/30/2005              $13.57     $0.66          $ 0.70         $ 1.36        $(0.76)       $(0.76)      $0.00(g)
 9/30/2004               12.57      0.75            1.11           1.86         (0.86)        (0.86)       0.00(g)
 9/30/2003(d)            10.72      0.57            1.93           2.50         (0.65)        (0.65)         --
12/31/2002                9.88      0.75            0.72           1.47         (0.63)        (0.63)         --
12/31/2001(f)            10.80      0.91           (0.92)         (0.01)        (0.91)        (0.91)         --
12/31/2000               11.65      0.99           (0.91)          0.08         (0.93)        (0.93)         --
Class B
 9/30/2005               13.60      0.56            0.71           1.27         (0.65)        (0.65)       0.00(g)
 9/30/2004               12.59      0.65            1.10           1.75         (0.74)        (0.74)       0.00(g)
 9/30/2003(d)            10.71      0.51            1.92           2.43         (0.55)        (0.55)         --
12/31/2002                9.88      0.67            0.73           1.40         (0.57)        (0.57)         --
12/31/2001(f)            10.79      0.83           (0.90)         (0.07)        (0.84)        (0.84)         --
12/31/2000               11.65      0.90           (0.91)         (0.01)        (0.85)        (0.85)         --
Class C
 9/30/2005               13.60      0.55            0.72           1.27         (0.65)        (0.65)       0.00(g)
 9/30/2004               12.58      0.64            1.11           1.75         (0.73)        (0.73)       0.00(g)
 9/30/2003(d)            10.70      0.50            1.93           2.43         (0.55)        (0.55)         --
12/31/2002                9.87      0.67            0.73           1.40         (0.57)        (0.57)         --
12/31/2001(f)            10.78      0.83           (0.91)         (0.08)        (0.83)        (0.83)         --
12/31/2000               11.64      0.90           (0.91)         (0.01)        (0.85)        (0.85)         --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(b)Computed on an annualized basis for period less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B and 8.04% to 8.02% for Class C. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
58

                                    Ratios to average net assets:
                                  ---------------------------------

   Net asset          Net assets,
    value,   Total      end of      Gross     Net    Net investment Portfolio
    end of   return     period    Expenses  Expenses     income     turnover
    period   (%)(a)     (000's)   (%)(b)(h)  (%)(b)      (%)(b)     rate (%)
   --------- ------   ----------- --------- -------- -------------- ---------

    $14.17    10.2     $977,198     1.18       N/A        4.71         14
     13.57    15.2      343,586     1.23       N/A        5.66         28
     12.57    23.7(e)   140,576     1.31      1.28        6.49         27
     10.72    15.5       92,303     1.33       N/A        7.38         30
      9.88    (0.1)      94,156     1.31       N/A        8.77         10
     10.80     0.7      116,986     1.24       N/A        8.73         13
     14.22     9.5      144,081     1.93       N/A        3.98         14
     13.60    14.3      128,714     1.98       N/A        4.91         28
     12.59    23.0(e)   118,217     2.06      2.03        5.73         27
     10.71    14.6       98,501     2.08       N/A        6.63         30
      9.88    (0.8)     102,159     2.06       N/A        8.02         10
     10.79    (0.2)     120,200     1.99       N/A        7.98         13
     14.22     9.5      765,200     1.93       N/A        3.93         14
     13.60    14.3      255,705     1.98       N/A        4.87         28
     12.58    23.0(e)    66,394     2.06      2.03        5.73         27
     10.70    14.7       27,727     2.08       N/A        6.63         30
      9.87    (0.8)      28,925     2.06       N/A        8.02         10
     10.78    (0.2)      37,208     1.99       N/A        7.98         13

(g)Amount rounds to less than $0.01.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B, and Class C shares, which were reorganized into Class A, Class B, and Class C shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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                                                                             59

                                    [GRAPHIC]



Financial Performance

                                      Income (loss) from investment operations:            Less distributions:
                                      ----------------------------------------- -----------------------------------------

                           Net asset
                             value,                 Net realized                  Dividends    Distributions
                           beginning     Net       and unrealized   Total from       from        from net
                               of     investment   gain (loss) on   investment  net investment   realized        Total
                           the period income(d)     investments     operations      income     capital gains distributions
                           ---------- ----------   --------------   ----------  -------------- ------------- -------------

INVESTMENT GRADE BOND FUND
Class A
9/30/2005                    $11.84     $0.49          $0.29          $0.78         $(0.74)       $(0.17)       $(0.91)
9/30/2004                     11.54      0.52           0.45           0.97          (0.60)        (0.07)        (0.67)
9/30/2003                     10.23      0.58           1.46           2.04          (0.59)        (0.14)        (0.73)
9/30/2002(f)(h)               10.18      0.39           0.04           0.43          (0.38)           --         (0.38)
12/18/2000(i)                  9.91      0.13           0.24           0.37          (0.14)           --         (0.14)
Class B
9/30/2005                     11.82      0.41           0.27           0.68          (0.66)        (0.17)        (0.83)
9/30/2004                     11.53      0.43           0.45           0.88          (0.52)        (0.07)        (0.59)
9/30/2003(g)                  11.21      0.02           0.30           0.32             --            --            --
Class C
9/30/2005                     11.81      0.40           0.28           0.68          (0.66)        (0.17)        (0.83)
9/30/2004                     11.53      0.43           0.45           0.88          (0.53)        (0.07)        (0.60)
9/30/2003(g)                  11.21      0.02           0.30           0.32             --            --            --

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized basis for periods less than one year.
(d)Per share net investment income has been calculated using the average shares outstanding during the period.
(e)A sales charge for Class A, and Class C and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(f)As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A, net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A, decreased from 5.88% to 5.85%, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
60

                                    Ratios to average net assets:
                                  ---------------------------------

  Net asset           Net assets,
    value,   Total      end of       Net     Gross   Net investment Portfolio
    end of   return   the period  Expenses  Expenses     income     turnover
  the period (%)(a)      (000)    (%)(b)(c)  (%)(c)      (%)(c)      rate(%)
  ---------- ------   ----------- --------- -------- -------------- ---------

    $11.71     6.8(j)   $39,168     0.95       1.14       4.21         28
     11.84     8.8(j)     9,506     0.93       1.67       4.52         29
     11.54    20.6(e)     1,128     0.80       4.67       5.21         34
     10.23     4.3           11     0.80     191.59       5.85         39
     10.14     3.8        2,426     0.80       1.91       6.31          1
     11.67     5.9(j)     3,443     1.70       2.18       3.47         28
     11.82     7.9(j)     1,797     1.70       2.42       3.77         29
     11.53     2.9(e)       160     1.70       7.81       5.83         34
     11.66     5.9(j)    27,992     1.70       1.97       3.45         28
     11.81     7.9(j)     9,191     1.70       2.42       3.74         29
     11.53     2.9(e)         3     1.70       7.81       4.35         34

(g)From commencement of class operations on September 12, 2003 through September 30, 2003.
(h)From commencement of class operations on January 31, 2002 through September 30, 2002.
(i)For the period from October 1, 2000 through December 18, 2000. Class A, formerly Retail Class shares, of the Fund were converted into Class Y, formerly Institutional Class shares, on December 18, 2000.
(j)A sales charge for Class A and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

--------------------------------------------------------------------------------
                                                                             61

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment-grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

--------------------------------------------------------------------------------
62

Structured notes -- Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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                                                                             63

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, or the Funds at:
IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116
Telephone: 1-800-225-5478 The Funds' annual and semiannual reports and SAIs are available on the Funds' website at: www.ixisadvisorfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 1-800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

   Your financial representative or IXIS Advisor Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Portfolio Holdings -- A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), and other firms selling shares of IXIS Advisor Funds are members of the National Association of
  Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the
      NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

                  (Investment Company Act File No. 811-04323)
                  (Investment Company Act File No. 811-00242)
                  (Investment Company Act File No. 811-06241)


 IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds.
      If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset
                        Management Distributors, L.P.,
   Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston,
                    MA 02116 or call us at 1-800-225-5478.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

 We/(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

  /(1)/ For purposes of this notice the term "we" includes IXIS Advisor Funds,
    Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., and their advisory affiliates which include IXIS Asset Management Advisors, L.P, Loomis,
              Sayles & Company, L.P. and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the IXIS Advisor Funds and Loomis Sayles
  Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   XB51-0206

                               [LOGO]

                          IXIS ADVISOR FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks..........  Page 2

Fund Fees & Expenses............... Page 17

More About Risk.................... Page 19

Management Team.................... Page 21

Fund Services...................... Page 23

Financial Performance.............. Page 32

  IXIS Advisor Income Funds - Class Y Shares

[LOGO] LOOMIS SAYLES & Company, L.P.

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund
                                                                     Prospectus
                                                               February 1, 2006

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call IXIS Advisor Funds.

IXIS Advisor Funds
P.O. Box 219579
Kansas City, MO 64121-9579 800-225-5478
www.ixisadvisorfunds.com

Table of Contents

Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund..................... 2
Loomis Sayles High Income Fund ....................... 5
Loomis Sayles Investment Grade Bond Fund ............. 8
Loomis Sayles Limited Term Government and Agency Fund 11
Loomis Sayles Strategic Income Fund ..................14
Fund Fees & Expenses
Fund Fees & Expenses .................................17
More About Risk
More About Risk ......................................19
Management Team
Meet the Funds' Investment Adviser ...................21
Meet the Funds' Portfolio Managers ...................22
Fund Services
It's Easy to Open an Account .........................23
Buying Shares ........................................24
Selling Shares .......................................25
Selling Shares in Writing ............................26
Exchanging Shares ....................................26
Restrictions on Buying, Selling and Exchanging Shares 26
How Fund Shares Are Priced ...........................28
Dividends and Distributions ..........................29
Tax Consequences .....................................30
Compensation to Securities Dealers ...................31
Financial Performance
Financial Performance ................................32
Glossary of Terms
Glossary of Terms ....................................40

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Peter W. Palfrey and Richard G. Raczkowski
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               NERYX

 Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. The term "bond investments" includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities and will generally maintain an average effective maturity of ten years or less. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below BBB by S&P or Fitch, below Baa by Moody's (also known as "junk bonds"), or if unrated, of comparable quality as determined by Loomis Sayles.
Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:
(check mark) Fixed charge coverage
(check mark) The relationship between cash flows and debt service obligations (check mark) The experience and perceived strength of management
(check mark) Price responsiveness of the security to interest rate changes (check mark) Earnings prospects
(check mark) Debt as a percentage of assets
(check mark) Borrowing requirements, debt maturity schedules and liquidation value
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
The Fund may also:
.. Invest in Rule 144A securities and structured notes.
.. Invest in foreign securities, including those in emerging markets, and related currency hedging transactions.
.. Invest in futures.
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the

--------------------------------------------------------------------------------
2
website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             3

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.

                                    [CHART]

                                (total return)

1996    1997    1998    1999   2000    2001   2002   2003    2004    2005  (up triangle) Highest Quarterly Return: Third
----    ----    ----    ----   ----    ----   ----   ----    ----    ----                Quarter 1997, up 4.34%
4.59%   11.40%  8.26%  -0.01%  7.60%   7.80%  3.45%  9.03%   5.35%   1.35% (down triangle) Lowest Quarterly Return: Second
                                                                                           Quarter 2004, down 2.76%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt and foreign debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Core Plus Bond Fund
Class Y - Return Before Taxes                                      1.35%       5.36%         5.83%
   Return After Taxes on Distributions*                           -0.55%       3.18%         3.20%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.87%       3.26%         3.33%
Lehman Brothers Aggregate Bond Index**                             2.43%       5.87%         6.16%
Lehman Brothers U.S. Credit Index**                                1.96%       7.12%         6.46%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles High Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan and Kathleen C. Gaffney
Category: Corporate Income

 Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
(check mark) Issuer debt and debt maturity schedules
(check mark) Earnings prospects
(check mark) Responsiveness to changes in interest rates
(check mark) Experience and perceived strength of management
(check mark) Borrowing requirements and liquidation value
(check mark) Market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
.. Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
.. Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.
The Fund may also:
.. Invest in structured notes, zero-coupon, pay-in-kind and Rule 144A securities. .. Invest in derivative securities, including futures.
.. Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

--------------------------------------------------------------------------------
                                                                             5

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown are those of the Fund's Class A shares which are not offered in this Prospectus. This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for Class Y shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ.

                                    [CHART]

                                (total return +)
                                                                           (up triangle) Highest Quarterly Return: Second
 1996   1997   1998   1999    2000    2001     2002   2003   2004    2005                Quarter 2003, up 9.95%
 ----   ----   ----   ----    ----    ----     ----   ----   ----    ----  (down triangle) Lowest Quarterly Return: Fourth
14.88%  15.37% -1.70% 4.00%  -16.09% -10.65%  -8.86%  27.91% 10.35%  5.04%                 Quarter 2000, down 11.32%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
6

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted, unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles High Income Fund
Class A - Return Before Taxes                                      0.27%        2.90%        2.75%
   Return After Taxes on Distributions*                           -2.06%       -0.20%       -0.78%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.13%        0.51%        0.17%
Lehman Brothers High Yield Composite Index**                       2.74%        8.85%        6.54%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               LSIIX

 Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower-rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.
In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
.. Engage in foreign currency hedging transactions, repurchase agreements, swap transactions and securities lending.
.. Invest in Rule 144A securities and structured notes.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

--------------------------------------------------------------------------------
8

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Non-U.S. shareholders: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             9

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                    [CHART]

                            (total return +)

1997    1998    1999     2000    2001     2002      2003     2004    2005  (up triangle) Highest Quarterly Return: Second
----    ----    ----     ----    ----     ----      ----     ----    ----                Quarter 2003, up 9.23%
14.51%  3.31%   3.92%   11.13%   5.92%   10.84%    19.61%    9.91%   2.75% (down triangle) Lowest Quarterly Return: Second
                                                                                           Quarter 2004, down 3.90%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangement at the time of the conversion.

The table below shows how average annual total returns (before and after taxes) for the one-year, five-year and since-inception periods compare to those of the Lehman Brothers U.S. Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Brothers U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years (12/31/96)
Loomis Sayles Investment Grade Bond Fund
Class Y - Return Before Taxes                                      2.75%       9.66%       8.97%
   Return After Taxes on Distributions*                           -0.02%       6.97%       6.13%
   Return After Taxes on Distributions & Sales of Fund Shares*     2.15%       6.75%       5.99%
Lehman Brothers U.S. Government/Credit Index**                     2.37%       6.11%       6.54%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's expense cap arrangements at the time of the conversion.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Limited Term Government and Agency Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class Y
               -------
               NELYX

 Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:
(check mark) Average credit rating of "AAA" by Standard & Poor's Ratings Group
             ("S&P") or Fitch Investor Services, Inc. ("Fitch"), or "Aaa" by Moody's Investors Service, Inc. ("Moody's").
(check mark) Effective duration range of two to four years.

In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.
.. It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
The Fund may also:
.. Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P or Fitch, or Baa or higher by Moody's).
.. Invest in zero-coupon bonds, Rule 144A securities and structured notes.
.. Invest in foreign bonds denominated in U.S. dollars and related foreign currency hedging transactions.
.. Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest in futures.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

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                                                                             11

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Agency securities: Subject to security risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S.
  government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the SAI for details.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.
Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.+

                                    [CHART]

                            (total return +)

1996   1997    1998     1999    2000    2001    2002    2003    2004    2005  (up triangle) Highest Quarterly Return: Third
----   ----    ----     ----    ----    ----    ----    ----    ----    ----                Quarter 1998, up 4.80%
2.73%  7.53%   6.91%   -0.32%   8.82%   7.41%   8.62%   1.83%   2.13%   1.38% (down triangle) Lowest Quarterly Return: Second
                                                                                              Quarter 2004, down 1.71%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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12

The table below shows how the average annual total returns (before and after taxes) for the one-year, five year and ten-year periods compare to those of the Lehman Brothers 1-5 Year Government Bond Index, a market-weighted index of bonds issued by the U.S. government and its agencies with maturities between one and five years. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers 1-5 Year Government Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+//
(for the periods ended December 31, 2005)                      Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Limited Term Government and Agency Fund
Class Y - Return Before Taxes                                     1.38%       4.23%         4.65%
   Return After Taxes on Distribution*                            0.17%       2.57%         2.48%
   Return After Taxes on Distribution & Sales of Fund Shares*     0.89%       2.61%         2.60%
Lehman Brothers 1-5 Year Government Bond Index**                  1.48%       4.26%         5.15%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                                                             13

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Kathleen C. Gaffney
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               NEZYX

 Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income-producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency hedging transactions and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
(check mark) Discounted share price compared to economic value
(check mark) Undervalued credit ratings with strong or improving credit profiles (check mark) Yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles seeks to buy bonds at a discount-bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
.. Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.
.. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.
The Fund may also:
.. Invest in Rule 144A securities, structured notes, zero-coupon bonds and pay-in-kind bonds.
.. Invest in mortgage-related securities and stripped securities.
.. Invest in futures.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable

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14
  transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since the first full year of operations for Class Y.+

                                    [CHART]

                              (total return  )

2000        2001         2002         2003        2004       2005  (up triangle) Highest Quarterly Return: Second
----        ----         ----         ----        ----       ----                Quarter 2003, up 12.55%
1.04%       0.33%       15.85%       35.19%      13.22%      3.97% (down triangle) Lowest Quarterly Return: Second
                                                                                   Quarter 2004, down 3.88%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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                                                                             15

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and since-inception periods compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers U.S. Universal Bond Index, an unmanaged index representing a blend of the Lehman Brothers Aggregate, High Yield and Emerging Market Indices, among other indices. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Class
Average Annual Total Returns+                                                             Inception
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years  (12/1/99)
Loomis Sayles Strategic Income Fund
Class Y - Return Before Taxes                                      3.97%       13.09%      11.31%
   Return After Taxes on Distributions*                            1.91%       10.19%       8.29%
   Return After Taxes on Distributions & Sales of Fund Shares*     2.55%        9.49%       7.83%
Lehman Brothers Aggregate Bond Index**                             2.43%        5.87%       6.81%
Lehman Brothers U.S. Universal Bond Index**                        2.71%        6.26%       7.01%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes. The returns of each index are calculated from December 31, 1999.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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16

 LOGO

Fund Fees & Expenses


The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                                                              All Funds
                                                                                                               Class Y
Maximum sales charge (load) imposed on purchases                                                                None
Maximum deferred sales charge (load)                                                                            None
Redemption fees (Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund and Loomis Sayles
   Strategic Income Fund only)                                                                       2% of redemption proceeds+*
Redemption fees (all other Funds in the Prospectus)                                                             None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                            Core Plus Bond Fund/(1)/            High Income Fund*
                                                    Class Y                          Class Y
Management fees                                      0.42%                            0.60%
Distribution and/or service (12b-1) fees             0.00%                            0.00%
Other expenses++                                     0.33%                            0.57%
Total Annual Fund Operating
 Expenses                                            0.75%                            1.17%
                                                                                  Limited Term
                                         Investment Grade Bond Fund/(2)/ Government and Agency Fund/(3)+/
                                                    Class Y                          Class Y
Management fees                                      0.40%                            0.50%
Distribution and/or service (12b-1) fees             0.00%                            0.00%
Other expenses++                                     0.31%                            0.19%
Total Annual Fund Operating
 Expenses                                            0.71%                            0.69%
Fee Waiver and/or Expense
 Reimbursement                                       0.16%                            0.00%
Net Expenses                                         0.55%                            0.69%


Management fees
Distribution and/or service (12b-1) fees
Other expenses++
Total Annual Fund Operating
 Expenses

                                         Strategic Income Fund/(4)/
                                                  Class Y
Management fees                                    0.61%
Distribution and/or service (12b-1) fees           0.00%
Other expenses++                                   0.23%
Total Annual Fund Operating
 Expenses                                          0.84%
Fee Waiver and/or Expense
 Reimbursement                                     0.00%
Net Expenses                                       0.84%

+ Expense information for the Loomis Sayles Limited Term Government and Agency Fund reflects a reduction in the advisory fee from 0.57% of the Fund's average daily net assets to 0.50% of the Fund's average daily net assets, effective March 21, 2005.
++ Other expenses have been restated to reflect current fees and expenses.
* Class Y shares of the Loomis Sayles High Income Fund were not outstanding during 2005. Expenses for Loomis Sayles High Income Fund have been estimated.
(1) Loomis Sayles and IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), the Fund's advisory administrator, have given a binding undertaking to the Loomis Sayles Core Plus Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.80% annually of the Fund's average daily net assets for Class Y. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis.
(2) Loomis Sayles has given a binding undertaking to the Loomis Sayles Investment Grade Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.55% annually of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(3) Loomis Sayles has given a binding undertaking to the Loomis Sayles Limited Term Government and Agency Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.75% annually of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis.
(4) Loomis Sayles has given a binding undertaking to the Loomis Sayles
    Strategic Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.00% annually of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis.

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                                                                             17

 LOGO

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

            Core Plus Bond Fund       High Income Fund    Investment Grade Bond Fund
                  Class Y                  Class Y                 Class Y
1 year              $ 77                   $  119                    $ 56
3 years             $240                   $  372                    $211
5 years             $417                   $  644                    $379
10 years            $930                   $1,420                    $867
                Limited Term
         Government and Agency Fund Strategic Income Fund
                  Class Y                  Class Y
1 year              $ 70                   $   86
3 years             $221                   $  268
5 years             $384                   $  466
10 years            $859                   $1,037

* The Example for the Loomis Sayles Investment Grade Bond Fund is based on the Net Expenses for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining years. The Examples for all other Funds are based on the Total Annual Fund Operating Expenses for all periods. Reflects current fees and expenses.

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                                    [GRAPHIC]



More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.
Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's or below BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Core Plus Bond, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

High Yield Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, structured notes and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except Investment Grade Bond Fund for options and futures) These transactions are subject to

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                                    [GRAPHIC]
changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Core Plus Bond, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser

The IXIS Advisor Funds family (as defined below) currently includes 23 mutual funds. The IXIS Advisor Funds family had combined assets of $6.6 billion as of December 31, 2005. IXIS Advisor Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the IXIS Advisor Income and Tax Free Income Funds (the "Funds" or each a "Fund"), which, along with the IXIS Advisor Equity Funds, IXIS Advisor Diversified Portfolios, Loomis Sayles Research Fund, Loomis Sayles Growth Fund and IXIS Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "IXIS Advisor Funds."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the advisory administrator to the Loomis Sayles Core Plus Bond Fund. IXIS Advisors is a subsidiary of IXIS Asset Management North America. IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Advisors provides certain administrative and oversight services to Loomis Sayles Core Plus Bond Fund. IXIS Advisors does not determine what investments will be purchased or sold by the Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2005, as a percentage of each Fund's average daily net assets, were 0.36% for Loomis Sayles Core Plus Bond Fund (after waiver or reimbursement)/1/, 0.46% for Loomis Sayles High Income Fund (after waiver or reimbursement), 0.32% for Loomis Sayles Investment Grade Bond Fund (after waiver or reimbursement), 0.53% for Loomis Sayles Limited Term Government and Agency Fund and 0.61% for Loomis Sayles Strategic Income Fund.

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2005.

/1/ The advisory fee (after waiver or reimbursement) for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.18% payable to Loomis Sayles, as investment adviser to the Fund, and an advisory administration fee of 0.18% payable to IXIS Advisors, as advisory administrator to the Fund.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds' shares or are affiliated with IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors (an affiliate of Loomis Sayles) or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of the High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 16 years of investment experience.

Daniel J. Fuss

Daniel Fuss has served as portfolio manager of the Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Investment Grade Bond Fund since its inception in December 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 47 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 21 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 22 years of investment experience.

Steven Kaseta

Steven Kaseta has served as co-portfolio manager of the Investment Grade Bond Fund since February 2002. Mr. Kaseta, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1994. He received a A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 23 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 22 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 21 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term Government and Agency Fund since June 2001. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Prior to becoming a Portfolio Manager, he served as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 13 years of investment experience.

Please see the Funds' SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

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Fund Services
It's Easy to Open an Account

 To Open an Account with IXIS Advisor Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.
  Class Y shares of the Funds may be purchased by the following entities at the following investment minimums:
   The minimum initial investment is $1 million and the minimum subsequent investment is $10,000 for:
       . Other mutual funds, endowments, foundations, bank trust departments or trust companies.
 There is no initial or subsequent investment minimum for:
       . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.
       . Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.
       . Separate Accounts of New England Financial, MetLife or their affiliates.
       . Wrap Fee Programs of certain broker-dealers not being paid by the Fund, Loomis Sayles or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.
       . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.
       . Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").
       . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

  At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Funds below the stated minimums.

3.You should contact IXIS Advisor Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

Certificates will not be issued for any class of shares.

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                                    [GRAPHIC]



Fund Services
Buying Shares

                                    Opening an Account                              Adding to an Account
 Through Your Investment Dealer
                      . Call your investment dealer for information about opening or adding to an account.
                        Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                      . Make out a check in U.S. dollars for the       . Make out a check in U.S. dollars for the
                        investment amount, payable to "IXIS              investment amount, payable to "IXIS
 [GRAPHIC]              Advisor Funds." Third party checks and           Advisor Funds." Third party checks and
                        "starter" checks will not be accepted.           "starter" checks will not be accepted.
                      . Mail the check with your completed             . Complete the investment slip from an
                        application to IXIS Advisor Funds, P.O. Box      account statement or include a letter
                        219579, Kansas City, MO 64121-9579.              specifying the Fund name, your class of
                      . Shares purchased by check may not be             shares, your account number and the
                        available immediately for redemption. See        registered account name(s).
                        the section "Selling Restrictions."            . Shares purchased by check may not be
                                                                         available immediately for redemption. See
                                                                         the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more details.)
                      . Call your investment dealer or IXIS            . Call your investment dealer or IXIS
                        Advisor Funds at 800-225-5478 to 1)              Advisor Funds at 800-225-5478 to request
 [GRAPHIC]              obtain a current prospectus for the Fund         an exchange.
                        into which you are exchanging and 2)
                        request an exchange.
 By Wire
                      . Opening an account by wire is not              . Instruct your bank to transfer funds to
                        available.                                       State Street Bank & Trust Company,
 [GRAPHIC]                                                               ABA #011000028, and DDA #99011538.
                                                                       . Specify the Fund name, your class of
                                                                         shares, your account number and the
                                                                         registered account name(s). Your bank
                                                                         may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                      . Although you cannot open an account            . Call IXIS Advisor Funds at 800-225-5478
                        through ACH, you may add this feature by         to add shares to your account through
 [GRAPHIC]              selecting it on your account application.        ACH.
                      . Ask your bank or credit union whether it is    . If you have not signed up for the ACH
                        a member of the ACH system.                      system, please call IXIS Advisor Funds for
                                                                         a Service Options Form. A medallion
                                                                         signature guarantee may be required to add
                                                                         this privilege.
                                                                       . Shares purchased through ACH may not
                                                                         be available immediately for redemption.
                                                                         See the section "Selling Restrictions."

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                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to IXIS Advisor Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to IXIS Advisor Funds, 330 West 9th
                       Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or IXIS Advisor Funds at 800-225-5478.
 [GRAPHIC]           . Call IXIS Advisor Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call IXIS Advisor Funds at 800-225-5478 or indicate in your redemption request letter (see
 [GRAPHIC]             above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call IXIS Advisor
                       Funds at 800-225-5478 for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call IXIS Advisor Funds to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call IXIS Advisor Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to
 [GRAPHIC]             certain restrictions. See the section "Selling Shares in Writing."



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                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any Fund that offers Class Y shares, for Institutional Class shares of any Fund that offers Institutional Class shares or for Class A shares of the Money Market Fund subject to certain restrictions noted below. Certain Funds that offer Institutional Class shares may be subject to redemption fees. The exchange must be for the minimum to open an account or the total net asset value of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.
Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.
Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing." Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders.
The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.
Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH
If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


 Redemption Fees

For Class Y shares of Core Plus Bond Fund, High Income Fund and Strategic
Income Fund
Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class Y shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.
The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.
The Funds currently do not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.
The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.
The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

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28

.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund, except the Investment Grade Bond Fund, declares dividends for each class daily and pays them monthly. The Investment Grade Bond Fund declares and pays dividends for each class monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

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                                                                             29

                                    [GRAPHIC]



Fund Services
Dividends and Distributions (continued)


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another IXIS Advisor Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact IXIS Advisor Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an IXIS Advisor Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below, provided holding period and other requirements are met at both the shareholder and Fund level. "Qualified dividend income" generally includes dividends from domestic and some non-U.S. corporations. It does not include income from fixed-income securities. The Funds do not expect a significant portion of their distributions to be treated as qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another IXIS Advisor Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes unless a Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

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30

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds, except the Investment Grade Bond Fund, do not intend to make such designations. Investment Grade Bond Fund intends to make such designations.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

The Distributor and its affiliates may, out of their own resources, make payments to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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                                                                             31

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Financial Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

For a share outstanding throughout each period.

                              Income (loss) from investment operations:     Less distributions:
                              ----------------------------------------- ---------------------------

                    Net asset
                     value,                                               Dividends
                    beginning    Net        Net realized    Total from       from
                       of     investment   and unrealized   investment  net investment     Total     Redemption
                     period     income      gain (loss)     operations      income     distributions    fee
                    --------- ----------   --------------   ----------  -------------- ------------- ----------

CORE PLUS BOND FUND
Class Y
 9/30/2005           $11.74     $0.49(c)       $(0.18)        $0.31         $(0.59)       $(0.59)      $0.00(g)
 9/30/2004            11.69      0.50(c)         0.13          0.63          (0.58)        (0.58)       0.00(g)
 9/30/2003(f)         11.33      0.41(c)         0.35          0.76          (0.40)        (0.40)         --
12/31/2002            11.63      0.69(c)        (0.32)         0.37          (0.67)        (0.67)         --
12/31/2001(d)         11.54      0.79            0.10          0.89          (0.80)        (0.80)         --
12/31/2000            11.54      0.83            0.01          0.84          (0.84)        (0.84)         --



(a)Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68% for Class Y shares. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total return would have been lower.

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32

                                   Ratios to average net assets:
                                 ---------------------------------

    Net asset         Net assets
     value,   Total     end of     Gross     Net    Net investment Portfolio
     end of   return    period   Expenses  Expenses     income     turnover
     period   (%)(a)   (000's)   (%)(b)(e)  (%)(b)      (%)(b)     rate (%)
    --------- ------  ---------- --------- -------- -------------- ---------

     $11.46    2.7(h)  $ 9,060     0.99      0.88        4.18         64
      11.74    5.5(h)   10,941     0.98      0.94        4.30         69
      11.69    6.9      17,889     0.73       N/A        4.85         61
      11.33    3.5      18,346     0.67       N/A        6.15         65
      11.63    7.8      17,351     0.67       N/A        6.68         84
      11.54    7.6      14,013     0.67       N/A        7.40         83

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                                                                             33

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Financial Performance

                                      Income (loss) from investment operations:     Less distributions:
                                      ----------------------------------------- ---------------------------

                           Net asset
                             value,                 Net realized                  Dividends    Distributions
                           beginning     Net       and unrealized   Total from       from        from net
                               of     investment   gain (loss) on   investment  net investment   realized        Total
                           the period income(d)     investments     operations      income     capital gains distributions
                           ---------- ----------   --------------   ----------  -------------- ------------- -------------

INVESTMENT GRADE BOND FUND
Class Y
9/30/2005                    $11.85     $0.54          $0.28          $0.82         $(0.79)       $(0.17)       $(0.96)
9/30/2004                     11.54      0.57           0.45           1.02          (0.64)        (0.07)        (0.71)
9/30/2003                     10.23      0.61           1.46           2.07          (0.62)        (0.14)        (0.76)
9/30/2002(e)                  10.09      0.62           0.09           0.71          (0.55)        (0.02)        (0.57)
9/30/2001                      9.92      0.65           0.18           0.83          (0.66)           --         (0.66)




(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized basis for periods less than one year.
(d)Per share net investment income has been calculated using the average shares outstanding during the period.
(e)As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class Y net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class Y decreased from 6.10% to 6.08% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

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34

                                   Ratios to average net assets:
                                 ---------------------------------

   Net asset         Net assets,
     value,   Total    end of       Net     Gross   Net investment Portfolio
     end of   return the period  Expenses  Expenses     income     turnover
   the period (%)(a)    (000)    (%)(b)(c)  (%)(c)      (%)(c)     rate (%)
   ---------- ------ ----------- --------- -------- -------------- ---------

     $11.71     7.1    $26,012     0.55      0.82        4.61         28
      11.85     9.2     12,543     0.55      1.08        4.92         29
      11.54    20.9     10,230     0.55      1.34        5.58         34
      10.23     7.2      7,874     0.55      1.13        6.08         39
      10.09     8.6      8,549     0.55      1.36        6.43         15

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                                                                             35

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Financial Performance

                                         Income (loss) from investment operations:     Less distributions:
                                         ----------------------------------------- ---------------------------

                       Net asset
                        value,                                                       Dividends
                       beginning            Net        Net realized    Total from       from
                          of             investment   and unrealized   investment  net investment     Total
                        period             income      gain (loss)     operations      income     distributions
                       ---------         ----------   --------------   ----------  -------------- -------------

LIMITED TERM GOVERNMENT AND AGENCY FUND*
Class Y
 9/30/2005              $11.34             $0.31(c)       $(0.17)        $0.14         $(0.35)       $(0.35)
 9/30/2004               11.55              0.32(c)        (0.09)         0.23          (0.44)        (0.44)
 9/30/2003(e)            11.78              0.25(c)        (0.08)         0.17          (0.40)        (0.40)
12/31/2002               11.41              0.48(c)         0.48          0.96          (0.59)        (0.59)
12/31/2001(d)            11.20              0.56            0.26          0.82          (0.61)        (0.61)
12/31/2000               11.00              0.75            0.19          0.94          (0.74)        (0.74)



(a)Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Limited Term Government and Agency Fund, was to decrease net investment income per share by $.04 for Class Y and to decrease the ratio of net investment income to average net assets from 5.34% to 4.98% for Class Y. Per share data and ratios for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(e)For the nine months ended September 30, 2003.
(f)Represents total expenses prior to waiver of a portion of the Class's transfer agent expenses.
(g)Had certain expenses not been reduced during the period, total return would have been lower.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class Y shares which were reorganized into Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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36

                                   Ratios to average net assets:
                                 ---------------------------------

   Net asset         Net assets,
    value,   Total     end of     Gross      Net    Net investment Portfolio
    end of   return    period    Expenses  Expenses     income     turnover
    period   (%)(a)    (000's)    (%)(b)    (%)(b)      (%)(b)     rate (%)
   --------- ------  ----------- --------  -------- -------------- ---------

    $11.13    1.2(g)   $2,533      1.59(f)   1.02        2.77          93
     11.34    2.1       4,233      1.13       N/A        2.82          80
     11.55    1.5       6,886      0.93       N/A        2.87          53
     11.78    8.6       8,529      0.88       N/A        4.14          88
     11.41    7.4       3,441      0.95       N/A        4.98         275
     11.20    8.8       3,254      0.95       N/A        6.63         384

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                                                                             37

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Financial Performance

                        Income (loss) from investment operations:     Less distributions:
                        ----------------------------------------- ---------------------------

              Net asset
               value,                                               Dividends
              beginning    Net        Net realized    Total from       from
                 of     investment   and unrealized   investment  net investment     Total     Redemption
               period   income(c)     gain (loss)     operations      income     distributions    fee
              --------- ----------   --------------   ----------  -------------- ------------- ----------

STRATEGIC INCOME FUND*
Class Y
 9/30/2005     $13.57     $0.70          $ 0.70         $1.40         $(0.80)       $(0.80)      $0.00(g)
 9/30/2004      12.58      0.78            1.11          1.89          (0.90)        (0.90)       0.00(g)
 9/30/2003(d)   10.74      0.60            1.93          2.53          (0.69)        (0.69)         --
12/31/2002       9.90      0.80            0.71          1.51          (0.67)        (0.67)         --
12/31/2001(f)   10.81      0.94           (0.92)         0.02          (0.93)        (0.93)         --
12/31/2000      11.65      0.96           (0.84)         0.12          (0.96)        (0.96)         --



(a)Periods of less than one year are not annualized.
(b)Computed on an annualized basis for period less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(g)Amount rounds to less than $0.01.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class Y shares, which were reorganized into Class Y shares of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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38

                                    Ratios to average net assets:
                                    -----------------------------

     Net asset          Net assets,                       Net
      value,   Total      end of      Gross     Net    investment Portfolio
      end of   return     period    Expenses  Expenses   income   turnover
      period   (%)(a)     (000's)   (%)(b)(h)  (%)(b)    (%)(b)   rate (%)
     --------- ------   ----------- --------- -------- ---------- ---------

      $14.17    10.5      $50,369     0.91       N/A      4.98       14
       13.57    15.5(e)    10,833     1.08      1.00      5.93       28
       12.58    24.0        2,193     0.97       N/A      6.83       27
       10.74    15.9        1,039     0.94       N/A      7.77       30
        9.90     0.3          445     0.93       N/A      9.10       10
       10.81     1.0          335     0.90       N/A      9.07       13

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                                                                             39

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

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40

Structured Notes -- Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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                                                                             41

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, or the Funds at:
                   IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                           Telephone: 1-800-225-5478
 The Funds' annual and semiannual reports and SAIs are available on the Funds'
                     website at: www.ixisadvisorfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 1-800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
   Your financial representative or IXIS Advisor Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Portfolio Holdings -- A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), and other firms selling shares of IXIS Advisor Funds are members of the National Association of
  Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the
      NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

                  (Investment Company Act File No. 811-04323)
                  (Investment Company Act File No. 811-00242)
                  (Investment Company Act File No. 811-06241)


 IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds.
      If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset
                        Management Distributors, L.P.,
   Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston,
                    MA 02116 or call us at 1-800-225-5478.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

  /(1)/ For purposes of this notice the term "we" includes IXIS Advisor Funds,
    Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., and their advisory affiliates which include IXIS Asset Management Advisors, L.P, Loomis,
              Sayles & Company, L.P. and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the IXIS Advisor Funds and Loomis Sayles
  Funds and individuals who provide nonpublic personal information but do not invest in the Funds.

                                   YB51-0206

                               [LOGO]

                          IXIS ADVISOR FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks..........  Page 2

Fund Fees & Expenses............... Page 12

More About Risk.................... Page 14

Management Team.................... Page 15

Fund Services...................... Page 17

Financial Performance.............. Page 36

  IXIS Advisor Equity Funds

[LOGO] LOOMIS SAYLES & Company L.P.

Loomis Sayles Global Markets Fund
(formerly named Loomis Sayles Worldwide Fund)

Loomis Sayles Growth Fund

Loomis Sayles Research Fund

                                                                     Prospectus
                                                               February 1, 2006

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call IXIS Advisor Funds.

IXIS Advisor Funds
P.O. Box 219579
Kansas City, MO 64121-9579 800-225-5478
www.ixisadvisorfunds.com

Table of Contents

Goals, Strategies & Risks
Loomis Sayles Global Markets Fund....................... 2
Loomis Sayles Growth Fund............................... 6
Loomis Sayles Research Fund............................. 9
Fund Fees & Expenses
Fund Fees & Expenses................................... 12
More About Risk
More About Risk........................................ 14
Management Team
Meet the Funds' Investment Adviser..................... 15
Meet the Funds' Portfolio Managers..................... 16
Fund Services
Investing in the Funds................................. 17
How Sales Charges Are Calculated....................... 18
It's Easy to Open an Account........................... 21
Buying Shares.......................................... 23
Selling Shares......................................... 25
Selling Shares in Writing.............................. 26
Exchanging Shares...................................... 27
Restrictions on Buying, Selling and Exchanging Shares.. 28
How Fund Shares Are Priced............................. 30
Dividends and Distributions............................ 31
Tax Consequences....................................... 31
Compensation to Securities Dealers..................... 33
Additional Investor Services........................... 34
Financial Performance
Financial Performance.................................. 36
Glossary of Terms
Glossary of Terms...................................... 40

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Global Markets Fund
(formerly named Loomis Sayles Worldwide Fund)

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss, Warren Koontz, David Rolley,
             Mark B. Baribeau
Category: Global

Ticker Symbol: Class A Class C
               ---------------
               LGMAX   LGMCX

 Investment Goal

The Fund's investment goal is high total investment return through a combination of capital appreciation and current income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:
.. Domestic equities
.. International equities
.. Domestic fixed income securities
.. International fixed income securities
In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.
In deciding which domestic and international equity securities to buy and sell, Loomis Sayles generally looks for companies that it believes have the potential for superior earnings growth relative to current value.
In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if it believes the outlook for a particular foreign currency is unfavorable.

The Fund may also:
.. Engage in foreign currency hedging transactions.
.. Invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts ("REITs"), futures and Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Allocation risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.
Credit risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service, Inc. ("S&P") or Fitch Investor Services, Inc. ("Fitch")), or that are unrated but judged to be of comparable quality by the Fund's adviser, are subject to greater credit risk than funds that do not invest in such securities.
Currency risk: The risk that fluctuations in the exchange rates between the
  U.S. dollar and foreign currencies may negatively affect an investment. Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indexes on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable

--------------------------------------------------------------------------------
2
  transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Management Risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market Risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real estate securities/REITs: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             3

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare with those of several broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for the Fund's Class Y shares for each calendar year since the Fund's inception. Class A and Class C shares were not outstanding during the periods shown. Although Class Y, Class A and Class C shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities, returns for Class A and Class C shares would have been lower than the Class Y returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                                                        (up triangle) Highest Quarterly Return: Fourth
                                    [CHART]                                           Quarter 1999, up 45.05%
                                                                        (down triangle) Lowest Quarterly Return: Third
                                 (total return)                                         Quarter 1998, down 10.76%

 1997   1998    1999    2000    2001    2002    2003     2004    2005
 ----   ----    ----    ----    ----    ----    ----     ----    ----
 3.57%  2.98%   60.51%  -4.45%  -6.22%  -0.27%  31.16%   14.12%  12.38%




The table below shows how average annual total returns for the Fund's Class Y shares, (before and after taxes) for the one-year, five-year and since-inception periods compare to those of the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities, the Morgan Stanley Capital International World Index ("MSCI World"), an index that measures global developed market equity performance, and the Citigroup World Government Bond Index ("Citigroup WGBI," and together with the Standard & Poor's 500 Index and the MSCI World, the "Indices"), an index that measures the most significant and liquid government bond indices located around the world which carry at least an investment grade rating. Effective February 1, 2006, the MSCI World is replacing the Standard & Poor's 500 Index as the primary broad-based index and the Citigroup WGBI is being added as a secondary index because Loomis Sayles believes these indices better reflect the global nature of the securities in which the Fund may invest. The Indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indices. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sale of Fund shares. The Indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class A and Class C shares were not outstanding during the periods shown. The average annual total returns for Class A and Class C would have been lower than the Class Y returns shown in the table to the extent their respective expenses differ.


                                                                                         Since Fund
Average Annual Total Returns                                                             Inception
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years  (5/1/96)
Loomis Sayles Global Markets Fund
Class Y - Return Before Taxes                                     12.38%       9.49%       11.28%
   Return After Taxes on Distributions*                           11.86%       7.97%        7.98%
   Return After Taxes on Distributions & Sales of Fund Shares*     8.05%       7.21%        7.65%
Standard & Poor's 500 Index**                                      4.91%       0.54%        8.43%
MSCI World**                                                      10.02%       2.64%        7.08%
Citigroup WGBI**                                                  -6.88%       6.92%        5.46%

--------------------------------------------------------------------------------
4

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Tax.
** The returns of the indices do not reflect a deduction for fees, expenses or taxes. The returns of each index are calculated from May 31, 1996.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             5

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LGRRX   LGRBX   LGRCX

 Investment Goal

The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Currency Risk: The risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Foreign securities: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

--------------------------------------------------------------------------------
6

Management Risk: The risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.

For additional information, see the section "More About Risk."

Market Risk: The risk that the value of the Fund's investments will fall as a result of movements in the financial markets generally.


 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                                 (total return +)

1996   1997   1998   1999   2000    2001    2002    2003   2004   2005
----   ----   ----   ----   ----    ----    ----    ----   ----   ----   (up triangle) Highest Quarterly Return: Fourth
19.94% 24.21% 12.58% 42.18% -16.22% -24.76% -23.09% 32.17% 15.62% 10.53%               Quarter 1999, up 33.18%
                                                                         (down triangle) Lowest Quarterly Return: Fourth
                                                                                         Quarter 2000, down 23.18%

--------------------------------------------------------------------------------
                                                                             7

The table below shows how average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Growth Index, a market value weighted, unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Growth Fund
Class A - Return Before Taxes                                      4.13%       -1.62%        6.29%
   Return After Taxes on Distributions*                            4.13%       -4.09%        2.30%
   Return After Taxes on Distributions & Sales of Fund Shares*     2.69%       -2.87%        3.29%
Class B - Returns Before Taxes                                     4.75%       -1.46%        6.14%
Class C - Returns Before Taxes                                     8.75%       -1.22%        6.14%
Russell 1000 Growth Index**                                        5.26%       -3.58%        6.73%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Class B and Class C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Class A, Class B, and Class C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
8

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Maureen G. Depp and Brian James
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LSRRX   LSCBX   LSCCX

 Investment Goal

The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index (the "S&P 500 Index"), meet by team to recommend which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Currency Risk: The risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap

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                                                                             9
  contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Foreign securities: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: The Fund may indirectly bear service and other fees in addition to its own expenses.
Management Risk: The risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
Market Risk: The risk that the value of the Fund's investments will fall as a result of movements in the financial markets generally.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                                 (total return (dagger))

    2001         2002        2003         2004        2005
    ----         ----        ----         ----        ----  (up triangle) Highest Quarterly Return: Second
  -13.78%       -22.00%     27.62%       11.74%      10.43%               Quarter 2003, up 14.75%
                                                            (down triangle) Lowest Quarterly Return: Third
                                                                            Quarter 2002, down 18.48%

The table below shows how average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and since-inception periods compare to those of the S&P 500 Index, a commonly used benchmark of U.S. equity securities. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years (7/31/00)
Loomis Sayles Research Fund
Class A - Return Before Taxes                                      4.13%       -0.03%      -1.88%
   Return After Taxes on Distributions*                            3.27%       -0.23%      -2.09%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.71%       -0.05%      -1.63%
Class B - Returns Before Taxes                                     4.47%       -0.07%      -1.81%
Class C - Returns Before Taxes                                     8.49%        0.25%      -1.70%
S&P 500 Index**                                                    4.91%        0.54%      -0.89%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on performance

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10
of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Class B and Class C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Class A, Class B, and Class C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                                                             11

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                                               Loomis Sayles Global
                                                                                                  Markets Fund
                                                                                                Class A    Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)(1)(2)       5.75%      None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption
   proceeds, as applicable)(2)                                                                    (3)       1.00%
Redemption fees+                                                                                 2% of
                                                                                               redemption
                                                                                               proceeds+*   None*

                                                                                               Loomis Sayles Growth Fund and
                                                                                               Loomis Sayles Research Fund
                                                                                               Class A   Class B   Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)(1)(2)      5.75%     None      None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption
   proceeds, as applicable)(2)                                                                   (3)      5.00%     1.00%
Redemption fees                                                                                 None*     None*     None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."
(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                         Loomis Sayles                Loomis Sayles           Loomis Sayles
                                        Global Markets Fund/(1)/    Growth Fund/(2)/       Research Fund/(3)/
                                        Class A      Class C     Class A Class B Class C Class A Class B Class C
Management fees                          0.75%        0.75%       0.50%   0.50%   0.50%   0.50%   0.50%   0.50%
Distribution and/or service
 (12b-1) fees                            0.25%        1.00%*      0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*
Other expenses+**                        0.44%        0.44%       0.66%   0.66%   0.66%   0.81%   0.81%   0.81%
Total Annual Fund Operating Expenses     1.44%        2.19%       1.41%   2.16%   2.16%   1.56%   2.31%   2.31%
Fee Waiver and/or Expense Reimbursement  0.19%        0.19%       0.16%   0.16%   0.16%   0.31%   0.31%   0.31%
Net Expenses                             1.25%        2.00%       1.25%   2.00%   2.00%   1.25%   2.00%   2.00%

+  Other expenses have been restated to reflect current fees and expenses.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets.
(1) Loomis Sayles has given a binding undertaking to the Loomis Sayles Global Markets Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.25% and 2.00% of the Fund's average daily net assets for Class A and Class C shares, respectively. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) Loomis Sayles has given a binding undertaking to the Loomis Sayles Growth Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.25%, 2.00% and 2.00% of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

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12

                                    [GRAPHIC]

 Annual Fund Operating Expenses - continued

(3) Loomis Sayles has given a binding undertaking to the Loomis Sayles Research Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.25%, 2.00% and 2.00% of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

               Loomis Sayles                Loomis Sayles                       Loomis Sayles
            Global Markets Fund              Growth Fund                        Research Fund
           Class A    Class C    Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)            (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  695  $  303 $  203 $  695  $  703 $  203 $  303 $  203 $  695  $  703 $  203 $  303 $  203
3 years    $  987  $  667 $  667 $  981  $  961 $  661 $  661 $  661 $1,011  $  992 $  692 $  692 $  692
5 years    $1,300  $1,157 $1,157 $1,287  $1,345 $1,145 $1,145 $1,145 $1,348  $1,407 $1,207 $1,207 $1,207
10 years** $2,121  $2,509 $2,509 $2,156  $2,290 $2,290 $2,290 $2,480 $2,300  $2,434 $2,434 $2,622 $2,622

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The Examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The Examples are based on the Net Expenses for the one-year period and on the Total Annual Fund Operating Expenses for the remaining years.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

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                                                                             13

                                    [GRAPHIC]




More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk The risk of losses directly attributable to government or political actions.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities or REITs.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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14

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser

The IXIS Advisor Funds family (as defined below) currently includes 23 mutual funds. The IXIS Advisor Funds family had combined assets of $6.6 billion as of December 31, 2005. IXIS Advisor Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund (each a "Fund" and together the "Funds"), which, along with the IXIS Advisor Income and Tax Free Income Funds, IXIS Advisor Equity Funds, IXIS Diversified Portfolios and IXIS Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "IXIS Advisor Funds."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2005, as a percentage of each Fund's average daily net assets, were 0.29% for Loomis Sayles Global Markets Fund (after waiver or reimbursement), 0.17% for Loomis Sayles Growth Fund (after waiver or reimbursement) and 0.00% for Loomis Sayles Research Fund (after waiver or reimbursement).

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2005.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds' shares or are affiliated with IXIS Asset Management North America, or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("IXIS Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Institutional Daily Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

 Loomis Sayles

Mark B. Baribeau

Mark B. Baribeau has co-managed the Loomis Sayles Growth Fund since 1999 and co-managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004.
Mr. Baribeau, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the Loomis Sayles Growth Fund since 2000, Ms. Czekanski, Vice President of Loomis Sayles, began her investment career in 1982 and joined Loomis Sayles in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Maureen G. Depp

Maureen G. Depp has co-managed the Loomis Sayles Research Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Fund since July 2005. Ms. Depp, Vice President and co-director of Equity Research of Loomis Sayles, began her investment career in 1976 and joined Loomis Sayles in 2004. From 1998 to 2004, she was an Assistant Director and then a Managing Director of Research at State Street Research & Management Company. Ms. Depp received a B.S. from St. John's University and an M.B.A. from the University of Rhode Island. She holds the designation of Chartered Financial Analyst and has over 29 years of investment experience.

Daniel J. Fuss

Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds, has served as the portfolio manager of the domestic fixed income securities sector of the Loomis Sayles Global Markets Fund since its inception in 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 47 years of investment experience.

Brian S. James

Brian James has co-managed the Loomis Sayles Research Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Fund since July 2005. Mr. James, Vice President and co-director of Equity Research of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1998. He received a B.A. from Hampshire College, an M.P.P. from Harvard University School of Government and an M.B.A. from Harvard University School of Business. Mr. James holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Warren N. Koontz

Warren Koontz has served as portfolio manager of the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004. Mr. Koontz, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1995. Mr. Koontz received a B.S. and M.B.A. from The Ohio State University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

David W. Rolley

David Rolley has served as portfolio manager of the international fixed income securities sector of the Loomis Sayles Global Markets Fund since 2000.
Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. He received a B.A. from Occidental College and a Ph.D. (A.B.D.) from the University of Pennsylvania and has over 25 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the Loomis Sayles Growth Fund since 2000.
Mr. Skaggs, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1994. Mr. Skaggs received a B.S. and an M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Please see the Funds' Statement of Additional Information ("SAI") for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

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                                    [GRAPHIC]



Fund Services
Investing in the Funds

 Choosing a Share Class

Each Fund offers Class A, Class B and Class C shares to the public, except Loomis Sayles Global Markets Fund which only offers Class A and Class C shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

 Class A Shares

.. You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

.. Investors who were Retail Class shareholders of the Funds as of September 12, 2003 and who are not subject to applicable sales charges may purchase additional Class A shares of a IXIS Advisor Fund without the imposition of a sales charge.

 Class B Shares

.. You do not pay a sales charge when you buy Class B shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

 Class C Shares

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Funds' expenses, see the section "Fund Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued for any class of shares.

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                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                         Class A Sales Charges**
                        As a % of       As a % of
Your Investment       offering price your investment
Less than $ 50,000        5.75%           6.10%
$   50,000 - $ 99,999     4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
* For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.ixisadvisorfunds.com (click on "sales charges" at the bottom of the home page) or in the Funds' SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any IXIS Advisor Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the IXIS Advisor Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to entire amount of your current purchase in the Fund.
.. Combining Accounts -- allows you to combine shares of multiple IXIS Advisor
  Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.
   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other IXIS Advisor Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another IXIS Advisor Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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Fund Services
How Sales Charges Are Calculated (continued)

.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any IXIS Advisor
  Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with at least $1 million or more in total plan assets or with 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Investments of $25,000 or more in IXIS Advisor Funds (including the Money
  Market Fund) by clients of an adviser or subadviser to any IXIS Advisor Fund (including the Money Market Fund).

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds to purchase Class A shares of any IXIS Advisor Fund without paying a front-end sales charge to repurchase Class A shares of any IXIS Advisor Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify IXIS Advisor Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another IXIS Advisor Fund (except the Money Market Fund). The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another IXIS Advisor Fund (except the Money Market Fund).

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

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                                                                             19

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another IXIS Advisor Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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Fund Services
It's Easy to Open an Account

 To Open an Account with IXIS Advisor Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                             Minimum            Minimum
Type of Account                                                          Initial Purchase Subsequent Purchase
Any account other than those listed below                                     $2,500             $100
For shareholders participating in IXIS Advisor Funds' Investment Builder
   Program                                                                    $1,000              $50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans
   using the IXIS Advisor Funds' prototype document                           $1,000             $100
Coverdell Education Savings Accounts                                            $500             $100
For SIMPLE IRA** and 403(b)(7) plans using IXIS Advisor Funds'
   prototype document                                                             $0               $0

* Shareholders with accounts participating in IXIS Advisor Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
   Small Employers (SIMPLE) IRA became available replacing SARSEP Plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs, may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the IXIS Advisor Funds' prototype document. Such wrap-fee and defined contribution accounts will be subject to the minimum balance policy, as discussed below.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or IXIS Advisor Funds at 800-225-5478. For more information on IXIS Advisor Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4. Use the following sections as your guide for purchasing shares.

 Minimum Balance Policy

Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occurs during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30/th/ of the calendar year in which the fee is assessed. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares and accounts using the IXIS Advisor Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30/th/ of a calendar year will not be subject to the liquidation for that calendar year.

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                                                                             21

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                   IXIS Advisor Funds Personal Access Line(R)

                             800-225-5478, press 1

                          IXIS Advisor Funds Web Site

                           www.ixisadvisorfunds.com
You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Fund Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
   LOGO              . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "IXIS            investment amount, payable to "IXIS
                       Advisor Funds." Third party checks and         Advisor Funds." Third party checks and
                       "starter" checks will not be accepted.         "starter" checks will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to IXIS Advisor Funds, P.O.        account statement or include a letter
                       Box 219579, Kansas City, MO 64121-9579.        specifying the Fund name, your class of
                     . Shares purchased by check may not be           shares, your account number and the
                       available immediately for redemption. See      registered account name(s).
                       the section "Selling Restrictions".          . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions".
 By Exchange (See the section "Exchanging Shares" for more
 details.)
                     . Call your investment dealer, or IXIS         . Call your investment dealer or IXIS
                       Advisor Funds at 800-225-5478, or visit        Advisor Funds at 800-225-5478 or visit
 [GRAPHIC]             www.ixisadvisorfunds.com to 1) obtain a        www.ixisadvisorfunds.com to request an
                       current prospectus for the Fund into which     exchange.
                       you are exchanging, and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Visit www.ixisadvisorfunds.com to add
                       available.                                     shares to your account by wire. Instruct
 [GRAPHIC]                                                            your bank to transfer funds to State Street
                                                                      Bank & Trust Company, ABA
                                                                      #011000028, and DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call IXIS Advisor Funds at 800-225-5478
                       through ACH, you may add this feature by       or visit www.ixisadvisorfunds.com to add
 [GRAPHIC]             selecting it on your account application.      shares to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call IXIS Advisor Funds or
                                                                      visit www.ixisadvisorfunds.com for a
                                                                      Service Options Form. A medallion
                                                                      signature guarantee may be required to add
                                                                      this privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions".

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                                                                             23

                                  Opening an Account                            Adding to an Account
 Automatic Investing Through Investment Builder
                     . Although you cannot open an account         . If you have not signed up for Investment
                       through Investment Builder, you may add       Builder, please call IXIS Advisor Funds at
 [GRAPHIC]             this feature by selecting it on your          800-225-5478 or visit
                       application.                                  www.ixisadvisorfunds.com for a Service
                     . Ask your bank or credit union whether it is   Options Form. A medallion signature
                       a member of the ACH system.                   guarantee may be required to add this
                                                                     privilege.
                                                                   . See the section "Additional Investor
                                                                     Services."

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24

                                    [GRAPHIC]



Fund Services
Selling Shares

                       To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                                                 . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     LOGO                        . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                                                 . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                                                 . Mail your request by regular mail to IXIS Advisor Funds, P.O. Box 219579,
                                                   Kansas City, MO 64121-9579 or by registered, express or certified mail to
                                                   IXIS Advisor Funds, 330 West 9th Street, Kansas City, MO 64105-1514.
                                                 . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                                     [GRAPHIC]   . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or IXIS Advisor Funds at 800-225-5478.
                                                 . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an exchange.
 By Wire
                                     [GRAPHIC]   . Complete the "Bank Information" section on your account application.
                                                 . Call IXIS Advisor Funds at 800-225-5478 or visit www.ixisadvisorfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                                                 . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                                     [GRAPHIC]   . Ask your bank or credit union whether it is a member of the ACH system.
                                                 . Complete the "Bank Information" section on your account application.
                                                 . If you have not signed up for the ACH system on your application, please call
                                                   IXIS Advisor Funds at 800-225-5478 or visit www.ixisadvisorfunds.com for a
                                                   Service Options Form. A medallion signature guarantee may be required to add this privilege.
                                                 . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an ACH redemption.
                                                 . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                                     [GRAPHIC]   . Call IXIS Advisor Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to certain restrictions. See the section
                                                   "Selling Shares in Writing".
 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                                     [GRAPHIC]   . Call IXIS Advisor Funds at 800-225-5478 or your financial representative for more information.
                                                 . Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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                                                                             25

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or IXIS Advisor Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except IXIS   . Medallion signature guarantee, if applicable (see above).
 Advisor Funds        . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Medallion signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts             . Certified copy of corporate resolution or similar documents.
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Medallion signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Certified copy of the death certificate.
 are deceased         . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such
 (POA)                  title.
                      . A medallion signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying that the grantor is alive, the exact fund and account number, and certified within 30 days of receipt of instructions.*

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26

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing (continued)

 Seller (Account
 Type)                Requirements for Written Requests
 Executors of        . The request must include the signatures of all those authorized to sign,
 estates,              including capacity.
 administrators,     . A medallion signature guarantee.
 guardians,          . Certified copy of court document where signer derives authority, e.g., Letters
 conservators          of Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another IXIS Advisor Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares") subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, will stop and will resume only when an exchange into an applicable Fund occurs. Class A shares of a Fund acquired in connection with certain deferred compensation plans offered by New England Life Insurance Company ("NELICO") and its affiliates, their directors, senior officers, agents or general agents may be exchanged, with the consent of NELICO, for Class Y shares of the same Fund or any other Fund that offers Class Y shares. Certain Funds have redemption fees. The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that each Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH of the shares
                                          being redeemed
If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of Loomis Sayles Global Markets Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Fund currently does not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of the Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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                                                                             29

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
*Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

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30

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)


Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another IXIS Advisor Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another IXIS Advisor Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact IXIS Advisor Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a IXIS Advisor Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Funds Distributions derived from net short-term capital gains, i.e., gains from investments that each fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year that are designated by the Funds as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a

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                                                                             31
time when the relevant Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. In addition, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

In addition, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange a Fund's shares (including an exchange of Fund shares for shares of another IXIS Advisor Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. Each Fund's investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

Each Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. The Funds do not intend to make such designations.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," such as REITs. Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payment that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.

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32

                                    [GRAPHIC]



Fund Services
Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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                                                                             33

                                    [GRAPHIC]



Fund Services
Additional Investor Services


Retirement Plans
IXIS Advisor Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is IXIS Advisor Funds' automatic investment plan. Once you meet the Fund Minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more IXIS Advisor Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another IXIS Advisor Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other IXIS Advisor Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
IXIS Advisor Funds have an automatic exchange plan under which shares of a class of a IXIS Advisor Fund are automatically exchanged each month for shares of the same class of another IXIS Advisor Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

IXIS Advisor Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

IXIS Advisor Funds Web Site
Visit us at www.ixisadvisorfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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                                                                             35

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Class A and Class C of the Loomis Sayles Global Markets Fund (formerly Loomis Sayles Worldwide Fund) are newly formed and were not offered during the periods shown. Institutional Class shares of the Loomis Sayles Global Markets Fund were redesignated as Class Y Shares on February 1, 2006. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

                          Income (loss) from investment operations:            Less distributions:
                          ---------------------------------------   -----------------------------------------

              Net asset
                value,        Net          Net realized               Dividends    Distributions               Net asset
              beginning    investment     and unrealized Total from      from        from net                    value,
                  of         income       gain (loss) on investment net investment   realized        Total       end of
              the period     (loss)        investments   operations     income     capital gains distributions the period
              ----------  ----------      -------------- ---------- -------------- ------------- ------------- ----------

LOOMIS SAYLES GROWTH FUND
Class A
9/30/2005       $ 4.98      $(0.02)(c)        $ 1.07       $ 1.05        $--          $   --        $   --       $6.03
9/30/2004         4.41       (0.03)(c)          0.60         0.57         --              --            --        4.98
9/30/2003         3.65       (0.02)(c)          0.78         0.76         --              --            --        4.41
9/30/2002         4.12       (0.03)(c)         (0.44)       (0.47)        --              --            --        3.65
9/30/2001        14.80       (0.04)(c)         (7.31)       (7.35)        --           (3.33)        (3.33)       4.12
Class B
9/30/2005         4.94       (0.06)(c)          1.06         1.00         --              --            --        5.94
9/30/2004         4.41       (0.07)(c)          0.60         0.53         --              --            --        4.94
9/30/2003*        4.54          --(c)(d)       (0.13)       (0.13)        --              --            --        4.41
Class C
9/30/2005         4.94       (0.06)(c)          1.06         1.00         --              --            --        5.94
9/30/2004         4.41       (0.06)(c)          0.59         0.53         --              --            --        4.94
9/30/2003*        4.54          --(c)(d)       (0.13)       (0.13)        --              --            --        4.41


* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(g)Annualized for periods less than one year.

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36

                               Ratios to average net assets:
                              -------------------------------

                  Net assets,                         Net
         Total      end of       Net     Gross    investment   Portfolio
         return   the period  Expenses  Expenses income (loss) turnover
         (%)(a)      (000)    (%)(b)(g)  (%)(g)     (%)(g)     rate (%)
        ------    ----------- --------- -------- ------------- ---------

         21.1(e)    $51,248     1.10      1.60       (0.38)       164
         12.9(e)     14,072     1.10      1.70       (0.58)       171
         20.8(f)        947     1.10      3.11       (0.45)       201
        (11.4)          456     1.10      5.20       (0.65)       192
        (50.9)          518     1.10      4.11       (0.42)       281
         20.2(e)     38,538     1.85      2.33       (1.14)       164
         12.0(e)     12,532     1.85      2.45       (1.33)       171
         (2.9)(f)         2     1.85      7.92       (1.29)       201
         20.2(e)     25,734     1.85      2.35       (1.10)       164
         12.0(e)      6,826     1.85      2.45       (1.30)       171
         (2.9)(f)         2     1.85      7.92       (1.29)       201

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                                                                             37

                                    [GRAPHIC]



Financial Performance


                            Income (loss) from investment operations:            Less distributions:
                            ---------------------------------------   ---------------------------------------

               Net asset
                 value,         Net          Net realized               Dividends    Distributions               Net asset
               beginning     investment     and unrealized Total from      from        from net                    value,
                   of          income       gain (loss) on investment net investment   realized        Total       end of
               the period      (loss)        investments   operations     income     capital gains distributions the period
               ----------   ----------      -------------- ---------- -------------- ------------- ------------- ----------

LOOMIS SAYLES RESEARCH FUND
Class A
9/30/2005        $7.79        $   --(c)(d)      $ 1.43       $ 1.43       $   --(d)       $--         $   --(d)    $9.22
9/30/2004         6.90          0.01(c)           0.90         0.91        (0.02)          --          (0.02)       7.79
9/30/2003         5.69          0.02(c)           1.20         1.22        (0.01)          --          (0.01)       6.90
9/30/2002*        7.61          0.01(c)          (1.92)       (1.91)       (0.01)          --          (0.01)       5.69
Class B
9/30/2005         7.73         (0.06)(c)          1.43         1.37           --(d)        --             --(d)     9.10
9/30/2004         6.90         (0.05)(c)          0.90         0.85        (0.02)          --          (0.02)       7.73
9/30/2003**       7.05          0.00(c)(d)       (0.15)       (0.15)          --           --             --        6.90
Class C
9/30/2005         7.73         (0.07)(c)          1.42         1.35           --(d)        --             --(d)     9.08
9/30/2004         6.90         (0.05)(c)          0.88         0.83           --           --             --        7.73
9/30/2003**       7.05          0.00(c)(d)       (0.15)       (0.15)          --           --             --        6.90


* From commencement of Class operations on November 30, 2001 through September 30, 2002.
** From commencement of Class operations on September 12, 2003 through
   September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(g)Annualized for periods less than one year.

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38


                               Ratios to average net assets:
                              -------------------------------

                  Net assets,                         Net
         Total      end of       Net     Gross    investment   Portfolio
         return   the period  Expenses  Expenses income (loss) turnover
         (%)(a)      (000)    (%)(b)(g)  (%)(g)     (%)(g)     rate (%)
        ------    ----------- --------- -------- ------------- ---------

         18.4(e)     $344       1.25      34.73       0.03        133
         13.2(e)      106       1.21      39.85       0.07        151
         21.5(f)       41       1.10      28.75       0.35        138
        (25.2)         17       1.10     213.89       0.22        130
         17.8(e)      210       2.00      41.40      (0.71)       133
         12.3(e)       57       2.00      40.60      (0.71)       151
         (2.1)(f)       2       2.00     125.11      (0.72)       138
         17.5(e)      140       2.00      37.60      (0.76)       133
         12.0(e)        3       2.00      40.60      (0.59)       151
         (2.1)(f)       2       2.00     125.11      (0.72)       138

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                                                                             39

Glossary of Terms

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

--------------------------------------------------------------------------------
40

..


If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. Each
  SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAIs, or to make shareholder inquiries generally, contact your financial representative, or the Funds at:
                   IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                           Telephone: 1-800-225-5478
 The Funds' annual and semiannual reports and SAIs are available on the Funds'
                     website at: www.ixisadvisorfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 1-800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

   Your financial representative or IXIS Advisor Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), and other firms selling shares of IXIS Advisor Funds are members of the National Association of
  Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the
      NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

                  (Investment Company Act File No. 811-06241)


 IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds.
      If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset
   Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston
     Street - 6/th/ Floor, Boston, MA 02116 or call us at 1-800-225-5478.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

  /(1)/ For purposes of this notice the term "we" includes IXIS Advisor Funds,
    Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., and their advisory affiliates which include IXIS Asset Management Advisors, L.P, Loomis,
              Sayles & Company, L.P. and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the IXIS Advisor Funds, Loomis Sayles
 Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   XL51-0206

                               [LOGO]

                          IXIS ADVISOR FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 11

More About Risk.......... Page 13

Management Team.......... Page 14

Fund Services............ Page 17

Financial Performance.... Page 28

  IXIS Advisor Equity Funds - Class Y
[LOGO] LOOMIS SAYLES & Company, L.P.
Loomis Sayles Global Markets Fund
(formerly named Loomis Sayles Worldwide Fund)

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
                                                                     Prospectus
                                                               February 1, 2006

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call IXIS Advisor Funds.

IXIS Advisor Funds
P.O. Box 219579 Kansas City, MO 64121-9579 800-225-5478
www.ixisadvisorfunds.com

Table of Contents

Goals, Strategies & Risks
Loomis Sayles Global Markets Fund..................... 2
Loomis Sayles Growth Fund............................. 5
Loomis Sayles Research Fund........................... 8
Fund Fees & Expenses
Fund Fees & Expenses................................. 11
More About Risk
More About Risk...................................... 13
Management Team
Meet the Funds' Investment Adviser................... 14
Meet the Funds' Portfolio Managers................... 15
Fund Services
It's Easy to Open an Account......................... 16
Buying Shares........................................ 17
Selling Shares....................................... 18
Selling Shares in Writing............................ 19
Exchanging Shares.................................... 19
Restrictions on Buying, Selling and Exchanging Shares 20
How Fund Shares Are Priced........................... 22
Dividends and Distributions.......................... 23
Tax Consequences..................................... 23
Compensation to Securities Dealers................... 25
Financial Performance
Financial Performance................................ 26
Glossary of Terms
Glossary of Terms.................................... 30

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                      important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Global Markets Fund
(formerly named Loomis Sayles Worldwide Fund)

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss, Warren Koontz, David Rolley,
             Mark B. Baribeau
Category: Global

Ticker Symbol: Class Y
               -------
               LSWWX

 Investment Goal

The Fund's investment goal is high total investment return through a combination of capital appreciation and current income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:
.. Domestic equities
.. International equities
.. Domestic fixed income securities
.. International fixed income securities
In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.
In deciding which domestic and international equity securities to buy and sell, Loomis Sayles generally looks for companies that it believes have the potential for superior earnings growth relative to current value.
In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if it believes the outlook for a particular foreign currency is unfavorable.
The Fund may also:
.. Engage in foreign currency hedging transactions.
.. Invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts ("REITs"), futures and Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Allocation risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.
Credit risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's Investors Service, Inc. ("Moody's) or BBB by Standard & Poor's Rating Service, Inc. ("S&P") or Fitch Investor Services, Inc. ("Fitch")), or that are unrated but judged to be of comparable quality by the Fund's adviser, are subject to greater credit risk than funds that do not invest in such securities.
Currency risk: The risk that fluctuations in the exchange rates between the
         U.S. dollar and foreign currencies may negatively affect an investment. Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indexes on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

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2

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Management Risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market Risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real estate securities/REITs: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare with those of several broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations. The returns shown in the bar chart below reflect the results of the Fund's Institutional Class shares, which were redesignated as Class Y shares on February 1, 2006. The Class Y expenses did not change as a result of this redesignation.

                                    [CHART]                            (up triangle) Highest Quarterly Return: 45.05%
                                                                                     up, Fourth Quarter 1999
                                 (total return)                        (down triangle) Lowest Quarterly Return: 10.76%
                                                                                       down, Third Quarter 1998
 1997   1998    1999    2000    2001    2002    2003     2004    2005
 ----   ----    ----    ----    ----    ----    ----     ----    ----
 3.57%  2.98%  60.51%  -4.45%  -6.22%  -0.27%  31.16%   14.12%  12.38%






--------------------------------------------------------------------------------
                                                                             3

The table below shows how average annual total returns for the Fund's Class Y shares (before and after taxes) for the one-year, five-year and since-inception periods compare to those of the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities, the Morgan Stanley Capital International World Index ("MSCI World"), an index that measures global developed market equity performance and the Citigroup World Government Bond Index ("Citigroup WGBI," and together with the Standard & Poor's 500 Index and the MSCI World, the "Indices"), an index that measures the most significant and liquid government bond indices located around the world which carry at least an investment grade rating. Effective February 1, 2006, the MSCI World is replacing the Standard & Poor's 500 Index as the primary broad-based index and the Citigroup WGBI is being added as a secondary index because Loomis Sayles believes these indices better reflect the global nature of the securities in which the Fund may invest. The Indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indices. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                           Since Fund
Average Annual Total Returns+                                                              Inception
(for the periods ended December 31, 2005)                         Past 1 Year Past 5 Years  (5/1/96)
Loomis Sayles Global Markets Fund
Class Y - Return Before Taxes                                       12.38%       9.49%       11.28%
   Return After Taxes on Distributions/*/                           11.86%       7.97%        7.98%
   Return After Taxes on Distributions & Sales of Fund Shares/*/     8.05%       7.21%        7.65%
Standard & Poor's 500 Index**                                        4.91%       0.54%        8.43%
MSCI World**                                                        10.02%       2.64%        7.08%
Citigroup WGBI**                                                    -6.88%       6.92%        5.46%

+ The returns shown above reflect the results of the Fund's Institutional Class shares, which were redesignated as Class Y shares on February 1, 2006. The Class Y expenses did not change as a result of the redesignation.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the indices do not reflect a deduction for fees, expenses or taxes. The returns of each index are calculated from May 31, 1996.

For information about Fund expenses, see the section "Fund Fees & Expenses".

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4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               LSGRX

 Investment Goal

The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Currency Risk: The risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Foreign securities: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

--------------------------------------------------------------------------------
                                                                             5

Management Risk: The risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
Market Risk: The risk that the value of the Fund's investments will fall as a result of movements in the financial markets generally.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.

                                    [CHART]                               (up triangle) Highest Quarterly Return: Fourth
                                                                                        Quarter 1999, up 33.22%
                                 (total return +)                         (down triangle) Lowest Quarterly Return: Third
                                                                                          Quarter 2000, down 23.28%
  1996   1997  1998   1999    2000    2001    2002   2003    2004   2005
 ------ ------ -----  ------ ------  ------- ------  -----  ------ ------
 19.94% 24.51% 12.86% 42.53% -16.12% -24.40% -23.05% 32.55% 15.91% 10.85%

The table below shows how average annual total returns for Class Y of the Fund (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Growth Index, a market value weighted, unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Growth Fund
Class Y - Return Before Taxes                                     10.85%       -0.18%        7.16%
   Return After Taxes on Distributions*                           10.85%       -2.65%        3.17%
   Return After Taxes on Distributions & Sales of Fund Shares*     7.05%       -1.67%        4.05%
Russell 1000 Growth Index**                                        5.26%       -3.58%        6.73%

+ The returns shown above for periods prior to September 15, 2003 reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.

--------------------------------------------------------------------------------
6

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Maureen G. Depp and Brian James
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               LISRX

 Investment Goal

The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index (the "S&P 500 Index"), meet by team to recommend which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Currency Risk: The risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap

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8
  contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Foreign securities: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: The Fund may indirectly bear service and other fees in addition to its own expenses.
Management Risk: The risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
Market Risk: The risk that the value of the Fund's investments will fall as a result of movements in the financial markets generally.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                    [CHART]                  (up triangle) Highest Quarterly Return: Second
                                                                           Quarter 2003, up 14.92%
                            (total return (dagger))          (down triangle) Lowest Quarterly Return: Third
                                                                             Quarter 2002, down 18.31%
     2001         2002        2003         2004        2005
     ----         ----        ----         ----        ----
   -13.58%      -21.77%      27.97%       12.23%      10.77%



The table below shows how average annual total returns for Class Y of the Fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of the S&P 500 Index, a commonly used benchmark of U.S. equity securities. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2005)                       Past 1 Year Past 5 Years (7/31/00)
Loomis Sayles Research Fund
Class Y - Return Before Taxes                                     10.77%       1.47%       -0.51%
   Return After Taxes on Distributions*                            9.77%       1.21%       -0.77%
   Return After Taxes on Distributions & Sales of Fund Shares*     8.08%       1.20%       -0.50%
S&P 500 Index**                                                    4.91%       0.54%       -0.89%

+ The returns shown above for periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y

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                                                                             9
shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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10

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                         All Funds
                                                                          Class Y
Maximum sales charge (load) imposed on purchases                            None
Maximum deferred sales charge (load)                                        None
Redemption fees (Loomis Sayles Global Markets Fund only)                   2% of
                                                                         redemption
                                                                         proceeds+*
Redemption fees (Loomis Sayles Growth Fund, Loomis Sayles Research Fund)   None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees".
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                             Loomis Sayles        Loomis Sayles     Loomis Sayles
                                        Global Markets Fund/(1)/ Growth Fund/(2)/ Research Fund/(3)/
                                                Class Y              Class Y           Class Y
Management fees                                  0.75%                0.50%             0.50%
Other expenses+                                  0.44%                0.41%             0.57%
Total Annual Fund Operating Expenses             1.19%                0.91%             1.07%
Fee waiver and/or expense reimbursement          0.19%                0.06%             0.22%
Net Expenses                                     1.00%                0.85%             0.85%

+  Other expenses have been restated to reflect current fees and expenses.
(1) Loomis Sayles has given a binding undertaking to the Loomis Sayles Global Markets Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) Loomis Sayles has given a binding undertaking to the Loomis Sayles Growth Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(3) Loomis Sayles has given a binding undertaking to the Loomis Sayles Research Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

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                                                                             11

                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

            Loomis Sayles    Loomis Sayles Loomis Sayles
         Global Markets Fund  Growth Fund  Research Fund
               Class Y          Class Y       Class Y
1 year         $  102           $   87        $   87
3 years        $  359           $  284        $  318
5 years        $  636           $  498        $  569
10 years       $1,426           $1,114        $1,286

* The Examples are based on the Net Expenses for the one-year period and on the Total Annual Fund Operating Expenses for the remaining years.

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12

                                    [GRAPHIC]



More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk The risk of losses directly attributable to government or political actions.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities or REITs.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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                                                                             13

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser


The IXIS Advisor Funds family (as defined below) currently includes 23 mutual funds. The IXIS Advisor Funds family had combined assets of $6.6 billion as of December 31, 2005. IXIS Advisor Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Class Y shares of the Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund (each a "Fund" and together the "Funds"), which, along with the IXIS Advisor Income and Tax Free Income Funds, IXIS Advisor Equity Funds, IXIS Diversified Portfolios and IXIS Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "IXIS Advisor Funds."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2005, as a percentage of each Fund's average daily net assets, were 0.29% for Loomis Sayles Global Markets Fund (after waiver or reimbursement), 0.17% for Loomis Sayles Growth Fund (after waiver or reimbursement) and 0.00% for Loomis Sayles Research Fund (after waiver or reimbursement).

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2005.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds' shares or are affiliated with IXIS Asset Management North America, or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("IXIS Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Institutional Daily Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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14

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

 Loomis Sayles

Mark B. Baribeau

Mark B. Baribeau has co-managed the Loomis Sayles Growth Fund since 1999 and co-managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004.
Mr. Baribeau, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the Loomis Sayles Growth Fund since 2000, Ms. Czekanski, Vice President of Loomis Sayles, began her investment career in 1982 and joined Loomis Sayles in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Maureen G. Depp

Maureen G. Depp has co-managed the Loomis Sayles Research Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Fund since July 2005. Ms. Depp, Vice President and co-director of Equity Research of Loomis Sayles, began her investment career in 1982 and joined Loomis Sayles in 2004. From 1998 to 2004, she was an Assistant Director and then Managing Director of Research at State Street Research & Management Company. Ms. Depp received a B.S. from St. John's University and an M.B.A. from the University of Rhode Island. She holds the designation of Chartered Financial Analyst and has over 29 years of investment experience.

Daniel J. Fuss

Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds, has served as the portfolio manager of the domestic fixed income securities sector of the Loomis Sayles Global Markets Fund since its inception in 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 47 years of investment experience.

Brian S. James

Brian James has co-managed the Loomis Sayles Research Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Fund since July 2005. Mr. James, Vice President and co-director of Equity Research of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1998. He received a B.A. from Hampshire College, an M.P.P. from Harvard University School of Government and an M.B.A. from Harvard University School of Business. Mr. James holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Warren N. Koontz

Warren Koontz has served as portfolio manager of the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004. Mr. Koontz, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1995. Mr. Koontz received a B.S. and M.B.A from The Ohio State University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

David W. Rolley

David Rolley has served as portfolio manager of the international fixed income securities sector of the Loomis Sayles Global Markets Fund since 2000.
Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. He received a B.A. from Occidental College and a Ph.D. (A.B.D.) from the University of Pennsylvania and has over 25 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the Loomis Sayles Growth Fund since 2000.
Mr. Skaggs, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1994. Mr. Skaggs received a B.S. and an M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Please see the Funds' SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

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                                                                             15

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with IXIS Advisor Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

  Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

     The minimum initial investment is $1 million and the minimum subsequent investment is $10,000 for:
       . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

     There is no initial or subsequent investment minimum for:
       . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.
       . Insurance Company Accounts of New England Financial, Metropolitan Life
         Insurance Company ("MetLife") or their affiliates.
       . Separate Accounts of New England Financial, MetLife or their affiliates.
       . Wrap Fee Programs of certain broker-dealers not being paid by the Fund, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.
       . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.
       . Deferred Compensation Plan Accounts of New England Life Insurance
         Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").
       . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

  At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Funds below the stated minimums.

3.You should contact IXIS Advisor Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

Certificates will not be issued for any class of shares.

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16

                                    [GRAPHIC]



Fund Services
Buying Shares


                                   Opening an Account                             Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the      . Make out a check in U.S. dollars for the
                       investment amount, payable to "IXIS             investment amount, payable to "IXIS
 [GRAPHIC]             Advisor Funds." Third party checks and          Advisor Funds." Third party checks and
                       "starter" checks will not be accepted.          "starter" checks will not be accepted.
                     . Mail the check with your completed            . Complete the investment slip from an
                       application to IXIS Advisor Funds, P.O.         account statement or include a letter
                       Box 219579, Kansas City,                        specifying the Fund name, your class of
                       MO 64121-9579.                                  shares, your account number and the
                     . Shares purchases by check may not be            registered account name(s).
                       available immediately for redemption. See     . Shares purchased by check may not be
                       the section "Selling restrictions".             available immediately for redemption. See
                                                                       the section "Selling Restrictions".
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Call your investment dealer, or IXIS          . Call your investment dealer or IXIS
                       Advisor Funds at 800-225-5778 to                Advisor Funds at 800-225-5478 to request
  [GRAPHIC]            1) obtain a current prospectus for the Fund     an exchange.
                       into which you are exchanging and
                       2) request an exchange.
 By Wire
                     . Opening an account by wire is not             . Instruct your bank to transfer funds to
                       available.                                      State Street Bank & Trust Company, ABA
 [GRAPHIC]                                                             #011000028, and DDA #99011538.
                                                                     . Specify the Fund name, your class of
                                                                       shares, your account number and the
                                                                       registered account name(s). Your bank
                                                                       may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account           . Call IXIS Advisor Funds at 800-225-5478
                       through ACH, you may add this feature by        to add shares to your account through
 [GRAPHIC]             selecting it on your account application.       ACH.
                     . Ask your bank or credit union whether it is   . If you have not signed up for the ACH
                       a member of the ACH system.                     system, please call IXIS Advisor Funds for
                                                                       a Service Options Form. A medallion
                                                                       signature guarantee may be required to add
                                                                       this privilege.
                                                                     . Shares purchased through ACH may not
                                                                       be available immediately for redemption.
                                                                       See the section "Selling Restrictions".

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                                                                             17

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to IXIS Advisor Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to IXIS Advisor Funds, 330 West 9th
                       Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or IXIS Advisor Funds at 800-225-5478.
 [GRAPHIC]           . Call IXIS Advisor Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call IXIS Advisor Funds at 800-225-5478 or indicate in your redemption request letter (see
 [GRAPHIC]             above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call IXIS Advisor
                       Funds at 800-225-5478 for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call IXIS Advisor Funds to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call IXIS Advisor Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to
 [GRAPHIC]             certain restrictions. See the section "Selling Shares in Writing".



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18

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

Exchanging Shares

You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any IXIS Advisor Fund that offers Class Y shares, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares or for Class A shares of the Money Market Fund subject to certain restrictions noted below. Certain Funds have redemption fees. Former shareholders of the Kobrick Growth Fund who received Class Y shares of the CDC Nvest Large Cap Growth Fund in the reorganization of their Fund may also exchange their shares (load free) for Class A shares of any IXIS Advisor Fund that does not offer Class Y shares. The exchange must be for the minimum to open an account or the total net asset value of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of a fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

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                                                                             19

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that each Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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20

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH of the shares
                                          being redeemed
If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class Y shares of Loomis Sayles Global Markets Fund
Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class Y shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Fund currently does not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of the Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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                                                                             21

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

*Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

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22

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another IXIS Advisor Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact IXIS Advisor Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a IXIS Advisor Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Funds Distributions derived from net short-term capital gains, i.e., gains from investments that each fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year that are designated by the funds as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the relevant Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. In addition, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

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                                                                             23

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)


For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

In addition, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange a Fund's shares (including an exchange of Fund shares for shares of another IXIS Advisor Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. Each Fund's investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

Each Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the funds beginning before January 1, 2008, the funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. The Funds do not intend to make such designations.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," such as REITs. Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payment that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.

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24

                                    [GRAPHIC]



Fund Services
Compensation to Securities Dealers


The Distributor and its affiliates may, out of their own resources, make payments to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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                                                                             25

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Institutional Class shares of the Loomis Sayles Global Markets Fund (formerly Loomis Sayles Worldwide Fund) were redesignated as Class Y shares on February 1, 2006. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

                          Income (loss) from investment operations:            Less distributions:
                          ---------------------------------------   -----------------------------------------

               Net asset
                 value,       Net          Net realized               Dividends    Distributions
               beginning   investment     and unrealized Total from      from        from net
                   of        income       gain (loss) on investment net investment   realized        Total     Redemption
               the period    (loss)        investments   operations     income     capital gains distributions    fee
               ---------- ----------      -------------- ---------- -------------- ------------- ------------- ----------

LOOMIS SAYLES GLOBAL MARKETS FUND
Class Y(e)
9/30/2005        $10.19     $ 0.19(c)         $ 1.73       $ 1.92       $(0.27)       $   --        $(0.27)      $0.00(d)
9/30/2004          9.32       0.25(c)           0.96         1.21        (0.34)           --         (0.34)         --
9/30/2003          7.53       0.32(c)           1.74         2.06        (0.27)           --         (0.27)         --
9/30/2002(f)       8.48       0.35(c)          (0.55)       (0.20)       (0.75)           --         (0.75)         --
9/30/2001         13.93       0.65(c)          (2.44)       (1.79)       (0.35)        (3.31)        (3.66)         --

LOOMIS SAYLES GROWTH FUND
Class Y
9/30/2005        $ 5.15     $   --(c)(d)      $ 1.11       $ 1.11       $   --        $   --        $   --       $  --
9/30/2004          4.55      (0.02)(c)          0.62         0.60           --            --            --          --
9/30/2003          3.75      (0.01)(c)          0.81         0.80           --            --            --          --
9/30/2002          4.23      (0.02)(c)         (0.46)       (0.48)          --            --            --          --
9/30/2001         15.00      (0.02)(c)         (7.42)       (7.44)          --         (3.33)        (3.33)         --


(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)Total returns shown reflect the results of the Fund's Institutional Class shares, which were redesignated as Class Y shares on February 1, 2006.
(f)As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

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26

                                   Ratios to average net assets:
                                  ------------------------------

    Net asset         Net assets,                        Net
      value,   Total    end of      Net     Gross    investment   Portfolio
      end of   return the period  Expenses Expenses income (loss) turnover
    the period (%)(a)    (000)     (%)(b)    (%)         (%)      rate (%)
    ---------- ------ ----------- -------- -------- ------------- ---------

      $11.84    19.1    $47,712     1.00     1.46        1.72         78
       10.19    13.2     17,274     1.00     1.87        2.55         69
        9.32    28.0     10,499     1.00     2.23        3.81         94
        7.53    (3.0)     8,340     1.00     2.43        4.26        113
        8.48   (15.0)     8,528     1.00     2.58        6.85        160

      $ 6.26    21.6    $95,534     0.85     0.97       (0.05)       164
        5.15    13.2     40,165     0.85     1.04       (0.32)       171
        4.55    21.3     28,898     0.85     1.18       (0.20)       201
        3.75   (11.4)    19,635     0.85     1.32       (0.39)       192
        4.23   (50.8)    21,653     0.85     1.24       (0.17)       281

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                                                                             27

                                    [GRAPHIC]



Financial Performance

                     Income (loss) from investment operations:            Less distributions:
                     ----------------------------------------  -----------------------------------------

          Net asset
            value,      Net        Net realized                  Dividends    Distributions
          beginning  investment   and unrealized   Total from       from        from net
              of       income     gain (loss) on   investment  net investment   realized        Total
          the period   (loss)      investments     operations      income     capital gains distributions
          ---------- ----------   --------------   ----------  -------------- ------------- ------------- -

LOOMIS SAYLES RESEARCH FUND
Class Y
9/30/2005   $ 7.82     $0.04(c)       $ 1.44         $ 1.48        $(0.03)       $   --        $(0.03)
9/30/2004     6.92      0.03(c)         0.90           0.93         (0.03)           --         (0.03)
9/30/2003     5.71      0.04(c)         1.20           1.24         (0.03)           --         (0.03)
9/30/2002     6.85      0.03(c)        (1.16)         (1.13)        (0.01)           --         (0.01)
9/30/2001    10.54      0.01(c)        (3.65)         (3.64)           --         (0.05)        (0.05)



(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.

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28

                                   Ratios to average net assets:
                                  -------------------------------

    Net asset         Net assets,                        Net
      value,   Total    end of      Net     Gross    investment   Portfolio
      end of   return the period  Expenses Expenses income (loss) turnover
    the period (%)(a)    (000)     (%)(b)    (%)         (%)      rate (%)
    ---------- ------ ----------- -------- -------- ------------- ---------

      $9.27     19.0    $24,651     0.85     1.31       0.43         133
       7.82     13.5     21,721     0.85     1.50       0.44         151
       6.92     21.8     21,881     0.85     1.31       0.59         138
       5.71    (16.6)    15,889     0.89     1.46       0.36         130
       6.85    (34.7)     4,245     1.15     4.26       0.09         171

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                                                                             29

Glossary of Terms

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

--------------------------------------------------------------------------------
30

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAIs, or to make shareholder inquiries generally, contact your financial representative, or the Funds at:
                   IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                                1-800-225-5478

 The Funds' annual and semiannual reports and SAIs are available on the Funds'
                     website at: www.ixisadvisorfunds.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 1-800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
   Your financial representative or IXIS Advisor Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), and other firms selling shares of IXIS Advisor Funds are members of the National Association of
  Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the
       NASD 1-800-289-9999 or by visiting its Web site at www.NASD.com.

                  (Investment Company Act File No. 811-06241)


 IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds.
      If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset
   Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston
        Street - 6/th/ Floor, Boston, MA 02116 or call 1-800-225-5478.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

  /(1)/ For purposes of this notice the term "we" includes IXIS Advisor Funds,
    Loomis Sayles Funds, IXIS Asset Management Distributors, L.P. and their advisory affiliates which include IXIS Asset Management Advisors, L.P, Loomis,
              Sayles & Company, L.P. and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the IXIS Advisor Funds, Loomis Sayles
  Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   YL51-0206

                                       [GRAPHIC]


                                       [GRAPHIC]





                                           LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                            LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             LOOMIS SAYLES SMALL CAP VALUE FUND

                                          LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                       LOOMIS SAYLES VALUE FUND

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2006

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles Aggressive Growth Fund                   1
 Loomis Sayles Small Cap Growth Fund                    4
 Loomis Sayles Small Cap Value Fund                     8
 Loomis Sayles Tax-Managed Equity Fund                 12
 Loomis Sayles Value Fund                              16

FEES AND EXPENSES OF THE FUNDS                         19

SUMMARY OF PRINCIPAL RISKS                             22

MANAGEMENT                                             29
 Investment Adviser                                    29
 Portfolio Managers                                    29
 Distribution Plans and Administrative and Other Fees  31

GENERAL INFORMATION                                    32
 How Fund Shares Are Priced                            32
 Accessing Your Account Information                    34
 How to Purchase Shares                                34
 How to Redeem Shares                                  37
 How to Exchange Shares                                40
 Restrictions on Buying, Selling and Exchanging Shares 41
 Dividends and Distributions                           43
 Tax Consequences                                      44

FINANCIAL HIGHLIGHTS                                   47

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or similar securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts ("REITs") and Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations. The returns for Retail Class shares differ from the Institutional Class returns shown in the bar chart to the extent their respective expenses differ.

                                     [CHART]

                                 TOTAL RETURN

 1997    1998    1999    2000     2001     2002    2003    2004    2005
 ----    ----    ----    ----     ----     ----    ----    ----    ----
22.65%  11.54% 197.78%  -5.59%  -49.36%  -36.52%  40.09%  19.35%  15.41%




The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 83.44% (Fourth quarter 1999), and the Fund's worst quarter was down 38.63% (First quarter 2001).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year and since-inception periods compare to those of the Russell Midcap Growth Index, a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell Midcap Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception
                                                      1 Year 5 Years (12/31/96)
-------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                15.41% -9.11%    10.14%
   Return After Taxes on Distributions1               15.41% -9.17%     9.39%
   Return After Taxes on Distributions and Sale of
   Fund Shares1                                       10.01% -7.53%     8.52%
RETAIL CLASS - Return Before Taxes                    15.16% -9.34%     9.84%
RUSSELL MIDCAP GROWTH INDEX2                          12.10%  1.38%     8.39%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
2 The returns of the index do not reflect a deduction for fees, expenses or taxes.

LOOMIS SAYLES SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the remainder of its assets in companies of any size, including large capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compared to those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations. The returns for Retail Class shares differ from the Institutional Class returns shown in the bar chart to the extent their respective expenses differ.

                                     [CHART]

                                  TOTAL RETURN

 1997    1998   1999    2000     2001     2002    2003    2004     2005
 ----    ----   ----    ----     ----     ----    ----    ----     ----
19.43%  18.73% 91.82% -18.15%  -44.41%  -41.56%  43.32%  9.43%    10.69%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 54.00% (Fourth quarter 1999), and the Fund's worst quarter was down 40.31% (Third quarter 2001).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for the Institutional Class shares) for the one-year, five-year and since-inception periods compare to those of the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index consists of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell 2000 Index and the Russell 2000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception
                                                      1 Year 5 Years (12/31/96)
-------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                10.69% -10.82%   2.56%
   Return After Taxes on Distributions1               10.69% -10.91%   2.18%
   Return After Taxes on Distributions and Sale of
   Fund Shares1                                        6.95%  -8.88%   2.04%
RETAIL CLASS - Return Before Taxes                    10.40% -11.04%   2.31%
RUSSELL 2000 INDEX/2/                                  4.55%   8.22%   8.49%
RUSSELL 2000 GROWTH INDEX/2/                           4.15%   2.28%   3.98%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
2 The returns of each index do not reflect a deduction for fees, expenses or taxes.

LOOMIS SAYLES SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in companies of other capitalizations.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price-to-earnings, price-to-book, and price-to-cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in REITs, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), investment companies. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 60 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each calendar year since its first full year of operations. The returns for Retail Class and Admin Class shares differ from the Institutional Class returns shown in the bar chart to the extent their respective expenses differ.1

                                     [CHART]

                                   TOTAL RETURN

 1996    1997    1998   1999    2000     2001     2002    2003     2004   2005
 ----    ----    ----   ----    ----     ----     ----    ----     ----   ----
30.44%  25.99%  -1.08% 0.37%   23.19%   13.87%  -13.23%  34.55%   21.83%  6.24%




The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.07% (Fourth quarter 1998), and the Fund's worst quarter was down 18.58% (Third quarter 1998).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for the Institutional Class shares) for the one-year, five-year, ten-year and since-inception periods compare those of the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell 2000 Index and the Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20051

---------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/13/91)
---------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
INSTITUTIONAL CLASS
   Return Before Taxes                                6.24%  11.46%   13.21%   14.97%
   Return After Taxes on Distributions2               4.51%   9.84%   10.90%   12.36%
   Return After Taxes on Distributions and Sale of
   Fund Shares2                                       5.76%   9.31%   10.39%   11.88%
RETAIL CLASS - Return Before Taxes                    6.00%  11.20%   12.95%   14.79%
ADMIN CLASS - Return Before Taxes                     5.73%  10.92%   12.58%   14.43%
RUSSELL 2000 INDEX3                                   4.55%   8.22%    9.26%   11.38%
RUSSELL 2000 VALUE INDEX3                             4.71%  13.55%   13.08%   14.60%

1 The annual total returns shown reflect the results of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund") whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. Returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Fund through September 12, 2003. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, the returns performance shown for those Classes are based on the returns of the Predecessor Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares of the Predecessor Fund. Institutional Class Shares of the Predecessor Fund commenced operations on May 13, 1991.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of fund shares at the end of the measurement period.
3 The returns of each index do not reflect a deduction for fees, expenses or taxes. Since-inception data for each index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest in companies of any size.

In seeking its investment objective, the Fund will use a tax-managed approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such taxes. This approach may involve, among other techniques, reducing the Fund's net capital gains by selling stocks on which it has unrealized loss, minimizing portfolio turnover, and identifying tax lots when selling part of a portfolio position.

In determining which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimate over the next several years. In addition, Loomis Sayles may use a variety of valuation measures, including a company's price-to-earnings, price-to-book and price-to-cash-flow ratios.

The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, REITs and Rule 144A securities. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

.. fixed income securities risk - the risk that the value of a fixed-income security may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. tax risk - the risk that the Fund may be unsuccessful in minimizing the effect of U.S. federal or state income tax on investment returns.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.1 The Fund changed its name and investment strategies on June 1, 2003. The Fund's performance may have been different under its current investment strategies.

                                     [CHART]

                                   TOTAL RETURN

  1996     1997    1998   1999    2000    2001      2002    2003    2004  2005
  ----     ----    ----   ----    ----    ----      ----    ----    ----  ----
 15.60%2  15.68%2 34.23% 18.57%  17.40%  -11.69%  -12.95%  20.41%   9.71% 3.62%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.09% (Fourth quarter 1998), and the Fund's worst quarter was down 12.52% (Third quarter 2002).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year and since-inception periods compare to those of the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Standard & Poor's 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20051

-----------------------------------------------------------------------------------------
                                                                                 Since
                                                                               Inception
                                                       1 Year 5 Years 10 Years (10/1/95)2
-----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
INSTITUTIONAL CLASS
   Returns Before Taxes                                3.62%   1.02%   10.15%    9.94%
   Returns After Taxes on Distributions3               3.40%   0.71%    7.14%    6.99%
   Returns After Taxes on Distributions and Sale of
   Fund Shares3                                        2.35%   0.70%    7.27%    7.12%
STANDARD & POOR'S 500 INDEX/4/                         4.91%   0.54%    9.07%    9.46%

1 The annual total returns shown reflect the results of Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds I (the "Predecessor Fund") whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds II, on September 12, 2003. Returns shown for Institutional Class shares of the Fund reflect the results of shares of the Predecessor Fund through September 12, 2003.
2 The Fund was registered under the 1940 Act and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
4 The returns of each index do not reflect a deduction for fees, expenses or taxes. Since-inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

LOOMIS SAYLES VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital and income. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund invests primarily in medium-sized and large-sized companies, although it may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price-to-earnings, price-to-book, and price-to-cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may invest in REITs and Rule 144A securities. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com (click on "Mutual Funds" and then "Fund Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.loomissayles.com (click on "Mutual Funds," then "Fund Profiles," then the name of the Fund and scroll down to "Holdings/Allocations"). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund's current annual or semiannual report.

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

.. equity securities risk - the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Institutional Class shares for each of the last ten calendar years.

                                     [CHART]

                                   TOTAL RETURN

 1996    1997    1998     1999    2000    2001     2002    2003    2004    2005
 ----    ----    ----     ----    ----    ----     ----    ----    ----    ----
21.16%  29.21%  10.54%   -1.33%   7.35%  -5.65%  -16.69%  26.24%  15.12%  12.80%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.11% (Second quarter 2003), and the Fund's worst quarter was down 17.93% (Third quarter 2002).

PERFORMANCE TABLE The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Institutional Class shares) for the one-year, five-year, ten-year and since-inception periods compare to those of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect its expenses on a class-by-class basis. Institutional Class returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sale of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund shares.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

----------------------------------------------------------------------------------------
                                                                                 Since
                                                                               Inception
                                                       1 Year 5 Years 10 Years (5/13/91)
----------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
INSTITUTIONAL CLASS
   Returns Before Taxes                                12.80%  5.20%    8.97%   10.53%
   Returns After Taxes on Distributions1               11.50%  4.64%    7.25%    8.78%
   Returns After Taxes on Distributions and Sale of
   Fund Shares1                                         9.18%  4.26%    6.98%    8.43%
RUSSELL 1000 VALUE INDEX2                               7.05%  5.28%   10.94%   12.49%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
2 The returns of each index do not reflect a deduction for fees, expenses or taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2005.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                      MAXIMUM SALES CHARGE               REDEMPTION FEE
                                         (LOAD) IMPOSED      MAXIMUM    (AS A PERCENTAGE
                                          ON PURCHASES       DEFERRED      OF AMOUNT
                                      (AS A PERCENTAGE OF  SALES CHARGE   REDEEMED, IF
FUND/CLASS                              OFFERING PRICE)       (LOAD)      APPLICABLE)
----------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                         None             None      None
  Retail Class                                None             None      None
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                         None             None      2% of proceeds*
  Retail Class                                None             None      2% of proceeds*
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                         None             None      2% of proceeds*
  Retail Class                                None             None      2% of proceeds*
  Admin Class                                 None             None      2% of proceeds*
----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                         None             None      None
----------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                         None             None      None
----------------------------------------------------------------------------------------

 * Will be charged on redemptions and exchanges of shares on or before the two month anniversary of their acquisition. For more information, see the section "Redemption Fees."

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF DAILY NET
ASSETS)


                                                              TOTAL
                                                             ANNUAL      FEE
                                                              FUND     WAIVER/
                          MANAGEMENT DISTRIBUTION   OTHER   OPERATING REIMBURSE-   NET
FUND/CLASS                   FEES    (12B-1) FEES EXPENSES+ EXPENSES     MENT    EXPENSES
-----------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND1
  Institutional Class       0.75%       0.00%       0.37%     1.12%     0.12%     1.00%
  Retail Class              0.75%       0.25%       0.57%     1.57%     0.32%     1.25%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
GROWTH FUND1
  Institutional Class       0.75%       0.00%       0.76%     1.51%     0.51%     1.00%
  Retail Class              0.75%       0.25%       0.71%     1.71%     0.46%     1.25%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
VALUE FUND2
  Institutional Class       0.75%       0.00%       0.16%     0.91%     0.01%     0.90%
  Retail Class              0.75%       0.25%       0.22%     1.22%     0.07%     1.15%
  Admin Class               0.75%       0.25%       0.70%*    1.70%     0.30%     1.40%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED
EQUITY FUND3
  Institutional Class       0.50%       0.00%       0.95%     1.45%     0.80%     0.65%
-----------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND4
  Institutional Class       0.50%       0.00%       0.34%     0.84%        --     0.84%
-----------------------------------------------------------------------------------------

+ Other expenses have been restated to reflect current fees and expenses.
1 Loomis Sayles has given a binding undertaking to the Loomis Sayles Aggressive Growth Fund and Loomis Sayles Small Cap Growth Fund to limit the amount of each Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% for Institutional class shares and 1.25% for Retail class shares. The undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
2 Loomis Sayles has given a binding undertaking to the Loomis Sayles Small Cap Value Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.90% for Institutional class shares, 1.15% for Retail class shares and 1.40% for Admin class shares. The undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
3 Loomis Sayles has given a binding undertaking to the Loomis Sayles Tax-Managed Equity Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.65% for Institutional class shares. The undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
4 Loomis Sayles has given a binding undertaking to the Loomis Sayles Value Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.85% for Institutional class shares. The undertaking is in effect through January 31, 2007, and is reevaluated on an annual basis.
* Other expenses include an administrative fee of 0.25% for Admin Class shares.

EXAMPLE*

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND/CLASS                            1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                  $102     $344     $605    $1,352
  Retail Class                         $127     $464     $825    $1,840
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                  $102     $427     $775    $1,758
  Retail Class                         $127     $494     $885    $1,981
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                  $ 92     $289     $503    $1,119
  Retail Class                         $117     $380     $664    $1,471
  Admin Class                          $143     $506     $895    $1,984
-------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                  $ 66     $380     $716    $1,666
-------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                  $ 86     $268     $466    $1,037
-------------------------------------------------------------------------

 * The Examples for Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Tax-Managed Equity Fund are based on the Net Expenses for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining periods. The Example for the Loomis Sayles Value Fund is based on the Total Annual Fund Operating Expenses for all periods.

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect a Fund's portfolio. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds' Statement of Additional Information ("SAI"), which is available without charge upon request (see back cover).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Funds that may invest in lower-rated fixed-income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher-quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) which may be subject to greater credit risk because of these investments.

Funds that may invest in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK

Certain Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures and swap transactions. Those Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices.

EMERGING MARKETS RISK

Economic And Political Risks Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country which has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

EQUITY SECURITIES RISK

This is the risk that the value of stock in the Fund's portfolio may decline for a number of reasons which relate directly to the issuer. Those may include, among other things, management performance, the effects of financial leverage and reduced demand for a company's goods and services.

FIXED INCOME SECURITIES RISK

This is the risk that the value of fixed income securities in the Fund's portfolio may decline for a number of reasons which relate directly to the issuer. This may include, among other things, management performance, the effects of financial leverage and reduced demand for a company's goods and services. Fixed income securities are also subject to credit risk, interest rate risk and liquidity risk.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities, and other income-producing securities. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Each Fund also faces increased interest rate risk when it invests in fixed-income securities paying no current interest, such as zero coupon securities.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for Funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

REITS RISK

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

SMALL CAPITALIZATION COMPANIES RISK

The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than larger company securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("IXIS Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each
Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), the Funds and the
Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the country's oldest investment firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles is responsible for making investment decisions for each Fund and for providing general business management and administration to each Fund.

The aggregate advisory fee paid by the Funds during the fiscal year ended September 30, 2005 as a percentage of the Funds' average net assets were:


FUND                                  AGGREGATE ADVISORY FEE
------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund   0.52% (after waiver)
------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund    0.07% (after waiver)
------------------------------------------------------------
Loomis Sayles Small Cap Value Fund     0.71% (after waiver)
------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund  0.00% (after waiver)
------------------------------------------------------------
Loomis Sayles Value Fund                      0.43%
------------------------------------------------------------

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2005.

PORTFOLIO MANAGERS

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND Philip C. Fine has served as portfolio manager of the Loomis Sayles Aggressive Growth Fund since February 1999.
Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined Loomis Sayles in 1996. Mr. Fine holds the designation of Chartered Financial Analyst. He received a A.B. and a Ph.D. from Harvard University and has over 17 years of investment experience.

LOOMIS SAYLES SMALL CAP GROWTH FUND Mark F. Burns has served as portfolio manager of the Loomis Sayles Small Cap Growth Fund since January 2005.
Mr. Burns, Vice President of Loomis Sayles, began his investment career in 1993 and joined Loomis Sayles in 1999. Mr. Burns holds the designation of Chartered Financial Analyst. He received a B.A. from Colby College and a M.B.A. from Cornell University and has over 12 years of investment experience.

John Slavik has served as co-portfolio manager of the Loomis Sayles Small Cap Growth Fund since April 2005. Mr. Slavik, Vice President of Loomis Sayles, began his investment career in 1991 and joined Loomis Sayles in April 2005. Prior to joining Loomis Sayles, Mr. Slavik was a Vice President and Portfolio Manager at Westfield Capital Management, LLC from November 2000 to March 2005. Mr. Slavik holds the designation of Chartered Financial Analyst. He received a B.A. from the University of Connecticut and has over 14 years of investment experience.

LOOMIS SAYLES SMALL CAP VALUE FUND Joseph R. Gatz has served as portfolio manager of the Loomis Sayles Small Cap Value Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1999. Mr. Gatz holds the designation of Chartered Financial Analyst. He received a B.A. from Michigan State University and a M.B.A. from Indiana University and has over 20 years of investment experience.

Daniel G. Thelen has served as portfolio manager of the Loomis Sayles Small Cap Value Fund since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1996. Mr. Thelen holds the designation of Chartered Financial Analyst. He received a B.A. and an M.B.A. from Michigan State University and has over 15 years of investment experience.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND David G. Sowerby has served as co-portfolio manager of the Loomis Sayles Tax-Managed Equity Fund since August 2005. Mr. Sowerby, Vice President of Loomis Sayles, began his investment career in 1986 and joined Loomis Sayles in 1998. Mr. Sowerby holds the designation of Chartered Financial Analyst. He received a B.A. and M.B.A. from Wayne State University and has over 19 years of investment experience.

Mark Shank has served as co-portfolio manager of the Loomis Sayles Tax-Managed Equity Fund since June 2003. Mr. Shank, Vice President of Loomis Sayles, began his investment career in 1981 and joined Loomis Sayles in 1983. Mr. Shank holds the designation of Chartered Financial Analyst. He received a B.A. from Drake University and a M.S. from the University of Wisconsin and has over 24 years of investment experience.

LOOMIS SAYLES VALUE FUND Warren Koontz has served as portfolio manager of the Loomis Sayles Value Fund since June 2000. Mr. Koontz, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1995. Mr. Koontz holds the designation of Chartered Financial Analyst. He received a B.S. and M.B.A. from the Ohio State University and has over 23 years of investment experience.

James Carroll has served as portfolio manager of the Loomis Sayles Value Fund since November 2002. Mr. Carroll, Vice President of Loomis Sayles, began his investment career in 1974 and joined Loomis Sayles in 1996. Mr. Carroll holds the designation of Chartered Financial Analyst. He received a B.A. and M.B.A. from Wayne State University and has over 31 years of investment experience.

Arthur Barry has served as co-portfolio manager of the Loomis Sayles Value Fund since July 2005. Mr. Barry, Vice President of Loomis Sayles, began his investment career in 1994 and joined Loomis Sayles in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President and portfolio manager at State Street Research & Management Company from November 2003 to January 2005; Senior Portfolio Manager at INVESCO Capital Management from April 2001 to May 2003; and a portfolio manager at Federated Research Corp. from January 1997 to March 2001. Mr. Barry holds the designation of Chartered Financial Analyst. He received a B.S. from Lehigh University and a M.B.A. from Carnegie Mellon University and has over 11 years of investment experience.

Please see the SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by IXIS Asset Management Distributors, L.P., on behalf of Loomis Sayles, out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (minus applicable redemption or other charges as described earlier in this Prospectus) after your order is received "in good order."

..  Requests received by IXIS Asset Management Distributors, L.P.
   ("Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

..  OPTIONS -- last sale price, or if not available, last offering price.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), to review your account information, change your address, order duplicate statements or tax forms, or to obtain a prospectus, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 1-800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services. Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

DIRECTLY FROM THE FUND Loomis Sayles Funds must receive your purchase request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

.. BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 1-800-633-3330 for the desired Fund or Funds, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address, and telephone number.

.. BY WIRE You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       Lafayette Corporate Center
       2 Avenue de Lafayette
       Boston, MA 02111
       ABA No. 011000028
       DDA 9904-622-9
       (Your account number)
       (Your name)
       (Name of Fund)

.. BY TELEPHONE If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 1-800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

.. BY EXCHANGE You may purchase shares of a Fund by exchange of shares of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or accessing your account online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege from www.loomissayles.com, click on "Account Access" then click on the appropriate user type and follow the instructions.

.. THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the Exchange for your shares to be bought or sold at the Fund's NAV on that day. Purchases made through ACH prior to the close of regular trading on the Exchange will receive the NAV calculated on the following business day.

Subject to the approval of the Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until the shares have been in your account for 15 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. EACH FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF YOUR IDENTITY IS NOT VERIFIED.

Each Fund's shares (except Admin Class shares) may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles Funds has retirement plan forms available online at www.loomissayles.com or call Loomis Sayles Funds at 1-800-633-3330. The Loomis Sayles Tax-Managed Equity Fund may not be appropriate for tax-exempt investors. Admin Class shares are intended primarily for qualified retirement plans held in an omnibus fashion and are not appropriate for individual investors.

The following table shows the minimum initial investment for each class of shares of each Fund.


FUND                                  MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund   Institutional - $100,000
Loomis Sayles Small Cap Growth Fund        Retail - $2,500
----------------------------------------------------------------
Loomis Sayles Value Fund               Institutional - $100,000
----------------------------------------------------------------
Loomis Sayles Small Cap Value Fund     Institutional - $100,000
                                           Retail - $2,500
                                          Admin - No Minimum
----------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund  Institutional - $25,000
----------------------------------------------------------------

Each subsequent investment must be at least $50. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis, Sayles & Company, L.P., employees and clients of Loomis, Sayles & Company, L.P., and their respective family members, may purchase shares of the Funds offered through this prospectus below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 1-800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

SMALL ACCOUNT POLICY In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. Accounts held through intermediaries, regardless of account type, will be included in the fee debit. If your Fund account falls below $50, regardless of account type, the Fund may redeem your remaining shares and send the proceeds to you.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the Exchange is open either through your financial advisor or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check, telephone ACH or online ACH, your redemption will be delayed until the shares have been in your account for 15 days.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

A 2% redemption fee may apply to redemptions of shares on or before the two month anniversary of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS THROUGH YOUR BROKER-DEALER You may redeem shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3300). Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV. Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order.

You may make redemptions directly from each Fund in several ways:

.. BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

.. BY EXCHANGE You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or exchanging online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type and then follow the instructions.

..  BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   1-800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the record address. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

   Retirement shares may not be redeemed by telephone. Please call Loomis Sayles Funds at 1-800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

   The maximum value of shares that you may redeem by telephone or internet is $50,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

.. SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 1-800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

   For ACH redemptions, proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.

MEDALLION SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a medallion signature guarantee for the following types of redemptions:

..  If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
..  If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a medallion signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles Funds in certain cases.

HOW TO EXCHANGE SHARES

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of IXIS Advisor Cash Management Trust, a money market fund that is advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund offered through this prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund that offers Admin Class shares without paying a sales charge or for Class A shares of IXIS Advisor Cash Management Trust. You may exchange Institutional Class Shares of your Fund, subject to investment minimums, for Institutional Class shares of any Fund that offers Institutional Class shares, for Class Y shares of any Fund that offers Class Y shares or for Class A shares of IXIS Advisor Cash Management Trust. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum requirements of the new fund. Please call 1-800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction, through your online account at www.loomissayles.com or by telephone unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

A 2% redemption fee may apply to exchanges of shares on or before the two month anniversary of their acquisition. See the section "Restrictions on Buying, Selling and Exchanging Shares."

CONVERSION RIGHTS

In certain limited circumstances, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. The value of shares that you wish to convert must meet the investment minimum requirements of the new Class. The conversion from one class of shares to another will be based on the respective net asset values of the separate classes on the trade date for the conversion. You will not be charged any redemption fee or exchange fee as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a net asset value greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. A conversion into a class of shares is subject to the purchase restrictions of such Class as described in the Fund's prospectus (see "How to Purchase Shares").

In order to convert shares, you must complete the Cross Share Exchange Form and return it to Loomis Sayles Funds at the following address:

             Regular Mail               Overnight Mail
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

You can obtain the Form by calling 1-800-633-3330 or by visiting the Funds' website at www.loomissayles.com. All requests for conversions (including requests for accounts traded through the National Securities Clearing Corporation) must be provided on the Cross Share Exchange Form.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given time period. See the section "Redemption Fees" for more information.

REDEMPTION FEES (Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund only) Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds on or before the two month anniversary of their acquisition (including acquisition by exchange). For example, if the shares were purchased on January 10th, the first day the shares could be redeemed or exchanged without a redemption fee is March 11th (or, if the New York Stock Exchange (NYSE) is closed for trading on that day, the next business day). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund. Please see the SAI for more details.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

..  shares acquired by reinvestment of dividends or distributions of a Fund; or

.. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or

..  shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund generally declares and pays such dividends annually.

Each Fund also distributes all of its net capital gains realized after applying any capital loss carry forwards.

Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:

..  Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus do not expect to pay any federal income tax on income and capital gains distributed to shareholders.

TAXATION OF FUND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to a shareholder receiving such distributions as long-term capital gains, regardless of how long the shareholder has held Fund shares. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds for investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from such a plan.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the Statement of Additional Information under "Distribution and Taxes."

SALE OR EXCHANGE OF FUND SHARES. Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or shares held for one year or less generally are taxed at ordinary income rates.

TAXATION OF CERTAIN INVESTMENTS. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements.

A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Income distributions from REITs generally are not entitled to be treated as qualified dividend income. For other implications of the Fund's investments in REITs, see the SAI under "Distributions and Taxes."

NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds do not intend to make such designations.

Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," such as REITs. Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

BACKUP WITHHOLDING. Each Funds is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since-inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP whose report, along with each Fund's financial statements, is included in the Funds' annual reports to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                                  Income (Loss) from
                                 Investment Operations               Less Distributions
                        --------------------------------------  ---------------------------
            Net asset                  Net realized    Total      Dividends    Distributions
             value,          Net      and unrealized    from         from        from net
            beginning    investment   gain (loss) on investment net investment   realized
          of the period income (loss)  investments   operations     income     capital gains
--------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2005    $15.50        $(0.10)(c)    $  3.78      $  3.68       $(0.18)       $   --
9/30/2004     13.69         (0.13)(c)       1.94         1.81           --            --
9/30/2003     10.70         (0.10)(c)       3.09         2.99           --            --
9/30/2002     13.56         (0.13)(c)      (2.73)       (2.86)          --            --
9/30/2001     47.71         (0.20)(c)     (33.43)      (33.63)          --         (0.52)

RETAIL CLASS
9/30/2005    $15.20        $(0.14)(c)    $  3.70      $  3.56       $(0.13)       $   --
9/30/2004     13.46         (0.16)(c)       1.90         1.74           --            --
9/30/2003     10.55         (0.13)(c)       3.04         2.91           --            --
9/30/2002     13.41         (0.16)(c)      (2.70)       (2.86)          --            --
9/30/2001     47.33         (0.25)(c)     (33.15)      (33.40)          --         (0.52)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                               Ratios to Average Net Assets
                                                            ----------------------------------
                         Net asset              Net assets,                             Net
                           value,                 end of                             investment Portfolio
    Total     Redemption   end of      Total    the period       Net        Gross      income   turnover
distributions    fee     the period return %(a)    (000)    expenses %(b) expenses %  (loss) %   rate %
---------------------------------------------------------------------------------------------------------

   $(0.18)       $--       $19.00       23.9      $26,159       1.00         1.21      (0.60)      280
       --         --        15.50       13.2       25,191       1.00         1.17      (0.84)      284
       --         --        13.69       27.9       23,866       1.00         1.23      (0.88)      248
       --         --        10.70      (21.1)      13,421       1.00         1.31      (0.91)      220
    (0.52)        --        13.56      (71.1)      16,347       1.00         1.13      (0.75)      258

   $(0.13)       $--       $18.63       23.6      $25,802       1.25         1.50      (0.85)      280
       --         --        15.20       12.9       25,382       1.25         1.42      (1.10)      284
       --         --        13.46       27.6       32,813       1.25         1.47      (1.13)      248
       --         --        10.55      (21.3)      26,885       1.25         1.45      (1.16)      220
    (0.52)        --        13.41      (71.2)      41,456       1.25         1.37      (1.01)      258

FINANCIAL HIGHLIGHTS

                                    Income (Loss) from
                                  Investment Operations                 Less Distributions
                        -----------------------------------------  ---------------------------
            Net asset                     Net realized    Total      Dividends    Distributions
             value,          Net         and unrealized    from         from        from net
            beginning    investment      gain (loss) on investment net investment   realized
          of the period income (loss)     investments   operations     income     capital gains
-----------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2005    $ 8.96        $(0.08)(c)       $  2.20      $  2.12       $   --        $   --
9/30/2004      8.59         (0.09)(c)          0.46         0.37           --            --
9/30/2003      6.35         (0.06)(c)          2.30         2.24           --            --
9/30/2002      8.83         (0.08)(c)         (2.40)       (2.48)          --            --
9/30/2001     26.98         (0.12)(c)        (17.06)      (17.18)          --         (0.97)

RETAIL CLASS
9/30/2005    $ 8.78        $(0.11)(c)       $  2.17      $  2.06       $   --        $   --
9/30/2004      8.45         (0.11)(c)          0.44         0.33           --            --
9/30/2003      6.26         (0.08)(c)          2.27         2.19           --            --
9/30/2002      8.72         (0.10)(c)         (2.36)       (2.46)          --            --
9/30/2001     26.74         (0.15)(c)        (16.90)      (17.05)          --         (0.97)

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2005    $25.75        $ 0.13(c)        $  4.22      $  4.35       $(0.02)       $(2.65)
9/30/2004     21.34          0.04(c)           4.97         5.01        (0.05)        (0.55)
9/30/2003     17.28          0.05(c)           4.01         4.06           --            --
9/30/2002     19.89          0.10(c)          (0.36)       (0.26)       (0.11)        (2.24)
9/30/2001     20.42          0.16(c)           0.60         0.76        (0.20)        (1.09)

RETAIL CLASS
9/30/2005    $25.62        $ 0.06(c)        $  4.20      $  4.26       $   --        $(2.65)
9/30/2004     21.25         (0.02)(c)          4.95         4.93        (0.01)        (0.55)
9/30/2003     17.25         (0.00)(c)(d)       4.00         4.00           --            --
9/30/2002     19.85          0.05(c)          (0.35)       (0.30)       (0.06)        (2.24)
9/30/2001     20.38          0.11(c)           0.60         0.71        (0.15)        (1.09)

ADMIN CLASS
9/30/2005    $25.43        $(0.00)(c)(d)    $  4.16      $  4.16       $   --        $(2.65)
9/30/2004     21.13         (0.08)(c)          4.93         4.85           --         (0.55)
9/30/2003     17.20         (0.05)(c)          3.98         3.93           --            --
9/30/2002     19.80         (0.00)(c)(d)      (0.35)       (0.35)       (0.01)        (2.24)
9/30/2001     20.34          0.05(c)           0.60         0.65        (0.10)        (1.09)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share.

                                                               Ratios to Average Net Assets
                                                            ----------------------------------
                         Net asset              Net assets,                             Net
                           value,                 end of                             investment Portfolio
    Total     Redemption end of the    Total    the period       Net        Gross      income   turnover
distributions    fee       period   return %(a)    (000)    expenses %(b) expenses %  (loss) %   rate %
---------------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $11.08       23.7     $ 15,785       1.00         1.70      (0.85)      227
       --        0.00(d)     8.96        4.3       15,867       1.00         1.31      (0.95)      217
       --          --        8.59       35.3       22,519       1.00         1.19      (0.91)      190
       --          --        6.35      (28.1)      42,415       1.00         1.07      (0.90)      162
    (0.97)         --        8.83      (65.2)     124,479       0.99         0.99      (0.74)      140

   $   --        0.00(d)   $10.84       23.5     $  3,592       1.25         1.87      (1.14)      227
       --        0.00(d)     8.78        3.9       14,589       1.25         1.52      (1.19)      217
       --          --        8.45       35.0       30,345       1.25         1.43      (1.17)      190
       --          --        6.26      (28.2)      32,135       1.25         1.33      (1.15)      162
    (0.97)         --        8.72      (65.3)      50,197       1.25         1.26      (1.01)      140


   $(2.67)      $0.00(d)   $27.43       18.0     $403,110       0.90         0.93       0.48        59
    (0.60)       0.00(d)    25.75       23.8      346,356       0.90         0.93       0.16        70
       --          --       21.34       23.5      289,945       0.90         0.94       0.26        74
    (2.35)         --       17.28       (2.6)     234,370       0.94         0.96       0.48        86
    (1.29)         --       19.89        3.9      215,439       0.98         0.98       0.76        98

   $(2.65)      $0.00(d)   $27.23       17.7     $235,948       1.15         1.20       0.24        59
    (0.56)       0.00(d)    25.62       23.5      173,411       1.15         1.18      (0.08)       70
       --          --       21.25       23.2      140,152       1.15         1.20      (0.01)       74
    (2.30)         --       17.25       (2.8)      86,816       1.19         1.20       0.22        86
    (1.24)         --       19.85        3.6       97,544       1.22         1.22       0.51        98

   $(2.65)      $0.00(d)   $26.94       17.4     $ 67,505       1.40         1.43      (0.01)       59
    (0.55)       0.00(d)    25.43       23.3       62,680       1.40         1.43      (0.33)       70
       --          --       21.13       22.9       37,411       1.40         1.47      (0.27)       74
    (2.25)         --       17.20       (3.0)      24,655       1.44         1.53      (0.01)       86
    (1.19)         --       19.80        3.3       16,471       1.50         1.59       0.23        98

FINANCIAL HIGHLIGHTS

                                 Income (Loss) from
                               Investment Operations              Less Distributions
                        -----------------------------------  ---------------------------
            Net asset               Net realized    Total      Dividends    Distributions
             value,        Net     and unrealized    from         from        from net
            beginning   investment gain (loss) on investment net investment   realized
          of the period   income    investments   operations     income     capital gains
-----------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2005    $ 8.49       $0.05(c)     $ 0.69       $ 0.74       $(0.03)       $   --
9/30/2004      7.66        0.05(c)       0.97         1.02        (0.19)           --
9/30/2003      6.78        0.06(c)       0.85         0.91        (0.03)           --
9/30/2002      7.67        0.06(c)      (0.81)       (0.75)       (0.14)           --
9/30/2001     11.16        0.12(c)      (1.60)       (1.48)       (0.09)        (1.92)

VALUE FUND

INSTITUTIONAL CLASS
9/30/2005    $15.95       $0.20(c)     $ 2.83       $ 3.03       $(0.26)       $   --
9/30/2004     13.52        0.21(c)       2.39         2.60        (0.17)           --
9/30/2003     11.17        0.15(c)       2.29         2.44        (0.09)           --
9/30/2002     13.90        0.13(c)      (2.42)       (2.29)       (0.16)        (0.28)
9/30/2001     15.12        0.14(c)      (1.19)       (1.05)       (0.17)           --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                               Ratios to Average Net Assets
                                                            -----------------------------------
                         Net asset              Net assets,
                           value,               end of the                              Net     Portfolio
    Total     Redemption end of the    Total      period         Net        Gross    investment turnover
distributions    fee       period   return %(a)    (000)    expenses %(b) expenses %  income %   rate %
---------------------------------------------------------------------------------------------------------

   $(0.03)       $--       $ 9.20        8.7      $ 9,230       0.65         2.02       0.59        38
    (0.19)        --         8.49       13.4        5,202       0.65         3.39       0.59        27
    (0.03)        --         7.66       13.5        2,490       0.65         1.82       0.81       200
    (0.14)        --         6.78      (10.1)      17,426       0.65         1.14       0.72       188
    (2.01)        --         7.67      (15.9)      19,211       0.65         1.05       1.29       300


   $(0.26)       $--       $18.72       19.2      $37,255       0.85         0.92       1.13        34
    (0.17)        --        15.95       19.4       33,563       0.85         0.93       1.38        47
    (0.09)        --        13.52       22.0       37,959       0.85         0.92       1.23        56
    (0.44)        --        11.17      (17.2)      33,025       0.85         0.90       0.90        66
    (0.17)        --        13.90       (7.1)      39,549       0.85         0.96       0.87        90

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL AND SEMIANNUAL REPORTS - Provide additional information about the Funds' investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds' annual or semiannual report or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial adviser or contact Loomis Sayles at 1-800-633-3330. The Funds' annual and semiannual reports and SAI are available on the Funds' website at www.loomissayles.com.

Information about the Funds, including their reports and SAIs, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may also be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 1-800-225-5478.
[LOGO]


    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I                                             M-LSEF51-0206
File No. 811-08282
Loomis Sayles Funds II
File No. 811-06241

                                    [GRAPHIC]


                                    [GRAPHIC]




                              LOOMIS SAYLES INVESTMENT GRADE BOND FUND--Class J

[LOGO] LOOMIS SAYLES FUNDS II

                                                  PROSPECTUS . FEBRUARY 1, 2006

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
  Loomis Sayles Investment Grade Bond Fund                  1

FEES AND EXPENSES OF THE FUND                               5

SUMMARY OF PRINCIPAL RISKS                                  6

MANAGEMENT
  Investment Adviser                                       11
  Portfolio Managers                                       11
  Service and Distribution Plan                            11
  Sales Charge                                             12

GENERAL INFORMATION
  How Fund Shares are Priced                               13
  How to Purchase Shares                                   14
  How to Redeem Shares                                     16
  Restrictions On Buying, Selling and Exchanging Shares    16
  Dividends and Distributions                              18
  Tax Consequences                                         18

FINANCIAL HIGHLIGHTS                                       20

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity.

The Fund will not invest in equity securities of any kind or make any equity investment.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other non-U.S. issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The Fund may engage in non-U.S. currency hedging transactions, swap transactions, and securities lending. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.ixisadvisorfunds.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

PRINCIPAL RISKS The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
..  non-U.S. risk - the risk that the value of the Fund's non-U.S. investments will fall as a result of non-U.S. political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. mortgage-related securities risk - the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.

For additional information see the section "Summary of Principal Risks".

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BAR CHART The bar chart below shows the Fund's total returns for Class J shares for each calendar year since its first full year of operations.+ The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                                  TOTAL RETURN

1997    1998   1999   2000    2001   2002   2003    2004   2005
-----   ----   ----   -----   ----   ----   -----   ----   ----
13.66%  2.51%  3.17%  10.21%  5.29%  9.91%  18.73%  9.14%  1.57%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.04% (Second quarter 2003), and the Fund's worst quarter was down 4.00% (Second quarter 2004).

+ The returns show for the period prior to inception of Class J shares (May 24, 1999) reflect the results of the Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class J shares.

PERFORMANCE TABLE The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and since-inception periods compare to those of the Lehman Brothers U.S. Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect expenses and maximum sales charge of the Fund's Class J shares. Class J total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sale of Fund shares. The Lehman Brothers U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2005

----------------------------------------------------------------------------------------------
                                                                                      Since
                                                                                       Fund
                                                                                    Inception
                                                                     1 Year 5 Years (12/31/96)
----------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND CLASS J
RETURN BEFORE TAXES1                                                 -1.99%  8.00%    7.68%
RETURN AFTER TAXES
   Return After Taxes on Distributions/2/                            -4.25%  5.67%    5.11%
   Return After Taxes on Distributions and Sale of Fund Shares/2/    -0.94%  5.53%    5.03%
LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX3                         2.37%  6.11%    6.54%

1 The returns shown for the period prior to inception of Class J shares (May 24, 1999) reflect the results of the Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class J shares.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
3 The returns of the index do not reflect a deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                     MAXIMUM SALES CHARGE
                                        (LOAD) IMPOSED
                                         ON PURCHASES
                                     (AS A PERCENTAGE OF
CLASS OF FUND SHARES                   OFFERING PRICE)
---------------------------------------------------------
INVESTMENT GRADE BOND FUND - CLASS J        3.50%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, AS A PERCENTAGE OF DAILY NET
ASSETS)


                                                               TOTAL
                                                              ANNUAL      FEE
                                     DISTRIBUTION              FUND     WAIVER/
                          MANAGEMENT   (12B-1)      OTHER    OPERATING REIMBURSE-   NET
FUND                         FEES        FEES     EXPENSES * EXPENSES    MENT**   EXPENSES
------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT
GRADE BOND FUND - CLASS J   0.40%       0.75%       0.18%      1.33%     0.03%     1.30%
------------------------------------------------------------------------------------------

 *  Other expenses have been restated to reflect current fees and expenses.
 ** Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.30% of the Fund's average daily net assets for Class J shares. This undertaking is in effect through January 31, 2007 and is reevaluated on an annual basis. Without this undertaking expenses would have been higher.

EXAMPLE*

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND                                               1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
--------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND - CLASS J  $478     $754    $1,051   $1,893
--------------------------------------------------------------------------------------

 * The Example is based on the Net Expenses for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining periods.

SUMMARY OF PRINCIPAL RISKS

This section provides more information on the principal risks that may affect the Fund's portfolio. In seeking to achieve their investment goals, the Fund may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Fund's Statement of Additional Information ("SAI"), which is available without charge upon request (see back cover).

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Funds that may invest in lower-rated fixed-income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher-quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) which may be subject to greater credit risk because of these investments.

Funds that may invest in non-U.S. securities are subject to increased credit risk because of the difficulties of requiring non-U.S. entities to honor their contractual commitments and because a number of non-U.S. governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, non-U.S. currency are subject to currency risk.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index.

Examples of derivatives include options, futures and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes. If the Fund uses derivatives, it also faces additional risks, such as the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices.

NON-U.S. RISK

This is the risk associated with investments in issuers located in non-U.S. countries. The Fund's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and a small number of securities. In addition, non-U.S. companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a non-U.S. country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire non-U.S. investment.

Funds that invest in emerging markets may face greater non-U.S. risk since emerging markets countries may be more likely to experience political and economic instability.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities, and other income-producing securities. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

Even Funds that generally invest a significant portion of their assets in high-quality fixed-income securities are subject to interest rate risk. Interest rate risk also is greater for Funds that generally invest in fixed-income securities with longer maturities or durations than for Funds that invest in fixed-income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly than the value of other types of securities. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed-income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed-income securities paying non-cash interest in the form of other fixed-income securities, because the prices of those types of securities tend to react more to changes in interest rates.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

MARKET RISK

This is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities are subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different form those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

STRUCTURED NOTES

The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund's exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("IXIS Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust-Money Market Series, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each
Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because Loomis Sayles, IXIS Advisors and Reich & Tang are each subsidiaries of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), the Fund and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

MANAGEMENT

INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Fund. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the country's oldest investment firms with over $74.5 billion in assets under management as of December 31, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles is responsible for making investment decisions for the Fund and for providing general business management and administration to the Fund.

The aggregate advisory fee (after waiver) paid by the Fund during the fiscal year ended September 30, 2005 as a percentage of the Fund's average daily net assets was 0.32%.

A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is available in the Fund's annual report for the fiscal year ended September 30, 2005.

PORTFOLIO MANAGERS

The following persons have primary responsibility for the day-to-day management of the Fund's portfolio since the date stated below. Each portfolio manager has been employed by Loomis Sayles for at least five years.

Daniel J. Fuss has served as portfolio manager or co-portfolio manager of the Fund since its inception in December 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. He received a B.S. and an M.B.A. from Marquette University. Mr. Fuss holds the designation of Chartered Financial Analyst and has over 47 years of investment experience.

Steven Kaseta has served as co-portfolio manager of the Fund since February 2002. Mr. Kaseta, Vice President began his investment career in 1982 and, joined Loomis Sayles in 1994. He received an A.B. from Harvard University and an M.B.A. from Wharton School at the University of Pennsylvania. Mr. Kaseta holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Please see the SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

SERVICE AND DISTRIBUTION PLAN

The Fund has adopted a service and distribution plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay the distributor a monthly service fee of

0.25% of the Fund's average daily net assets attributable to Class J shares and a monthly distribution fee of 0.50% of the Fund's average daily assets attributable to Class J shares. The Loomis Sayles Distributors, L.P. (the "Distributor") may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to you or maintaining shareholder accounts. The Distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares as distribution fees in connection with the sale of the Fund's shares. The Distributor retains the balance of these fees as compensation for its services as Distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE

As described below, a sales charge will apply each time you purchase shares of the Fund. This sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

The price you pay will be the per share net asset value ("NAV") next calculated after a proper investment order is received by the Fund's transfer or other agent or subagent plus the sales charge (the public offering price). Further information regarding the sales charge is presented below.


     SALES CHARGE AS A               SALES CHARGE AS A
PERCENTAGE OF OFFERING PRICE PERCENTAGE OF NET AMOUNT INVESTED
--------------------------------------------------------------
           3.50%                           3.63%
--------------------------------------------------------------

The sales charge is allocated between your broker-dealer and the distributor. The amount reallowed to broker-dealers is 3.00% of the public offering price. The Fund receives the NAV of the shares purchased.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in non-U.S. securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
..  SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) --
   amortized cost (which approximates market value).
..  SECURITIES TRADED ON NON-U.S. EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.
..  OPTIONS -- last sale price, or if not available, last offering price.
.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on non-U.S. exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or non-U.S. markets).

HOW TO PURCHASE SHARES

You can buy shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (1-800-633-3330).

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company or your broker-dealer generally must receive your properly completed order before the close of regular trading on the Exchange for your shares to be bought or sold at the Fund's NAV on that day.

.. BY CHECK All purchases made by check through a broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company. When you make an investment by check through your broker-dealer, you will not be permitted to redeem that investment until the check has cleared or the shares have been in your account for 15 days.

.. BY WIRE Your broker-dealer also may wire your initial and subsequent investments to the Fund by using the following wire instructions. Your broker-dealer may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       Layfayette Corporate Center, 5/th/ Floor
       2 Avenue de Lafayette
       Boston, MA 02111
       ABA No. 011000028
       DDA 4133-408-7
       Attn: Custody and Shareholder Services
       Investment Grade Bond Fund - Class J

The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason that the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the Exchange is open for business.

The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the Distributor promptly. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

HOW TO REDEEM SHARES

You can redeem shares of the Fund through your broker-dealer any day the Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind.

To redeem shares, send a signed letter of instruction to your broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed. Your broker-dealer will send your redemption request to State Street Bank and Trust Company.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, your broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as non-U.S. securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Fund's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of the Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of the Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:

..  Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a non-U.S. shareholder (including a nonresident alien individual who does not have a "substantial presence" in the United States under the Internal Revenue Code, a non-U.S. estate, a non-U.S. trust, a non-U.S. corporation, and a non-U.S. partnership). Information regarding the taxation of U.S. shareholders is contained in the Statement of Additional Information.

TAXATION OF DISTRIBUTIONS FROM THE FUND. Distributions of investment income (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to you. If you are resident in a country that has an income tax treaty with the United States, you may be eligible for a reduced withholding rate (upon filing of appropriate forms), and you are urged to consult your tax adviser regarding the applicability and effect of such a treaty. For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of U.S. federal income tax at a reduced rate of 10% under the U.S.-Japan tax treaty that recently entered into force.

Properly designated distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses ("Capital Gain Dividends") and any gain realized by you upon the sale, exchange, or redemption of Fund shares will ordinarily not be subject to withholding U.S. income tax. Effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains
in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Fund intends to make such designations.

BACKUP WITHHOLDING. Redemption proceeds and distributions of investment income and of net capital gain may be subject to backup withholding at a rate of up to 28% if certain conditions are not met, including if you fail to certify as to your status as a non-U.S. person. After December 31, 2010, the backup withholding rate will be 31%. In addition, if your income from the Fund is "effectively connected" with a U.S. trade or business, you will be subject in general to U.S. federal income tax on the income derived from the Fund in the same manner as a U.S. shareholder, and if you are a non-U.S. corporation, such income may also be subject to a branch profits tax.

SALE OR EXCHANGE OF FUND SHARES. Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Shareholder transactions in the Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or shares held for one year or less generally are taxed at ordinary income rates. Since the Fund invests exclusively in fixed income securities, distributions from the Fund will not be eligible to be treated as qualified dividend income.

TAXATION OF CERTAIN INVESTMENTS. The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes, which would decrease the Fund's yield on those securities. In addition, the Fund's investment in non-U.S. securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

You should consult your tax advisor for more information on your own tax situation, including possible non-U.S., state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years (or since-inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual reports to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                                Income (Loss) from
                              Investment Operations:            Less Distributions:
                       ------------------------------------ ---------------------------
             Net asset
              value,               Net realized    Total      Dividends    Distributions
             beginning    Net     and unrealized    from         from        from net
              of the   investment gain (loss) on investment net investment   realized
              period   income(d)   investments   operations     income     capital gains
----------------------------------------------------------------------------------------
CLASS J
9/30/2005     $11.83     $0.46        $0.27        $0.73        $(0.70)       $(0.17)
9/30/2004      11.53      0.48         0.44         0.92         (0.55)        (0.07)
9/30/2003      10.22      0.52         1.47         1.99         (0.54)        (0.14)
9/30/2002(f)   10.09      0.54         0.09         0.63         (0.48)        (0.02)
9/30/2001       9.91      0.57         0.19         0.76         (0.58)           --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized basis for periods less than one year. (d) Per share net investment income has been calculated using the average shares outstanding during the period. (e) A sales charge for Class J is not reflected in total return calculations. (f) As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class J decreased from 5.35% to 5.33%, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. (g) A sales charge for Class J shares is not reflected in total return calculations.


                                                   Ratios to Average Net Assets:
                                               ------------------------------------
              Net asset
               value,              Net assets,
               end of              end of the                                Net     Portfolio
    Total        the      Total      period         Net          Gross    investment turnover
distributions  period   return(a)     (000)    expenses(b)(c) expenses(c) income(c)    rate
----------------------------------------------------------------------------------------------
   $(0.87)     $11.69      6.4%(e)  $314,418        1.30%        1.35%       3.89%      28%
    (0.62)      11.83      8.3(e)    342,871        1.30         1.33        4.15       29
    (0.68)      11.53     20.0(e)    335,666        1.30         1.36        4.79       34
    (0.50)      10.22      6.4(e)    211,105        1.30         1.55        5.33       39
    (0.58)      10.09      7.9(e)     91,569        1.30         1.71        5.65       15

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual and Semiannual Reports - Provide additional information about the Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) - Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Fund's annual or semiannual report or its SAI, to request other information about the Fund and to make shareholder inquiries generally, contact your financial adviser or Loomis Sayles at 1-800-633-3330. The Fund does not make its SAI, annual report and semiannual report available through a website due to the limited eligibility for purchasing Fund shares.

Information about the Fund including its reports and SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may also be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors"), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. ("NASD"). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by visiting its Web site at www.NASD.com.

Loomis Sayles Distributors distributes Class J shares of the Fund. If you have a complaint concerning Loomis Sayles Distributors or any of its representatives or associated persons, please direct it to Loomis Sayles Distributors, L.P.,
Attn: Director of Compliance, One Financial Center, Boston, MA 02111 or call us at 1-800-633-3330.

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds II
File No. 811-06241

[LOGO] Loomis Sayles

[LOGO]

STATEMENT OF ADDITIONAL INFORMATION -- PART I

February 1, 2006

LOOMIS SAYLES CORE PLUS BOND FUND
LOOMIS SAYLES HIGH INCOME FUND
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
LOOMIS SAYLES MUNICIPAL INCOME FUND
LOOMIS SAYLES STRATEGIC INCOME FUND

This Statement of Additional Information contains specific information which may be useful to investors but which is not included in the Prospectuses of the IXIS Advisor Funds listed above (the "Funds" and each a "Fund"). Certain information about the Funds and other IXIS Advisor Funds is included in Part II of this Statement of Additional Information (together with this document the "Statement"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the IXIS Advisor Income and Tax Free Income Funds Class A, B and C Prospectus or the IXIS Advisor Income Funds Class Y Prospectus, each dated February 1, 2006, as from time to time revised or supplemented (the "Prospectus" or "Prospectuses"). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling IXIS Advisor Funds at 1-800-225-5478 or by visiting the Funds' website at www.ixisadvisorfunds.com.

The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into Part I of this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 1-800-225-5478 or by visiting the Funds' website at www.ixisadvisorfunds.com.

                               Table of Contents

                                                                           PAGE
                                                                           ----
PART I
INVESTMENT RESTRICTIONS...................................................  ii
FUND CHARGES AND EXPENSES.................................................  xi
OWNERSHIP OF FUND SHARES.................................................. xix

PART II
THE TRUSTS................................................................   3
INVESTMENT STRATEGIES AND RISKS...........................................   4
   Investment Restrictions................................................   4
   Investment Strategies..................................................   6
TEMPORARY DEFENSIVE POSITIONS.............................................  26
PORTFOLIO TURNOVER........................................................  26
PORTFOLIO HOLDINGS INFORMATION............................................  27
MANAGEMENT OF THE TRUSTS..................................................  28
INVESTMENT ADVISORY AND OTHER SERVICES....................................  37
PORTFOLIO MANAGEMENT INFORMATION..........................................  48
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  52
DESCRIPTION OF THE TRUSTS.................................................  55
   Voting Rights..........................................................  55
   Shareholder and Trustee Liability......................................  56
HOW TO BUY SHARES.........................................................  57
REDEMPTIONS...............................................................  57
SHAREHOLDER SERVICES......................................................  61
NET ASSET VALUE...........................................................  66
REDUCED SALES CHARGES.....................................................  67
TAXES.....................................................................  69
PERFORMANCE INFORMATION...................................................  74
FINANCIAL STATEMENTS......................................................  75
APPENDIX A................................................................ A-1

                            INVESTMENT RESTRICTIONS

   The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")). The other restrictions set forth below are not fundamental policies and may be changed by the relevant Trust's Board of Trustees. Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund") will not:

*(1) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(3) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(4) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities and engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

 (9)  Write, purchase or sell options or warrants, except that the Fund may
      (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering, other securities, and (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts.

*(10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

+(11) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

 (12) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in bond investments. The term "bond investments" includes debt securities of any maturity. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC").

 (13) Invest less than 80% of its assets in investment-grade securities (those rated BBB or higher by Standard and Poor's Rating Group ("S&P")or Fitch Investor Services, Inc. ("Fitch"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis, Sayles & Company, L.P. ("Loomis Sayles").

 (14) Invest more than 20% of its assets, at the time of purchase, in bonds rated below BBB by S&P or Fitch and below Baa by Moody's (also known as "junk bonds") or, if unrated, of comparable quality as determined by Loomis Sayles.

   The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

   In restriction (12), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles High Income Fund (the "High Income Fund") will not:

*(1) Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company.

*(2) Purchase securities on "margin," except for short-term credits as needed to clear securities purchases.

*(3) Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities.

*(4) Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC.

*(5) Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indices and (b) write, purchase or sell put or call options on securities, on securities indices or on futures contracts of the type referred to in clause (a) of this restriction.

*(6) Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans.

*(7)  Make short sales of securities or maintain a short position.

*(8) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein.

*(9) Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs.

*(10) Underwrite the securities of other issuers.

*(11) Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities.

*(12) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

*(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 33 1/3% of its total assets.

*(14) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (13) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Loomis Sayles Funds II's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

+(15) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

   The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(15) above.

Loomis Sayles Investment Grade Bond Fund (the "Investment Grade Bond Fund") will not:

(1)   Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor
      (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

 (5) With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

 (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

 (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and
      (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9) Borrow in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value) whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

 (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

 (13) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(14) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

 (15) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investment grade fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

 (16) Invest in equity stocks or make any other equity investments.

   The Fund intends, based on the views of the Securities and Exchange Commission to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

   In restriction (15), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

   In connection with the offering of its shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund's net assets in securities that are not traded on a recognized exchange; (2) portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Trust, Loomis Sayles acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his/her own account whether in his/her own or other name (as well as a nominee's name), 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's Prospectus and Statement of Additional Information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation); and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

   If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund") will not:

*(1) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(2) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(3) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities and engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(4) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

 (9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

 (11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

   Although the Fund may from time to time make short sales, issue senior securities, borrow money or pledge its assets to the extent permitted by the investment restrictions set forth above, the Fund has no current intention of engaging in such investment techniques.

   The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(10) above.

   In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund") will not:

*(1) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(3) Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(4) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(5) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

 (7) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets.

*(8) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(9) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

 (10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments the income of which is exempt from federal and Massachusetts state income tax.

 (12) Invest less than 90% of its net assets in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax) and Massachusetts personal income tax.

 (13) Invest more than 20% of its assets in securities on which the interest is subject to the alternative minimum tax for individuals.

   In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

   The Fund may invest more than 25% of the value of its total assets in private activity bonds, the interest from which is exempt from both federal and state personal income taxes, but not more than 25% in bonds backed by non-governmental users in any one industry. However, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a non-fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than Tax Exempt Securities (as described under "Miscellaneous Investment Strategies and Related Risks" in Part II of this Statement), will normally not exceed 10% of the total amount of the Fund's income distributions.

   The Fund will not purchase an investment if, immediately after and as a result of such purchase, less than 85% of the Fund's assets would consist of securities rated AAA, AA, A or BBB by Standard & Poor's or Fitch, or Aaa, Aa, A, or Baa by Moody's or are non-rated but are considered to be of comparable quality by Loomis Sayles.

Loomis Sayles Municipal Income Fund (the "Municipal Income Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

 (3) Invest more than 25% of its total assets (taken at current value) in private activity bonds that are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry. (In the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(4) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(5) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities and engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

 (10) Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with regard to futures contracts.

*(11) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

+(12) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

*(13) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax).

 (14) Invest more than 20% of the Fund's net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals.

   The Fund may invest more than 25% of its assets in private activity bonds, subject to limitation (3) above.

   In restriction (13), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles Strategic Income Fund (the "Strategic Income Fund") will not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry).

 (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

 (3) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well).

*(4) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

 (5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets).

*(6) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities.

*(7) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing).

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

 (9) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser of the Fund or accounts under any such investment adviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

 (10) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indices, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

+(11) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain
      Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

*(12) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

   The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

                           FUND CHARGES AND EXPENSES

Advisory Fees

   Pursuant to separate advisory agreements, Loomis Sayles has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund except the Core Plus Bond Fund and Massachusetts Tax Free Income Fund.

   For the services described in the advisory agreements, each Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table:

                                            Advisory Fee Payable by Fund to
                                            Loomis Sayles
                                            (as a % of average daily net
Fund                 Date of Agreement      assets of the Fund)
----                 ---------------------- ----------------------------------
Core Plus Bond Fund  September 1, 2003      0.2500% of the first $100 million
                                            0.1875% of amounts in excess of
                                            $100 million

High Income Fund     September 12, 2003     0.600%
                     amended July 1, 2004

Investment Grade     October 30, 2000       0.400%
Bond Fund

Limited Term         September 12, 2003     0.500%
Government and       amended March 21,
Agency Fund          2005*

Massachusetts Tax    September 1, 2003      0.300% of the first $100 million
Free Income Fund                            0.250% of amounts in excess of
                                            $100 million

Municipal Income     September 12, 2003     0.500% of the first $100 million
Fund                                        0.375% of amounts in excess of
                                            $100 million

Strategic Income     September 12, 2003     0.650% of the first $200 million
Fund                 amended July 1, 2005** 0.600% of the next $1.8 billion
                                            0.550% of amounts in excess of $2
                                            billion

* Prior to March 21, 2005, the advisory fee was 0.57% of the first $200 million of average daily net assets of the Fund, 0.545% of the next $300 million of average daily net assets of the Fund and 0.520% of such assets in excess of $500 million.

** Prior to July 1, 2005, the advisory fee was 0.65% of the first $200 million of average daily net assets of the Fund and 0.60% of such assets in excess of $200 million.

   For the fiscal years 2005 and 2004, the following table shows the total advisory fees paid by the Funds to Loomis Sayles, the Funds' current adviser. For the fiscal year 2003, the following table shows the total advisory fees (including subadvisory fees) paid to IXIS Asset Management Advisors, L.P. ("IXIS Advisors", formerly named CDC IXIS Asset Management Advisers, L.P.), the former adviser to all Funds except Investment Grade Bond Fund, and Loomis Sayles, the former subadviser to all Funds except Investment Grade Bond Fund:

                                                   Advisory Fees/1,2/
                                            --------------------------------
Core Plus Bond Fund
                                            1/01/03 -  10/01/03 - 10/01/04 -
                                             9/30/03    9/30/04    9/30/05
                                            ---------- ---------- ----------
Total Advisory Fee......................... $  941,859 $  630,219 $  569,296
IXIS Advisors
   Total Paid.............................. $  443,986         --         --
Loomis Sayles
   Total Paid.............................. $  497,873 $  630,219 $  569,296

High Income Fund
                                            1/01/03 -  10/01/03 - 10/01/04 -
                                             9/30/03    9/30/04    9/30/05
                                            ---------- ---------- ----------
Total Advisory Fee......................... $  260,331 $  330,146 $  260,872
IXIS Advisors
   Total Paid.............................. $  115,794         --         --
Loomis Sayles
   Total Paid.............................. $  144,537 $  330,146 $  260,872

Investment Grade Bond Fund
                                            10/01/03 - 10/01/03 - 10/01/04 -
                                             9/30/03    9/30/04    9/30/05
                                            ---------- ---------- ----------
Total Advisory Fee......................... $1,092,528 $1,506,744 $1,551,924
Loomis Sayles
   Fee Earned.............................. $1,092,528 $1,506,744 $1,551,924
   Amount Waived........................... $    6,771 $   43,823 $  323,993
   Total Paid.............................. $1,085,757 $1,462,921 $1,227,931

Limited Term Government and Agency Fund
                                            1/01/03 -  10/01/03 - 10/01/04 -
                                             9/30/03    9/30/04    9/30/05
                                            ---------- ---------- ----------
Total Advisory Fee......................... $  628,035 $  773,694 $  785,427
IXIS Advisors
   Total Paid.............................. $  279,606         --         --
Loomis Sayles..............................
   Total Paid.............................. $  348,429 $  773,694 $  785,427

Massachusetts Tax Free Income Fund
                                            1/01/03 -  10/01/03 - 10/01/04 -
                                             9/30/03    9/30/04    9/30/05
                                            ---------- ---------- ----------
Total Advisory Fee......................... $  402,028 $  265,074 $  247,582
IXIS Advisors..............................
   Fee Earned.............................. $  189,740         --         --
   Amount Waived...........................         --         --         --
   Total Paid.............................. $  189,740         --         --
Loomis Sayles
   Fee Earned.............................. $  212,288 $  265,074 $  247,582
   Amount Waived...........................         --         --         --
   Total Paid.............................. $  212,288 $  265,074 $  247,582

Municipal Income Fund
                                            1/01/03-   10/10/03 - 10/01/04 -
                                            9/30/03/2/  9/30/04    9/30/05
                                            ---------- ---------- ----------
Total Advisory Fee......................... $  488,937 $  606,254 $  558,306
IXIS Advisors
   Total Paid.............................. $  218,301         --         --
Loomis Sayles
   Total Paid.............................. $  270,636 $  606,254 $  558,306

Strategic Income Fund
                                            1/01/03 -  10/01/03 - 10/01/04 -
                                             9/30/03    9/30/04    9/30/05
                                            ---------- ---------- ----------
Total Advisory Fee......................... $1,282,724 $3,264,555 $7,659,002
IXIS Advisors
   Total Paid.............................. $  526,736         --         --
Loomis Sayles
   Total Paid.............................. $  755,988 $3,264,555 $7,659,002

1 This table does not reflect any fees paid under the Advisory Administration agreements described later in this Statement.

2 On September 12, 2003, the High Income Fund, Limited Term Government and Agency Fund and Municipal Income Fund, formerly series of IXIS Advisor Funds Trust II, and the Strategic Income Fund, formerly a series of IXIS Advisor Funds Trust I, were reorganized as series of Loomis Sayles Funds II (these funds, as series of the former trusts, are referred to in this paragraph as Predecessor Funds and, as series of Loomis Sayles Funds II, are referred to in this paragraph as Successor Funds). As a result, each Successor Fund assumed the financial and accounting information of its respective Predecessor Fund. The table therefore includes fees under previous investment advisory and subadvisory arrangements applicable to the Predecessor Funds. The advisory fees reported for part of the fiscal year 2003 reflect these arrangements. In addition, effective September 1, 2003, the investment advisory agreements among the Core Plus Bond Fund and Massachusetts Tax Free Income Fund, on the one hand, and IXIS Advisors, on the other hand, were amended to replace IXIS Advisors with Loomis Sayles as investment adviser to the Funds. Prior to September 1, 2003, Loomis Sayles managed the assets of these Funds as subadviser under separate investment subadvisory agreements that terminated on September 1, 2003. IXIS Advisors continues to provide certain administrative and oversight services to the Core Plus Bond Fund and Massachusetts Tax Free Income Fund under a separate Advisory Administration Agreement.

   Loomis Sayles and IXIS Advisors (in the case of the Core Plus Bond Fund and Massachusetts Tax Free Income Fund) have given a binding undertaking (for all classes of the Funds in the table below) to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Funds in order to limit their expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to the annual rates indicated below. The undertaking is binding on Loomis Sayles and IXIS Advisors (in the case of the Core Plus Bond Fund and Massachusetts Tax Free Income Fund) for a period of one-year from the date shown, and is reevaluated on an annual basis.

Fund                                          Expense Limit Date of Undertaking
----                                          ------------- -------------------
Core Plus Bond Fund                                          February 1, 2006
   Class A...................................     1.05%
   Class B...................................     1.80%
   Class C...................................     1.80%
   Class Y...................................     0.80%
High Income Fund                                             February 1, 2006
   Class A...................................     1.25%
   Class B...................................     2.00%
   Class C...................................     2.00%
Investment Grade Bond Fund                                   February 1, 2006
   Class A...................................     0.95%
   Class B...................................     1.70%
   Class C...................................     1.70%
   Class Y...................................     0.55%
Limited Term Government and Agency Fund                      February 1, 2006
   Class A...................................     1.00%
   Class B...................................     1.75%
   Class C...................................     1.75%
   Class Y...................................     0.75%
Massachusetts Tax Free Income Fund                           February 1, 2006
   Class A...................................     0.95%
   Class B...................................     1.70%
Municipal Income Fund                                        February 1, 2006
   Class A...................................     0.95%
   Class B...................................     1.70%
Strategic Income Fund                                        February 1, 2006
   Class A...................................     1.25%
   Class B...................................     2.00%
   Class C...................................     2.00%
   Class Y...................................     1.00%

Advisory Administration Agreement

   Pursuant to separate advisory administration agreements, Core Plus Bond Fund and Massachusetts Tax Free Income Fund have retained IXIS Advisors to provide certain administrative and oversight services to these Funds. For the services described in the advisory administration agreements, IXIS Advisors receives fees at the annual rates set forth in the following table:

                                            Advisory Administration Fee
                                            Payable by Fund to IXIS Advisors
                                            (as a % of average daily net
Fund                      Date of Agreement assets of the Fund)
----                      ----------------- ----------------------------------

Core Plus Bond Fund       September 1, 2003 0.2500% of the first $100 million
                                            0.1875% of amounts in excess of
                                            $100 million

Massachusetts Tax Free    September 1, 2003 0.300% of the first $100 million
Income Fund                                 0.250% of amounts in excess of
                                            $100 million

   For the period September 1, 2003 to September 30, 2003 and for the fiscal years ended September 30, 2004 and September 30, 2005, the following table shows the advisory administration fees paid by Core Plus Bond Fund and Massachusetts Tax Free Income Fund to IXIS Advisors:

                                                9/01/03 - 10/01/03 - 10/01/04 -
Fund                                             9/30/03   9/30/04    9/30/05
----                                            --------- ---------- ----------
Core Plus Bond Fund............................  $53,887   $630,219   $569,296
Massachusetts Tax Free Income Fund.............  $22,549   $265,074   $247,581

Brokerage Commissions

   In fiscal year 2003, High Income Fund, Investment Grade Bond Fund and Strategic Income Fund paid $250, $8,655 and $34,884, respectively, in brokerage commissions. In fiscal year 2004 High Income Fund, Investment Grade Bond Fund, and Strategic Income Fund paid $611, $5, and $33,464, respectively. In fiscal year 2005 High Income Fund, Investment Grade Bond Fund, and Strategic Income Fund paid $680, $0, and $93,462, respectively.

   For a description of how transactions in portfolio securities are effected and how the Funds' adviser selects brokers, see the section entitled "Portfolio Transactions and Brokerage" in Part II of this Statement.

Regular Broker-Dealers

   The table below contains the aggregate value of securities of each Fund's regular broker-dealers+ (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ending September 30, 2005.

                                                         Aggregate Value of
                                                     Securities of each Regular
                                                      Broker or Dealer (or its
Fund                     Regular Broker-Dealer          Parent) held by Fund
----                     ---------------------       --------------------------
Core Plus Bond Fund      Citigroup, Inc.                     $1,269,585
                         JP Morgan Chase and Co.             $  743,534
                         Lehman Brothers, Inc.               $3,776,509
                         Morgan Stanley Company Inc.         $2,373,966

+ "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year;
    (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

Sales Charges and 12b-1 Fees

   As explained in Part II of this Statement, the Class A, Class B and Class C shares (except in the case of the Massachusetts Tax Free Income Fund and the Municipal Income Fund, which do not offer Class C Shares) of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts of Rule 12b-1 fees paid by the Funds (including their Predecessor Funds) under the Plans during the past three fiscal years. All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor. Compensation payable under the Plans may be paid regardless of the Distributor's expenses. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets.

                                              1/1/03 -   10/1/03 -   10/1/04-
Fund                                           9/30/03    9/30/04    9/30/05
----                                          ---------- ---------- ----------
Core Plus Bond Fund
   Class A................................... $  263,615 $  312,845 $  279,297
   Class B................................... $1,147,439 $1,547,638 $  355,105*
   Class C................................... $   62,083 $   68,011 $   62,026
High Income Fund
   Class A................................... $   44,308 $   62,823 $   61,987
   Class B................................... $  174,650 $  208,830 $   38,848*
   Class C................................... $   20,020 $   27,615 $   31,446
Limited Term Government and Agency Fund
   Class A................................... $  301,134 $  361,411 $  318,965
   Class B................................... $  119,150 $  116,983 $   32,763*
   Class C................................... $   65,626 $   76,233 $   62,191
Massachusetts Tax Free Income Fund
   Class A................................... $  230,730 $  271,068 $  196,494
   Class B................................... $   48,402 $   51,109 $    9,824
Municipal Income Fund
   Class A................................... $  242,276 $  295,653 $  268,285
   Class B................................... $   85,415 $  100,731 $   20,586
Strategic Income Fund
   Class A................................... $  212,541 $  590,762 $1,531,878
   Class B................................... $  825,818 $1,251,818 $  341,654
   Class C................................... $  325,425 $1,593,979 $4,824,725

                                              10/1/02 -  10/1/03 -   10/1/04-
Fund                                           9/30/03    9/30/04    9/30/05
----                                          ---------- ---------- ----------
Investment Grade Bond Fund
   Class A................................... $      743 $   14,567 $   59,185
   Class B................................... $       20 $   10,253 $   27,503
   Class C................................... $        1 $   44,550 $  168,309

* In 2005, the fees paid to the Distributor reflect an adjustment in the accounting method used to determine income.

   During the fiscal year ended September 30, 2005, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):

Core Plus Bond Fund
(Class A shares)
Compensation to Investment Dealers............................... $264,194
Compensation to Distributor's Sales Personnel and Other Related
  Costs.......................................................... $134,356
                                                                  --------
   TOTAL......................................................... $398,550

(Class B shares)
Compensation to Investment Dealers............................... $369,557
Compensation to Distributor's Sales Personnel and Other Related
  Costs.......................................................... $374,525
                                                                  --------
   TOTAL......................................................... $744,082

(Class C shares)
Compensation to Investment Dealers................................ $ 64,833
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $ 14,382
                                                                   --------
   TOTAL.......................................................... $ 79,215

High Income Fund
(Class A shares)
Compensation to Investment Dealers................................ $ 52,412
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $ 64.730
                                                                   --------
   TOTAL.......................................................... $117,142

(Class B shares)
Compensation to Investment Dealers................................ $ 37,841
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $  2,179
                                                                   --------
   TOTAL.......................................................... $ 40,020

(Class C shares)
Compensation to Investment Dealers................................ $ 36,426
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $ 17,409
                                                                   --------
   TOTAL.......................................................... $ 53,835
Investment Grade Bond Fund

(Class A shares)
Compensation to Investment Dealers................................ $ 56,395
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $336,037
                                                                   --------
   TOTAL.......................................................... $392,432

(Class B shares)
Compensation to Investment Dealers................................ $  4,189
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $ 12,888
                                                                   --------
   TOTAL.......................................................... $ 17,077

(Class C shares)
Compensation to Investment Dealers................................ $241,437
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $202,568
                                                                   --------
   TOTAL.......................................................... $444,005

Limited Term Government and Agency Fund

(Class A shares)
Compensation to Investment Dealers................................ $311,021
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $ 96,555
                                                                   --------
   TOTAL.......................................................... $407,576

(Class B shares)
Compensation to Investment Dealers................................ $ 31,159
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $  5,071
                                                                   --------
   TOTAL.......................................................... $ 36,230

(Class C shares)
Compensation to Investment Dealers................................ $ 60,505
Compensation to Distributor's Sales Personnel and Other Related
  Costs........................................................... $  6,862
                                                                   --------
   TOTAL.......................................................... $ 67,367

                                     xviii

Massachusetts Tax Free Income Fund

(Class A shares)
Compensation to Investment Dealers.................................. $   180,350
Compensation to Distributor's Sales Personnel and Other Related
  Costs............................................................. $    10,610
                                                                     -----------
   TOTAL............................................................ $   190,960

(Class B shares)
Compensation to Investment Dealers.................................. $     9,441
Compensation to Distributor's Sales Personnel and Other Related
  Costs............................................................. $       389
                                                                     -----------
   TOTAL............................................................ $     9,830

Municipal Income Fund

(Class A shares)
Compensation to Investment Dealers.................................. $   250,013
Compensation to Distributor's Sales Personnel and Other Related
  Costs............................................................. $    19,165
                                                                     -----------
   TOTAL............................................................ $   269,178

(Class B shares)
Compensation to Investment Dealers.................................. $    18,408
Compensation to Distributor's Sales Personnel and Other Related
  Costs............................................................. $     5,367
                                                                     -----------
   TOTAL............................................................ $    23,775

Strategic Income Fund

(Class A shares)
Compensation to Investment Dealers.................................. $ 1,378,667
Compensation to Distributor's Sales Personnel and Other Related
  Costs............................................................. $ 6,821,574
                                                                     -----------
   TOTAL............................................................ $ 8,200,241

(Class B shares)
Compensation to Investment Dealers.................................. $   257,662
Compensation to Distributor's Sales Personnel and Other Related
  Costs............................................................. $   428,784
                                                                     -----------
   TOTAL............................................................ $   686,446

(Class C shares)
Compensation to Investment Dealers.................................. $ 6,792,565
Compensation to Distributor's Sales Personnel and Other Related
  Costs............................................................. $ 5,439,703
                                                                     -----------
   TOTAL............................................................ $12,232,268

                           OWNERSHIP OF FUND SHARES

   As of January 18, 2006, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.*

                                                                     Ownership
  Fund    Shareholder and Address                                    Percentage
  ----    -----------------------                                    ----------
Core Plus Bond Fund/1/

(Class A) MLPF&S For The Sole Benefit...............................    8.48%
          Of It's Customers
          Attn Fund Administration ML#98484
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

                                                                     Ownership
Fund      Shareholder and Address                                    Percentage
----      -----------------------                                    ----------

Core Plus Bond Fund/1/
(Class B) MLPF&S For The Sole Benefit...............................   70.86%
          Of It's Customers
          Attn Fund Administration ML#97CJ0
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FF 32246-6484

(Class C) MLPF&S For The Sole Benefit...............................   29.74%
          Of It's Customers
          Attn Fund Administration ML#97UD1
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

          Citigroup Global Markets Inc..............................    6.73%
          333 West 34th Street - 3rd Floor
          New York, NY 10001-2402

(Class Y) MLPF&S For The Sole Benefit...............................   14.95%
          Of It's Customers
          Attn Fund Administration ML#97PN8
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

          MetLife Insurance Company.................................   45.20%
          Attn Adrienne Lavis
          2 Montgomery St Fl 3
          Jersey City, NJ 07302-3899

          Charles Schwab & Co Inc...................................   36.82%
          Special Custody Account
          For Bnft Cust
          Attn Mutual Funds
          101 Montgomery St
          San Francisco, CA 94104-4122

High Income Fund

(Class A) Deferred Compensation Plan For............................    5.15%
          General Agents of New England Fin
          Met Life Securities Accting
          Attn: Jay Langane
          4100 W Boy Scout Blvd
          Tampa, FL 33607-5740

(Class B) MLPF&S For The Sole Benefit...............................    9.79%
          Of It's Customers
          Attn Fund Administration ML#97CJ3
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

                                                                     Ownership
Fund      Shareholder and Address                                    Percentage
----      -----------------------                                    ----------
High Income Fund

(Class C) MLPF&S For The Sole Benefit...............................    6.93%
          Of It's Customers
          Attn Fund Administration ML#97UA1
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

Investment Grade Bond Fund/2/

(Class A) Merrill Lynch Pierce......................................   10.93%
          Fenner & Smith Inc
          Merrill Lynch Financial Data Svcs
          Attn: Service Team
          4800 Deer Lake Dr East 3rd Flr
          Jacksonville, FL 32246-6484

          UBS Financial Services Inc. Fbo...........................   16.07%
          The Free Methodist Foundation
          Or Its Subsidiary King Trust Meth
          PO Box 580
          Spring Arbor, MI 49283-0580

(Class B) Merrill Lynch Pierce......................................   26.03%
          Fenner & Smith Inc
          Merrill Lynch Financial Data Svcs
          Attn: Service Team
          4800 Deer Lake Dr East 3rd Flr
          Jacksonville, FL 32246-6484

(Class C) Merrill Lynch Pierce......................................   66.95%
          Fenner & Smith Inc
          Merrill Lynch Financial Data Svcs
          Attn: Service Team
          4800 Deer Lake Dr East 3rd Flr
          Jacksonville, FL 32246-6484

(Class Y) Michigan Peer Review Organization.........................    7.54%
          22670 Haggerty Rd Ste 100
          Farmington Hills, MI 48335-2631

          Asbestos Workers Local #84................................   29.35%
          Pension Plan
          Attn Lee Q Barnes Administrator
          36 E Warner Rd
          Akron, OH 44319-1864

          Hospitalers Committee Of Detroit..........................    5.21%
          Commandery No 1 Kt
          Attn Christopher J Fildes
          Acting President
          500 Temple St
          Detroit, MI 48201-2659

                                                                     Ownership
Fund      Shareholder and Address                                    Percentage
----      -----------------------                                    ----------
Investment Grade Bond Fund/2/
(Class Y) State Street Bank & Trust Co Cust.........................    6.49%
          IRA Deborah C Deford
          260 E Hamilton Ln
          Battle Creek, MI 49015-4021

          State Street Bank & Trust Cust............................    6.08%
          IRA (Dcd) Willard S Webber
          FBO Candace Webber Huston
          330 Sienna Court
          Grand Junction, Co 81503-4507

          State Street Bank & Trust Co..............................    7.09%
          C/F The IRA Of
          Stanley Halprin
          2008 Shore Hill Dr
          W Bloomfield, MI 48323-1961

          Loan Collateral Account...................................   10.28%
          Comerica Bank
          Southeastern Michigan Chapter Neca
          25180 Lahser Rd
          P.O. Pox 385
          Southfield, MI 48034-5866

          Merrill Lynch Pierce......................................   29.38%
          Fenner & Smith Inc
          Merrill Lynch Financial Data Svcs
          Attn: Service Team
          4800 Deer Lake Dr East 3rd Flr
          Jacksonville, FL 32246-6484

          Pershing LLC..............................................   13.62%
          P O Box 2052
          Jersey City, NJ 07303-2052

          Pershing LLC..............................................    6.10%
          P.O. Box 2052
          Jersey City, NJ 07303-2052

          Pershing LLC..............................................    6.08%
          P.O. Box 2052
          Jersey City, NJ 07303-2052

          Pershing LLC..............................................    6.06%
          P.O. Box 2052
          Jersey City, NJ 07303-2052

          Charles Schwab & Co Inc...................................   20.43%
          Attn Mutual Fund Dept
          101 Montgomery St
          San Francisco, CA 94104-4122

                                                                     Ownership
Fund      Shareholder and Address                                    Percentage
----      -----------------------                                    ----------
Investment Grade Bond Fund/2/
(Class Y) Jeffrey L Meade Ttee......................................   15.30%
          Jeffrey L Meade Trust No 1
          UA DTD 03/24/2005
          16 Samuel Parlin Dr
          Acton, MA 01720-3207

Limited Term Government and Agency Fund

(Class A) First Clearing LLC........................................    8.15%
          Community First Trust Co
          135 Section Line Rd
          3rd Floor C 1
          Hot Springs, AR 71913-6431

(Class B) MLPF&S For The Sole Benefit...............................   10.06%
          Of It's Customers
          Attn Fund Administration ML#97CH9
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

(Class C) First Clearing LLC........................................    5.73%
          Ana B Szulman &
          Marcos Szulman Jt Ten
          Acct #2
          25 Eastland Drive

          MLPF&S For The Sole Benefit...............................   22.00%
          Of It's Customers
          Attn Fund Administration ML#97UA3
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

          The Bank of New York as Funds.............................   11.38%
          Custodian for the City of
          Forsyth Georgia
          100 Ashford Ctr N Ste 520
          Atlanta, GA 30338-4865

(Class Y) Asbestos Workers Local #84................................   72.00%
          Pension Plan
          Attn Lee Q Barnes Administrator
          36 East Warner Road
          Akron, OH 44319-1864

          New England Mutual Life Ins Co............................   10.43%
          Separate Investment Accounting
          Attn Larry Hoisington
          501 Boylston St Fl 6
          Boston, MA 02116-3738

                                     xxiii

Fund      Shareholder and Address                                    Ownership
----      -----------------------                                    ----------
                                                                     Percentage
-         -                                                          ----------
Limited Term Government and Agency Fund

(Class Y) Loan Collateral Account...................................   10.54%
          Comerica Bank
          Southeastern Michigan Chapter Neca
          25180 Lahser Rd
          P.O. Box 385
          Southfield, MI 48034

Massachusetts Tax Free Income Fund

(Class B) MLPF&S For The Sole Benefit...............................    5.19%
          Of It's Customers
          Attn Fund Administration ML#97CJ1
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

          Pershing LLC..............................................    5.29%
          P.O. Box 2052
          Jersey City, NJ 07303-2052

          RBC Dain Rauscher FBO.....................................   10.27%
          Barbara W Rubin Ttee
          Barbara W Rubin Living Trust
          U/A DTD 10/21/1992
          24 Pearl St
          E Bridgewater, MA 02333-1742

Municipal Income Fund

(Class B) MLPF&S For The Sole Benefit...............................   10.08%
          Of It's Customers
          Attn Fund Administration Ml#97ch7
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

Strategic Income Fund/3/

(Class A) Charles Schwab & Co Inc...................................   14.20%
          Special Custody Account For
          The Exclusive Benefit of Customers
          Attn: Mutual Funds
          101 Montgomery Street
          San Francisco, CA 94104-4122

          MLPF&S For The Sole Benefit...............................   20.89%
          Of It's Customers
          Attn Fund Administration Ml#97GM7
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

(Class B) MLPF&S For The Sole Benefit...............................   29.67%
          Of It's Customers
          Attn Fund Administration Ml#97GM8
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

                                                                     Ownership
Fund      Shareholder and Address                                    Percentage
----      -----------------------                                    ----------
Strategic Income Fund/3/

(Class C) MLPF&S For The Sole Benefit...............................   64.24%
          Of Its Customers
          Attn Fund Administration Ml#97UB1
          4800 Deer Lake Dr East - 2nd Fl
          Jacksonville, FL 32246-6484

(Class Y) MLPF&S For The Sole Benefit...............................   79.74%
          Of It's Customers
          Attn Fund Administration Ml#97UR8
          4800 Deer Lake Dr E Fl 2
          Jacksonville, FL 32246-6484

* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

/1/ As of January 18, 2006, Merrill Lynch Pierce Fenner &Smith Inc. ("MLPF&S") for the Sole Benefit of its Customers, Attn: Fund Administration ML#97UD1, 4800 Deer Lake Drive East 2/nd/ Fl, Jacksonville, FL 32246-6484 owned 37.41% of the Loomis Sayles Core Plus Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

/2/  As of January 18, 2006, MLPF&S, Merrill Lynch Financial Data Services,
     Attn: Service Team, 4800 Deer Lake Drive East 3/rd/ Fl, Jacksonville, FL 32246-6484 owned 29.01% of the Loomis Sayles Investment Grade Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

/3/  As of January 18, 2006, MLPF&S for the Sole Benefit of its Customers,
     Attn: Fund Administration ML#97GM7 and ML#97UB1, 4800 Deer Lake Drive East 2/nd/ Fl, Jacksonville, FL 32246-6484 owned 22.22% and 24.55%, respectively, of the Loomis Sayles Strategic Income Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

[LOGO OF IXIS ADVISOR FUNDS]

Statement of Additional Information - PART I

February 1, 2006

Loomis Sayles Global Markets Fund (formerly, Loomis Sayles Worldwide Fund) Loomis Sayles Growth Fund
Loomis Sayles Research Fund

       This Statement of Additional Information contains specific information about the Funds which may be useful to investors but which is not included in the Prospectuses of the IXIS Advisor Funds listed above (the "Funds" and each a "Fund"). Certain information about the Funds and other IXIS Advisor Funds is included in Part II of this Statement of Additional Information (together with this document the "Statement"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the IXIS Advisor Equity Funds Class A, B and C Prospectus (Loomis Sayles Global Markets Fund does not offer Class B shares), or the IXIS Advisor Equity Funds Class Y Prospectus, each dated February 1, 2006, as from time to time revised or supplemented (the "Prospectus" or the "Prospectuses"). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling IXIS Advisor Funds at 1-800-225-5478 or by visiting the Funds' website at www.ixisadvisorfunds.com.

       The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into
Part I of this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 1-800-225-5478 or by visiting the Funds' website at www.ixisadvisorfunds.com.

                               Table of Contents

                                                                           PAGE
                                                                           ----
PART I
INVESTMENT RESTRICTIONS...................................................  ii
FUND CHARGES AND EXPENSES.................................................  vi
OWNERSHIP OF FUND SHARES..................................................  xi

PART II
THE TRUSTS................................................................   3
INVESTMENT STRATEGIES AND RISKS...........................................   4
   Investment Restrictions................................................   4
   Investment Strategies..................................................   6
TEMPORARY DEFENSIVE POSITION..............................................  26
PORTFOLIO TURNOVER........................................................  26
PORTFOLIO HOLDINGS INFORMATION............................................  27
MANAGEMENT OF THE TRUSTS..................................................  28
INVESTMENT ADVISORY AND OTHER SERVICES....................................  37
PORTFOLIO MANAGEMENT INFORMATION..........................................  48
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  52
DESCRIPTION OF THE TRUSTS.................................................  55
VOTING RIGHTS.............................................................  55
SHAREHOLDER AND TRUSTEE LIABILITY.........................................  56
HOW TO BUY SHARES.........................................................  57
REDEMPTIONS...............................................................  57
SHAREHOLDER SERVICES......................................................  61
NET ASSET VALUE...........................................................  66
REDUCED SALES CHARGES.....................................................  67
TAXES.....................................................................  69
PERFORMANCE INFORMATION...................................................  74
FINANCIAL STATEMENTS......................................................  75
APPENDIX A................................................................ A-1

                                                                      XL33-0206

                            INVESTMENT RESTRICTIONS

       The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Loomis Sayles Global Markets Fund
The Loomis Sayles Global Markets Fund will not:

(1)    Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

(6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and
       (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9)   Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that the Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

(11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

(14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, do the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

       In addition, it is contrary to the Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") and certain commercial paper, that the adviser has determined to be liquid under procedures approved by the Board of Trustees.

Loomis Sayles Growth Fund
Loomis Sayles Growth Fund will not:

(1)    Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

(6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and
       (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries). (For purposes of this restriction, a foreign national government and its political subdivisions are considered as being in a separate industry from any other foreign national government and that government's political subdivisions).

*(9)   Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

+(13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

(14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

Loomis Sayles Research Fund
Loomis Sayles Research Fund will not:

(1)    Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

(6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and
       (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries). (For purposes of this restriction, a foreign national government and its political subdivisions are considered as being in a separate industry from any other foreign national government and that government's political subdivisions).

*(9)   Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

+(13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

(14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

                           FUND CHARGES AND EXPENSES

ADVISORY FEES

       Pursuant to separate advisory agreements, Loomis, Sayles & Company, L.P. ("Loomis Sayles") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Funds and to provide a range of administrative services to the Funds.

       For the services described in the advisory agreement, the Funds have agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table:

                                                               Advisory Fee Payable by Fund
                                                                     to Loomis Sayles
                                                               (as a % of average daily net
Fund                                   Date of Agreement           assets of the Fund)
----                              ---------------------------- ----------------------------
Loomis Sayles Global Markets Fund October 30, 2000                         0.75%
Loomis Sayles Growth Fund         October 30, 2000                         0.50%
Loomis Sayles Research Fund       October 30, 2000                         0.50%
                                  as amended November 30, 2001

       The following table shows the total advisory fees, paid by the Funds for the last three fiscal years:

LOOMIS SAYLES GLOBAL MARKETS FUND
                                                   09/30/03  09/30/04  09/30/05
                                                   --------  --------  --------
Loomis Sayles
   Fee Earned                                      $ 71,587  $113,288  $177,221
   Fee Waived                                      $ 71,587  $113,288  $109,851
   Total Paid                                            --        --  $ 67,370

LOOMIS SAYLES GROWTH FUND
                                                   09/30/03  09/30/04  09/30/05
                                                   --------  --------  --------
Loomis Sayles
   Fee Earned                                      $127,336  $319,228  $761,483
   Fee Waived                                      $ 61,706* $ 30,232* $510,048
   Total Paid                                      $ 65,630  $288,996  $251,435

LOOMIS SAYLES RESEARCH FUND
                                                    09/30/03 09/30/04  09/30/05
                                                    -------- --------  --------
Loomis Sayles
   Fee Earned                                       $94,554  $113,797  $122,297
   Fee Waived                                       $67,322* $ 94,358* $122,297
   Total Paid                                       $27,229  $ 19,439        --

* In addition to the waiver of management fees, $45,847, $40,586 and $29,303 of class level and other expenses have been reimbursed for the Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund, respectively, for the fiscal year ended September 30, 2003, $17,678, $196,221 and $107,125 for Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund, respectively, for the fiscal year ended September 30, 2004 and $125,711 for Loomis Sayles Research Fund for the fiscal year ended September 30, 2005

       Loomis Sayles has given a binding undertaking (for all classes of the Funds in the table below) to reduce its advisory fee, and if necessary, to bear certain expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expense, associated with the Fund, to the extent necessary to limit the Funds' expenses to the annual rates indicated below. The undertaking will be binding on Loomis Sayles for a period of one-year from the date shown, and will be reevaluated on an annual basis thereafter, subject to the obligation of each Fund to pay such deferred fees or expense reimbursement in later periods to the extent that each Fund's expenses fall below the expense limit; provided, however, that each Fund is not obligated to pay such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred.

Fund                               Expense Limit      Date of Undertaking
----                               ------------- -----------------------------
Loomis Sayles Global Markets Fund                      February 1. 2006
   Class A                             1.25%
   Class C                             2.00%
   Class Y                             1.00%
Loomis Sayles Growth Fund                              February 1, 2006
   Class A                             1.25%
   Class B                             2.00%
   Class C                             2.00%
   Class Y                             0.85%
Loomis Sayles Research Fund                            February 1, 2006
   Class A                             1.25%
   Class B                             2.00%
   Class C                             2.00%
   Class Y                             0.85%

BROKERAGE COMMISSIONS

       Set forth below are the amounts each Fund paid in brokerage commissions during the last three fiscal years and the amounts each Fund paid in brokerage transactions and brokerage commissions to brokers providing research services for the fiscal year. With respect to the Loomis Sayles Global Markets Fund, the Loomis Sayles Growth Fund and the Loomis Sayles Research Fund, the information in the tables includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commissions rates and prices and their ability to affect difficult trades in less liquid, smaller capitalized, and more closely held issues. When Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the "broker vote" and/or pursuant to soft dollar arrangements.

       For a description of how transactions in portfolio securities are effected and how the Funds' adviser or subadviser selects brokers, see the section entitled "Portfolio Transactions and Brokerage" in Part II of this Statement.

                                                                  Fiscal Year       Fiscal Year       Fiscal Year
                                                                 Ended 9/30/03     Ended 9/30/04     Ended 9/30/05
                                                                 -------------     -------------     -------------
Loomis Sayles Global Markets Fund
Brokerage Transactions
   Allocated to brokers providing research services                $ 7,360,716      $ 10,197,859      $ 29,694,513

Brokerage Commissions
   Total Brokerage Commissions Paid                                $    61,604      $     96,903      $    695,778
   Commissions Paid to Brokers providing research services         $    30,802      $     48,451      $    347,889

Loomis Sayles Growth Fund
Brokerage Transactions
   Allocated to brokers providing research services                $52,176,237      $113,126,341      $270,449,550

Brokerage Commissions
   Total Brokerage Commissions Paid*                               $   131,239      $    242,541      $    449,486
   Commissions Paid to Brokers providing research services         $    65,620      $    121,270      $    249,743

* The increase in brokerage commissions paid from 2003 to 2004 and 2004 to 2005 is due to an increase in Fund assets.

Loomis Sayles Research Fund
Brokerage Transactions
   Allocated to brokers providing research services                $27,111,366      $ 35,356,997      $ 32,426,663

Brokerage Commissions
   Total Brokerage Commissions Paid                                $    72,095      $     72,544      $     64,385
   Commissions Paid to Brokers providing research services         $    36,048      $     36,272      $     32,192

Regular Broker-Dealers

       The table below contains the aggregate value of securities of each Fund's regular broker-dealers+ (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ended September 30, 2005.

                                                                Aggregate Value of
                                                            Securities of each Regular
                                                             Broker or Dealer (or its
Fund                                Regular Broker-Dealer      Parent) held by Fund
----                              ------------------------- --------------------------
Loomis Sayles Global Markets Fund Barclays Financial                        $  391,165
                                  Morgan Stanley                            $   36,109
                                  HSBC                                      $  101,280
                                  Citigroup                                 $  188,908
Loomis Sayles Growth Fund         Bear Stearns                              $2,708,081
                                  Goldman Sachs Group, Inc.                 $2,613,970
Loomis Sayles Research Fund       Goldman Sachs Group, Inc.                 $  601,821
                                  Bear Stearns                              $  515,825

+ "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12B-1 FEES

       As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund (Loomis Sayles Global Markets Fund does not offer Class B shares) pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts of Rule 12b-1 fees paid by the Funds under the Plans during the past three fiscal years. All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor. Compensation payable under the Plans may be paid regardless of the Distributor's expenses. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets. The Loomis Sayles Global Market Fund's Class A and Class C commenced operations on February 1, 2006 and thus have not paid any Rule 12b-1 fees as of the date of this SAI.
[to be updated]

                                            Fiscal Year Fiscal Year Fiscal Year
                                               Ended       Ended       Ended
Fund                                          9/30/03     9/30/04     9/30/05
----                                        ----------- ----------- -----------
Loomis Sayles Growth Fund/1/,/2/
   Class A                                       $1,582    $ 29,677    $ 94,012
   Class B                                       $    1    $113,567    $328,627
   Class C                                       $    1    $ 31,043    $165,865
   Admin Class                                   $   60          --          --
Loomis Sayles Research Fund/1/,/2/
   Class A                                       $   93    $    234    $    492
   Class B                                       $    1    $    384    $  1,377
   Class C                                       $    1    $     93    $    459

/1/ Prior to September 12, 2003, the Funds offered Institutional, Retail and Admin Class shares (the Loomis Sayles Research Fund, which did not offer Admin Class shares). On May 21, 2003, the Admin Class shares were converted to Retail Class shares. On

September 12, 2003, Retail and Institutional Class shares were converted to Class A and Class Y shares, respectively. The Funds' Class B and Class C shares commenced operations on September 12, 2003.

/2/ For periods prior to July 1, 2003, amounts paid under the Plans were paid as compensation to Loomis Sayles Distributors, L.P.

       During the fiscal year ended September 30, 2005, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):

Loomis Sayles Growth Fund
(Class A shares)
Compensation to Investment Dealers                                    $ 81,122
Compensation to Distributor's Sales Personnel and Other Related Costs $144,263
                                                                      --------
       TOTAL                                                          $225,385
                                                                      ========
(Class B shares)
Compensation to Investment Dealers                                    $ 78,093
Compensation to Distributor's Sales Personnel and Other Related Costs $ 14,909
                                                                      --------
       TOTAL                                                          $ 93,002
                                                                      ========
(Class C shares)
Compensation to Investment Dealers                                    $217,621
Compensation to Distributor's Sales Personnel and Other Related Costs $166,939
                                                                      --------
       TOTAL                                                          $384,560
                                                                      ========
Loomis Sayles Research Fund
(Class A shares)
Compensation to Investment Dealers                                    $    446
Compensation to Distributor's Sales Personnel and Other Related Costs $  1,669
                                                                      --------
       TOTAL                                                          $  2,115
                                                                      ========
(Class B shares)
Compensation to Investment Dealers                                    $    195
Compensation to Distributor's Sales Personnel and Other Related Costs $  1,788
                                                                      --------
       TOTAL                                                          $  1,983
                                                                      ========
(Class C shares)
Compensation to Investment Dealers                                    $  1,325
Compensation to Distributor's Sales Personnel and Other Related Costs $  1,182
                                                                      --------
       TOTAL                                                          $  2,507
                                                                      ========

                           OWNERSHIP OF FUND SHARES

       As of January 18, 2006, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.

                                                                                Ownership
Fund                                           Shareholder and Address          Percentage
----                                   ---------------------------------------  ----------
Loomis Sayles Global Markets Fund/1/
(Class Y)                              Strafe & Co*                                  41.99%
                                       Charles S. Draper Laboratory Cust
                                       P.O. Box 160
                                       Westerville, OH 43086-0160

                                       Charles Schwab & Co Inc*                      28.77%
                                       101 Montgomery St
                                       San Francisco, CA 94104-4122

                                       Merrill Lynch Pierce Fenner & Smith           16.53%
                                       Inc.*
                                       Merrill Lynch Financial Data Services
                                       Attn: Service Team
                                       4800 Deer Lake Drive East, 3rd Floor
                                       Jacksonville, FL 32246-6484

Loomis Sayles Growth Fund
(Class A)                              Merrill Lynch Pierce Fenner & Smith           13.04%
                                       Inc.*
                                       Merrill Lynch Financial Data Services
                                       Attn: Service Team
                                       4800 Deer Lake Drive East 3rd Floor
                                       Jacksonville, FL 32246-6484

(Class B)                              Merrill Lynch Pierce Fenner & Smith            6.91%
                                       Inc.*
                                       Merrill Lynch Financial Data Services
                                       Attn: Service Team
                                       4800 Deer Lake Drive East 3rd Floor
                                       Jacksonville, FL 32246-6484

(Class C)                              Merrill Lynch Pierce Fenner & Smith           80.69%
                                       Inc.*
                                       Merrill Lynch Financial Data Services
                                       Attn: Service Team
                                       4800 Deer Lake Drive East 3rd Floor
                                       Jacksonville, FL 32246-6484

(Class Y)                              The Fund for New Jersey                       47.40%
                                       94 Church St. Ste. 303
                                       New Brunswick, NJ 08901-1238

                                       Charles Schwab & Company Inc.*                46.87%
                                       Attn: Mutual Fund Department
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

                                       Balsa & Co. (Div Reinvest)                    12.38%
                                       14221 Dallas Parkway 7-2-JIP-138
                                       Dallas, TX 75254-2954

                                       Comerica Bank*
                                       FBO City of Livonia Retiree Health &     11.00%
                                       Disability
                                       Benefits Plan & Trust
                                       PO Box 75000 MC 3446
                                       Detroit, MI 48275-0001

                                       Plumbers & Pipefitters Local 138         10.35%
                                       Pension Fund
                                       40 Poplar St.
                                       Danvers MA, 01923-2249

                                       Merrill Lynch Pierce Fenner & Smith       8.87%
                                       Inc.*
                                       Merrill Lynch Financial Data Services
                                       Attn: Service Team
                                       4800 Deer Lake Drive East 3rd Floor
                                       Jacksonville, FL 32246-6484

Loomis Sayles Research Fund/2/
(Class A)                              Merrill Lynch Pierce Fenner & Smith      24.85%
                                       Inc.*
                                       Merrill Lynch Financial Data Services
                                       Attn: Service Team
                                       4800 Deer Lake Drive East 3rd Floor
                                       Jacksonville, FL 32246-6484

                                       Pershing LLC*                            13.67%
                                       PO Box 2052
                                       Jersey City, NJ 07303-2052

                                       Charles Schwab & Company Inc.*            7.89%
                                       Attn: Mutual Fund Department
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

                                       First Clearing LLC                        7.74%
                                       Paul G. Chenault STD IRA
                                       FCC as Custodian
                                       5852 Pebble Beach Way
                                       San Luis Obispo, CA 93401-8270

                                       Pershing LLC*                             5.34%
                                       PO Box 2052
                                       Jersey City, NJ 07303-2052

(Class B)                              Merrill Lynch Pierce Fenner & Smith      45.03%
                                       Inc.*
                                       Merrill Lynch Financial Data Services
                                       Attn: Service Team
                                       4800 Deer Lake Drive East 3rd Floor
                                       Jacksonville, FL 32246-6484

                                       Pershing LLC*                            10.38%
                                       PO Box 2052
                                       Jersey City, NJ 07303-2052

                                       Pershing LLC*                             5.07%
                                       PO Box 2052
                                       Jersey City, NJ 07303-2052

(Class C)                              Merrill Lynch Pierce Fenner & Smith      93.17%
                                       Inc.*
                                       Merrill Lynch Financial Data Services
                                       Attn: Service Team
                                       4800 Deer Lake Drive East 3rd Floor
                                       Jacksonville, FL 32246-6484

(Class Y)                              Charles Schwab & Company Inc.*           71.89%
                                       Attn: Mutual Fund Department
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

/1/ As of January 18, 2006, Straffe & Co, Charles S. Draper Laboratory Cust, P.O. Box 160, Westerville, OH 43086-0160 and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 owned 41.99% and 28.77%, respectively, of the Loomis Sayles Global Markets Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Straffe & Co and Charles Schwab.

/2/ As of January 18, 2006, Charles Schwab & Co., Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 71.89% of the Loomis Sayles Research Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab.

[LOGO]

STATEMENT OF ADDITIONAL INFORMATION -- PART II

February 1, 2006

IXIS ADVISOR FUNDS TRUST I

Loomis Sayles Core Plus Bond Fund

IXIS ADVISOR FUNDS TRUST II

Loomis Sayles Massachusetts Tax Free Income Fund

LOOMIS SAYLES FUNDS II

Loomis Sayles Global Markets Fund
Loomis Sayles Growth Fund
Loomis Sayles High Income Fund
Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Municipal Income Fund
Loomis Sayles Research Fund
Loomis Sayles Strategic Income Fund

This Statement of Information contains information which may be useful to investors but which is not included in the Prospectuses of the series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II or Loomis Sayles Funds II listed above (collectively the "Funds," with each series being known as a "Fund"). Certain data applicable to particular funds is found in Part I of this Statement of Additional Information (together with this document, the "Statement"). This Statement is not a prospectus and is authorized for distribution only when accompanied by or preceded by the IXIS Advisor Income and Tax Free Funds Classes A, B, and C Prospectus, the IXIS Advisor Income Funds Class Y Prospectus, the IXIS Advisor Equity Funds Class A, B, and C Prospectus or the IXIS Advisor Equity Funds Class Y Prospectus, each dated February 1, 2006, each as from time to time revised or supplemented (the "Prospectus" or "Prospectuses"). IXIS Advisor Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by calling IXIS Advisor Funds at 1-800-225-5478 or by visiting the Funds' website at www.ixisadvisorfunds.com.

The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into this Statement of Additional Information. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 1-800-225-5478 or by visiting the Funds' website at www.ixisadvisorfunds.com.

                               TABLE OF CONTENTS
                                    PART II

THE TRUSTS.................................................................   3
INVESTMENT STRATEGIES AND RISKS............................................   4
   Investment Restrictions.................................................   4
   Investment Strategies...................................................   6
TEMPORARY DEFENSIVE POSITION...............................................  26
PORTFOLIO TURNOVER.........................................................  26
PORTFOLIO HOLDINGS INFORMATION.............................................  27
MANAGEMENT OF THE TRUSTS...................................................  28
INVESTMENT ADVISORY AND OTHER SERVICES.....................................  37
PORTFOLIO MANAGEMENT INFORMATION...........................................  48
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  52
DESCRIPTION OF THE TRUSTS..................................................  55
VOTING RIGHTS..............................................................  55
SHAREHOLDER AND TRUSTEE LIABILITY..........................................  56
HOW TO BUY SHARES..........................................................  57
REDEMPTIONS................................................................  57
SHAREHOLDER SERVICES.......................................................  61
NET ASSET VALUE............................................................  66
REDUCED SALES CHARGES......................................................  67
TAXES......................................................................  69
PERFORMANCE INFORMATION....................................................  74
FINANCIAL STATEMENTS.......................................................  75
APPENDIX A................................................................. A-1

                                  THE TRUSTS

   IXIS Advisor Funds Trust I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended and restated on June 2, 2005, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. Each series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

   Trust Name                                    Date
   ----------                                    ----
   The New England Life Government Securities
     Trust                                       June 1985 to August 1986
   The New England Funds                         September 1986 to March 1994
   New England Funds Trust I                     April 1994 to December 2000
   Nvest Funds Trust I                           January 2000 to April 2001
   CDC Nvest Funds Trust I                       May 2001 to April 2005
   IXIS Advisor Funds Trust I                    May 2005 to present

   IXIS Advisor Funds Trust I has eight (8) separate portfolios. Seven of the portfolios have a different fiscal year end and information regarding these portfolios can be found in the IXIS Advisor Funds Statement of Additional Information dated May 1, 2005. Loomis Sayles Core Plus Bond Fund commenced operations on November 7, 1973. Prior to September 15, 2003, the name of the Fund was "CDC Nvest Bond Income Fund".

   IXIS Advisor Funds Trust II is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended and restated on June 2, 2005, and consisted of a single Fund until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. Each series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

   Trust Name                                    Date
   ----------                                    ----
   Investment Trust of Boston                    May 1931 to November 1988
   Investment Trust of Boston Funds              December 1988 to April 1992
   TNE Funds Trust                               April 1992 to March 1994
   New England Funds Trust II                    April 1994 to January 2000
   Nvest Funds Trust II                          January 2000 to April 2001
   CDC Nvest Funds Trust II                      May 2001 to April 2005
   IXIS Advisor Funds Trust II                   May 2005 to present

   IXIS Advisor Funds Trust II has two (2) separate portfolios. One of the portfolios has a different fiscal year end and information regarding this portfolio can be found in the IXIS Advisor Funds Statement of Additional Information dated May 1, 2005. The Loomis Sayles Massachusetts Tax Free Income Fund is a successor to an investment company that was organized in 1984 and reorganized as series of the Trust in January 1989. Prior to September 15, 2003, the name of the Fund was "CDC Nvest Massachusetts Tax Free Income Fund".

   Loomis Sayles Funds II is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (a "Declaration of Trust") dated February 20, 1991, as amended and restated on July 21, 2005, and is a "series" company as described in
Section 18(f)(2) of the 1940 Act. Each series of the Trust is diversified. Prior to July 1, 2003, Loomis Sayles Funds II was named "Loomis Sayles Funds."

   Loomis Sayles Funds II has twelve (12) separate portfolios. The Loomis Sayles Global Markets Fund was organized in Massachusetts and commenced operations on May 1, 1996 and was converted to a multi-class structure on February 1, 2006. The Loomis Sayles Growth Fund was organized in Massachusetts and commenced operations on May 16, 1991 and was converted to a multi-class structure on September 12, 2003. The Loomis Sayles High Income Fund commenced operations on February 22, 1984 and was reorganized from IXIS Advisor Funds Trust I into Loomis Sayles Funds II on September 12, 2003. Prior to
September 15, 2003, the name of the Fund was "CDC Nvest High Income Fund." The Loomis Sayles Investment Grade Bond Fund was organized in Massachusetts and commenced operations on December 31, 1996 and was converted to a multi-class structure on September 12, 2003.

The Loomis Sayles Limited Term Government and Agency Fund commenced operations on January 3, 1989 and was reorganized from IXIS Advisor Funds Trust I into Loomis Sayles Funds II on September 12, 2003. Prior to February 1, 2004, the name of the Fund was "Loomis Sayles Limited Term U.S. Government Fund" and prior to September 15, 2003, the name of the Fund was "CDC Nvest Limited Term U.S. Government Fund." The Loomis Sayles Municipal Income Fund is the successor of NEL Tax Exempt Bond Funds, Inc. which commenced operations in 1977 and was reorganized from IXIS Advisor Funds Trust I into Loomis Sayles Funds II on September 12, 2003. Prior to September 15, 2003, the Municipal Income Fund was named "CDC Nvest Municipal Income Fund." The Loomis Sayles Research Fund was organized in Massachusetts and commenced operations on July 31, 2000 and was converted to a multi-class structure on September 12, 2003. The Loomis Sayles Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995, and was reorganized from IXIS Advisor Funds Trust I into Loomis Sayles Funds II on September 12, 2003. Prior to September 15, 2003, the name of the Fund was "CDC Nvest Strategic Income Fund".

                        INVESTMENT STRATEGIES AND RISKS

Investment Restrictions

   The following is a list of certain investment strategies, including particular types of securities or specific practices, that may be used by the adviser of a Fund in managing the Fund. Each Fund's primary strategies are detailed in its Prospectus. The list of securities under each category below is not intended to be an exclusive list of securities for investment. The adviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the categories listed below or the securities specially enumerated under each category. The adviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The adviser may invest in any security that falls under the specific category including securities that are not listed below.

Fund                 Securities                     Practices
----                 ----------                     ---------
Core Plus Bond Fund  Debt Securities (Asset-backed  When-issued
                     Securities, Collateralized     Securities
                     Mortgage Obligations,          Futures Contracts
                     Mortgage Dollar Rolls,         Illiquid Securities
                     Structured Notes, Stripped     Options
                     Securities, Zero-coupon        Swap Contracts
                     Securities, Pay-in-kind
                     Securities, Convertible
                     Securities)
                     Foreign Securities
                     (Depositary Receipts)

Global Markets Fund  Debt Securities (Lower         Futures Contracts
                     Quality Debt Securities,       Options
                     Convertible Securities, U.S.   Swap Contracts
                     Government Securities)         Illiquid Securities
                     Equity Securities (Investment  Repurchase
                     Companies)                     Agreements
                     Foreign Securities             Securities Lending
                     (Supranational Entities,       Short Term Trading
                     Warrants)

Growth Fund          Equity Securities (Growth      When-issued
                     Stocks, Value Stocks, Small    Securities
                     Capitalization Companies,      Futures Contracts
                     REITs)                         Options
                     Debt Securities (Zero-coupon   Swap Contracts
                     Securities, U.S. Government    Private Placements
                     Securities)
                     Foreign Securities (Foreign
                     Currency Hedging)

Fund                 Securities                     Practices
----                 ----------                     ---------
High Income Fund     Debt Securities (Asset-backed  When-issued Securities
                     Securities,                    Illiquid Securities
                     Collateralized Mortgage
                     Obligations,
                     Stripped Securities,
                     Convertible Securities,
                     Structured Notes, Step Coupon
                     Securities, U.S. Government
                     Securities)
                     Foreign Securities (Currency
                     Hedging)

Investment Grade     Debt Securities (Asset-backed  Options
Bond Fund            securities, stripped mortgage
                     securities)

Limited Term         Debt Securities                When-issued Securities
Government and       (Collateralized Mortgage       Futures Contracts
Agency Fund          Obligations, Mortgage Dollar   Options
                     Rolls, Stripped Securities)    Illiquid Securities
                     Foreign Securities (Currency
                     Hedging)

Massachusetts Tax    Debt Securities (Tax Exempt    Insurance on Portfolio
Free Income Fund     Securities, Mortgage-related   Holdings
                     Securities, Stripped           When-issued Securities
                     Securities, Pay-in-kind        Options
                     Securities, U.S. Government    Illiquid Securities
                     Securities)                    Reverse Repurchase
                                                    Agreements

Municipal Income     Debt Securities (Tax Exempt    Insurance on Portfolio
Fund                 Securities, Stripped           Holdings
                     Securities, U.S. Government    When-issued Securities
                     Securities)                    Options
                                                    Illiquid Securities

Research Fund        Equity Securities (Small       When-Issued Securities
                     Capitalization Companies, Mid  Private Placements
                     Capitalization Companies)
                     Debt Securities (U.S.
                     Government Securities,
                     Zero-coupon Securities,
                     Collateralized Mortgage
                     Obligations)

Strategic Income     Debt Securities (Asset-backed  Initial Public Offerings
Fund                 securities, Bank Loans,        Futures Contracts
                     Collateralized Mortgage        When-issued Securities
                     Obligations, Step Coupon       Options
                     Securities)                    Swap Contracts
                     Equity Securities (Investment  Illiquid Securities
                     Companies)                     Short Sales
                     Foreign Securities (Currency   Reverse Repurchase
                     Hedging)                       Agreements

Investment Strategies

Debt Securities

   Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

   Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

   Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Adjustable Rate Mortgage Security ("ARM")

   An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities

   The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. (Mortgage-backed securities are a type of asset-backed security). Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Bank Loans

   The Loomis Sayles Strategic Income Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund's investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender's portion of the senior loan.

Collateralized Mortgage Obligations ("CMOs")

   CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

Convertible Securities

   Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

Investment-Grade Debt Securities

   Certain Funds may invest in investment-grade debt securities, which include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Lower Quality Debt Securities

   Certain Funds may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment-grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher-quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a Fund investing in higher-quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of such market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment-grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Mortgage-Related Securities

   Mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of the Fund's portfolio securities.

Mortgage Dollar Rolls

   Certain Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Pay-in-Kind Securities

   Certain Funds may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Rule 144A Securities

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under
Section 4(2) of the Securities Act. Investing in Rule 144A securities and
Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Step Coupon Securities

   Certain Funds may invest in step coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

"Stripped" Securities

   Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Structured Notes

   Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

   Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.

   Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Tax Exempt Securities

   The Funds, especially the Municipal Income Fund and the Massachusetts Tax Free Income Fund (the "Tax Free Income Funds"), may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Tax Free Income Fund, exempt from Massachusetts state personal income taxes (other than the possible incidence of any alternative minimum taxes). Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Tax Free Income Fund, exempt from Massachusetts state personal income taxes.

   The ability of the Tax Free Income Funds to invest in securities other than tax-exempt securities is limited by a requirement of the Internal Revenue Code of 1986, as amended (the "Code"), that, in order to be qualified to pay exempt-interest dividends, at least 50% of the value of such Fund's total assets be invested in obligations the interest on which is exempt from federal income tax at the end of each calendar quarter.

   Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

   There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

   The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

   The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

   The Tax Free Income Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by such Fund.

   Securities in which a Tax Free Income Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Securities in the same manner.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Tax Free Income Funds and the value of such Funds' portfolios could be materially affected, in which event such Funds would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

   All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

   The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have from time to time encountered financial difficulties that have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Massachusetts Tax Free Income Fund.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

   "U.S. Treasury Bills" - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

   "U.S. Treasury Notes and Bonds" - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

   "Treasury Inflation-Protected Securities" ("TIPS") - Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

   "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

   "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

   "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

   Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

   The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Zero-Coupon Securities

   Certain Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (as amended, the "Code"), a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because a Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Equity Securities

   Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

   While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in a Fund may sometimes decrease. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

Market Capitalizations

   Certain Funds may invest in companies with small, medium or large market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile.

   Small Capitalization Companies -- Certain Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Warrants

   Certain Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

Real Estate Investment Trusts (REITs)

   Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

   REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

   A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Investment Companies

   Certain Funds may invest in other investment companies. Investment companies, including companies such as "iShares," "SPDRs" and "VIPERs," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

   Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Foreign Securities

   Certain Funds may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

   Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

   In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Depositary Receipts

   Certain Funds may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Emerging Markets

   Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   In determining whether to invest in securities of foreign issuers, the adviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund's net income available for distribution to shareholders.

Supranational Entities

   Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described below under "Foreign Currency."

Foreign Currency

   Most foreign securities in the Funds will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

   A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions

   Certain Funds may engage in currency hedging transactions. To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund 's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The adviser may decide not to engage in currency hedging transactions and there is no assurance that any currency hedging strategy used by a Fund will succeed. In addition, suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. A Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures Contracts," "Options" and "Swap Contracts" below.

Money Market Instruments (All Funds)

   A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

   Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Types Of Practices

Repurchase Agreements (All Funds)

   The Funds may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and
(iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements

   Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

   . Dollar Rolls. Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.

When-issued Securities

   Certain Funds may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Illiquid Securities

   Certain Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

   Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Initial Public Offerings

   Certain funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund's investment in IPO securities may have a significant impact on the Fund's performance and may result in significant capital gains.

Private Placements

   Certain Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell the securities when its investment adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund's net asset value.

   While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities
Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

   The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of a Fund's investment adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

   Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

   Certain Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Futures Contracts

   A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

   When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

   Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

   Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

   An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

Options

   Certain Funds may purchase options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

   A call option on a futures contract written by the Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

   A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

   Closing a written call option will permit a Fund to write another call option on the Fund securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

   A Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

   Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

   As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

   Certain Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

   A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

   Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

   Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

   All call options written by a Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

   . Swap Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

   Risks. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

   Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

   The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

   Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

   Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

   An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the Fund purchases foreign stock index futures.

   The successful use of transactions in futures and options depends in part on the ability of the Fund's adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that a Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

   Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements and/or movements of the relevant indices in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

   A Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

Futures and Options on Tax-Exempt Bonds and Bond Indices

   The Tax Free Income Funds may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. Transactions involving futures and options on futures may help to reduce the volatility of the Tax Free Income Funds' net asset value, and the writing of options on futures may yield additional income for a Fund, but these results cannot be assured. Income from options and futures transactions is not tax-exempt.

Investment Pools of Credit-Linked, Credit-Default, Interest Rate,
Currency-Exchange and Equity-Linked Swap Contracts

   The High Income Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually a "Swap" and all together "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of Swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swaps may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

Short Sales

   Certain Funds may sell securities short "against the box," that is:
(1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open.

   In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering Fund securities.

   Short sales may protect a Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

   Risks. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Insurance on Portfolio Holdings

   The Tax Free Income Funds may obtain insurance on any of their portfolio holdings from a nationally recognized private insurer, which may include one or more of the following: Financial Guaranty Insurance Company, which is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; Financial Security Assurance, Inc.; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company. Insurance on individual securities, whether obtained by the issuer or a Tax Free Income Fund, is generally non-cancelable and runs for the life of the security. To the extent that a Tax Free Income Fund obtains insurance on any of its securities, the insurance must provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer in the payment of principal or interest, the insurer will, within 30 days of notice of such default, provide to its agent or the trustee funds needed to make any such payments. Such agent or trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security.

   Insurance on the Tax Free Income Funds' portfolio of securities will in some cases continue in the event the securities are sold by such Funds, while in other cases it may not. The Tax Free Income Funds have the option to procure individual secondary market insurance, which would continue to cover any such security after its sale by such Funds. Such guaranteed renewable insurance continues so long as the premiums for such insurance are paid and, in the judgment of such Funds' adviser, coverage should be continued. In the case of securities that are insured by a nationally recognized private insurer, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer.

   Premiums for insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Tax Free Income Funds' portfolio insurance on such Funds' net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower-rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Tax Free Income Funds may purchase lower-rated securities, which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities that are not insured.

   Nationally recognized private insurers have certain eligibility standards as to the municipal securities they will insure. Such standards may be more or less strict than standards that would be applied for purchase of a security for the Funds. To the extent nationally recognized private insurers apply stricter standards, the Tax Free Income Funds will be restricted by such standards in the purchase and retention of municipal securities. The Internal Revenue Service (the "IRS") has issued revenue rulings indicating that (i) the fact that municipal obligations are insured will not affect their tax-exempt status and (ii) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Code. While operation of the Tax Free Income Funds and the terms of the insurance policies on such Funds' portfolio of securities may differ somewhat from those addressed by the revenue rulings, the Funds do not anticipate that any differences will be material or change the result with respect to the Funds.

   Insurers of the Tax Free Income Funds' municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be willing or able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Tax Free Income Funds' adviser reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond insurance.

Securities Lending (All Funds)

   The Funds may lend from their total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in Part I of this Statement. Under some securities lending arrangements the Funds may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called, if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

   These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-Term Trading (All Funds)

   The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

                         TEMPORARY DEFENSIVE POSITIONS

   Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser of the Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.

   In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                              PORTFOLIO TURNOVER

   Each Fund's turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by each Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund, thereby decreasing the Fund's total return. The portfolio turnover rate for the fiscal year ended September 30, 2005 was significantly lower for the Loomis Sayles Massachusetts Tax Free Income Fund compared to the prior fiscal period. The reason for the decrease in portfolio turnover from 2004 to 2005 was primarily due to repositioning for a higher interest rate environment during the 2004 fiscal year which was largely completed by 2005. The portfolio turnover rate for the fiscal year ended September 30, 2005 was significantly lower for the Loomis Sayles Strategic Income Fund compared to the prior fiscal period. The reason for the decrease in portfolio turnover from 2004 to 2005 was primarily due to a decrease in the opportunistic environment for the purchase of securities during 2005 resulting from a decrease in market volatility. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

   Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will vary significantly from time to time depending on the volatility of economic and market conditions, and it will not be a limiting factor when an adviser believes that portfolio changes are appropriate or limit the adviser's investment discretion in managing the assets of each Fund. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

                        PORTFOLIO HOLDINGS INFORMATION

   The Funds have adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds' website at www.ixisadvisorfunds.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days. A list of the Funds' top 10 holdings will generally be available on a monthly basis within 5 days after month end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

   The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

     (1) Disclosure of portfolio holdings posted on the Funds' website provided that information is shared no sooner than the next day following the day on which the information is posted.

     (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, their principal underwriter or an affiliate of the Funds' principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Vestek (daily disclosure of full portfolio holdings, provided the next business day); and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

     (3) Disclosure to SG Constellation, as part of the Class B share financing program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly);

     (4) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to vendors that provide proxy services, including proxy voting administration and research services, to advisers and subadvisers of the Funds (portfolio holdings of issuers as of record date for shareholder meetings);

     (5) Disclosure to employees of the Funds' advisers, subadvisers, principal underwriter, administrator, custodian and fund accounting agent, as well as to broker dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

     (6) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

   With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI Supplement, the only entity that receives information pursuant to this exception is GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds' semiannual financial statements, quarterly Form N-Q filing and other related items. The Funds' Board of Trustees exercises oversight of the disclosure of the Funds' portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds' policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

   In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Funds' policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Funds or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                           MANAGEMENT OF THE TRUSTS

   The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Trustees and Officers

   The table below provides certain information regarding the trustees and officers of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds Trust II. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered "independent" for the purposes of the requisite approval. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant Trust.

   Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                                                                  Number of
                                                                Portfolios in
                                                                 Fund Complex
                  Position(s) Held with          Principal       Overseen***
                    the Trusts, Length         Occupation(s)      and Other
Name and Date    of Time Served and Term       During Past 5    Directorships
of Birth                of Office*                Years**            Held
-------------  ----------------------------  ------------------ --------------
INDEPENDENT TRUSTEES

Graham T.                Trustee             Douglas Dillon           38
Allison, Jr.                                 Professor and
(3/23/40)          Contract Review and       Director of the      Director,
                   Governance Committee      Belfer Center of      Taubman
                          Member             Science for        Centers, Inc.
                                             International       (real estate
               Since 1984 for IXIS Advisor   Affairs, John F.     investment
               Funds Trust I; 1995 for IXIS  Kennedy School of      trust)
                 Advisor Funds Trust II;     Government,
                  2003 for Loomis Sayles     Harvard University
                         Funds II

Charles D.               Trustee             President and            38
Baker                                        Chief Executive
(11/13/56)         Contract Review and       Officer, Harvard        None
                   Governance Committee      Pilgrim Health
                          Member             Care (health plan)

               Since 2005 for IXIS Advisor
               Funds Trust I, IXIS Advisor
                Funds Trust II and Loomis
                     Sayles Funds II

Edward A.                Trustee             Retired                  38
Benjamin
(5/30/38)          Contract Review and                            Director,
                   Governance Committee                           Precision
                          Member                                    Optics
                                                                 Corporation
               Since 2003 for IXIS Advisor                         (optics
                  Funds Trust I and IXIS                        manufacturer)
                 Advisor Funds Trust II;
                  2002 for Loomis Sayles
                         Funds II

                                                                  Number of
                                                                Portfolios in
                                                                 Fund Complex
                  Position(s) Held with          Principal       Overseen***
                  the Trusts, Length of        Occupation(s)      and Other
Name and Date      Time Served and Term        During Past 5    Directorships
of Birth                of Office*                Years**            Held
-------------  ----------------------------  ------------------ ---------------
Daniel M. Cain           Trustee             President and            38
(2/24/45)                                    Chief Executive
                  Chairman of the Audit      Officer, Cain        Director,
                        Committee            Brothers &            Sheridan
                                             Company,           Healthcare Inc.
               Since 1996 for IXIS Advisor   Incorporated         (physician
                  Funds Trust I and IXIS     (investment           practice
                 Advisor Funds Trust II;     banking)            management)
                  2003 for Loomis Sayles
                         Funds II

Paul G.                  Trustee             Retired; Trustee,        38
Chenault                                     First Variable
(9/12/33)          Contract Review and       Life (variable       Director,
                   Governance Committee      life insurance)        Mailco
                          Member                                    Office
                                                                Products, Inc.
               Since 2003 for IXIS Advisor                         (mailing
                  Funds Trust I and IXIS                          equipment)
                 Advisor Funds Trust II;
                  2000 for Loomis Sayles
                         Funds II

Kenneth J.               Trustee             Retired                  38
Cowan
(4/5/32)         Chairman of the Contract                            None
                  Review and Governance
                        Committee

               Since 1993 for IXIS Advisor
               Funds Trust I; 1975 for IXIS
                 Advisor Funds Trust II;
                  2003 for Loomis Sayles
                         Funds II

Richard Darman           Trustee             Partner, The             38
(5/10/43)                                    Carlyle Group
                   Contract Review and       (investments);      Director and
                   Governance Committee      formerly,           Chairman of
                          Member             Professor, John        Board
                                             F. Kennedy School  of Directors,
               Since 1996 for IXIS Advisor   of Government,          AES
                  Funds Trust I and IXIS     Harvard University  Corporation
                 Advisor Funds Trust II;                        (international
                  2003 for Loomis Sayles                        power company)
                         Funds II

Sandra O.        Chairperson of the Board    President,               38
Moose               of Trustees since        Strategic
(2/17/42)             November 2005          Advisory Services    Director,
                                             (management           Verizon
                 Ex officio member of the    consulting);       Communications;
                   Audit Committee and       formerly, Senior
                   Contract Review and       Vice President     Director, Rohm
                   Governance Committee      and Director, The       and
                                             Boston Consulting   Haas Company
               Since 1984 for IXIS Advisor   Group, Inc.          (specialty
               Funds Trust I; 1995 for IXIS  (management         chemicals);
                 Advisor Funds Trust II;     consulting)
                  2003 for Loomis Sayles                        Director, AES
                         Funds II                                Corporation

                                                                  Number of
                                                                Portfolios in
                                                                 Fund Complex
                  Position(s) Held with          Principal       Overseen***
                  the Trusts, Length of        Occupation(s)      and Other
Name and Date      Time Served and Term        During Past 5    Directorships
of Birth                of Office*                Years**            Held
-------------  ----------------------------  -----------------  ---------------
John A. Shane            Trustee             President, Palmer        38
(2/22/33)                                    Service
                  Audit Committee Member     Corporation          Director,
                                             (venture capital       Gensym
               Since 1982 for IXIS Advisor   organization)       Corporation
               Funds Trust I; 1995 for IXIS                     (software and
                 Advisor Funds Trust II;                          technology
                  2003 for Loomis Sayles                           service
                         Funds II                                 provider);

                                                                 Director and
                                                                Chairman of the
                                                                  Board, Abt
                                                                Associates Inc.
                                                                (research and
                                                                  consulting
                                                                    firm)

Cynthia L.               Trustee             Executive Dean           38
Walker                                       for
(7/25/56)         Audit Committee Member     Administration          None
                                             (formerly, Dean
               Since 2005 for IXIS Advisor   for Finance and
               Funds Trust I, IXIS Advisor   CFO), Harvard
                Funds Trust II and Loomis    Medical School
                     Sayles Funds II

INTERESTED TRUSTEES

Robert J.                Trustee             President,               38
Blanding/1/                                  Chairman,
(4/14/47)      Chief Executive Officer for   Director, and           None
555               Loomis Sayles Trust II     Chief Executive
California                                   Officer, Loomis,
Street         Since 2003 for IXIS Advisor   Sayles & Company,
San Francisco,    Funds Trust I and IXIS     L.P.; President
CA 94104       Advisor Funds Trust II; 2002  and Chief
                for Loomis Sayles Funds II   Executive Officer
                                             - Loomis Sayles
                                             Funds I

John T.           President and Trustee      President and            38
Hailer/2/                                    Chief Executive
(11/23/60)      Chief Executive Officer of   Officer, IXIS           None
                IXIS Advisor Funds Trust I   Asset Management
                  and IXIS Advisor Funds     Advisors, L.P.
                         Trust II            and IXIS Asset
                                             Management
               Since 2000 for IXIS Advisor   Distributors,
                  Funds Trust I and IXIS     L.P.; Executive
               Advisor Funds Trust II; 2003  Vice President,
                for Loomis Sayles Funds II   Loomis Sayles
                                             Funds I;
                                             President and
                                             Chief Executive
                                             Officer, AEW Real
                                             Estate Income
                                             Fund, IXIS
                                             Advisor Cash
                                             Management Trust,
                                             IXIS Advisor
                                             Funds Trust III
                                             and IXIS Advisor
                                             Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The trustees of the Trust serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
      President, Chairman, Director and Chief Executive Officer of Loomis
      Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Advisors and the Distributor.

Officers of the Trust

                                Term of
                              Office* and
                  Position(s)  Length of
  Name and Date    Held With     Time          Principal Occupation(s)
    of Birth       the Trust    Served          During Past 5 Years**
  -------------   ----------- -----------      -----------------------

Coleen Downs      Secretary,     Since    Senior Vice President, General
Dinneen           Clerk and    September  Counsel, Secretary and Clerk
(12/16/60)          Chief        2004     (formerly, Deputy General Counsel,
                    Legal                 Assistant Secretary and Assistant
                   Officer                Clerk), IXIS Asset Management
                                          Distribution Corporation, IXIS
                                          Asset Management Distributors,
                                          L.P., and IXIS Asset Management
                                          Advisors, L.P.

Daniel J. Fuss    Executive      Since    Vice Chairman and Director,
(9/27/33)            Vice      June 2003  Loomis, Sayles & Company, L.P.;
One               President               Prior to 2002, President and
Financial                                 Trustee of Loomis Sayles Funds II
Center
Boston, MA
02111

Michael Kardok    Treasurer,     Since    Senior Vice President, IXIS Asset
(7/17/59)         Principal     October   Management Advisors, L.P. and IXIS
                  Financial      2004     Asset Management Distributors,
                     and                  L.P.; formerly, Senior Director,
                  Accounting              PFPC Inc; formerly, Vice President
                   Officer                - Division Manager, First Data
                                          Investor Services, Inc.

Max J. Mahoney      Anti-        Since    Senior Vice President, Deputy
(5/01/62)           Money       August    General Counsel, Assistant
                  Laundering     2005     Secretary and Assistant Clerk,
                   Officer                IXIS Asset Management Distribution
                     and                  Corporation, IXIS Asset Management
                  Assistant               Distributors, L.P. and IXIS Asset
                  Secretary               Management Advisors, L.P.; Chief
                                          Compliance Officer, IXIS Asset
                                          Management Advisors, L.P. ;
                                          formerly, Senior Counsel, MetLife,
                                          Inc.; formerly, Associate Counsel,
                                          LPL Financial Services, Inc.

John E. Pelletier   Chief        Since    Executive Vice President and Chief
(6/24/64)         Operating    September  Operating Officer (formerly,
                   Officer       2004     Senior Vice President, General
                                          Counsel, Secretary and Clerk),
                                          IXIS Asset Management
                                          Distributors, L.P. and IXIS Asset
                                          Management Advisors, L.P.;
                                          Executive Vice President and Chief
                                          Operating Officer (formerly,
                                          Senior Vice President, General
                                          Counsel, Secretary and Clerk),
                                          IXIS Asset Management Distribution
                                          Corporation; Executive Vice
                                          President Chief Operating Officer
                                          and Director (formerly, President,
                                          Chief Operating Officer and
                                          Director), IXIS Asset Management
                                          Services Company.

Kristin Vigneaux    Chief        Since    Chief Compliance Officer for
(9/25/69)         Compliance    August    Mutual Funds, IXIS Asset
                   Officer       2004     Management Distributors, L.P. and
                                          IXIS Asset Management Advisors,
                                          L.P.; formerly, Vice President,
                                          IXIS Asset Management Services
                                          Company.

* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees

   The trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2005, this Committee held six meetings.

   The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include
(i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

   The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2005, this Committee held five meetings.

   The current membership of each committee is as follows:

  Audit Committee                     Contract Review and Governance Committee
  ---------------                     ----------------------------------------
  Daniel M. Cain - Chairman           Kenneth J. Cowan - Chairman
  John A. Shane                       Graham T. Allison, Jr.
  Cynthia L. Walker                   Charles D. Baker
                                      Edward A. Benjamin
                                      Paul G. Chenault
                                      Richard Darman

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

   As of December 31, 2005, the trustees had the following ownership in the
Funds:

Independent Trustees

                               Graham T.      Charles D. Edward A.  Daniel M. Paul G.    Kenneth J. Richard  Sandra O. John A.
Dollar Range of Fund Shares    Allison, Jr.** Baker***   Benjamin** Cain**    Chenault** Cowan**    Darman** Moose**   Shane**
---------------------------    -------------- ---------- ---------- --------- ---------- ---------- -------- --------- -------
Core Plus Bond Fund...........       A            A          A          A         A          B         A         A        A
Massachusetts Tax Free Income
  Fund........................       A            A          A          A         A          A         A         A        A
Global Markets Fund...........       E            A          D          E         A          B         A         A        A
Growth Fund...................       A            A          A          A         A          B         A         A        A
High Income Fund..............       A            A          A          A         A          B         A         A        A
Investment Grade Bond Fund....       A            A          A          A         A          C         A         A        A
Limited Term Government and
  Agency Fund.................       A            A          A          A         A          B         A         A        A
Municipal Income Fund.........       A            A          A          A         A          A         A         A        A
Research Fund.................       A            A          A          A         D          B         A         A        A
Strategic Income Fund.........       A            A          D          A         C          E         A         A        C
Aggregate Dollar Range of
  Fund Shares in Funds
  Overseen by Trustee in the
  Trusts......................       E            A          E          E         E          E         E         E        E

                               Cynthia L.
Dollar Range of Fund Shares    Walker***
---------------------------    ----------
Core Plus Bond Fund...........     A
Massachusetts Tax Free Income
  Fund........................     A
Global Markets Fund...........     A
Growth Fund...................     A
High Income Fund..............     A
Investment Grade Bond Fund....     A
Limited Term Government and
  Agency Fund.................     A
Municipal Income Fund.........     A
Research Fund.................     A
Strategic Income Fund.........     A
Aggregate Dollar Range of
  Fund Shares in Funds
  Overseen by Trustee in the
  Trusts......................     A

*A. None

 B. $1 - 10,000

 C. $10,001 - $50,000

 D. $50,001 - $100,000

 E. over $100,000

** Amounts include notional investments held through the deferred compensation plan.

*** Mr. Baker and Ms. Walker were elected as trustees on June 2, 2005.

Interested Trustees

Dollar Range of Fund Shares*                  Robert J. Blanding John T. Hailer
----------------------------                  ------------------ --------------
Core Plus Bond Fund..........................         A                A
Massachusetts Tax Free Income Fund...........         A                A
Global Markets Fund..........................         E                A
Growth Fund..................................         E                A
High Income Fund.............................         A                A
Investment Grade Bond Fund...................         A                A
Limited Term Government and Agency Fund......         A                A
Municipal Income Fund........................         A                A
Research Fund................................         E                A
Strategic Income Fund........................         E                A
Aggregate Dollar Range of Fund Shares in
  Funds Overseen by Trustee in the Trusts             E                E

*A.None

 B.$1 - 10,000

 C.$10,001 - $50,000

 D.$50,001 - $100,000

 E.over $100,000

Trustee Fees

   The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

   The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P., an affiliate of IXIS Advisors and Loomis Sayles, each Independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund is compensated $200 per Committee meeting that he or she attends in excess of four per year.

   For the period October 1, 2005 to November 18, 2005, the compensation structure for the Chairperson of the Board and attendance fees for the committee meetings were different. Each co-chairman of the Board received a retainer fee at the annual rate of $25,000 in addition to the compensation structure detailed in the paragraph above. Each Committee member received $4,000 for each Committee meeting that he or she attended in person and $2,000 for each Committee meeting that he or she attended telephonically.

   Prior to October 1, 2005, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional retainer fee of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each Trustee was compensated $3,750 for each Committee meeting that he or she attended. The fees paid for the oversight of the AEW Real Estate Income Fund were the same as the current fees.

   During the fiscal year ended September 30, 2005 for IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, Loomis Sayles Funds I and AEW Real Estate Income Fund. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by trusts in the IXIS Advisor Funds Trust and Loomis Sayles Funds Trusts:

                           Aggregate    Aggregate                 Pension or
                          Compensation Compensation  Aggregate    Retirement                   Total
                           from IXIS    from IXIS   Compensation   Benefits     Estimated   Compensation
                            Advisor      Advisor    from Loomis   Accrued as     Annual       from the
                          Funds Trust  Funds Trust  Sayles Funds Part of Fund Benefits Upon     Fund
                               I*          II*       Trust II*     Expenses    Retirement     Complex+
                          ------------ ------------ ------------ ------------ ------------- ------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr....   $20,157       $4,443      $26,635         $0           $0         $108,575
Charles D. Baker/1/......   $ 3,785       $  847      $ 5,615         $0           $0         $ 22,625
Edward A. Benjamin.......   $19,557       $4,265      $25,376         $0           $0         $105,025
Daniel M. Cain...........   $26,430       $5,753      $34,190         $0           $0         $140,810
Kenneth J. Cowan.........   $27,029       $5,931      $35,450         $0           $0         $144,360
Paul G. Chenault.........   $20,157       $4,443      $26,635         $0           $0         $108,575
Richard Darman...........   $20,157       $4,443      $26,635         $0           $0         $108,575
Sandra O. Moose..........   $17,999       $3,916      $23,064         $0           $0         $ 95,900
John A. Shane............   $20,157       $4,443      $26,635         $0           $0         $108,575
Cynthia L. Walker/1/.....   $ 3,785       $  847      $ 5,615         $0           $0         $ 22,625
INTERESTED TRUSTEES
John T. Hailer...........   $     0       $    0      $     0         $0           $0         $      0
Robert J. Blanding.......   $     0       $    0      $     0         $0           $0         $      0

* Amounts include payments deferred by trustees for the fiscal year ended September 30, 2005, with respect to the Trusts. The total amount of deferred compensation accrued for IXIS Advisor Funds Trust I as of September 30, 2005 for the trustees is as follows: Allison ($18,710), Benjamin ($17,715), Cain ($22,495), Cowan ($5,065), Darman ($17,575) and
    Shane ($14,296). The total amount of deferred compensation accrued for IXIS Advisor Funds Trust II as of September, 2005 for the trustees is as follows: Allison ($4,083), Benjamin ($3,817), Cain ($4,872), Cowan ($1,077), Darman ($3,867) and Shane ($3,244). The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September, 2005 for the trustees is as follows: Allison ($23,591), Benjamin ($21,746), Cain ($28,121), Cowan ($6,036), Darman ($22,690) and Shane ($20,089).

+ Total Compensation represents amounts paid for the fiscal year ended September 30, 2005 to a trustee for serving on the board of trustees of eight (8) trusts with a total of thirty-seven (37) funds as of September 30, 2005.

/1/   Mr. Baker and Ms. Walker were elected as trustees on June 2, 2005.

   The IXIS Advisor and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

   Code of Ethics. The Trusts, Loomis Sayles and IXIS Asset Management Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

   Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Funds' investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser shall make available to each Fund, or IXIS Asset Management Advisors, L.P., the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

   Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

   All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

   The specific responsibilities of the Proxy Committee, include,
(1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

   Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

   Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2005 is available without charge (i) through the Funds' websites, www.ixisadvisorfunds.com and www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), formed in 1995, is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"), is a wholly-owned subsidiary of IXIS Asset Management Holdings, LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"). IXIS Distribution Corporation is also the sole general partner of the Distributor. IXIS Asset Management North America owns the entire limited partnership interest in each of IXIS Advisors and the Distributor.

   IXIS Asset Management North America is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des

Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4 place Raoul Dautry, 75015 Paris, France. The registered address of Caisse Nationale des Caisses d'Epargne is 5 rue Masseran, 75007 Paris, France. The registered office of CDC is 56 rue de Lille, 75007 Paris, France.

   The 12 principal affiliated asset management firms of IXIS Asset Management North America collectively had approximately $202.7 billion in assets under management or administration as of December 31, 2005.

   Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Holdings, which in turn is a wholly-owned subsidiary of IXIS Asset Management North America. IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

   Advisory Agreements. Each Fund's advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.

   Each Fund pays all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent accountants and legal counsel for the Funds and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds' adviser, or its affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trusts and Ownership of Shares.")

   Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

   Each advisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Funds' adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940
Act).

   Each advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

   Advisory Administration Agreement. Under separate Advisory Administration Agreements dated September 1, 2003, IXIS Advisors oversees the portfolio management services provided by Loomis Sayles to the Core Plus Bond Fund and Massachusetts Tax Free Income Fund and provides certain administrative services. Subject to the review of the Board of Trustees, IXIS Advisors monitors Loomis Sayles to assure that Loomis Sayles is managing a Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, IXIS Advisors also provides the Funds with administrative services which include, among other things, day-to-day administration of matters related to the Funds' existence, maintenance of its records, preparation of reports and assistance in the preparation of the Funds' registration statements under federal and state laws. IXIS Advisers does not determine what investments will be purchased or sold for any of these Funds.

   Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. For the Growth Fund, Research Fund and Investment Grade Bond Fund, the Distributor began serving as the principal distributor of each class of shares of these funds on July 1, 2003. Prior to July 1, 2003, Loomis Sayles Distributors, L.P. served as the principal distributor for these funds. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

   The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

   Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. (Note that certain Funds do not offer Class B shares and certain funds do not offer Class C shares.)

   Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

   The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

   Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month. As stated in the prospectuses, investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There is an exception to this restriction with respect to the omnibus account in Class B shares of Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). With respect to this exception, Merrill Lynch has represented that it has policies in place that prohibit individual purchases in Class B shares by Merrill Lynch's clients of $100,000 or more and that Merrill Lynch has processes in place to monitor and enforce this limitation with respect to its clients. In addition, Merrill Lynch has represented that it will only accept purchases of Class B shares by Merrill Lynch clients whose households' total Class B share assets (including the purchase) within the IXIS Advisor Funds family total less than $100,000, of which not more than $50,000 can be in the IXIS Advisor Tax Free Income and IXIS Advisor Income Funds ("Fixed Income Funds"). Purchases of Class B shares of the Fixed Income Funds will only be accepted if the client's accumulated household Class B assets (including the purchase) in the Fixed Income Funds total less than $50,000.

   Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such trustees.

   Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the IXIS Advisor Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the relevant Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

   The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds' shares. The Distributor, at its expense, may pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of IXIS Asset Management North America and may receive compensation from each Fund's adviser with respect to sales of Class Y shares. (Note that certain Funds do not currently offer Class Y shares.)

   The Distribution Agreement for any Fund may be terminated at any time on 60 days,' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

   The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

   With the exception of the Distributor, its direct and indirect parent companies and those trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and
(3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

   The Distributor controls the words "IXIS Advisor" in the names of the IXIS Advisor Funds Trusts and if it should cease to be the principal distributor of such Funds' shares, the Trusts may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust and Loomis Sayles Funds I.

   The portion of the various fees and expenses for applicable Funds offering Classes A, B and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below.

All Income Funds (except Limited Term Government and Agency Fund)+

   For Class A shares of the Income Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

                                           Maximum               Maximum               Maximum               Maximum
                                      Sales Charge Paid      Reallowance or          First Year            First Year
                                        by Investors           Commission            Service Fee          Compensation
Investment                          (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                          --------------------- --------------------- --------------------- ---------------------
Less than $100,000.................         4.50%                 4.00%                 0.25%                 4.25%
$100,000 - $249,999................         3.50%                 3.00%                 0.25%                 3.25%
$250,000 - $499,999................         2.50%                 2.15%                 0.25%                 2.40%
$500,000 - $999,999................         2.00%                 1.70%                 0.25%                 1.95%
Investments of $1 million or more
First $3 million...................         none                  1.00%(1)              0.25%                 1.25%
Excess over $3 million.............         none                  0.50%(1)              0.25%                 0.75%
Investments with no Sales Charge
  (2)..............................         none                  0.00%                 0.25%                 0.25%

Limited Term Government and Agency Fund

                                           Maximum               Maximum               Maximum               Maximum
                                      Sales Charge Paid      Reallowance or          First Year            First Year
                                        by Investors           Commission            Service Fee          Compensation
Investment                          (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                          --------------------- --------------------- --------------------- ---------------------
Less than $100,000.................         3.00%                 2.70%                 0.25%                 2.95%
$100,000 - $249,999................         2.50%                 2.15%                 0.25%                 2.40%
$250,000 - $499,999................         2.00%                 1.70%                 0.25%                 1.95%
$500,000 - $999,999................         1.25%                 1.00%                 0.25%                 1.25%
Investments of $1 million or more
First $3 million...................         none                  1.00%(1)              0.25%                 1.25%
Excess over $3 million.............         none                  0.50%(1)              0.25%                 0.75%
Investments with no Sales Charge
  (2)..............................         none                  0.00%                 0.25%                 0.25%

+ Prior to September 12, 2003, Investment Grade Bond Fund offered Institutional and Retail a Classes of shares. On May 21, 2003, Admin Class shares were merged into Retail Class shares; and on September 12, 2003, Retail Class shares were converted to Class A shares of the Funds. On September 12, 2003, Institutional Class shares were converted to Class Y shares of the Funds.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Income Funds under the section "How Sales Charges Are Calculated." Also refers to any Class C share accounts established prior to December 1, 2000.

   The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Income Funds that are paid to securities dealers are shown below:

High Income, Strategic Income, Core Plus Bond and Investment Grade Bond Funds

                                    Maximum
                                Front-End Sales           Maximum                                     Maximum
                                Charge Paid by        Reallowance or      Maximum First Year        First Year
                                   Investors            Commission            Service Fee          Compensation
Investment                   (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                   --------------------- --------------------- --------------------- ---------------------
All amounts for Class B.....         none                  3.75%                 0.25%                 4.00%
All amounts for Class C.....         none                  1.00%                 0.00%                 1.00%

Limited Term Government and Agency Fund

                                    Maximum                                                       Maximum
                                Front-End Sales           Maximum               Maximum          First Year
                                Charge Paid by        Reallowance or          First Year        Compensation
                                   Investors            Commission            Service Fee      (% of offering
Investment                   (% of offering price) (% of offering price) (% of net investment)     price)
----------                   --------------------- --------------------- --------------------- --------------
All amounts for Class B.....         none                  2.75%                 0.25%              3.00%
All amounts for Class C.....         none                  1.00%                 0.00%              1.00%

Municipal Income Fund

   For Class A shares of the Municipal Income Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Municipal Income Fund that are paid to securities dealers are shown below:

                                    Maximum               Maximum               Maximum               Maximum
                               Sales Charge Paid      Reallowance or          First Year            First Year
                                 by Investors           Commission            Service Fee          Compensation
Investment                   (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                   --------------------- --------------------- --------------------- ---------------------
Less than $100,000..........         4.50%                 4.00%                 0.25%                 4.25%
$100,000 - $249,999.........         3.50%                 3.00%                 0.25%                 3.25%
$250,000 - $499,999.........         2.50%                 2.15%                 0.25%                 2.40%
$500,000 - $999,999.........         2.00%                 1.70%                 0.25%                 1.95%
Investments of $1 million
  or more
First $3 million............         none                  1.00%(1)              0.25%                 1.25%
Excess over $3 million......         none                  0.50%(1)              0.25%                 0.75%
Investments with no Sales
  Charge (2)................         none                  0.00%                 0.25%                 0.25%

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A, B and C shares of the Income Funds under the section "How Sales Charges Are Calculated."

   The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Municipal Income Fund that are paid to securities dealers are shown below:

Municipal Income Fund

                                    Maximum
                                   Front-End              Maximum               Maximum               Maximum
                               Sales Charge Paid      Reallowance or          First Year            First Year
                                 by Investors           Commission            Service Fee          Compensation
Investment                   (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                   --------------------- --------------------- --------------------- ---------------------
All amounts for Class B.....         none                  3.75%                 0.25%                 4.00%

Massachusetts Tax Free Income Fund

   For Class A shares of the Massachusetts Tax Free Income Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Massachusetts Tax Free Income Fund that are paid to securities dealers are shown below:

                                    Maximum               Maximum               Maximum               Maximum
                               Sales Charge Paid      Reallowance or          First Year            First Year
                                 by Investors           Commission            Service Fee          Compensation
Investment                   (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                   --------------------- --------------------- --------------------- ---------------------
Less than $50,000...........         4.25%                 3.75%                 0.25%                 4.00%
$50,000 - $99,999...........         4.00%                 3.50%                 0.25%                 3.75%
$100,000 - $249,999.........         3.50%                 3.00%                 0.25%                 3.25%
$250,000 - $499,999.........         2.50%                 2.15%                 0.25%                 2.40%
$500,000 - $999,999.........         2.00%                 1.70%                 0.25%                 1.95%
Investments of $1 million
  or more
First $3 million............         none                  1.00%(1)              0.25%                 1.25%
Excess over $3 million......         none                  0.50%(1)              0.25%                 0.75%
Investments with no Sales
  Charge (2)................         none                  0.00%                 0.25%                 0.25%

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for the Massachusetts Tax Free Income Fund under the section "How Sales Charges Are Calculated."

   The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Massachusetts Tax Free Income Fund that are paid to securities dealers are shown below:

                                                          Maximum               Maximum
                              Maximum Reallowance       First Year             First Year
                                 or Commission          Service Fee           Compensation
Investment                   (% of offering price) (% of net investment) (% of offering period)
----------                   --------------------- --------------------- ----------------------
All amounts for Class B.....         3.75%                 0.25%                  4.00%

Equity Funds+

   For Class A shares of the Research Fund, Growth Fund and Global Markets Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Loomis Sayles Funds that are paid to securities dealers are shown below:

                                                                                  Maximum
                                           Maximum               Maximum        First Year         Maximum
                                      Sales Charge Paid      Reallowance or     Service Fee      First Year
                                        by Investors           Commission        (% of net      Compensation
Investment                          (% of offering price) (% of offering price) investment) (% of offering price)
----------                          --------------------- --------------------- ----------- ---------------------
Less than $50,000..................         5.75%                 5.00%            0.25%            5.25%
$50,000 - $99,999..................         4.50%                 4.00%            0.25%            4.25%
$100,000 - $249,999................         3.50%                 3.00%            0.25%            3.25%
$250,000 - $499,999................         2.50%                 2.15%            0.25%            2.40%
$500,000 - $999,999................         2.00%                 1.70%            0.25%            1.95%
Investments of $1 million or more
First $3 million...................         None                  1.00%(1)         0.25%            1.25%
Excess over $3 million.............         None                  0.50%(1)         0.25%            0.75%
Investments with no Sales Charge
  (2)..............................         None                  0.00%            0.25%            0.25%

+ Prior to September 12, 2003, the Growth Fund and Research Fund offered Institutional and Retail Classes of shares. On May 21, 2003, Admin Class shares were merged into Retail Class shares; and on September 12, 2003, Retail Class shares were converted to Class A shares of the Funds. On September 12, 2003, Institutional Class shares were converted to Class Y shares of the Funds.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Funds under the section "How Sales Charges Are Calculated."

   The Class B (except for the Global Markets Fund which does not offer class B shares) and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Loomis Sayles Funds that are paid to securities dealers are shown below:

                                  Maximum
                              Front-End Sales           Maximum               Maximum               Maximum
                              Charge Paid by        Reallowance or          First Year            First Year
                                 Investors            Commission            Service Fee          Compensation
Investment                 (% of offering price) (% of offering price) (% of net investment) (% of offering price)
----------                 --------------------- --------------------- --------------------- ---------------------
All amounts for Class B...         none                  3.75%                 0.25%                 4.00%
All amounts for Class C...         none                  1.00%                 0.00%                 1.00%

(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Growth Fund and Loomis Sayles Research Fund under the section "How Sales Charges Are Calculated."

All Funds

   Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on
Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation LLC to compensate SG Constellation LLC for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and SG Constellation LLC. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time. For Funds subject to a redemption fee, such fees are paid to the Fund. (Note that certain Funds do not offer Class B shares and certain Funds do not offer Class C shares.)

   For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other IXIS Advisor Fund or if the account is registered in street name.

   The Distributor, the adviser, the subadviser and their affiliates may out of their own resources make additional payments to dealers who sell shares of the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B and C shares, (iii) payments based upon factors such as the length of time the assets of a dealer's clients have been invested in the Funds and the levels of those clients' assets and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm. These payments described in this paragraph may be significant to the dealers receiving the payments and the entities paying them.

   Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Funds' Prospectuses and SAI. Customers will be provided with specific information about any processing or service fees charged by their dealer.

   The commissions and sales charges for the last three fiscal years were allocated as follows:

IXIS ADVISOR TRUST I*

                                            09/30/03 /1/ 09/30/04 09/30/05
                                            -----------  -------- --------
Total commissions on sales of Class A
  shares...................................  $189,617    $130,978 $ 57,237
   Amount reallowed to other securities
     dealers...............................  $169,080    $115,007 $ 50,468
   Amount retained by Distributor..........  $ 20,537    $ 15,971 $  6,769

Total CDSCs on redemptions of Classes A, B
  and C shares.............................  $373,136    $237,298 $115,694
   Amount paid to S.G. Constellation.......  $347,801    $235,561 $114,951
   Amount retained by Distributor*.........  $ 25,335    $  1,737 $    743

* See "Other Arrangements" for information about amounts received by the Distributor from IXIS Advisor Funds Trust I's investment advisers or the Funds directly for providing certain administrative services relating to IXIS Advisor Funds Trust I.

/1/ The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.

IXIS ADVISOR TRUST II*

                                            9/30/03 /1/ 9/30/04 9/30/05
                                            ----------  ------- -------
Total commissions on sales of Class A
  shares...................................  $27,141    $32,428 $23,234
   Amount reallowed to other securities
     dealers...............................  $23,608    $28,205 $20,081
   Amount retained by Distributor..........  $ 3,533    $ 4,223 $ 3,153

Total CDSCs on redemptions of Classes A, B
  and C shares.............................  $20,590    $19,660 $ 1,738
   Amount paid to S.G. Constellation.......  $20,590    $19,660 $ 1,738
   Amount retained by Distributor*.........  $     0    $     0 $     0

* See "Other Arrangements" for information about amounts received by the Distributor from IXIS Advisor Funds Trust II's investment advisers or the Funds directly for providing certain administrative services relating to IXIS Advisor Funds Trust II.

/1/ The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.

LOOMIS SAYLES FUNDS II*

                                            9/30/03 /1/  9/30/04    9/30/05
                                            ----------  ---------- ----------
Total commissions on sales of Class A
  shares...................................  $648,831   $1,880,862 $4,025,606
   Amount reallowed to other securities
     dealers...............................  $581,586   $1,683,746 $3,542,232
   Amount retained by Distributor..........  $ 67,245   $  197,116 $ 4,83,374
Total CDSCs on redemptions of Classes A, B
  and C shares.............................  $401,639   $  531,962 $  566,535
   Amount paid to FEP Capital, L.P.........  $374,111   $  425,043 $  383,962
   Amount retained by Distributor*.........  $ 27,528   $  106,919 $  182,573

* Prior to July 1, 2003 Loomis Sayles Distributors, L.P. served as the distributor to Loomis Sayles Funds II. From July 1, 2003 through
    September 30, 2005, IXIS Asset Management Distributors, L.P. served as the distributor to Loomis Sayles Funds II.

/1/ The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.

   Other Services. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, IXIS Advisors provides the following services to the Funds:
(i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds,
(ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities.

   Prior to July 1, 2003, Loomis Sayles performed these same services for the Loomis Sayles Growth Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Research Fund, pursuant to separate administrative services agreements with each Trust. On July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to IXIS Asset Management Services Company ("IXIS Services"), an affiliate of Loomis Sayles, and IXIS Services performed the services listed above through December 31, 2004.

   For the period January 1, 2003 through September 30, 2003 and the fiscal years ended September 30, 2004 and September 30, 2005, IXIS Advisors received the following fees from the Funds:

                              Fiscal Year    Period     Fiscal Year Fiscal Year
                                 Ended      1/01/03 -      Ended       Ended
Fund                          12/31/02 /*/ 9/30/03 /1*/ 9/30/04 /*/ 9/30/05 /*/
----                          -----------  -----------  ----------- -----------
Core Plus Bond Fund..........  $181,783     $195,955     $198,429    $170,210
High Income Fund.............  $ 32,625     $ 31,130     $ 31,916    $ 27,317
Limited Term Government and
  Agency Fund................  $ 78,121     $ 89,877     $ 88,981    $ 96,860
Massachusetts Tax Free
  Income Fund................  $ 56,477     $ 57,360     $ 57,745    $ 52,354
Municipal Income Fund........  $ 85,701     $ 85,899     $ 84,045    $ 73,067
Strategic Income Fund........  $124,140     $162,160     $337,400    $773,439

/1/ The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.

* For the period January 1, 2003 through September 30, 2003, fiscal year ended September 30, 2004 and October 1, 2004 through December 31, 2004, the table reflects fees paid to IXIS Services.

                                   Period     Period   Fiscal Year Fiscal Year
                                 10/01/02 -  7/01/03 -    Ended       Ended
Fund                              6/30/03*  9/30/03**   9/30/04**   9/30/05**
----                             ---------- ---------- ----------- -----------
Global Markets Fund.............  $ 2,470    $   953    $  9,912    $ 15,386
Growth Fund.....................  $ 6,374    $ 2,537    $ 41,894    $ 99,168
Investment Grade Bond Fund......  $67,850    $27,744    $247,170    $252,634
Research Fund...................  $ 4,735    $ 1,883    $ 14,934    $ 15,927

* For the period October 1, 2002 through June 30, 2003, the table reflects the fees paid to Loomis Sayles.

** For the period July 1, 2003 through September 30, 2003, fiscal year ended September 30, 2004 and the period October 1, 2004 through December 31, 2004, the table reflects fees paid to IXIS Services.

   Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

   Transfer Agency Services. Pursuant to contracts between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares.

   Prior to October 1, 2005, IXIS Asset Management Services Company served as the transfer agent for the Funds and it, along with Boston Financial as sub-transfer agent, provided the same services that Boston Financial now provides. For these services, IXIS Asset Management Services Company received the following fees from the Funds:

                                                     Fiscal Year Fiscal Year
                                 1/01/02 - 1/01/03 -    Ended       Ended
Fund                             12/01/02  9/30/03*    9/30/04     9/30/05
----                             --------- --------- ----------- -----------
Core Plus Bond Fund............. $425,926  $250,569   $283,969   $  314,229
High Income Fund................ $103,655  $ 61,539   $ 79,510   $   95,373
Limited Term Government and
  Agency Fund................... $224,651  $156,896   $207,827   $  243,164
Massachusetts Tax Free Income
  Fund.......................... $167,287  $107,952   $134,784   $   86,855
Municipal Income Fund........... $242,523  $151,736   $184,026   $  104,381
Strategic Income Fund........... $348,358  $273,373   $597,529   $1,028,317

                                                     Fiscal Year Fiscal Year
                                           2/03/03 -    Ended       Ended
Fund                                        9/30/03    9/30/04     9/30/05
----                                       --------- ----------- -----------
Global Markets Fund.......................  $10,450   $ 15,000
Growth Fund...............................  $16,334   $131,875    $430,710
Investment Grade Bond Fund................  $ 7,425   $ 69,000    $ 70,007
Research Fund.............................  $13,244   $ 69,000    $ 69,496

* The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.

   Independent Registered Public Accounting Firm. The Trusts' independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund's financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation.

   Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

   As of September 30, 2005, many of the Portfolio Managers of the Funds managed other accounts in addition to managing the Funds. The following table provides information on the other accounts managed by each Portfolio Manager.

                                      Registered Investment         Other Pooled Investment
                                            Companies                      Vehicles                      Other Accounts
                                  ----------------------------- -------------------------------  -------------------------------
                                                   Advisory fee                  Advisory fee is                  Advisory fee is
                                   Other Accounts  is based on   Other Accounts     based on      Other Accounts     based on
                                      Managed      performance      Managed       performance        Managed       performance
                                  ---------------- ------------ ---------------- --------------  ---------------- --------------
                                  # of    Total    # of  Total  # of    Total    # of    Total   # of    Total    # of    Total
Name of Portfolio Manager         Accts   Assets   Accts Assets Accts   Assets   Accts   Assets  Accts   Assets   Accts   Assets
-------------------------         ----- ---------- ----- ------ ----- ---------- -----  -------- ----- ---------- -----  --------
Mark B. Baribeau.................  9    $1,229 mil   0     $0     3   $1,253 mil   1    $135 mil  139  $4,390 mil   0    $      0
Pamela N. Czekanski..............  8    $1,220 mil   0     $0     3   $1,253 mil   1    $135 mil  139  $4,487 mil   0    $      0
Maureen G. Depp..................  1    $   25 mil   0     $0     0   $        0   0    $      0  11   $2,021 mil   0    $      0
Matthew J. Eagan.................  2    $   53 mil   0     $0     1   $  120 mil   0    $      0  25   $1,045 mil   0    $      0
Daniel J. Fuss...................  12   $7,953 mil   0     $0     4   $  202 mil   0    $      0  85   $8,965 mil   3    $731 mil
Kathleen C. Gaffney..............  4    $5,975 mil   0     $0     0   $        0   0    $      0  42   $4,065 mil   0    $      0
John Hyll........................  4    $  227 mil   0     $0     0   $        0   0    $      0  48   $6,661 mil   0    $      0
Brian James......................  1    $   25 mil   0     $0     2   $  220 mil   1    $ 74 mil  12   $1,195 mil   0    $      0
Steven Kaseta....................  3    $  631 mil   0     $0     6   $2,066 mil   0    $      0  43   $4,071 mil   0    $      0
Warren Koontz....................  3    $   88 mil   0     $0     0   $        0   0    $      0  36   $  631 mil   0    $      0
Peter W. Palfrey.................  1    $  250 mil   0     $0     0   $        0   0    $      0  29   $2,103 mil   0    $      0
Robert Payne.....................  2    $  188 mil   0     $0     0   $        0   0    $      0  10   $  301 mil   0    $      0
Richard G. Raczkowski............  1    $  250 mil   0     $0     2   $   55 mil   0    $      0  31   $  877 mil   1    $326 mil
David W. Rolley..................  3    $1,286 mil   0     $0     0   $        0   0    $      0  17   $    3 mil   0    $      0
Clifton V. Rowe..................  3    $  219 mil   0     $0     0   $        0   0    $      0  46   $1,441 mil   0    $      0
Richard D. Skaggs................  8    $1,220 mil   0     $0     3   $1,253 mil   1    $135 mil  99   $4,311 mil   0    $      0
Martha A. Strom..................  2    $  188 mil   0     $0     0   $        0   0    $      0  5    $   68 mil   0    $      0

Material Conflicts of Interest

   Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of "soft dollar arrangements", which are discussed in the section "Portfolio Transactions and Brokerage".

Portfolio Managers' Compensation

   The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2005:

   Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. It is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed Income Managers

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized by each fixed-income fund is noted in the table below:

FUND                                        MANAGER BENCHMARK
----                                        -----------------
Loomis Sayles Core Plus Bond Fund.......... Lehman Aggregate Index
Loomis Sayles High Income Fund............. Lehman High Yield Index
Loomis Sayles Investment Grade Bond Fund... Lehman Aggregate Index
Loomis Sayles Limited Term Government and
  Agency Fund.............................. Lehman Intermediate Government
                                              Index
Loomis Sayles Massachusetts Tax Free
  Income Fund.............................. Lehman Government/Credit Index
Loomis Sayles Municipal Income Fund........ Lehman Municipal Bond 5 Year Index
Loomis Sayles Strategic Income Fund........ Lehman Aggregate Bond Index

   The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the 5 year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

   Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

   Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

Equity Managers

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark use for the investment style utilized for each equity Fund is noted in the table below:

FUND                                 MANAGER BENCHMARK
----                                 -----------------
Loomis Sayles Research Fund......... S&P 500 Index
Loomis Sayles Global Markets Fund... Lehman Government/Credit Index
                                     Russell 1000 Value Index
                                     Russell 1000 Growth Index
                                     Lehman Global Aggregate Index
                                     Citigroup World Government Bond Index

   Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

General

   Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

   Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

  . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

  . upon retirement a participant will receive a multi-year payout for his or her vested units;

  . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

   Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

   Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers' Ownership of Fund Shares

                                                               Dollar Range of
Name of Portfolio                                             Equity Securities
Manager                  Fund(s) Managed                          Invested
-----------------        -----------------------------------  -----------------

Mark B. Baribeau........ Loomis Sayles Global Markets Fund            A
                         Loomis Sayles Growth Fund                    E

Pamela N. Czekanski..... Loomis Sayles Growth Fund                    E

Maureen G. Depp......... Loomis Sayles Research Fund                  C

Matthew J. Eagan........ Loomis Sayles High Income Fund               A

Daniel J. Fuss.......... Loomis Sayles Global Markets Fund            G
                         Loomis Sayles Strategic Income Fund          G
                         Loomis Sayles Investment Grade Bond          E
                           Fund

Kathleen C. Gaffney..... Loomis Sayles Strategic Income Fund          B
                         Loomis Sayles High Income Fund               A

John Hyll............... Loomis Sayles Limited Term                   A
                           Government and Agency Fund

Brian James............. Loomis Sayles Research Fund                  F

Steven Kaseta........... Loomis Sayles Investment Grade Bond          A
                           Fund

Warren Koontz........... Loomis Sayles Global Markets Fund            B

Peter W. Palfrey........ Loomis Sayles Core Plus Bond Fund            D

Robert Payne............ Loomis Sayles Massachusetts Tax              A
                           Free Income Fund
                         Loomis Sayles Municipal Income Fund          A

Richard G. Raczkowski... Loomis Sayles Core Plus Bond Fund            C

David Rolley............ Loomis Sayles Global Markets Fund            E

Clifton V. Rowe......... Loomis Sayles Limited Term
                           Government and Agency Fund                 A

Richard D. Skaggs....... Loomis Sayles Growth Fund                    E

Martha A. Strom......... Loomis Sayles Massachusetts Tax              A
                           Free Income Fund                           A
                         Loomis Sayles Municipal Income Fund

*A. None

 B. $1 - 10,000

 C. $10,001 - $50,000

 D. $50,001 - $100,000

 E. $100,001 - $500,000

 F. $500,001 - $1,000,000

 G. over $1,000,000

   There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager.

Administrative reasons (such as facilitating compliance with an adviser's or subadviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the IXIS Advisor Funds.

Allocation of Investment Opportunity Among IXIS Advisor and Loomis Sayles Funds (the "Funds") and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

   Loomis Sayles has organized its business into three investment groups: The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

All Income Funds

   In placing orders for the purchase and sale of portfolio securities for each Income Fund, Loomis Sayles always seeks the best price and execution. Some of each Income Fund's portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

All Equity Funds

   In placing orders for the purchase and sale of equity securities for each Equity Fund, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

   Subject to the overriding objective of obtaining the best possible execution of orders, each Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

   Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

   Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and
(g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

   Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

   The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

   If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

   In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

   Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

   Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "Soft Dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

   For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation. Loomis Sayles does not generate "Soft Dollars" on fixed-income transactions.

Brokerage Commissions

   The following tables set forth, for each of the last three fiscal years,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such year. The information in the tables includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commissions rates and prices and their ability to affect difficult trades in less liquid, smaller capitalized, and more closely held issues. When Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the "broker vote" and/or pursuant to Soft Dollar arrangements.

General

   Subject to procedures adopted by the Board of Trustees of each Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with IXIS Asset Management North America or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

   Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions.

   To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses.

   It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                           DESCRIPTION OF THE TRUSTS

   The Declarations of Trust of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series (each, a "Fund"). Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

   The shares of all the Funds (except as noted in this Statement and in each of the Fund's Prospectuses) are divided into four classes: Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectuses. As disclosed in the Prospectus, not every Fund offers each class of shares. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

   The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant Trust. Any general expenses of the relevant Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

   Each Declaration of Trust also permits the Trusts' Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes of shares with such dividend preferences and other rights as the trustees may designate. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or in the case of Loomis Sayles Funds II, merge two or more existing series or classes without shareholder approval. Shareholders' investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new "fund"). In the case of IXIS Advisor Funds Trust I and IXIS Advisor Funds Trust II, final mergers are subject to shareholder approval.

   Each Declaration of Trust provides for the perpetual existence of the Trust. The Trusts or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or any Fund upon written notice to its shareholders.

                                 VOTING RIGHTS

   Shareholders of the Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

   All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts' independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

   There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

   Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to all Trusts except Loomis Sayles Funds I and Loomis Sayles Funds II) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

   The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote,
(2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts' registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

                       SHAREHOLDER AND TRUSTEE LIABILITY

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. Each Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

   Each Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each

Trust provide for indemnification by the Trusts of trustees and officers of the Trusts, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trusts or the Trusts' shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of the Trusts have considered this possible liability and approved the use of a combined Prospectus for Funds of the Trusts.

                               HOW TO BUY SHARES

   The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to IXIS Advisor Funds, or, in the case of a retirement account, the custodian or trustee.

   For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the second business day after receipt. For telephone orders, the settlement date is the third business day after the order is made.

   Shares may also be purchased either in writing, by phone (except for Class Y shares), by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectus through firms that are members of the NASD and that have selling agreements with the Distributor. You may also use IXIS Advisor Funds Personal Access Line(R) (800-225-5478, press 1) or IXIS Advisor Funds Web site (www.ixisadvisorfunds.com) to purchase Fund shares (except for Class Y shares). For more information, see the section "Shareholder Services" in this Statement.

   A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more days to complete.

   The Distributor may at its discretion, for existing clients, accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

   At the discretion of the Distributor, Bank Trust Departments or Trust Companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information.

   If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

                                  REDEMPTIONS

   The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain redemptions of Classes A, B and C shares, and a redemption fee may be charged on redemptions and exchanges of certain of the Funds. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

   The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file.

   If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 1-800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

   In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.ixisadvisorfunds.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

   Check writing is available on Class A shares of Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund. To elect check writing for your account, select the check writing option on your application and complete the attached signature card. To add check writing to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The check writing privilege does not apply to shares for which you have requested share certificates to be issued. Check writing is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. Limited Term Government and Agency Fund, Massachusetts Tax Free Income Fund and the Distributor are in no way responsible for any check writing account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

   Shares purchased by check or through ACH may not be available immediately for redemption. The Funds may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

   The redemption price will be the net asset value per share (less any applicable CDSC and redemption fee) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of a Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

   The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Funds), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account,
(ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee's account.

   The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

   The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

   A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of IXIS Advisor Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

   In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

   Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of each Fund at the beginning of such period. The Funds do not currently impose any redemption charge other than the CDSC imposed by the Funds' distributor, and the redemption fee imposed on certain Funds, both as described in the Prospectuses. The Board of Trustees reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Minimum Balance Policy

   The Funds, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described in the Funds' prospectuses. The fee is subject to change. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during the third week in September of each calendar year, although they may occur at a later date in the year. The fee will not be deducted from Portfolio positions opened after June 30/th/ of that calendar year. Certain accounts, such as accounts using an IXIS Advisors Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

   In its discretion, the Funds may also close an account and send the account holder the proceeds if the account falls below the minimum amount. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation will be liquidated, rather than assessed a fee, if the account balance falls below the minimum required to open an account. The valuation of account balances and the liquidations generally occur in October of each calendar year, although they may occur at a later date in the year. Any account opened after June 30/th/ of a calendar year will not be subject to the liquidation for that calendar year.

Reinstatement Privilege (Class A shares only)

   The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

   Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

                             SHAREHOLDER SERVICES

Open Accounts

   A shareholder's investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, Boston Financial will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Boston Financial may charge a fee for providing duplicate information.

   The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

   The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)

   Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, or through payroll deduction, and are forwarded to Boston Financial for investment in the Fund. A plan may be opened with an initial investment of $25 or more and thereafter regular monthly checks of $25 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan and may be obtained by calling the Distributor at 800-225-5478 or your investment dealer or by visiting the Funds' website at www.ixisadvisorfunds.com.

   This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
Shares)

   The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

   The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

   Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)

   An investor owning a Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

   A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

   In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

   All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

   Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gains Distributions and Taxes" or "Taxation of Funds" below for certain information as to federal income taxes.

   It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. IXIS Advisor Funds may modify or terminate this program at any time.

   Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program

   You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another IXIS Advisor Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other IXIS Advisor Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege

   A shareholder may exchange the shares of any Fund for shares of the same class of another IXIS Advisor Fund, Money Market Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Fund. On all exchanges of Class A or C shares subject to a CDSC and of Class B shares into the Money Market Fund, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Fund for shares of the same class of any other IXIS Advisor Fund listed below, subject to those funds' eligibility requirements and sales charges. Class C shares in accounts of IXIS Advisor Cash Management Trust
- Money Market Series may exchange into Class C shares of a IXIS Advisor Fund subject to its CDSC schedule. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares, or for Class A shares of the Money Market Fund. These options are summarized in the Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund at 800-225-5478 or (2) a written exchange request to the Fund, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

   An exchange transaction is a redemption of shares and is subject to the redemption fee policy. See "Redemptions" below.

   Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

   Before requesting an exchange into any other IXIS Advisor Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

Automatic Exchange Plan (Classes A, B and C Shares)

   As described in the Prospectus following the caption "Additional Investor Services of IXIS Advisor Funds," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Boston Financial is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form to establish an Automatic Exchange Plan is available from Boston Financial or your financial representative.

Broker Trading Privileges

   The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

   Transcripts of account transactions will be provided, for a fee, at the shareholders request. Transcripts for the current calendar year and the past calendar year will be provided free of charge. Requests for transcripts for periods prior to that will be subject to a fee of $10 per transcript up to a maximum of $75 per account.

Self-Servicing Your Account with IXIS Advisor Funds Personal Access Line(R) and Web Site

   IXIS Advisor Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.ixisadvisorfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. IXIS Advisor Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling IXIS Advisor Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.ixisadvisorfunds.com.

   Investor activities through these mediums are subject to the terms and conditions outlined in the following IXIS Advisor Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the IXIS Advisor Funds Personal Access Line/(R)/ or Web site at www.ixisadvisorfunds.com by an investor shall indicate agreement with the following terms and conditions:

          IXIS Advisor Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

   The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

   The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

   You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE IXIS ADVISOR FUNDS PERSONAL ACCESS LINE/(R)/

   You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

   You agree that IXIS Advisor Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

   IXIS Advisor Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and IXIS Advisor Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly IXIS Advisor Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

   The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While IXIS Advisor Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify IXIS Advisor Funds if any of the following occurs:

     1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

     2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

     3. You transmit a transaction for which you do not receive a confirmation number.

     4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

     5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

   Any costs incurred in connection with the use of the IXIS Advisor Funds Personal Access Line/(R)/ or the IXIS Advisor Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly IXIS Advisor Funds makes no warranties concerning the availability of Internet services or network availability.

   IXIS Advisor Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING IXIS ADVISOR FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to IXIS Advisor Funds should be sent to:

   IXIS Advisor Funds
   P. O. Box 219579
   Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

                                NET ASSET VALUE

   The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

   The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

   Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern Time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

   Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

   Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

   The per share net asset value of a class of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share is the net asset value per share next-determined after a properly completed purchase order is accepted by Boston Financial or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B, C or Y share of a Fund is the next-determined net asset value.

                             REDUCED SALES CHARGES

   The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the Funds, is responsible for ensuring that the investor receives current discounts.

   If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper "breakpoint" discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor's account. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members' and other related parties' accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount

   A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the IXIS Advisor Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the IXIS Advisor Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund, IXIS Advisor Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent

   A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $25,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

   A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

   A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

   The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

   State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

   For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder's total investment (calculated at the current public offering price) in all series and classes of the IXIS Advisor Funds (excluding the IXIS Cash Management Trust - Money Market Series (the "Money Market Fund"), unless the shares were purchased through an exchange with another IXIS Advisor Fund) with the purchases and total investment of the shareholder's spouse, parents, children, siblings, in-laws, grandparents, grandchildren, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

   For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of the Adviser

   No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trusts; any director, officer or partner of a client of an adviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

Eligible Governmental Authorities

   There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

   Class A shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

   Class A shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by IXIS Advisors, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans

   Class A shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have $1 million or more in total plan assets or 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

Bank Trust Departments or Trust Companies

   Class A shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

   The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

                                     TAXES

In General

   As described in the Prospectuses, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

   Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Funds based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to IXIS Advisor Funds. In order for a change to be in effect for any dividend or distribution, it must be received by IXIS Advisor Funds on or before the record date for such dividend or distribution.

   If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

   As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Funds

   Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

   So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or
December 31/st/ if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

   For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by a Fund as "exempt-interest dividends"). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by a Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

   Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

   For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in fixed-income securities is not eligible for treatment as qualified dividend income.

   In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

   If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

   The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

Exempt-Interest Dividends

   A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

   Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Massachusetts and Municipal Income Funds. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed Funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Passive Foreign Investment Companies

   Funds that invest in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark-to-market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Foreign Taxes

   Funds that invest in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Foreign Currency Transactions

   Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products

   A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

   Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

   Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. A Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains).

Securities issued or purchased at a discount

   A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Tax-Exempt Shareholders

   Under current law, the Funds serve to "block" (that is, prevent that attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Backup Withholding

   Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters

   Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

   Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

   The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

   If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

   In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

   If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

   Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                            PERFORMANCE INFORMATION

Yield and Total Return

   Each Fund may advertise the yield of each class of its shares. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares.

   Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

   Each of the Tax Free Income Funds may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket. To see the taxable equivalent yield calculation charts for these Funds, see the section entitled "Miscellaneous Investment Practices."

   At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

   Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

                             FINANCIAL STATEMENTS

   The financial statements, financial highlights and the reports of the Independent Registered Public Accounting Firm included in the Funds' annual reports dated September 30, 2005, are also incorporated herein by reference to such reports. The Funds' annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 1-800-225-5478 or by writing to the Funds at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the Funds' website at www.ixisadvisorfunds.com. The annual and semiannual reports are also available on-line at the SEC's website at www.sec.gov.

         Additional Information about Loss Carryforwards Available to the Loomis Sayles Growth Fund

   As disclosed in the notes to the financial statements of the Loomis Sayles Growth Fund, as of September 30, 2005, the Loomis Sayles Growth Fund has capital loss carryforwards available to offset future gains. A significant portion of these losses were obtained in mergers and are therefore subject to limitations under Section 382 of the Internal Revenue Code. Of the total amount disclosed, losses of $42,837,275 were acquired in conjunction with the Fund's November 14, 2003 merger with the CDC Nvest Large Cap Growth Fund, and only $8,361,756 of these losses are available for use by the Loomis Sayles Growth Fund. Additionally, losses of $178,831,978 were acquired on December 17, 2004 when the Fund merged with the CDC Nvest Star Growth Fund. These losses are subject to an annual limitation so that $2,436,721 of loss carryforwards will be available each year for the next seven years. After the application of these limitations, the Loomis Sayles Growth Fund has total available loss carryforwards of $38,643,546, of which $32,451,232 and $6,192,314 expire in 2010 and 2011, respectively.

                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

   Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's, S&P's and Fitch's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

   Corporate and Municipal Bond Ratings

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are subject to substantial credit risk.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. These bonds are considered speculative and are subject to higher credit risk.

   Caa: Bonds which are rated Caa are of poor standing. Such issues are subject to very high credit risk.

   Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default with some prospect of recovery of principal and interest.

   C: Bonds which are rated C are the lowest rated class of bonds and are typically in default, and issues so rated can be regarded as having extremely poor prospects of recovery of principal and interest.

   Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

   Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

   Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

   Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

   Issue Credit Rating Definitions

   A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

   Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

   Investment-Grade

   AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Speculative Grade

   Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

   C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

   r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

   N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

   Commercial Paper Rating Definitions

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

   A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

   D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment on market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category. Speculative Grade

BB

Speculative

'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

[_] For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

[_] For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

[_] For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

[_] For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

[_] For issuers and performing obligations, default of some kind appears probable.

[_] For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

[_] For issuers and performing obligations, default is imminent.

[_] For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

[LOGO OF LOOMIS SAYLES FUNDS]

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

LOOMIS SAYLES FUNDS I

Loomis Sayles Bond Fund
Loomis Sayles Global Bond Fund
Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

LOOMIS SAYLES FUNDS II

Loomis Sayles Aggressive Growth Fund
Loomis Sayles Small Cap Growth Fund
Loomis Sayles Value Fund
Loomis Sayles Tax-Managed Equity Fund

This Statement of Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the series of Loomis Sayles Funds I or Loomis Sayles Funds II listed above (collectively the "Funds," with each series being known as a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied by or preceded by the Loomis Sayles Retail Income Funds Prospectus or Loomis Sayles Retail Equity Funds Prospectus, each dated February 1, 2006, each as from time to time revised or supplemented. This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594, by calling 1-800-633-3330 or by visiting www.loomissayles.com.

The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 1-800-633-3330 or by visiting the Funds' website at www.loomissayles.com.

                               TABLE OF CONTENTS

THE TRUSTS.................................................................   3
INVESTMENT STRATEGIES AND RISKS............................................   3
   Investment Restrictions.................................................   3
   Investment Strategies...................................................  15
TEMPORARY DEFENSIVE POSITION...............................................  31
PORTFOLIO TURNOVER.........................................................  32
PORTFOLIO HOLDINGS INFORMATION.............................................  32
MANAGEMENT OF THE TRUSTS...................................................  33
OWNERSHIP OF FUND SHARES...................................................  41
INVESTMENT ADVISORY AND OTHER SERVICES.....................................  50
PORTFOLIO MANAGEMENT INFORMATION...........................................  58
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  62
DESCRIPTION OF THE TRUSTS..................................................  66
   Voting Rights...........................................................  66
   Shareholder and Trustee Liability.......................................  67
HOW TO BUY SHARES..........................................................  68
REDEMPTIONS................................................................  68
SHAREHOLDER SERVICES.......................................................  70
NET ASSET VALUE............................................................  72
TAXES......................................................................  73
PERFORMANCE INFORMATION....................................................  78
FINANCIAL STATEMENTS.......................................................  79
APPENDIX A................................................................. A-1

                                  THE TRUSTS

       Loomis Sayles Funds I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (a "Declaration of Trust") dated December 23, 1993, as amended and restated on June 22, 2005, and is a "series" company as described in Section 18(f)(2) of the Investment Company Act of 1940 (the "1940 Act"). Prior to July 1, 2003, Loomis Sayles Funds I was named "Loomis Sayles Investment Trust." The Trust offers a total of ten series.

       The Loomis Sayles Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 16, 1991. The Loomis Sayles Global Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 10, 1991. The Loomis Sayles Small Cap Value Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 13, 1991. The Loomis Sayles Inflation Protected Securities Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 21, 1991. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Small Cap Value Fund each reorganized into newly created series of Loomis Sayles Funds I and ceased to be series of Loomis Sayles Funds II on September 12, 2003.

       Loomis Sayles Funds II is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (a "Declaration of Trust") dated February 20, 1991, as amended and restated on July 21, 2005, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust offers a total of twelve series. Prior to July 1, 2003, Loomis Sayles Funds II was named "Loomis Sayles Funds."

       The Loomis Sayles Aggressive Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 2, 1997. The Loomis Sayles Small Cap Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 2, 1997. The Loomis Sayles Value Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 13, 1991. The Loomis Sayles Tax-Managed Equity Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on October 1, 1995. Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares on May 21, 2003. The Loomis Sayles Tax-Managed Equity Fund reorganized into a newly created series of Loomis Sayles Funds II and ceased to be a series of Loomis Sayles Funds I on September 12, 2003.

                        INVESTMENT STRATEGIES AND RISKS

Investment Restrictions

       The following is a description of restrictions on the investments to be made by the Funds. The investment objective of the Loomis Sayles Tax-Managed Equity Fund as set forth in its Prospectus and the restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. Except in the case of the 15% limitation on illiquid securities, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Loomis Sayles Bond Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Global Bond Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Small Cap Value Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Inflation Protected Securities Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       (16) Invest more than 20% of its net assets (plus any borrowings made for investment purposes) in securities that are not backed by the full faith and credit of the U.S. government. Prior to implementation of any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders. In interpreting this restriction, the 20% policy is applied to current market value.

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       In restriction (16), the 20% policy is applied to current market value. However, if the Fund no longer meets the 20% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it would be required to make future investments in a manner that would bring the Fund into compliance with the 20% requirement, but would not be required to sell portfolio holdings that have increased in value.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Aggressive Growth Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Small Cap Growth Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Value Fund may not:

       (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9)   Borrow money, except to the extent permitted under the 1940 Act.

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

       *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

       The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

       For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Tax-Managed Equity Fund may not:

       *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(3) Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither
              (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

       *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

       *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

       (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

       The Loomis Sayles Tax-Managed Equity Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

       Although authorized to invest in restricted securities, the Loomis Sayles Tax-Managed Equity Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

       For purposes of the foregoing restrictions, the Loomis Sayles Tax-Managed Equity Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Loomis Sayles Tax-Managed Equity Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without 60 days notice to shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.

   Loomis Sayles Bond Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities.

   Loomis Sayles Global Bond Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities.

   Loomis Sayles Inflation Protected Securities Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-protected securities.

   Loomis Sayles Small Cap Growth Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

   Loomis Sayles Small Cap Value Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

   Loomis Sayles Tax-Managed Equity Fund

       The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities.

Investment Strategies

       The following is a list of certain investment strategies, including particular types of securities or specific practices, that may be used by Loomis Sayles in managing the Funds. Each Fund's primary strategies are detailed in its Prospectus. The list of securities under each category below is not intended to be an exclusive list of securities for investment. Loomis Sayles may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the categories listed below or the securities specially enumerated under each category. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below.

Fund                           Securities                               Practices
----                           ---------------------------------------- ------------------------------
Bond Fund                      Debt Securities (Investment-Grade        Temporary Defensive Strategies
                               Bonds, Corporate Securities, Convertible Repurchase Agreements
                               Securities, U.S. Government Securities,  Swap Contracts
                               Lower-Quality Debt Securities, Preferred Illiquid Securities
                               Stock, Zero-Coupon Securities, 144a      Futures Contracts
                               Securities, Mortgage-Related Securities, Options
                               Stripped Mortgage-Backed Securities,
                               Asset-Backed Securities, REITs, When-
                               Issued Securities, Commercial Paper,
                               Collateralized Mortgage Obligations)
                               Foreign Securities (Emerging Markets,
                               Currency Hedging Transactions,
                               Supranational Entities)

Global Bond Fund               Debt Securities (Investment-Grade        Temporary Defensive Strategies
                               Bonds, Corporate Bonds, Convertible      Repurchase Agreements
                               Securities, World Government Securities, Currency Hedging Transactions
                               Lower-Quality Debt Securities, Asset-    Futures Contracts Options
                               Backed Securities, Zero-Coupon
                               Securities, 144a Securities, Mortgage-
                               Related Securities, REITs, When-Issued
                               Securities, Commercial Paper,
                               Collateralized Mortgage Obligations)
                               Foreign Securities (Emerging Markets,
                               Supranational Entities)

Small Cap Value Fund           Equity Securities (REITs, Investment     144a Securities
                               Companies, Small Cap Companies)          Hedging Transactions
                               Foreign Securities (Emerging Markets,    Temporary Defensive Strategies
                               Currency Hedging Transactions)

Inflation Protected Securities Debt Securities (U.S. Government         Futures Transactions
Fund                           Securities, Mortgage-Related             Temporary Defensive Strategies
                               Securities)

Fund                    Securities                              Practices
----                    --------------------------------------- ------------------------------
Aggressive Growth Fund  Equity Securities (REITs, Mid Cap       Initial Public Offerings
                        Companies)                              144a Securities
                        Foreign Securities (Emerging Markets,   Options
                        Currency Hedging Transactions)          Futures Contracts
                                                                Hedging Transactions
                                                                Temporary Defensive Strategies
                                                                Securities Lending

Small Cap Growth Fund   Equity Securities (Small Cap Companies) 144a Securities
                        Foreign Securities (Emerging Markets,   Options
                        Currency Hedging Transactions)          Futures Contracts
                                                                Securities Lending
                                                                Temporary Defensive Strategies

Value Fund              Equity Securities (Mid Cap Companies,   Temporary Defensive Strategies
                        Large Cap Companies, Warrants,
                        Convertible Securities, REITs,
                        144a Securities) Foreign Securities
                        (Emerging Markets)

Tax-Managed Equity Fund Equity Securities (Mid Cap Companies,   Temporary Defensive Strategies
                        Large Cap Companies, Small Cap          When-Issued Securities
                        Companies, REITs)                       144a Securities
                        Debt Securities (U.S. Government
                        Securities, Zero Coupon Securities,
                        Convertible Securities)

Adjustable Rate Mortgage Security ("ARM")

       An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities

       The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. (Mortgage-related securities are a type of asset-backed security). Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-related securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Bank Loans

       The Loomis Sayles Bond Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund's investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender's portion of the senior loan.

Collateralized Mortgage Obligations ("CMOs")

       CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-related securities may be considered derivative securities.

Common Stocks and Other Equity Securities

       Common stocks, preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

       Growth stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Tax-Managed Equity Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

       Value stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Value Fund and the Loomis Sayles Small Cap Value Fund generally invest a significant portion of their assets in value stocks.

Convertible Securities

       Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

Depositary Receipts

       Certain Funds may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Emerging Markets

       Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

       In determining whether to invest in securities of foreign issuers, the adviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund's net income available for distribution to shareholders.

Fixed-Income Securities

       Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

       To be considered investment-grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

       A fixed-income security will be considered a lower-rated fixed-income security ("junk bond") if it is of below investment-grade quality. To be considered investment-grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower-rated fixed-income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

       Lower-rated fixed-income securities are subject to greater credit risk and market risk than higher quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower-rated fixed-income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed-income securities. The market for lower-rated fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower-rated fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

       For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Hedging Transactions

       To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. A Fund's use of currency hedging transactions may be limited by tax considerations. The adviser may decide not to engage in currency hedging transactions and there is no assurance that any currency hedging strategy used by the Fund will succeed. In addition, suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. A Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions.

Foreign Currency Transactions

       Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Securities

       A Fund may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

       Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

       In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

       There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Illiquid Securities

       Certain Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

       Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and
Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Investment Companies

       Investment companies, including companies such as "iShares," "SPDRs" and "VIPERs," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, a Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

       Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Investment Pools of Credit-Linked, Credit-Default, Interest Rate,
Currency-Exchange and Equity-Linked Swap Contracts

       Certain Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually a "Swap" and all together "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of Swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swaps may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

Initial Public Offerings

       Certain funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund's investment in IPO securities may have a significant impact on the Fund's performance and may result in significant capital gains.

Mortgage-Related Securities

       Mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of the Fund's portfolio securities.

Investment-Grade Debt Securities

       Certain Funds may invest in investment-grade debt securities, which include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Lower Quality Debt Securities

       Certain Funds may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment-grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher-quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a Fund investing in higher-quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of such market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment-grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Money Market Instruments

       A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

       Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Options and Futures Transactions

       An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

       If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

       The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

       Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

       An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

       An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

       Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

       In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

       A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

       When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

       Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

       Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Pay-in-Kind Securities

       Certain Funds may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Private Placements

       The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult or impossible to sell the securities when its investment adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely-held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

       While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933 (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

       The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of the Funds' investment adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

       Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately-negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

       Certain Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Real Estate Investment Trusts ("REITs")

       REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified outside of real estate, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the 1940 Act.

       REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

       A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Repurchase Agreements

       A Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and
(iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Rule 144A Securities

       Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under
Section 4(2) of the Securities Act. Investing in Rule 144A securities and
Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Securities Lending

       A Fund may lend from its total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called if possible, so that the securities may be voted by the Fund. A Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trust or persons acting pursuant to the direction of the Boards.

       These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-Term Trading

       The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

       The Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Structured Notes

       Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

       Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.

       Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Step Coupon Securities

       Certain Funds may invest in step coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

"Stripped" Securities

       Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Supranational Entities

       A Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Swap Transactions

       A Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

Tax Exempt Securities

       The Funds may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax. Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income.

       The ability of the Funds to invest in securities other than tax-exempt securities is limited by a requirement of the Internal Revenue Code of 1986, as amended (the "Code"), that, in order to be qualified to pay exempt-interest dividends, at least 50% of the value of such Fund's total assets be invested in obligations the interest on which is exempt from federal income tax at the end of each calendar quarter.

       Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

       There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

       The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source.

The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

       The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

       The Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by such Fund.

       Securities in which a Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Securities in the same manner.

       From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Funds and the value of such Funds' portfolios could be materially affected, in which event such Funds would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

       All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

   U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

   U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

   Treasury Inflation-Protected Securities ("TIPS") - Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

   Ginnie Maes - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

   Fannie Maes - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

   Freddie Macs - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

       U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

       The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Warrants

       Certain Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

When-Issued Securities

       "When-issued" equity securities are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Zero Coupon Securities

       Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because a Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

                         TEMPORARY DEFENSIVE POSITION

       Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser of the Fund may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.

       In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                              PORTFOLIO TURNOVER

       Each Fund's turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by each Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

       Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will vary significantly from time to time depending on the volatility of economic and market conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate or limit Loomis Sayles' investment discretion in managing the assets of each Fund. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

                        PORTFOLIO HOLDINGS INFORMATION

       The Funds have adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, full portfolio holdings information will not be available except on a monthly basis following an aging period of at least 30 days between the date of the information and the date on which it is disclosed. However, holdings information for certain Funds, such as the Loomis Sayles Small Cap Value Fund, may be subject to aging periods that are longer than 30 days if the specific investment style warrants aging beyond 30 days prior to public dissemination. A list of the Funds' top 10 holdings will generally be available on a monthly basis within 5 days of month-end. The portfolio holdings information will generally be made available on the Fund's website at www.loomissayles.com. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

       The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the
Funds:

   (1) Disclosure of portfolio holdings posted on the Funds' website, provided the information is shared no sooner than the next day following the day on which the information is posted;

   (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, its principal underwriter or an affiliate of the Funds' principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Vestek (daily disclosure of full portfolio holdings, provided the next business day); and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

   (3) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds' adviser (portfolio holdings of issuers as of record date for shareholder meetings);

   (4) Disclosure to employees of the Funds' adviser, principal underwriter, administrator, custodian and fund accounting agent, as well as to broker-dealers executing portfolio transactions for the fund, provided that such disclosure is made for bona fide business purposes; and

   (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

       With respect to (5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entity that receives information pursuant to this exception is GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds' semiannual financial statements, quarterly Form N-Q filing and other related items. The Funds' Board of Trustees exercises oversight of the disclosure of the Funds' portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds' policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

       In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Funds' policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Funds or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                           MANAGEMENT OF THE TRUSTS

       The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Trustees and Officers

       The table below provides certain information regarding the trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the 1940 Act of the Trusts. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered "independent" for the purposes of the requisite approval. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust.

       Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                                                                                      Number of
                                                                                  Portfolios in Fund
                          Position(s) Held with                                        Complex
                          the Trust, Length of                                     Overseen*** and
                             Time Served and    Principal Occupation(s) During          Other
Name and Date of Birth       Term of Office*            Past 5 Years**            Directorships Held
------------------------  --------------------- ------------------------------ ------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.     Trustee since 2003   Douglas Dillon Professor and              38
(3/23/40)                                       Director of the Belfer Center
                          Contract Review and   of Science for International      Director, Taubman
                          Governance Committee  Affairs, John F. Kennedy         Centers, Inc. (real
                                 Member         School of Government,          estate investment trust)
                                                Harvard University

Charles D. Baker           Trustee since 2005   President and Chief Executive             38
(11/13/56)                                      Officer,
                          Contract Review and   Harvard Pilgrim Health Care              None
                          Governance Committee  (health plan)
                                 Member

                                                                                              Number of
                                                                                          Portfolios in Fund
                             Position(s) Held with                                             Complex
                             the Trust, Length of                                          Overseen*** and
                                Time Served and       Principal Occupation(s) During            Other
Name and Date of Birth          Term of Office*               Past 5 Years**              Directorships Held
------------------------  --------------------------- ------------------------------ -----------------------------
Edward A. Benjamin            Trustee since 2002      Retired                                     38
(5/30/38)
                              Contract Review and                                         Director, Precision
                             Governance Committee                                         Optics Corporation
                                    Member                                               (optics manufacturer)

Daniel M. Cain                Trustee since 2003      President and Chief Executive               38
(2/24/45)                                             Officer, Cain Brothers &
                             Chairman of the Audit    Company, Incorporated          Director, Sheridan Healthcare
                                   Committee          (investment banking)             Inc. (physician practice
                                                                                              management)

Paul G. Chenault              Trustee since 2000      Retired; Trustee, First                     38
(9/12/33)                                             Variable Life (variable life
                              Contract Review and     insurance)                        Director, Mailco Office
                             Governance Committee                                       Products, Inc. (mailing
                                    Member                                                    equipment)

Kenneth J. Cowan              Trustee since 2003      Retired                                     38
(4/5/32)
                           Chairman of the Contract                                              None
                             Review and Governance
                                   Committee

Richard Darman                Trustee since 2003      Partner, The Carlyle Group                  38
(5/10/43)                                             (investments); formerly,
                              Contract Review and     Professor, John F. Kennedy       Director and Chairman of
                             Governance Committee     School of Government,             Board of Directors, AES
                                    Member            Harvard University              Corporation (international
                                                                                            power company)

Sandra O. Moose               Trustee since 2003      President, Strategic Advisory               38
(2/17/42)                                             Services (management
                          Chairperson of the Board of consulting); formerly, Senior        Director, Verizon
                            Trustees since November   Vice President and Director,          Communications;
                                     2005             The Boston Consulting Group,
                                                      Inc. (management consulting)      Director, Rohm and Haas
                           Ex officio member of the                                       Company (specialty
                              Audit Committee and                                             chemicals);
                              Contract Review and
                             Governance Committee                                      Director, AES Corporation

                                                                                      Number of Portfolios
                           Position(s) Held with                                        in Fund Complex
                           the Trust, Length of                                         Overseen*** and
                              Time Served and     Principal Occupation(s) During      Other Directorships
Name and Date of Birth        Term of Office*             Past 5 Years**                      Held
----------------------    ----------------------- ------------------------------ ------------------------------
John A. Shane               Trustee since 2003    President, Palmer Service                    38
(2/22/33)                                         Corporation (venture capital
                          Audit Committee Member  organization)                   Director, Gensym Corporation
                                                                                    (software and technology
                                                                                       service provider);

                                                                                  Director and Chairman of the
                                                                                   Board, Abt Associates Inc.
                                                                                 (research and consulting firm)

Cynthia L. Walker           Trustee since 2005    Executive Dean for                           38
(7/25/56)                                         Administration (formerly,
                          Audit Committee Member  Dean for Finance and CFO),                  None
                                                  Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/       Trustee since 2002    President, Chairman, Director,               38
(4/14/47)                                         and Chief Executive Officer,
555 California Street     Chief Executive Officer Loomis, Sayles & Company,                   None
San Francisco, CA 94104                           L.P.; President and Chief
                                                  Executive Officer - Loomis
                                                  Sayles Funds I; Chief
                                                  Executive Officer - Loomis
                                                  Sayles Funds II

John T. Hailer/2/           Trustee since 2003    President and Chief Executive                38
(11/23/60)                                        Officer, IXIS Asset
                                 President        Management Advisors, L.P.                   None
                                                  and IXIS Asset Management
                                                  Distributors, L.P.; Executive
                                                  Vice President, Loomis Sayles
                                                  Funds I; President and Chief
                                                  Executive Officer, AEW Real
                                                  Estate Income Fund, IXIS
                                                  Advisor Cash Management
                                                  Trust, IXIS Advisor Funds
                                                  Trust I, IXIS Advisor Funds
                                                  Trust II, IXIS Advisor Funds
                                                  Trust III and IXIS Advisor
                                                  Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The trustees of the Trust serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
       Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Advisors and the Distributor.

Officers of the Trust

                                                            Term of
                                                          Office* and
                                   Position(s)             Length of
                                    Held With                Time          Principal Occupation(s)
Name and Date of Birth              the Trust               Served          During Past 5 Years**
----------------------    ------------------------------ -------------- ------------------------------
Coleen Downs Dinneen        Secretary, Clerk and Chief       Since      Senior Vice President, General
(12/16/60)                        Legal Officer          September 2004 Counsel, Secretary and Clerk
                                                                        (formerly, Deputy General
                                                                        Counsel, Assistant Secretary
                                                                        and Assistant Clerk), IXIS
                                                                        Asset Management
                                                                        Distribution Corporation, IXIS
                                                                        Asset Management
                                                                        Distributors, L.P., and IXIS
                                                                        Asset Management Advisors,
                                                                        L.P.

Daniel J. Fuss               Executive Vice President        Since      Vice Chairman and Director,
(9/27/33)                  (Loomis Sayles Funds Trusts     June 2003    Loomis, Sayles & Company,
One Financial Center                  only)                             L.P.; Prior to 2002, President
Boston, MA 02111                                                        and Trustee of Loomis Sayles
                                                                        Funds II

Michael Kardok            Treasurer, Principal Financial     Since      Senior Vice President, IXIS
(7/17/59)                     and Accounting Officer      October 2004  Asset Management Advisors,
                                                                        L.P. and IXIS Asset
                                                                        Management Distributors,
                                                                        L.P.; formerly, Senior
                                                                        Director, PFPC Inc; formerly,
                                                                        Vice President - Division
                                                                        Manager, First Data Investor
                                                                        Services, Inc.

Max J. Mahoney                Anti-Money Laundering          Since      Senior Vice President, Deputy
(5/01/62)                     Officer and Assistant       August 2005   General Counsel, Assistant
                                    Secretary                           Secretary and Assistant Clerk,
                                                                        IXIS Asset Management
                                                                        Distribution Corporation, IXIS
                                                                        Asset Management
                                                                        Distributors, L.P. and IXIS
                                                                        Asset Management Advisors,
                                                                        L.P.; Chief Compliance
                                                                        Officer, IXIS Asset
                                                                        Management Advisors, L.P. ;
                                                                        formerly, Senior Counsel,
                                                                        MetLife, Inc.; formerly,
                                                                        Associate Counsel, LPL
                                                                        Financial Services, Inc.

John E. Pelletier            Chief Operating Officer         Since      Executive Vice President and
(6/24/64)                                                September 2004 Chief Operating Officer
                                                                        (formerly, Senior Vice
                                                                        President General Counsel,
                                                                        Secretary and Clerk), IXIS
                                                                        Asset Management
                                                                        Distributors, L.P. and IXIS
                                                                        Asset Management Advisors,
                                                                        L.P.; Executive Vice President
                                                                        and Chief Operating Officer
                                                                        (formerly, Senior Vice
                                                                        President, General Counsel,
                                                                        Secretary and Clerk), IXIS
                                                                        Asset Management
                                                                        Distribution Corporation;
                                                                        Executive Vice President,
                                                                        Chief Operating Officer and
                                                                        Director (formerly, President,
                                                                        Chief Operating Officer and
                                                                        Director), IXIS Asset
                                                                        Management Services
                                                                        Company.

Kristin Vigneaux             Chief Compliance Officer        Since      Chief Compliance Officer for
(9/25/69)                                                 August 2004   Mutual Funds, IXIS Asset
                                                                        Management Distributors, L.P.
                                                                        and IXIS Asset Management
                                                                        Advisors, L.P.; formerly, Vice
                                                                        President, IXIS Asset
                                                                        Management Services
                                                                        Company.

* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Mr. Fuss is an officer of the Loomis Sayles Funds Trusts only. Previous positions during the past five years with IXIS Asset Management Distributors,

L.P. (the "Distributor"), IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees

       The trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2005, this Committee held six meetings.

       The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include
(i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

       The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2005, this Committee held five meetings.

The current membership of each committee is as follows:

       Audit Committee           Contract Review and Governance Committee
       ---------------           ----------------------------------------
       Daniel M. Cain - Chairman Kenneth J. Cowan - Chairman
       John A. Shane             Graham T. Allison, Jr.
       Cynthia L. Walker         Charles D. Baker
                                 Edward A. Benjamin
                                 Paul G. Chenault
                                 Richard Darman

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

       As of December 31, 2005, the trustees had the following ownership in the
Funds:

Interested Trustees:

Dollar Range of Fund Shares*                  Robert J. Blanding John T. Hailer
----------------------------                  ------------------ --------------
Loomis Sayles Aggressive Growth Fund                  C                A
Loomis Sayles Bond Fund                               E                A
Loomis Sayles Global Bond Fund                        A                A
Loomis Sayles Inflation Protected Securities
  Fund                                                A                A
Loomis Sayles Small Cap Growth Fund                   E                C
Loomis Sayles Small Cap Value Fund                    E                E
Loomis Sayles Tax-Managed Equity Fund                 A                A
Loomis Sayles Value Fund                              D                A
Aggregate Dollar Range of Fund Shares in All          E                E
  Funds Overseen by Trustee in the Fund
  Complex
*A. None
 B. $1 - 10,000
 C. $10,001 - $50,000
 D. $50,001 - $100,000
 E. over $100,000

Independent Trustees:

Dollar Range           Graham T.   Charles D. Edward A.  Daniel M. Paul G.  Kenneth J. Richard  Sandra O. John A. Cynthia L.
of Fund Shares*       Allison, Jr.   Baker    Benjamin**   Cain    Chenault  Cowan**   Darman**   Moose    Shane    Walker
---------------       ------------ ---------- ---------- --------- -------- ---------- -------- --------- ------- ----------
Loomis Sayles
  Aggressive
  Growth Fund              A           A          A          A        A         B         A         A        A        A
Loomis Sayles Bond
  Fund                     A           A          A          A        A         B         A         A        A        A
Loomis Sayles
  Global Bond Fund         A           A          C          A        A         B         A         A        A        A
Loomis Sayles
  Inflation Protected
  Securities Fund          A           A          A          A        A         A         A         A        A        A
Loomis Sayles Small
  Cap Growth Fund          A           A          A          A        A         B         A         A        A        A
Loomis Sayles Small
  Cap Value Fund           A           A          C          A        C         B         A         A        A        A
Loomis Sayles
  Tax-Managed
  Equity Fund              A           A          A          A        A         B         A         A        A        A
Loomis Sayles Value
  Fund                     A           A          A          A        A         B         A         A        A        A
Aggregate Dollar
  Range of Fund
  Shares in All
  Funds Overseen
  by Trustee in the
  Fund Complex             E           A          E          E        E         E         E         E        E        A

*A. None
 B. $1 - 10,000
 C. $10,001 - $50,000
 D. $50,001 - $100,000
 E. over $100,000
** Amounts include notional investments held through the deferred compensation plan.

Trustee Fees

       The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

       The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting her or she attends telephonically. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P., an affiliate of IXIS Advisors and Loomis Sayles, each Independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund is compensated $200 per Committee meeting that he or she attends in excess of four per year.

       For the period October 1, 2005 to November 18, 2005, the compensation structure for the Chairperson of the Board and attendance fees for the committee meetings were different. Each co-chairman of the Board received a retainer fee at the annual rate of $25,000 in addition to the compensation structure detailed in the paragraph above. Each Committee member received $4,000 for each Committee meeting that he or she attended in person and $2,000 for each Committee meeting that he or she attended telephonically.

       Prior to October 1, 2005, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional retainer fee of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each Trustee was compensated $3,750 for each Committee meeting that he or she attended. The fees paid for the oversight of the AEW Real Estate Income Fund were the same as the current fees.

       During the fiscal year ended September 30, 2005 for, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund and Loomis Sayles Funds I. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by trusts in the IXIS Advisor Funds Trust and Loomis Sayles Funds
Trusts:

                              Compensation Table
                For the Fiscal Year Ended September 30, 2005/1/

                                                 Pension or
                                                 Retirement
                        Aggregate    Aggregate    Benefits  Estimated     Total
                       Compensation Compensation Accrued as   Annual   Compensation
                       from Loomis  from Loomis   Part of    Benefits    from the
                       Sayles Funds Sayles Funds    Fund       Upon        Fund
                         Trust I*    Trust II**   Expenses  Retirement   Complex+
                       ------------ ------------ ---------- ---------- ------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.   $41,108      $26,635        $0         $0       $108,575
Charles D. Baker/1/      $ 8,919      $ 5,615        $0         $0       $ 22,625
Edward A. Benjamin       $39,914      $25,376        $0         $0       $105,025
Daniel M. Cain           $54,177      $34,190        $0         $0       $140,810
Kenneth J. Cowan         $55,371      $35,450        $0         $0       $144,360
Paul G. Chenault         $41,108      $26,635        $0         $0       $108,575
Richard Darman           $41,108      $26,635        $0         $0       $108,575
Sandra O. Moose          $36,242      $23,064        $0         $0       $ 95,900
John A. Shane            $41,108      $26,635        $0         $0       $108,575
Cynthia L. Walker/1/     $ 8,919      $ 5,615        $0         $0       $ 22,625
INDEPENDENT TRUSTEES
John T. Hailer           $     0      $     0        $0         $0       $      0
Robert J. Blanding       $     0      $     0        $0         $0       $      0

* Amounts include payments deferred by trustees for the fiscal year ended September 30, 2005, with respect to Loomis Sayles Funds I. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust I as of September 30, 2005 for the trustees is as follows: Allison ($189,748), Benjamin ($26,551), Cain ($50,407), Chenault ($9,163), Cowan ($35,211) and Darman
($67,636).

** Amounts include payments deferred by trustees for the fiscal year ended September 30, 2005, with respect to Loomis Sayles Funds II. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2005 for the trustees is as follows: Allison ($319,808), Benjamin ($44,750), Cain ($84,957), Chenault ($15,444), Cowan ($59,346) and Darman
($113,996).

+ Total Compensation represents amounts paid during the fiscal year ended September 30, 2005 to a trustee for serving on the board of trustees of eight
(8) trusts with a total of thirty-seven (37) funds as of September 30, 2005.

/1/ Mr. Baker and Ms. Walker were elected as trustees on June 2, 2005.

       The IXIS Advisor and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

       Code of Ethics. The Trusts, Loomis Sayles, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

       Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Funds' investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser shall make available to each Fund, or IXIS Advisors, the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

       Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

       All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these policies in what it believes are the best investment interests of Loomis Sayles' clients.

       The specific responsibilities of the Proxy Committee, include,
(1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

       Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

       Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2005 is available without charge (i) through the Funds' website, www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

                           OWNERSHIP OF FUND SHARES

       The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 18, 2006.*

       To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

                                                                    Percentage of
Fund                           Shareholder and Address               shares held
----                           ------------------------------------ -------------
Loomis Sayles Bond Fund/1/

   Institutional Class Shares
                               Charles Schwab & Co Inc                   5.98%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122

                               Charles Schwab & Co Inc                  40.00%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122

                               National Financial Services Corp         11.06%
                               FEBO of
                               Its Customers
                               Attn: Mutual Funds Department, 5th
                               Floor
                               200 Liberty Street
                               One Financial Center
                               New York NY 10281-1003

                               Merrill Lynch Pierce Fenner & Smith      10.36%
                               Inc.
                               Merrill Lynch Financial Data
                               Services
                               Attn: Service Team
                               4800 Deer Lake Drive East, 3rd Floor
                               Jacksonville, FL 32246-6484

   Retail Class Shares
                               National Financial Services Corp for     24.98%
                               exclusive benefit of our customers
                               Attn Mutual Funds Department 5th Fl
                               200 Liberty St
                               One World Financial Center
                               New York, NY 10281-1003

                               Charles Schwab & Co Inc                  15.18%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122

   Admin Class Shares
                               Merrill Lynch Pierce Fenner & Smith      19.07%
                               Inc.
                               For The Sole Ben Of Its Customers
                               Att Service Team
                               4800 Deer Lake Dr E Fl 3
                               Jacksonville, FL 32246-6486

                                  Citigroup Institutional Trust Co.       7.64%
                                  Smith Barney 401k Advisor Grp Trust
                                  Dtd 1/1/98 Attn John Lombardo
                                  400 Atrium Drive
                                  Somerset, NJ 08873-4162

                                  Nationwide Trust Co FSB                16.90%
                                  P.O. Box 182029
                                  Columbus, OH 43218-2029

                                  Reliance Trust Company for MetLife RP   9.31%
                                  2 Montgomery Street
                                  Jersey City, NJ 07302-3802

                                  Supplemental Income Plan Trust          6.47%
                                  P.O. Box 8338
                                  Boston, MA 02266-8338

Loomis Sayles Global Bond Fund/2/

   Institutional Class Shares
                                  Charles Schwab & Co Inc                28.86%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  National Financial Services Corp For   16.37%
                                  Exclusive Benefit Of Our Customers*
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

                                  Jones Day 401K Plan                     6.87%
                                  National City Bank TTEE
                                  Trust Mutual Funds
                                  P.O. Box 94984
                                  Cleveland, OH 44101-4984

   Retail Class Shares/5/
                                  Charles Schwab & Co Inc                46.81%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  National Financial Services Corp For   21.45%
                                  Exclusive Benefit Of Our Customers
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

Loomis Sayles Small Cap Value Fund

   Institutional Class Shares
                                   Charles Schwab & Co Inc               15.22%
                                   Attn Mutual Fund Dept
                                   101 Montgomery St
                                   San Francisco, CA 94104-4122

                                   Wells Fargo Bank NA FBO                 6.2%
                                   WPS 401K Admin - Loomis Small Cap
                                   P.O. Box 1533
                                   Minneapolis, MN 55480-1533

                                   Westfield Contributory                 5.80%
                                   Retirement System
                                   59 Court Street
                                   P.O. Box 106
                                   Westfield, MA 01086-0106

                                   Citigroup Global Markets, Inc.         7.45%
                                   388 Greenwich Street
                                   New York, NY 10013-2375

                                   National Financial Services Corp       5.05%
                                   For Exclusive Benefit of Our
                                   Customers
                                   Attn: Mutual Funds Department, 5th
                                   Floor
                                   200 Liberty Street
                                   One World Financial Center
                                   New York, NY 10281-1003

   Retail Class Shares
                                   Charles Schwab & Co Inc               29.53%
                                   Attn Mutual Fund Dept
                                   101 Montgomery St
                                   San Francisco, CA 94104-4122

                                   MetLife Retirement Plans Group         6.40%
                                   Reliance Trust Co As Ttee for DCG
                                   2 Montgomery St
                                   Jersey City, NJ 07302-3802

                                   National Financial Services Corp For   9.39%
                                   Exclusive Benefit Of Our Customers*
                                   Attn Mutual Funds Department 5th Fl
                                   200 Liberty St
                                   One World Financial Center
                                   New York, NY 10281-1003

                                   Mercer Trust Company                   7.27%
                                   IDX Systems Corporation
                                   FBO IDX Systems Corporation
                                   DCPA Level 1 LOC 35
                                   Investors Way
                                   Norwood, MA 02062

                                  Fidelity Investments Institutional     10.71%
                                  Operations
                                  Co Inc (FIIOC) As Agent For Certain
                                  Employee Benefit Plans
                                  100 Magellan Way # KW1C
                                  Covington, KY 41015-1999

   Admin Class Shares
                                  Smith Barney Corp Trust Co Ttee        25.17%
                                  The Citistreet Retirement Group Trust
                                  Dtd 4/21/95 Attn Plan Valuation
                                  Two Tower Center Po Box 1063
                                  E. Brunswick, NJ 08816-1063

                                  New York Life Trust Company             7.00%
                                  Client Account
                                  169 Lackawanna Ave
                                  Parsippany, NJ 07054-1007

                                  Smith Barney Corp Trust Co Ttee         9.37%
                                  Smith Barney 401k Advisor Grp Trust
                                  Dtd 1/1/98 Attn John Lombardo
                                  Two Tower Center Po Box 1063
                                  E. Brunswick, NJ 08816-1063

                                  Merrill Lynch Pierce Fenner & Smith     6.00%
                                  Inc.
                                  Merrill Lynch Financial Data Services
                                  Attn: Service Team
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Fidelity Investments Institutional      5.36%
                                  Operations
                                  Co Inc As Agent For Wood Group
                                  Petroleum Services 401(k) Plan 10355
                                  100 Magellan Way # KW1C
                                  Covington, KY 41015-1999

Loomis Sayles Inflation Protected
Securities Fund

   Institutional Class Shares/6/  Charles Schwab & Co. Inc.              31.73%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  Loomis Sayles Distributors, L.P.       13.12%
                                  Attn: Estelle Gevers
                                  One Financial Center
                                  Boston, MA 02111-2621

                                National Financial Services Corp For      6.68%
                                Exclusive Benefit of Our Customers
                                Attn Mutual Funds Department 5th Fl
                                200 Liberty St
                                One World Financial Center
                                New York, NY 10281-1003

                                Michigan Peer Review Organization          7.4%
                                22670 Haggerty Rd. Suite 100
                                Farmington Hills, MI 48335-2631

Loomis Sayles Aggressive Growth
Fund/3/

   Institutional Class Shares
                                Charles Schwab & Company Inc.            76.44%
                                Attn: Mutual Fund Department
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                State Street Bank & Trust Co              8.75%
                                Custodian for the IRA R/O FFBO
                                Edward P. Bliss
                                P.O. Box 729
                                38 Bullard St Sherborn, MA 01770-1435

   Retail Class Shares
                                Reliance Trust Company Directed Trustee   8.74%
                                for Metlife Defined Contribution Group
                                3384 Peachtree Rd Ne 9th Fl
                                Atlanta, GA 30326-1181

                                Charles Schwab & Co Inc                  11.08%
                                Attn Mutual Fund Dept
                                101 Montgomery St
                                San Francisco, CA 94104-4122

                                MetLife Retirement Plans Group           11.69%
                                Reliance Trust Co as Trustee for DCG
                                2 Montgomery Street
                                Jersey City, NJ 07302-3802

                                National Financial Services Corp for      7.62%
                                exclusive benefit of our customers
                                Attn Mutual Funds Department 5th Fl
                                200 Liberty St
                                One World Financial Center
                                New York, NY 10281-1003

                                State Street Bank & Trust                16.19%
                                Citistreet Corp
                                For the benefit of Core Market
                                Battery March Park III
                                Quincy, MA 02169

                               Chase Manhattan Bank                      13.12%
                               Directed Trustee for MetLife Defined
                               Contribution Group
                               4 New York Plaza, Floor 2
                               New York, NE 10004-2413

                               DCGT As Ttee an/or cuts. FBO Indus.       16.70%
                               International Inc. 401(k) Retirement Plan
                               Attn: NPIO Trade Desk
                               711 High Street
                               Des Moines, IA 50309-2732

Loomis Sayles Small Cap Growth
Fund/4/

   Institutional Class Shares  Charles Schwab & Co Inc                   51.23%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122

                               YMCA of Greater Boston                      6.8%
                               316 Huntington Avenue
                               Boston, MA 02116-5019

                               Church Mutual                             19.21%
                               Insurance Company
                               3000 Schuster Lane
                               Merrill, WI 54452-3863

   Retail Class Shares
                               Reliance Trust Company                    20.76%
                               Directed Trust for MetLife Defined
                               Contribution Group
                               3384 Peachtree Road, NE 9th Floor
                               Atlanta, GA 30326-1181

                               MetLife Defined Contribution Group         5.00%
                               Attn: Adrienne Levis
                               2 Montgomery St, Fl 3
                               Jersey City, NJ 07302-3802

                               Vanguard Fiduciary Trust Company            9.1%
                               Loomis Sayles/Omnibus A/C
                               P.O. Box 2600, VM613
                               Attn: Outside Funds
                               Valley Forge, PA 19482-2600

                               Charles Schwab & Co Inc                   11.43%
                               Attn Mutual Fund Dept
                               101 Montgomery St
                               San Francisco, CA 94104-4122


                                 National Financial Services Corp FEBO of  10.21%
                                 Its Customers
                                 Attn: Mutual Funds Department, 5th Floor
                                 200 Liberty Street
                                 One Financial Center
                                 New York NY 10281-1003

                                 Chase Manhattan Bank TTEE                 14.99%
                                 MetLife Defined Contribution Group
                                 Attn: Cindy Chu
                                 770 Broadway, FL 10
                                 New York, NY 10003-9522

Loomis Sayles Value Fund/5/

   Institutional Class Shares
                                 Charles Schwab & Co Inc                   47.62%
                                 Attn Mutual Fund Dept
                                 101 Montgomery St
                                 San Francisco, CA 94104-4122

                                 Asbestos Workers Local                     6.09%
                                 #84 Pension Fund
                                 36 East Warner Rd
                                 Akron, OH 44319-1864

                                 YMCA Of Greater Boston                     5.69%
                                 316 Huntington Ave
                                 Boston, MA 02115-5019

Loomis Sayles Tax-Managed Equity
Fund/6/

   Institutional Class Shares
                                 Loomis Sayles Seed Account                26.90%
                                 Attn: Paul Sherba
                                 One Financial Center
                                 Boston, Ma 02111-2621

                                 National Financial Services Corp For      12.00%
                                 Exclusive Benefit Of Our Customers*
                                 Attn Mutual Funds Department 5th Fl
                                 200 Liberty St
                                 One World Financial Center
                                 New York, NY 10281-1003

                                 Southern California University of Health   7.24%
                                 Services - Midlin
                                 16200 Amber Valley Drive
                                 Whittier, CA 90604-4051

                                 Deborah C. Deford                        5.52%
                                 260 E. Hamilton Lane
                                 Battle Creek, MI 49015-4021

                                 Comerica Bank FBO Suburban Comm. Cor.    8.11%
                                 P.O. Box 75000
                                 Detroit, MI 48275-0001

/1/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 38.52% of the Loomis Sayles Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. California and is wholly-owned by Schwab Holdings, Inc.

/2/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 37.64% of the Loomis Sayles Global Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/3/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 31.73% of the Loomis Sayles Inflation Protected Securities Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles
Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/4/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 36.14% of the Loomis Sayles Aggressive Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. California and is wholly-owned by Schwab Holdings, Inc.

/5/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 44.78% of the Loomis Sayles Small Cap Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/6/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 47.62% of the Loomis Sayles Value Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/7/ As of January 18, 2006, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 26.90% of the Loomis Sayles Tax Managed Equity Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Management Ownership

       As of record on January 18, 2006, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds except that the officers and trustees of the Trusts owned beneficially 3.75% of the Loomis Sayles Small Cap Growth Fund. These amounts include shares held by the Loomis Sayles

Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trusts, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

       As of January 10, 2006, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 16.68% of the Loomis Sayles Aggressive Growth Fund, 0.37% of the Loomis Sayles Bond Fund, 0.56% of the Loomis Sayles Global Bond Fund, 25.90% of the Loomis Sayles Inflation Protected Securities Fund, 20.88% of the Loomis Sayles Small Cap Growth Fund, 2.12% of the Loomis Sayles Small Cap Value Fund and 21.23% of the Loomis Sayles Value Fund.

       As of January 10, 2006, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 11.93% of the Loomis Sayles Aggressive Growth Fund, 0.31% of the Loomis Sayles Bond Fund, 1.01% of the Loomis Sayles Global Bond Fund, 9.62% of the Loomis Sayles Small Cap Growth Fund, 1.31% of the Loomis Sayles Small Cap Value Fund and 23.85% of the Loomis Sayles Value Fund.

       The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory/Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, John McGraw, Paul Sherba, John Russell and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

                    INVESTMENT ADVISORY AND OTHER SERVICES

       Loomis Sayles is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"). IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

       IXIS Asset Management North America is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

       The 12 principal affiliated asset management firms of IXIS Asset Management North America collectively had approximately $202.7 billion in assets under management or administration as of December 31, 2005.

       Advisory Agreements. Each Fund's advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the Funds for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Funds' assets in accordance with its investment objectives and policies. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

Fund                                              Rate
----                                              -----------------------------
Loomis Sayles Aggressive Growth Fund              0.75%

Loomis Sayles Bond Fund*                          0.60% of the first $3 billion
                                                  0.50% thereafter

Loomis Sayles Global Bond Fund*                   0.60% of the first $1 billion
                                                  0.50% thereafter

Loomis Sayles Inflation Protected Securities Fund 0.25%

Loomis Sayles Small Cap Growth Fund               0.75%

Loomis Sayles Small Cap Value Fund                0.75%

Loomis Sayles Tax-Managed Equity Fund             0.50%

Loomis Sayles Value Fund                          0.50%

* Prior to July 1, 2005, the advisory fee was 0.60% of the average daily net assets for each of the Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund and 0.30% of the average daily net assets for the Inflation Protected Securities Fund.

       The Trusts pay all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent accountants and legal counsel for the Funds and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds' adviser, or its affiliates, other than affiliated registered investment companies.

       Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

       Each advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Funds' adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

       Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

       During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before fee reductions and expense assumptions) and bore the following amounts of fee reductions for each Fund. These amounts include amounts paid by the Funds' predecessor, where applicable.

                                                      Fiscal Year Ended         Fiscal Year Ended         Fiscal Year Ended
                                                           9/30/03                   9/30/04                   9/30/05
                                                  ------------------------  ------------------------  ------------------------
                                                  Advisory Fees Fee Waivers Advisory Fees Fee Waivers Advisory Fees Fee Waivers
                                                  ------------- ----------- ------------- ----------- ------------- -----------
Loomis Sayles Aggressive Growth Fund               $  337,398   $   58,548*  $   411,607   $ 95,630*   $   385,975  $  116,730*

Loomis Sayles Bond Fund                            $9,652,233           --   $14,085,400   $950,102*   $19,971,293  $1,367,265*

Loomis Sayles Global Bond Fund                     $  545,611   $    1,135*  $ 2,575,612   $211,372*   $ 6,360,185  $  755,546*

Loomis Sayles Inflation Protected Securities Fund  $   36,178   $36,178/1/   $    24,619   $ 24,619    $    26,236  $   26,236

Loomis Sayles Small Cap Growth Fund                $  457,282   $   78,790*  $   333,595   $130,564*   $   168,258  $  151,644*

Loomis Sayles Small Cap Value                      $2,963,448   $   32,640*  $ 4,147,405   $185,229*   $ 4,818,972  $  225,273*

Loomis Sayles Tax Managed Equity Fund              $   43,721   $   43,721*  $    18,372   $ 18,372*   $    39,124  $   39,124*

Loomis Sayles Value Fund                           $  181,735   $   26,518   $   191,851   $ 29,514    $   175,567  $   26,275

* In addition to the waiver of management fees, class level and other expenses have been reimbursed as indicated below.

/1/ For the fiscal years ended September 30, 2003 and September 30, 2004, and in addition to the waiver of management fees, class level and other expenses have been reimbursed as indicated below.

       The table below shows the class level and other expenses of the Funds that were reimbursed for the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005.

                                                     Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
Fund                                                      9/30/03           9/30/04           9/30/05
----                                                 ----------------- ----------------- -----------------
Loomis Sayles Aggressive Growth Fund                     $ 50,398           $    --           $    --
Loomis Sayles Bond Fund                                  $519,835           $ 7,345                --
Loomis Sayles Global Bond Fund                           $ 42,108           $ 9,441                --
Loomis Sayles Inflation Protected Securities Fund/1/
Loomis Sayles Small Cap Growth Fund                      $ 43,777                --                --
Loomis Sayles Small Cap Value Fund                       $150,597                --                --
Loomis Sayles Tax-Managed Equity Fund                    $ 58,198           $82,308           $67,847

/1/ For the fiscal year ended 9/30/03, in addition to the waiver of management fees, the investment adviser reimbursed class level and other expenses of $57,765 for the Loomis Sayles Inflation Protected Securities Fund.

       Loomis Sayles has given a binding undertaking (for all classes of the Funds in the table below) to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Funds in order to limit their expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to the annual rates indicated below. The undertaking will be binding on Loomis Sayles for a period of one-year from the date shown, and will be reevaluated on an annual basis.

Fund                                         Expense Limit  Date of Undertaking
----                                         -------------  -------------------
Loomis Sayles Aggressive Growth Fund                         February 1, 2006
   Institutional Class                                1.00%
   Retail Class                                       1.25%

Loomis Sayles Bond Fund                                      February 1, 2006
   Institutional Class                                0.75%
   Retail Class                                       1.00%
   Admin Class                                        1.25%

Loomis Sayles Global Bond Fund                               February 1, 2006
   Institutional Class                                0.75%
   Retail Class                                       1.00%

Loomis Sayles Inflation Protected
  Securities Fund                                            February 1, 2006
   Institutional Class                                0.40%

Loomis Sayles Small Cap Growth Fund                          February 1, 2006
   Institutional Class                                1.00%
   Retail Class                                       1.25%

Loomis Sayles Small Cap Value Fund                           February 1, 2006
   Institutional Class                                0.90%
   Retail Class                                       1.15%
   Admin Class                                        1.40%

Loomis Sayles Tax-Managed Equity Fund                        February 1, 2006
   Institutional Class                                0.65%

Loomis Sayles Value Fund
   Institutional Class                                0.85%  February 1, 2006

       In addition to serving as investment adviser to certain series of the Trusts, Loomis Sayles also acts as investment adviser to certain series of IXIS Advisor Funds Trust I and IXIS Advisor Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

       Distribution Agreements and Rule 12b-1 Plans. Under agreements with the Trusts, the Distributor, 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal distributor of each class of shares of the Funds, a role it assumed on July 1, 2003. Previously, Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors") served as principal underwriter of the Funds. IXIS Asset Management North America, L.P. owns the entire limited partnership interest in each of Distributor and the Loomis Sayles Distributors. Under the Distribution Agreements, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying their shares under state and federal securities laws and distributing the Prospectuses to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund.

       The Distribution Agreements may be terminated at any time with respect to a Fund on 60 days' written notice without payment of any penalty by the relevant Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

       As described in their Prospectuses, the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund have adopted Rule 12b-1 plans ("Plans") for their Retail Class shares and with respect to the Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund, their Admin Class shares. The Plans, among other things, permit the Retail and Admin Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class as compensation for its services as principal underwriter of the shares of such class. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the relevant Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

       Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund to which the Plan relates. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant Class of a Fund requires approval by the shareholders of such Class of that Fund. The Trusts' trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees.

       The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant Fund (or relevant class, in the case of the Plans).

       The following table provides information on the amount of fees paid by the Funds under these Plans during the past three fiscal years ended on September 30 of the year shown.*

Fund Class                                           2003     2004      2005
----------                                         -------- -------- ----------
Loomis Sayles Aggressive Growth Fund**
   Retail Class                                    $ 67,644 $ 74,093 $   64,455
   Admin Class                                     $  3,322      N/A        N/A
Loomis Sayles Bond Fund
   Retail Class                                    $242,058 $529,511 $1,098,667
   Admin Class                                     $ 22,972 $ 92,222 $  227,210
Loomis Sayles Global Bond Fund
   Retail Class                                    $ 78,812 $610,714 $1,549,625
Loomis Sayles Small Cap Growth Fund**                       $ 54,892
   Retail Class                                    $ 75,371          $   17,147
   Admin Class                                     $  1,379      N/A        N/A

Loomis Sayles Small Cap Value Fund
   Retail Class                                      $276,443 $423,988 $519,186
   Admin Class                                       $ 72,109 $261,292 $325,226
Loomis Sayles Value Fund
   Institutional                                            -        -        -

* For the fiscal year ended September 30, 2004, fees received by the Distributor in connection with the Plans were paid as compensation to broker-dealers. The Distributor assumed that role on July 1, 2003. Amounts in the table include amounts paid by the Funds' predecessor.

** Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares of such Fund on May 21, 2003.

       Other Services. IXIS Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the "Administrative Agreement"). Under the Administrative Agreement, IXIS Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) the various registrations and filings required by various regulatory authorities.

       Prior to July 1, 2003, Loomis Sayles performed these same services for the Trusts, pursuant to separate administrative services agreements with each Trust. On July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to IXIS Services, an affiliate of Loomis Sayles, and IXIS Services performed the services listed above through December 31, 2004.

       Prior to July 1, 2003, pursuant to the Administrative Services Agreement between each Trust and Loomis Sayles, Loomis Sayles was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

                                                       Period from October
                                                         1, 2002 through
                                                          June 30, 2003
                                                       -------------------
     Loomis Sayles Aggressive Growth Fund                         $ 11,146
     Loomis Sayles Bond Fund                                      $403,882
     Loomis Sayles Global Bond Fund                               $ 22,508
     Loomis Sayles Inflation Protected Securities Fund            $  3,269
     Loomis Sayles Small Cap Growth Fund                          $ 18,191
     Loomis Sayles Small Cap Value Fund                           $ 98,750
     Loomis Sayles Tax-Managed Equity Fund                        $  2,326
     Loomis Sayles Value Fund                                     $  9,163

       For the period July 1, 2003 through September 30, 2004, the fiscal year ended September 30, 2004 and the period October 1, 2004 through December 31, 2004, pursuant to the administrative services agreement between IXIS Services and the Trusts, IXIS Services was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

                                  Period From July 1,                      Period From
                                        2003 to       Fiscal Year Ended October 1, 2004 to
                                  September 30, 2003   Sept. 30, 2004   December 31, 2004
                                  ------------------- ----------------- ------------------
Loomis Sayles Aggressive Growth
  Fund                                       $  4,451        $   36,011           $  8,568
Loomis Sayles Bond Fund                      $159,044        $1,540,403           $465,140
Loomis Sayles Global Bond Fund               $  9,240        $  281,673           $131,326
Loomis Sayles Inflation
  Protected Securities Fund                  $  1,070        $    5,385           $  1,184
Loomis Sayles Small Cap Growth
  Fund                                       $  5,592        $   29,186           $  5,022
Loomis Sayles Small Cap Value
  Fund                                       $ 39,523        $  362,854           $ 99,788
Loomis Sayles Tax-Managed Equity
  Fund                                       $    692        $    2,411           $    996
Loomis Sayles Value Fund                     $  3,556        $   25,178           $  5,466

       For the period January 1, 2005 through September 30, 2005, pursuant to the administrative services agreement between IXIS Advisors and the Trusts, IXIS Advisors was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

                                                  January 1, 2005 to
                                                  September 30, 2005
                                                  ------------------
Loomis Sayles Aggressive Growth Fund                      $   24,942
Loomis Sayles Bond Fund                                   $1,725,352
Loomis Sayles Global Bond Fund                            $  565,202
Loomis Sayles Inflation Protected Securities Fund         $    4,769
Loomis Sayles Small Cap Growth Fund                       $    9,586
Loomis Sayles Small Cap Value Fund                        $  318,595
Loomis Sayles Tax-Managed Equity Fund                     $    4,099
Loomis Sayles Value Fund                                  $   17,398

       Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

       Transfer Agency Services. Pursuant to a contract between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. Prior to October 1, 2005, IXIS Services served as the transfer agent for the Funds and it, along with Boston Financial as sub-transfer agent, provided the same services that Boston Financial now provides. For these services, IXIS Services received the following fees from the Funds:

                               Period From February 1,
                                       2003 to         Fiscal Year Ended  Fiscal Year Ended
                                 September 30, 2003*   September 30, 2004 September 30, 2005
                               ----------------------- ------------------ ------------------
Loomis Sayles Aggressive
  Growth Fund                                 $ 16,773           $ 30,000           $ 31,000
Loomis Sayles Bond Fund                       $430,696           $620,929           $652,677
Loomis Sayles Global Bond Fund                $ 26,676           $111,641           $199,313
Loomis Sayles Inflation
  Protected Securities Fund                   $ 11,600           $ 12,000           $ 18,876
Loomis Sayles Small Cap
  Growth Fund                                 $ 16,142           $ 30,000           $ 31,000
Loomis Sayles Small Cap Value
  Fund                                        $106,618           $145,305           $ 98,289
Loomis Sayles Tax-Managed
  Equity Fund                                 $  8,161           $ 15,000           $ 15,500
Loomis Sayles Value Fund                      $ 12,447           $ 15,000           $ 15,500

* Prior to February 1, 2003, Boston Financial Data Services served as transfer and shareholder servicing agent for the Funds.

       Independent Registered Public Accounting Firm. The Trusts' independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund's financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation.

       Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

       As of September 30, 2005, many of the Portfolio Managers of the Funds managed other accounts in addition to managing the Funds. The following table provides information on the other accounts managed by each Portfolio Manager.

                            Registered Investment    Other Pooled Investment
                                  Companies                 Vehicles               Other Accounts
                          ------------------------- ------------------------- -------------------------
                             Other     Advisory fee    Other     Advisory fee    Other     Advisory fee
                            Accounts   is based on    Accounts   is based on    Accounts   is based on
                            Managed    performance    Managed    performance    Managed    performance
                          ------------ ------------ ------------ ------------ ------------ ------------
                          # of  Total  # of  Total  # of  Total  # of  Total  # of  Total  # of  Total
Name of Portfolio Manager Accts Assets Accts Assets Accts Assets Accts Assets Accts Assets Accts Assets
------------------------- ----- ------ ----- ------ ----- ------ ----- ------ ----- ------ ----- ------
Arthur Barry                    $   37
                            1      mil   0     $0     0    $  0    0    $  0    11  $2 mil   0    $  0
Kenneth M. Buntrock             $1,277                     $815         $119        $2,503        $248
                            2      mil   0     $0    11     mil    1     mil    45     mil   1     mil
Mark F. Burns                   $  371                                              $   13
                            4      mil   0     $0     0    $  0    0    $  0     8     mil   0    $  0
James Carroll                   $   79                                              $  193
                            2      mil   0     $0     0    $  0    0    $  0    11     mil   0    $  0
Philip C. Fine                  $  371                                              $   30
                            4      mil   0     $0     0    $  0    0    $  0    13     mil   0    $  0
Daniel Fuss                     $7,953                     $202                     $8,966        $731
                           12      mil   0     $0     4     mil    0    $  0    85     mil   3     mil
Kathleen Gaffney                $5,975                                              $4,064
                            4      mil   0     $0     0    $  0    0    $  0    42     mil   0    $  0
Joseph R. Gatz                  $1,365                                              $  843
                            4      mil   0     $0     0    $  0    0    $  0    24     mil   1    $  8
John Hyll                       $  227                                              $6,660
                            4      mil   0     $0     0    $  0    0    $  0    48     mil   0    $  0
Warren Koontz                   $   88                                              $  631
                            3      mil   0     $0     0    $  0    0    $  0    36     mil   0    $  0
David Rolley                    $1,286
                            3      mil   0     $0     0    $  0    0    $  0    17  $    3   0    $  0
Clifton Rowe                    $  219                                              $1,441
                            3      mil   0     $0     0    $  0    0    $  0    46     mil   0    $  0
Mark Shank                                                                          $  451
                            1   $9 mil   0     $0     0    $  0    0    $  0   194     mil   0    $  0
John Slavik                     $  371                                              $   13
                            4      mil   0     $0     0    $  0    0    $  0    15     mil   0    $  0
David G. Sowerby                                                                    $  555
                            1   $9 mil   0     $0     0    $  0    0    $  0   154     mil   0    $  0
Daniel G. Thelen                $1,365                                              $  143
                            4      mil   0     $0     0    $  0    0    $  0    22     mil   0    $  0

Material Conflicts of Interest

       Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of "soft dollar arrangements," which are discussed in the section "Portfolio Transactions and Brokerage".

Portfolio Managers' Compensation

       The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2005:

       Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. It is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers

       While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for each equity fund is noted in the table below:

    FUND                                     MANAGER BENCHMARK
    ----                                     -----------------
    Loomis Sayles Small Cap Value Fund       Russell 2000 Value Index
    Loomis Sayles Aggressive Growth Fund     Russell Mid Cap Growth Index
    Loomis Sayles Small Cap Growth Fund      Russell 2000 Growth Index
    Loomis Sayles Tax-Managed Equity Fund    S&P 500 Index
    Loomis Sayles Value Fund                 Russell 1000 Value Index

       Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Fixed Income Managers

       While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized by each fixed-income fund is noted in the table below:

 FUND                                     MANAGER BENCHMARK
 ----                                     -----------------
 Loomis Sayles Bond Fund                  Lehman Government/Credit Index
 Loomis Sayles Global Bond Fund           Lehman Global Aggregate Index
                                          Citigroup World Government Bond Index
 Loomis Sayles Inflation Protected        Lehman U.S. Treasury Inflation
 Securities Fund                          Protected Index

       The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the 5 year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

       Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

       Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

General

       Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

       Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

..   the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
..   upon retirement a participant will receive a multi-year payout for his or her vested units;
..   participation is contingent upon signing an award agreement, which includes a non-compete covenant.

       Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

       Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers' Ownership of Fund Shares

Name of Portfolio                                       Dollar Range of Equity
Manager                 Fund(s) Managed                 Securities Invested*
-----------------       ---------------                 --------------------
Arthur Barry            Loomis Sayles Value Fund                  B

Kenneth M. Buntrock     Loomis Sayles Global Bond Fund            E

Mark F. Burns           Loomis Sayles Small Cap Growth            B
                          Fund

James Carroll           Loomis Sayles Value Fund                  A

Philip C. Fine          Loomis Sayles Aggressive                  E
                          Growth Fund

Daniel Fuss             Loomis Sayles Bond Fund                   G

Kathleen Gaffney        Loomis Sayles Bond Fund                   E

Joseph R. Gatz          Loomis Sayles Small Cap Value             E
                          Fund

John Hyll               Loomis Sayles Inflation                   A
                          Protected Securities Fund

Warren Koontz           Loomis Sayles Value Fund                  E

David Rolley            Loomis Sayles Global Bond Fund            E

Clifton Rowe            Loomis Sayles Inflation                   A
                          Protected Securities Fund

Mark Shank              Loomis Sayles Tax-Managed                 E
                          Equity Fund

John Slavik             Loomis Sayles Small Cap Growth            B
                          Fund

David G. Sowerby        Loomis Sayles Tax-Managed                 B
                          Equity Fund

Daniel G. Thelen        Loomis Sayles Small Cap Value             E
                          Fund

* A. None               E. $100,001 - $500,000
  B. $1 - 10,000        F. $500,001 - $1,000,000
  C. $10,001 - $50,000  G. over $1,000,000
  D. $50,001 - $100,000

       There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with an adviser's or subadviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the IXIS Advisor Funds.

Allocation of Investment Opportunity Among IXIS Advisor and Loomis Sayles Funds (the "Funds") and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

       Loomis Sayles has organized its business into three investment groups: the Fixed-income Group, the Equity Group and the Investment Counseling Group. The Fixed-income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

       In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

       Subject to the overriding objective of obtaining the best possible execution of orders, each Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

       Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

       Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation:
(a) the execution capabilities
of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution,
(e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

       Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

       The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment-related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

       If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

       In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

       Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

       Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "Soft Dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

       For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation. Loomis Sayles does not generate "Soft Dollars" on fixed-income transactions.

Brokerage Commissions

       The following tables set forth, for each of the last three fiscal years,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such year. Funds not listed in a table did not pay brokerage commissions during the relevant year. Amounts in the tables include amounts paid by the Fund's predecessor. The information in the tables includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commissions rates and prices and their ability to affect difficult trades in less liquid, smaller capitalized, and more closely held issues. When Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the "broker vote" and/or pursuant to Soft Dollar arrangements.

                     FISCAL YEAR ENDED SEPTEMBER 30, 2003

                                      (1) Aggregate Brokerage (2) Directed  (3) Commissions on
Fund                                        Commissions       Transactions Directed Transactions
----                                  ----------------------- ------------ ---------------------
Loomis Sayles Aggressive Growth Fund               $  369,013 $109,695,580              $184,507
Loomis Sayles Small Cap Growth Fund                $  551,320 $129,625,300              $275,660
Loomis Sayles Small Cap Value Fund                 $1,369,782 $293,376,153              $684,891
Loomis Sayles Tax-Managed Equity Fund              $   35,314 $ 18,163,225              $ 17,657
Loomis Sayles Value Fund                           $   76,905 $ 20,008,398              $ 38,452

                     FISCAL YEAR ENDED SEPTEMBER 30, 2004

                                       (1) Aggregate Brokerage (2) Directed  (3) Commissions on
Fund                                         Commissions       Transactions Directed Transactions
----                                   ----------------------- ------------ ---------------------
Loomis Sayles Aggressive Growth Fund                $  382,567 $157,495,095              $191,283
Loomis Sayles Small Cap Growth Fund                 $  367,010 $107,414,232              $183,505
Loomis Sayles Small Cap Value Fund                  $1,454,967 $366,846,933              $727,483
Loomis Sayles Tax-Managed Equity Fund*              $    3,438 $  2,193,971              $  1,719
Loomis Sayles Value Fund                            $   54,794 $ 19,823,452              $ 27,397

* Brokerage commissions for the Loomis Sayles Tax-Managed Equity Fund decreased from fiscal year 2003 to 2004 due to a decrease in portfolio turnover.

                     FISCAL YEAR ENDED SEPTEMBER 30, 2005

                                                              (2) Directed
                                      (1) Aggregate Brokerage  Brokerage    (3) Commissions on
Fund                                        Commission         Commission  Directed Transactions
----                                  ----------------------- ------------ ---------------------
Loomis Sayles Aggressive Growth Fund               $  320,623 $146,643,510              $160,311
Loomis Sayles Small Cap Growth Fund                $  190,326 $ 59,287,795              $ 95,163
Loomis Sayles Small Cap Value Fund                 $1,419,229 $379,562,810              $709,615
Loomis Sayles Tax-Managed Equity Fund              $    6,620 $  4,636,634              $  3,310
Loomis Sayles Value Fund                           $   36,175 $ 13,257,810              $ 18,087

Regular Broker-Dealers

       The table below presents information regarding the securities of the Funds' regular broker-dealers* (or the parent of the regular broker-dealers) that were held by each Fund, if any, as of the fiscal year ending September 30, 2005.

                                                            Aggregate Value of Securities
                                                              of each Regular Broker or
                                                                       Dealer
Fund                                  Regular Broker-Dealer (or its Parent) held by Fund
----                                  --------------------- -----------------------------
Loomis Sayles Tax-Managed Equity Fund
                                      Goldman Sachs Group                        $303,950
                                      Citigroup                                  $200,288
Loomis Sayles Value Fund
                                      JP Morgan Chase & Co.                      $908,476
                                      Merrill Lynch & Co.                        $598,162
                                      Bank of America                            $434,683
                                      Citigroup                                  $960,472

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

General

       Subject to procedures adopted by the Board of Trustees of the Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with IXIS Asset Management North America or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

       Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust's funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Funds' dealer in connection with such transactions.

       To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses.

       It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                           DESCRIPTION OF THE TRUSTS

       Each Declaration of Trust permits the Trust's trustees to issue an unlimited number of full and fractional shares of each series (each, a "Fund"). Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

       Shares of each Fund (other than the Loomis Sayles Tax-Managed Equity Fund and the Loomis Sayles Value Fund), are currently divided into at least two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares.

       The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Trust. Any general expenses of the relevant Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

       Each Declaration of Trust also permits the Trusts' Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes of shares with such dividend preferences and other rights as the trustees may designate. Each Trusts' Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes. Shareholders' investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new "Fund").

       Each Declaration of Trust provides for the perpetual existence of the Trust. The Trusts or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or any Fund upon written notice to its shareholders.

Voting Rights

       Shareholders of the Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

       All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts' independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

       There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

       Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

       Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

       The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts' registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability

       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. Each Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

       Each Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-laws of each Trust provide for indemnification by the Trusts of trustees and officers of the Trusts, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trusts or the Trusts' shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each
Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of the Trusts have considered this possible liability and approved the use of a combined prospectus for Funds of the Trusts.

                               HOW TO BUY SHARES

       The procedures for purchasing shares of each Fund are summarized in its Prospectus under "General Information--How to Purchase Shares."

                                  REDEMPTIONS

       The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address or if the proceeds are going to a bank on file.

       If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 1-800-633-3330. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

       In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Account Options Form, which is available at www.loomissayles.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Account Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Account Options Form, which may require a medallion signature guarantee. Whenever the Account Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

       Shares purchased by check or through ACH may not be available immediately for redemption. The Funds may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

       The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of a Fund within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

       Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of each Fund at the beginning of such period.

Redemption Fee Policy

(Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund only)

       Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds on or before the two month anniversary of their acquisition (including acquisition by exchange). For example, if the shares were purchased on January 10th, the first day the shares could be redeemed or exchanged without a redemption fee is March 11th (or, if the New York Stock Exchange (NYSE) is closed for trading on that day, the next business day). The time periods described above may vary slightly if the month of the redemption has fewer days that the month of purchase. For example, if the shares were purchased on December 31st, the first day that the shares could be redeemed or exchanged without a redemption fee is March 1st (or, if the NYSE is closed for trading on that day, the next business day). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

       The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. The Funds currently do not impose a redemption fee on a redemption of:

       . shares acquired by reinvestment of dividends or distributions of a Fund; or

       . shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or

       .   shares redeemed as part of a systematic withdrawal plan.

       The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time share must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

       The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

Other

       The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.

                             SHAREHOLDER SERVICES

Open Accounts

       A shareholder's investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, Boston Financial will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Boston Financial may charge a fee for providing duplicate information.

       The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

       The costs of maintaining the open account system are paid by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan

       A Systematic Withdrawal Plan, referred to in the Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

       Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

       Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" for certain information as to federal income taxes.

Systematic Withdrawal Plan (Loomis Sayles Inflation Protected Securities Fund
ONLY)

       A Systematic Withdrawal Plan, referred to in the relevant Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

       Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

       Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" for certain information regarding federal income taxes.

Exchange Privilege

       Retail Class shares of the Funds may be exchanged, subject to investment minimums, for Retail Class shares of any other series of the Trusts that offers Retail Class shares or for Class A shares of IXIS Advisor Cash Management Trust, a money market fund advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. Admin Class shares of the Funds may be exchanged, subject to investment minimums, for Admin Class shares of any other series of the Trusts that offers Admin Class shares or for Class A shares of IXIS Advisor Cash Management Trust. Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of the Trusts that offers Institutional Class shares, for any IXIS Advisor Fund that offers Class Y shares or for Class A shares of the IXIS Advisor Cash Management Trust.

       Exchanges may be effected by (1) making a telephone request by calling 1-800-633-3330, provided that a special authorization form is on file with the Funds or (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate fund. The Trusts reserve the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.

       An exchange transaction is a redemption of shares and is subject to the redemption fee policy. See "Redemption Fee Policy" above.

Individual Retirement Accounts ("IRAs")

       IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

       Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Conversion Rights

       In certain limited circumstances, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. The value of shares that you wish to convert must meet the investment minimum of the new Class. The conversion from one class of shares to another will be based on the respective net asset values of the separate classes on the trade date for the conversion. You will not be charged any redemption fee or exchange fee as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

       You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a net asset value greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. A conversion into a class of shares is subject to the purchase restrictions of such Class as described in the Fund's prospectus (see "How to Purchase Shares").

       In order to convert shares, you must complete the Cross Share Exchange Form and send it to the following address:

Regular Mail                        Overnight Mail
------------                        --------------
Loomis Sayles Funds                 Loomis Sayles Funds
P.O. Box 219594                     330 West 9th Street
Kansas City, MO 64121-9594          KansapPs City, MO 64105-1514

Transcript Requests

Transcripts of account transactions will be provided, for a fee, at the shareholders request. Transcripts for the current calendar year and the past calendar year will be provided free of charge. Requests for transcripts for periods prior to that will be subject to a fee of $10 per transcript up to a maximum of $75 per account.

                                NET ASSET VALUE

       The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

       The total net asset value or "NAV" of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

       Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern Time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

       Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

       Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

                                     TAXES

In General

       As described in the Prospectuses, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

       Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Funds based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to IXIS Advisor Funds. In order for a change to be in effect for any dividend or distribution, it must be received by IXIS Advisor Funds on or before the record date for such dividend or distribution.

       If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

       As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Funds

       Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

       So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

       A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

       For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

       Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as "exempt-interest dividends"). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

       Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

       For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend -paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in fixed-income securities or REITs is not eligible for treatment as qualified dividend income.

       In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

       If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

       The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

       A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

Passive Foreign Investment Companies

       Funds that invest in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies" ("PFICs"). In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, a Fund may elect to "mark-to-market" annually its investments in such entities and to distribute any resulting net gain to shareholders. A Fund may also elect to treat the PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Foreign Taxes

       Funds that invest in foreign securities, such as the Loomis Sayles Global Bond Fund, may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. A Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Foreign Currency Transactions

       Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products

       A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

       Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of such Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

Securities issued or purchased at a discount

       A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Real Estate Investment Trusts

       A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

       Under current law, the Funds serve to "block" (that is, prevent that attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could utilize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Backup Withholding

       Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non-U.S. Shareholders

       In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 ("2004 Act"), effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds do not intend to make such designations.

       If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

       The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

       Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) a Fund's shares will nevertheless not constitute USRPIs if a Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the five-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

Other Tax Matters

       Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

       The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

       If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

       The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                            PERFORMANCE INFORMATION

Yield and Total Return

       Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Inflation Protected Securities Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

       Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

       At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

       Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

                             FINANCIAL STATEMENTS

       The financial statements, financial highlights and report of the Independent Registered Public Accounting Firm included in the Funds' annual reports dated September 30, 2005, are also incorporated by reference to such Reports. The Funds' annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 1-800-633-3330, by writing Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 or by visiting the Funds' website at www.loomissayles.com. The annual and semiannual reports are also available on-line at the SEC's website at www.sec.gov.

                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

       The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. The Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's, S&P's and Fitch's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

       Corporate and Municipal Bond Ratings

       Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

       A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

       Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

       Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

       Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

       Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

       Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

       PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

       Issue Credit Rating Definitions

       A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

       Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

       Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

       Investment-grade

       AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

       Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

       BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

       C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

       D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

       r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

       The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

       N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

       Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

       Commercial Paper Rating Definitions

       A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

..   For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

..   For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

..   For issuers and performing obligations, default is a real possibility.
    Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

..   For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

..   For issuers and performing obligations, default of some kind appears probable.

..   For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

..   For issuers and performing obligations, default is imminent.

..   For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;--the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or--the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

[LOGO OF LOOMIS SAYLES FUNDS]

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2006

LOOMIS SAYLES FUNDS II

Loomis Sayles Investment Grade Bond Fund (Class J shares)

This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus for Class J shares of the Loomis Sayles Investment Grade Bond Fund (the "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus dated February 1, 2006, as from time to time revised or supplemented. This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111, by calling Loomis Sayles Funds at 1-800-633-3330.

The Fund's financial statements and accompanying notes that appear in the Fund's annual and semiannual reports are incorporated by reference into this Statement. The Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 1-800-633-3330.

                               TABLE OF CONTENTS

THE TRUST..................................................................   3
INVESTMENT STRATEGIES AND RISKS............................................   3
   Investment Restrictions.................................................   3
   Investment Strategies...................................................   5
TEMPORARY DEFENSIVE POSITIONS..............................................  11
PORTFOLIO TURNOVER.........................................................  11
PORTFOLIO HOLDINGS.........................................................  11
MANAGEMENT OF THE FUND.....................................................  12
OWNERSHIP OF FUND SHARES...................................................  21
INVESTMENT ADVISORY AND OTHER SERVICES.....................................  21
PORTFOLIO MANAGEMENT INFORMATION...........................................  26
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  28
DESCRIPTION OF THE TRUST...................................................  31
   Voting Rights...........................................................  31
   Shareholder and Trustee Liability.......................................  32
HOW TO BUY SHARES..........................................................  33
REDEMPTIONS................................................................  33
SHAREHOLDER SERVICES.......................................................  33
NET ASSET VALUE............................................................  33
TAXES......................................................................  35
PERFORMANCE INFORMATION....................................................  38
FINANCIAL STATEMENTS.......................................................  38
APPENDIX A................................................................. A-1

                                   THE TRUST

   Loomis Sayles Funds II is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated February 20, 1991, as amended and restated, and is a "series" company as described in Section 18(f)(2) of the Investment Company Act of 1940 (the "1940 Act"). The Trust offers a total of twelve series.

   The Loomis Sayles Investment Grade Bond Fund, a diversified series of the Trust, commenced operations on December 31, 1996. Class J shares of the Fund are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings.

                        INVESTMENT STRATEGIES AND RISKS

Investment Restrictions

       The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Fund may not:

        (1) Invest in companies for the purpose of exercising control or management.

        *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

        *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor
   (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

        (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

        (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

        (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restriction (9) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

        *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

        *(9) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

        (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

        (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

        (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

        (13) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

        *(14) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

        (15) Invest less than 80% of its assets in investment-grade fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

        (16) Invest in equity stocks or make any other equity investments.

   The Fund intends, based on the views of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract; nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

   In connection with the offering of its shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund's net assets in securities that are not traded on a recognized exchange; (2) portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Trust, Loomis Sayles, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers of employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his own account whether in his own or other name (as well as a nominee's name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for his or her own account unless the transaction is made within the investment restrictions set forth in the Fund's Prospectus and Statement of Additional Information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation); and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

   If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Investment Strategies

       The following is a list of certain investment strategies, including particular types of securities or specific practices, that may be used by Loomis Sayles in managing the Fund. The Fund's primary strategies are detailed in its Prospectuses. The list of securities under each category below is not intended to be an exclusive list of securities for investment. Loomis Sayles may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the categories listed below or the securities specially enumerated under each category. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in any security that falls under the specific category including securities that are not listed below.

Asset-Backed Securities

       The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. (Mortgage-backed securities are a type of asset-backed security). Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs")

       The Fund may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

Fixed-Income Securities

       Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

       To be considered investment-grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

       A fixed-income security will be considered a lower-rated fixed-income security ("junk bond") if it is of below investment-grade quality. To be considered investment-grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower-rated fixed-income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or are unrated securities that Loomis Sayles has determined to be of comparable quality.

       Lower-rated fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Lower-rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower-rated-fixed-income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for lower-rated fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower-rated fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

       For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Hedging Transactions

       The Fund may engage in currency hedging transactions. To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The adviser may decide not to engage in currency hedging transactions and there is no assurance that any currency hedging strategy used by the Fund will succeed. In addition, suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when they would be beneficial. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions.

Foreign Currency Transactions

       Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Securities

       The Fund may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

       Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

       In addition, although the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

       There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Repurchase Agreements

       The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and
(iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Rule 144A Securities

       The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and
Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Securities Lending

       The Fund may lend from its total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trust or persons acting pursuant to the direction of the Boards.

       These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

"Stripped" Securities

       The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Fund intends to abide by the staff's position. Stripped securities may be considered derivative securities.

Supranational Entities

       The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Currency."

Swap Transactions

       The Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

U.S. Government Securities

   The Fund may invest in some or all of the following U.S. government securities:

       U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

       U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

       Treasury Inflation-Protected Securities ("TIPS") - Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

       "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

       "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

       "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

   U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

       The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

When-Issued Securities

       The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Zero Coupon Securities

       The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986 (as amended, the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

                         TEMPORARY DEFENSIVE POSITIONS

       The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser of the Fund may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its goal.

       In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                              PORTFOLIO TURNOVER

       The Fund's turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. High portfolio turnover may also generate higher levels of taxable gains, which may hurt the performance of your investment. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

       Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover may vary significantly from time to time depending on the volatility of economic and market conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate.

                        PORTFOLIO HOLDINGS INFORMATION

       The Fund has adopted policies to control the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, full portfolio holdings information will not be available except on a monthly basis following a 30-day lag between the date of the information and the date on which it is disclosed. A list of the Fund's top 10 holdings will generally be available on a monthly basis within 5 days after month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average Price-Earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

       The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the
Fund:

    (1) Disclosure of portfolio holdings posted on the Fund's website, provided the information is shared no sooner than the next day following the day on which the information is posted;

    (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Fund, its principal underwriter or an affiliate of the Fund's principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Vestek (daily disclosure of full portfolio holdings, provided the next business day); and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

    (3) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Fund's adviser (portfolio holdings of issuers as of record date for shareholder meetings);

    (4) Disclosure to employees of the Fund's adviser, principal underwriter, administrator, custodian and fund accounting agent, provided that such disclosure is made for bona fide business purposes; and

    (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

       With respect to (5) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this statement, the only entity that receives information pursuant to this exception is GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Fund's semiannual financial statements, quarterly Form N-Q filing and other related items. The Fund's Board of Trustees exercises oversight of the disclosure of the Fund's portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Fund's policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

       In addition, any disclosures of portfolio holdings information by the Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Fund's policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Fund's adviser and or by any affiliated person of the adviser.

                            MANAGEMENT OF THE FUND

       The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Funds and review the Fund's performance.

Trustees and Officers

       The table below provides certain information regarding the trustees and officers of Loomis Sayles Funds II. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the 1940 Act of the Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered "independent" for purposes of the requisite approval. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust.

Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                                                                                           Number of
                                                                                         Portfolios in
                        Position(s) Held with                                             Fund Complex
                        the Trust, Length of                                              Overseen***
                        Time Served and Term    Principal Occupation(s) During Past        and Other
Name and Date of Birth       of Office*                      5 Years**                 Directorships Held
---------------------- ------------------------ ----------------------------------- ------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.    Trustee since 2003       Douglas Dillon Professor and                38
(3/23/40)                                          Director of the Belfer Center
                         Contract Review and       of Science for International        Director, Taubman
                         Governance Committee      Affairs, John F. Kennedy           Centers, Inc. (real
                                Member             School of Government,            estate investment trust)
                                                   Harvard University

Charles D. Baker          Trustee since 2005       President and Chief Executive               38
(11/13/56)                                         Officer, Harvard Pilgrim
                         Contract Review and       Health Care (health plan)                  None
                         Governance Committee
                                Member

Edward A. Benjamin        Trustee since 2002       Retired                                     38
(5/30/38)
                         Contract Review and                                          Director, Precision
                         Governance Committee                                          Optics Corporation
                                Member                                                      (optics
                                                                                         manufacturer)

Daniel M. Cain            Trustee since 2003       President and Chief Executive               38
(2/24/45)                                          Officer, Cain Brothers &
                        Chairman of the Audit      Company, Incorporated               Director, Sheridan
                              Committee            (investment banking)                 Healthcare Inc.
                                                                                      (physician practice
                                                                                          management)

Paul G. Chenault          Trustee since 2000       Retired; Trustee, First                     38
(9/12/33)                                          Variable Life (variable life
                         Contract Review and       insurance)                           Director, Mailco
                         Governance Committee                                           Office Products,
                                Member                                                   Inc. (mailing
                                                                                           equipment)

Kenneth J. Cowan          Trustee since 2003       Retired                                     38
(4/5/32)
                       Chairman of the Contract                                               None
                        Review and Governance
                              Committee

Richard Darman            Trustee since 2003       Partner, The Carlyle Group                  38
(5/10/43)                                          (investments); formerly,
                         Contract Review and       Professor, John F. Kennedy             Director and
                         Governance Committee      School of Government,               Chairman of Board
                                Member             Harvard University                  of Directors, AES
                                                                                          Corporation
                                                                                         (international
                                                                                         power company)

                                                                                                    Number of
                                                                                                  Portfolios in
                           Position(s) Held with                                                   Fund Complex
                           the Trust, Length of                                                    Overseen***
                           Time Served and Term       Principal Occupation(s) During Past           and Other
Name and Date of Birth          of Office*                         5 Years**                    Directorships Held
---------------------- ------------------------------ ----------------------------------- ------------------------------
INDEPENDENT TRUSTEES

Sandra O. Moose              Trustee since 2003          President, Strategic Advisory                  38
(2/17/42)                                                Services (management
                        Chairperson of the Board of      consulting); formerly, Senior          Director, Verizon
                        Trustees since November 2005     Vice President and Director,            Communications;
                                                         The Boston Consulting Group,
                       Ex officio member of the Audit    Inc. (management consulting)        Director, Rohm and Haas
                           Committee and Contract                                               Company (specialty
                           Review and Governance                                                   chemicals);
                                 Committee
                                                                                            Director, AES Corporation

John A. Shane                Trustee since 2003          President, Palmer Service                      38
(2/22/33)                                                Corporation (venture capital
                           Audit Committee Member        organization)                     Director, Gensym Corporation
                                                                                             (software and technology
                                                                                                service provider);

                                                                                           Director and Chairman of the
                                                                                            Board, Abt Associates Inc.
                                                                                          (research and consulting firm)

Cynthia L. Walker            Trustee since 2005          Executive Dean for                             38
(7/25/56)                                                Administration (formerly,
                           Audit Committee Member        Dean for Finance and CFO),                    None
                                                         Harvard Medical School


INTERESTED TRUSTEES


Robert J. Blanding/1/   Trustee since 2002    President, Chairman, Director,  38
(4/14/47)                                     and Chief Executive Officer,
555 California Street Chief Executive Officer Loomis, Sayles & Company,      None
San Francisco,                                L.P.; President and Chief
CA 94104                                      Executive Officer - Loomis
                                              Sayles Funds I


John T. Hailer/2/       Trustee since 2003    President and Chief Executive   38
(11/23/60)                                    Officer, IXIS Asset
                             President        Management Advisors, L.P.      None
                                              and IXIS Asset Management
                                              Distributors, L.P.; Executive
                                              Vice President, Loomis Sayles
                                              Funds I; President and Chief
                                              Executive Officer, AEW Real
                                              Estate Income Fund, IXIS
                                              Advisor Cash Management
                                              Trust, IXIS Advisor Funds
                                              Trust I, IXIS Advisor Funds
                                              Trust II, IXIS Advisor Funds
                                              Trust III and IXIS Advisor
                                              Funds Trust IV




* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently age 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two year term.

** Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Advisors and IXIS Asset Management Distributors, L.P. ("IXIS Distributors").

Officers of the Trust

                                          Term of
                                        Office* and
                                         Length of
                       Position(s) Held    Time                Principal Occupation(s)
Name and Date of Birth  With the Trust    Served                During Past 5 Years**
---------------------- ---------------- ----------- ---------------------------------------------
 Coleen Downs Dinneen     Secretary,      Since     Senior Vice President, General Counsel,
 (12/16/60)               Clerk and     September   Secretary and Clerk (formerly, Deputy
                         Chief Legal       2004     General Counsel, Assistant Secretary and
                           Officer                  Assistant Clerk), IXIS Asset Management
                                                    Distribution Corporation, IXIS Asset
                                                    Management Distributors, L.P., and IXIS
                                                    Asset Management Advisors, L.P.

 Daniel J. Fuss           Executive     Since June  Vice Chairman and Director, Loomis, Sayles
 (9/27/33)              Vice President     2003     & Company, L.P.; Prior to 2002, President and
 One Financial             (Loomis                  Trustee of Loomis Sayles Funds II
 Center                  Sayles Funds
 Boston, MA              Trusts only)
 02111

 Michael Kardok           Treasurer,      Since     Senior Vice President, IXIS Asset
 (7/17/59)                Principal      October    Management Advisors, L.P. and IXIS Asset
                        Financial and      2004     Management Distributors, L.P.; formerly,
                          Accounting                Senior Director, PFPC Inc; formerly, Vice
                           Officer                  President - Division Manager, First Data
                                                    Investor Services, Inc.

 Max J. Mahoney           Anti-Money      Since     Senior Vice President, Deputy General
 (5/01/62)                Laundering      August    Counsel, Assistant Secretary and Assistant
                         Officer and       2005     Clerk, IXIS Asset Management Distribution
                          Assistant                 Corporation, IXIS Asset Management
                          Secretary                 Distributors, L.P. and IXIS Asset Management
                                                    Advisors, L.P.; Chief Compliance Officer,
                                                    IXIS Asset Management Advisors, L.P.;
                                                    formerly, Senior Counsel, MetLife, Inc.;
                                                    formerly, Associate Counsel, LPL Financial
                                                    Services, Inc.

 John E. Pelletier          Chief         Since     Executive Vice President and Chief Operating
 (6/24/64)                Operating     September   Officer (formerly, Senior Vice President,
                           Officer         2004     General Counsel, Secretary and Clerk), IXIS
                                                    Asset Management Distributors, L.P. and IXIS
                                                    Asset Management Advisors, L.P.; Executive
                                                    Vice President and Chief Operating Officer
                                                    (formerly, Senior Vice President, General
                                                    Counsel, Secretary and Clerk), IXIS Asset
                                                    Management Distribution Corporation;
                                                    Executive Vice President, Chief Operating
                                                    Officer and Director (formerly, President,
                                                    Chief Operating Officer and Director), IXIS
                                                    Asset Management Services Company.

 Kristin Vigneaux           Chief         Since     Chief Compliance Officer for Mutual Funds,
 (9/25/69)                Compliance      August    IXIS Asset Management Distributors, L.P. and
                           Officer         2004     IXIS Asset Management Advisors, L.P.;
                                                    formerly, Vice President, IXIS Asset
                                                    Management Services Company.

* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with IXIS Distributors, the principal underwriter for certain IXIS Advisor Funds and Loomis Sayles Funds (including other classes of the Fund), IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees

       The Trustees have delegated certain authority to the two standing committees of the Trust, the Contract Review and Governance Committee and the Audit Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2005, this Committee held six meetings.

       The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include:
(i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

       The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2005, this Committee held five meetings.

       The current membership of each committee is as follows:

       Audit Committee           Contract Review and Governance Committee

       Daniel M. Cain - Chairman Kenneth J. Cowan - Chairman
       John A. Shane             Graham T. Allison, Jr.
       Cynthia L. Walker         Charles D. Baker
                                 Edward A. Benjamin
                                 Paul G. Chenault
                                 Richard Darman

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

       As of December 31, 2005, the Trustees had the following ownership in the
Fund:

                                                      Aggregate Dollar Range of
                                                      Equity Securities in All
                                                        Registered Investment
                                                        Companies Overseen by
                              Dollar Range of Equity  Trustee in the Family of
                              Securities in the Fund*   Investment Companies
                              ----------------------- -------------------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.                   A                        E
Charles D. Baker                         A                        A
Edward A. Benjamin**                     A                        E
Daniel M. Cain                           A                        E
Kenneth J. Cowan**                       C                        E
Paul G. Chenault                         A                        E
Richard Darman**                         A                        E
Sandra O. Moose                          A                        E
John A. Shane                            A                        E
Cynthia L. Walker                        A                        A
INTERESTED TRUSTEES
Robert J. Blanding*                      A                        E
John T. Hailer*                          A                        E

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

** Amounts include notional investments held through the deferred compensation plan.

Trustee Fees

       The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

       The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting her or she attends telephonically. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P., an affiliate of IXIS Advisors and Loomis Sayles, each Independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund is compensated $200 per Committee meeting that he or she attends in excess of four per year.

       For the period October 1, 2005 to November 18, 2005, the compensation structure for the Chairperson of the Board and attendance fees for the committee meetings were different. Each co-chairman of the Board received a retainer fee at the annual rate of $25,000 in addition to the compensation structure detailed in the paragraph above. Each Committee member received $4,000 for each Committee meeting that he or she attended in person and $2,000 for each Committee meeting that he or she attended telephonically.

       Prior to October 1, 2005, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attended. The co-chairmen of the Board each received an additional retainer fee of $25,000. Each committee chairman received an additional retainer fee at the annual rate of $7,000. Each Trustee was compensated $3,750 for each Committee meeting that he or she attended. The fees paid for the oversight of the AEW Real Estate Income Fund were the same as the current fees.

       During the fiscal year ended September 30, 2005, the Trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of the IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund and Loomis Sayles Funds I. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to Trustees by trusts in the IXIS Advisor Funds Trust and Loomis Sayles Funds
Trusts:

                                             Pension or
                                             Retirement
                                 Aggregate    Benefits  Estimated     Total
                                Compensation Accrued as   Annual   Compensation
                                from Loomis   Part of    Benefits    from the
                                Sayles Funds    Fund       Upon        Fund
                                 Trust II*    Expenses  Retirement   Complex+
                                ------------ ---------- ---------- ------------
 INDEPENDENT TRUSTEES
 Graham T. Allison, Jr.           $26,635        $0         $0       $108,575
 Charles D. Baker/1/              $ 5,615        $0         $0       $ 22,625
 Edward A. Benjamin               $25,376        $0         $0       $105,025
 Daniel M. Cain                   $34,190        $0         $0       $140,810
 Kenneth J. Cowan                 $35,450        $0         $0       $144,360
 Paul G. Chenault                 $26,635        $0         $0       $108,575
 Richard Darman                   $26,635        $0         $0       $108,575
 Sandra O. Moose                  $23,064        $0         $0       $ 95,900
 John A. Shane                    $26,635        $0         $0       $108,575
 Cynthia L. Walker/1/             $ 5,615        $0         $0       $ 22,625
 INTERESTED TRUSTEES
 John T. Hailer                   $     0        $0         $0       $      0
 Robert J. Blanding               $     0        $0         $0       $      0

* Amounts include payments deferred by trustees for the fiscal year ended September 30, 2005, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2005 for the Trustees is as follows: Allison ($319,808), Benjamin ($44,750), Cain ($84,957), Chenault ($15,444), Cowan ($59,346) and Darman ($113,996).

+ Total Compensation represents amounts paid during the fiscal year ended September 30, 2005 to a trustee for serving on the board of trustees of eight
(8) trusts with a total of thirty-seven (37) funds as of September 30, 2005.

/1/ Mr. Baker and Ms. Walker were elected as Trustees on June 2, 2005.

       The IXIS Advisor and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

       Code of Ethics. The Trust, Loomis Sayles, and IXIS Asset Management Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

       Proxy Voting Policies. The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Fund's investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against." The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. The adviser shall make available to the Fund, or IXIS Advisors, the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

       Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles' Proxy Committee (the "Proxy Committee") determines that the client's best interests are served by voting otherwise.

       All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles' Proxy Committee has established these policies in what it believes are the best investment interests of Loomis Sayles' clients.

       The specific responsibilities of the Proxy Committee, include,
(1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

       Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting

Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

       Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2005 is available without charge (i) through the Fund's website, www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

                           OWNERSHIP OF FUND SHARES

       The following table provides information on the principal holders of Class J shares of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of the Fund's outstanding securities. Information provided in this table is as of January 18, 2006.

       To the extent that any shareholder listed below beneficially owns more than 25% of the Fund, it may be deemed to "control" the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

 Loomis Sayles Investment Grade Bond Fund - Class J/1/

                                                                 Percentage of
 Shareholder                                 Address              Shares Held
 -----------                      -----------------------------  -------------
 Marusan Securities, Co. Ltd.*    2-5-2 Nihonbashi                   56.29%
                                  Chuo-ku, Tokyo 103-8258
                                  Japan

 Mitsubishi Securities, Co. Ltd.* Mitsubishi Building                40.04%
                                  5-2 Marunouchi 2-chome
                                  Chiyoda-ku, Tokyo 100-005
                                  Japan

* As of January 18, 2006, Marusan Securities and Mitsubishi Securities, Co., Ltd. owned 38.13% and 27.12% of the Fund and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Marusan Securities and Mitsubishi Securities, Co. Ltd. Marusan Securities and Mitsubishi Securities Co., Ltd. are organized under the laws of Japan.

       As of January 18, 2006, the officers and trustees of Loomis Sayles Funds II collectively owned less than 1% of the then outstanding shares of the Loomis Sayles Investment Grade Bond Fund.

                    INVESTMENT ADVISORY AND OTHER SERVICES

       Loomis Sayles is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"). IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

       IXIS Asset Management North America is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

       The 12 principal subsidiary or affiliated asset management firms of IXIS Asset Management North America collectively had approximately $202.7 billion in assets under management or administration as of December 31, 2005.

       Advisory Agreement. The Fund's advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund's assets in accordance with its investment objectives and policies. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at an annual rate of 0.40% of the Fund's average daily net assets.

       The Fund pays all expenses not borne by its adviser including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent accountants and legal counsel for the Fund and the Trust's Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, or its affiliates, other than affiliated registered investment companies.

       The Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

       The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

       The advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

       During the periods shown below, pursuant to the advisory agreement described above, Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the Fund:

                     Fiscal Year Ended     Fiscal Year Ended   Fiscal Year Ended
                          9/30/03               9/30/04             9/30/05
                   ---------------------- ------------------- -------------------
                              Fee Waivers
                    Advisory  and Expense  Advisory    Fee     Advisory    Fee
Fund                  Fees    Assumptions    Fees    Waivers*    Fees    Waivers
----               ---------- ----------- ---------- -------- ---------- --------
Loomis Sayles
  Investment Grade
  Bond Fund        $1,092,528   $6,771    $1,506,744 $43,823  $1,551,924 $323,993

* For the fiscal year ended September 30, 2004, in addition to the waiver of management fees the investment adviser reimbursed class level and other expenses in the amount of $195,840.

       Loomis Sayles has given a binding undertaking to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit its expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to the annual rates indicated below. The undertaking will be binding on Loomis Sayles for a period of one-year from the date shown, and will be reevaluated on an annual basis.

Fund                                          Expense Limit Date of Undertaking
----                                          ------------- -------------------
Investment Grade Bond Fund                                   February 1, 2006
   Class J                                        1.30%

       In addition to serving as investment adviser to each series of the Trust, Loomis Sayles also acts as investment adviser to each series of Loomis Sayles Funds I, a registered open-end management investment company and certain series of IXIS Advisor Funds Trust I and IXIS Advisor Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

       Distribution Agreement and Rule 12b-1 Plan. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor") serves as the general distributor of Class J shares the Fund. Under this agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under United States state and federal securities laws and distributing its Prospectus to existing shareholders.

       The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund's Class J shares or by vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

       As described in the Prospectus, the Fund has adopted a Service and Distribution Plan for Class J shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Distributor, an affiliate of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average net assets attributable to Class J shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to Class J shares. The Distributor may pay all or any portion of the service fee to Japanese broker-dealers or other organizations (including affiliates of the Distributor) as service fees pursuant to agreements with such organizations for providing personal service to investors in Class J shares and/or maintenance of shareholder accounts. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including affiliates of the Distributor) as commissions, asset based sales charges or other compensation with respect to the sale of Class J shares of the Fund and may retain all or any portion of the distribution fee as compensation for the Distributor's services or principal underwriting of Class J shares. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees"), as well as by Class J shareholders of the Fund.

       The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund's Class J shares. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. The Trust's trustees review quarterly written reports of costs incurred under the Plan and the purposes for which such costs have been incurred.

       The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

       The following table provides information on the amount of fees paid by Class J shares of the Fund under the Plan during the past fiscal year. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor's Japanese representative.

                                                      Fiscal Year
                                                         Ended
             12b-1 FEES                              Sept. 30, 2005
             ----------                              --------------
             Loomis Sayles Investment Grade Bond
             Fund (Class J)                            $2,454,716

             Compensation to Broker Dealers in Japan   $1,636,477
             Compensation to Distributor's Sales
               Personnel and other Related Costs       $  627,467
             TOTAL                                     $4,718,660

       The following table provides information on the amount of underwriting commissions received and retained by the Distributor in conjunction with the Class J shares of the Fund during the past three fiscal years.

Underwriting Commissions Received                  Fiscal Year Ended  Fiscal Year Ended  Fiscal Year Ended
and Retained by the Distributor                    September 30, 2003 September 30, 2004 September 30, 2005
---------------------------------                  ------------------ ------------------ ------------------
Loomis Sayles Investment Grade Bond Fund (Class J)         --              $753,201           $554,102

       Other Services. Prior to July 1, 2003, Loomis Sayles performed certain accounting and administrative services for the Trust, pursuant to administrative services agreements (the "Administrative Services Agreements") between Loomis Sayles and the Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, the Trust reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. Effective July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to IXIS Asset Management Services Company ("ISC"), an affiliate of Loomis Sayles, and ISC performed the services listed above through December 31, 2004. Effective January 1, 2005, IXIS Advisors, replaced ISC as administrator of the Fund. IXIS Advisors now performs all of the above-mentioned services pursuant to a new Administrative Agreement with the Trust, on behalf of the Fund.

       Prior to July 1, 2003, pursuant to the administrative services agreement between the Trust and Loomis Sayles, Loomis Sayles was reimbursed or was paid by the Trust, on behalf of the Fund, the following amounts:

                                               Fiscal Year    October 1,
                                                  Ended      2002 through
     Fund                                     Sept. 30, 2002 June 30, 2003
     ----                                     -------------- -------------
     Loomis Sayles Investment Grade Bond Fund    $61,782        $67,850

       For the period July 1, 2003 through September 30, 2003, for the fiscal year ended September 30, 2004, and for the period October 1, 2004 through December 31, 2004 pursuant to the Administrative Services Agreement between ISC and the Trust, ISC was reimbursed or was paid by the Trust, on behalf of the Fund, the following amounts:

                                            July 1,    Fiscal year  October 1,
                                         2003 through     ended    2004 through
                                         September 30,  Sept. 30,  December 31,
Fund                                         2003         2004         2004
----                                     ------------- ----------- ------------
Loomis Sayles Investment Grade Bond Fund    $27,744     $247,170     $60,848

       For the period January 1, 2005 through September 30, 2005 pursuant to the administrative services agreement between IXIS Advisors and the Trust, IXIS Advisors was reimbursed or was paid by the Trust, on behalf of the Fund, the following amounts:

                                                       January 1,
                                                      2005 through
                                                      September 30,
             Fund                                         2005
             ----                                     -------------
             Loomis Sayles Investment Grade Bond Fund   $191,786

       Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

       Transfer Agency Services. State Street Bank serves as the transfer agent for the Fund's Class J shares transfer agent. As such, State Street Bank receives orders for purchase of Class J shares, accepts redemption requests, effects transfers of Class J shares, prepares and transmits payments for dividends and distributions declared by the Fund on behalf of the Class J shares and maintains records of accounts.

       Independent Registered Public Accounting Firm. The Fund's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Fund's financial statements, assists in the review of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

       Counsel to the Fund. Ropes & Gray LLP located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

                       PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts

       As of September 30, 2005, many of the Portfolio Managers of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each Portfolio Manager.

                    Registered Investment    Other Pooled Investment
                          Companies                 Vehicles               Other Accounts
                  ------------------------- ------------------------- -------------------------
                     Other     Advisory fee    Other     Advisory fee    Other     Advisory fee
                    Accounts   is based on    Accounts   is based on    Accounts   is based on
                    Managed    performance    Managed    performance    Managed    performance
                  ------------ ------------ ------------ ------------ ------------ ------------
Name of Portfolio # of  Total  # of  Total  # of  Total  # of  Total  # of  Total  # of  Total
Manager           Accts Assets Accts Assets Accts Assets Accts Assets Accts Assets Accts Assets
----------------- ----- ------ ----- ------ ----- ------ ----- ------ ----- ------ ----- ------
Steven J. Kaseta    3   $  631   0     $0     6   $2,066   0     $0    43   $4,071   0    $  0
                           mil                       mil                       mil

Daniel J. Fuss     12   $7,953   0     $0     4   $  202   0     $0    85   $8,966   3    $731
                           mil                       mil                       mil         mil

Material Conflicts of Interest

       Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of "soft dollar arrangements", which are discussed in the section "Portfolio Transactions and Brokerage".

Portfolio Managers' Compensation

       The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2005:

       Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. It is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

       While mutual fund performance and asset size do not directly contribute to compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of Lehman Aggregate Index and a customized peer group. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

       Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by the firm.

       Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

       Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

       Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

..   the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

..   upon retirement a participant will receive a multi-year payout for his or her vested units;

..   participation is contingent upon signing an award agreement, which includes a non-compete covenant.

       Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

       Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers' Ownership of Fund Shares

As of September 30, 2005, the Portfolio Managers had the following ownership in the Fund:

                                                              Dollar Range of Equity
Name of Portfolio Manager           Fund(s) Managed            Securities Invested*
------------------------- ----------------------------------- ----------------------
Steven J. Kaseta          Loomis Sayles Investment Grade Bond           A
                          Fund
Daniel J. Fuss            Loomis Sayles Investment Grade Bond           E
                          Fund

--------
* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. $100,001 - $500,000
  F. $500,001 - $1,000,000
  G. over $1,000,000

       There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund's investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with an adviser's or subadviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the Loomis Sayles Funds.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

       In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

       Subject to the overriding objective of obtaining the best possible execution of orders, the Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

       Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

       Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation:
(a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction,
(d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and
(g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

       Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

       The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

       If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

       In connection with Loomis Sayles' use of Soft Dollars, the Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

       Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Fund to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

       Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Fund as described above. However, conflicts may arise between the Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its Soft Dollar practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

       For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation. Loomis Sayles does not generate "Soft Dollars" on fixed-income transactions.

       The Fund paid $0, $5 and $8,655 in brokerage commissions during the fiscal years ended September 30, 2005, September 30, 2004 and September 30, 2003, respectively.

Regular Broker-Dealers

       The table below contains the aggregate value of securities of the Fund's regular broker-dealers+ (or the parent of the regular broker-dealers) held by the Fund, if any, as of the fiscal year ending September 30, 2005:

                                                               Aggregate Value of Securities of
                                                                each Regular Broker or Dealer
Fund                                     Regular Broker-Dealer   (or its Parent) held by Fund
----                                     --------------------- --------------------------------
Loomis Sayles Investment Grade Bond Fund  J.P. Morgan Chase &                        $4,573,433
                                          Co.

                                          Morgan Stanley                             $  976,177

                                          Bank of America                            $3,083,217
                                          Commercial
                                          Mortgage

+ "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

General

       Subject to procedures adopted by the Board of Trustees of the Trust, the Fund's brokerage transactions may be executed by brokers that are affiliated with IXIS Asset Management North America or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

       Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust's funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the funds' dealer in connection with such transactions.

       To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses.

       It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on, transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                           DESCRIPTION OF THE TRUST

       The Declaration of Trust of Loomis Sayles Funds II permits the Trust's Trustees to issue an unlimited number of full and fractional shares of each series (each, a "Fund"). Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

       The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all Funds.

       The Declaration of Trust also permits the Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Fund currently offers Class J shares, as described in this Statement and Classes A, B, C and Y, which are described in a separate Statement of Additional Information. The Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes. Shareholders' investments in such an additional or merged series would be evidenced by separate series of shares (i.e., a new "fund").

       The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or any Fund upon written notice to its shareholders.

Voting Rights

       Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

       All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

       There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

       Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

       Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

       The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments,
(3) is one for which a vote is required by law or by the Trust's registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Fund.

Shareholder and Trustee Liability

       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds' shares for sale, but it is possible that the Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of the Trust have considered this possible liability and approved the use of a combined Prospectus for Funds of the Trusts.

                               HOW TO BUY SHARES

       The procedures for purchasing shares of the Fund are summarized in the Prospectus under "General Information-How to Purchase Shares."

                                  REDEMPTIONS

       The procedures for redemption of Fund shares are summarized in the Prospectus under "General Information--How to Redeem Shares."

       The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by State Street Bank in proper form.

       The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Trust at the beginning of such period.

       A redemption constitutes a sale of the shares for U.S. federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. (See "Taxes," below.)

                             SHAREHOLDER SERVICES

Open Accounts

       A shareholder's investment in Class J shares of the Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the shareholder servicing agent will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Boston Financial may charge a fee for providing duplicate information.

       The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

       The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

                                NET ASSET VALUE

       The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

       The total net asset value of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles, in its discretion, determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. The Fund does not expect to price its shares on the following holidays:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

       Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern Time, when the Fund computes the net asset value of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

       Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

       Trading in some of the portfolio securities of the Fund takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of the Fund's net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

       The per share net asset value of a class of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class.

                                     TAXES

In General

       As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute annually all net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers. Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their investment income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

       As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

       Backup Withholding. The Internal Revenue Service ("IRS") requires the Fund to withhold ("backup withholding") from a shareholder a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

        (i) if the shareholder does not provide a correct taxpayer identification number to the Fund;

        (ii) if the IRS notifies the Fund that the shareholder has underreported income in the past and thus is subject to backup withholding; or

        (iii) if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding because, for example, of the shareholder's foreign (non-U.S.) status.

       The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

U.S. Federal Income Taxation of the Fund

       The Fund intends to qualify each year as a regulated investment company under Subchapter M of the the Code. In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (that is, generally, its taxable income exclusive of net capital gain) and its tax-exempt income; and (iii) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the value of its assets is invested in cash, U.S.

government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and business. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

       A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

       The Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes, or it may require the Fund to make distributions exceeding book income to avoid income and excise tax liability and to qualify as a regulated investment company.

       Investment by the Fund in a "passive foreign investment company" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investment to market annually or to treat the passive foreign investment company as a "qualified electing fund."

       If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

       The Fund's investments in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not otherwise advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders the requisite amount of its investment company taxable income and net capital gains to eliminate any tax liability at the Fund level.

Shareholder-Level Taxes--In General

       Distributions of income and capital gains are taxable whether received in cash or reinvested in additional shares. Such distributions are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

Foreign Shareholders

       The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a foreign shareholder (including a nonresident alien individual who does not have a "substantial presence" in the United States under the Code, a foreign estate, a foreign trust, a foreign corporation, and a foreign partnership).

       Non-U.S. Shareholders. In general, dividends other than capital gain dividends paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund intends to make such designations.

       If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

U.S. Shareholders

       The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a U.S. shareholder. Distributions by the Fund of investment company taxable income will be taxable to U.S. shareholders as ordinary income. Properly designated distributions of net capital gain will be taxable to U.S. shareholders as long-term capital gains without regard to how long the shareholder has held shares of the Fund.

       Redemptions, sales and exchanges of the Fund's shares are taxable events, and, accordingly, U.S. shareholders may realize gains or losses on such dispositions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the disposition of Fund shares will be treated as short-term capital gain. However, if a U.S. shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the U.S. shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

       Generally, the Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from the Fund's investments, if any, in foreign securities or real estate investment trusts ("REITs").

Conclusion

       The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, and local taxes.

                            PERFORMANCE INFORMATION

       Yield and Total Return. The Fund may advertise the yield of each class of its shares. The Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to each fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

       At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

       Investors in the Fund are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of the Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

                             FINANCIAL STATEMENTS

       The financial statements, financial highlights and report of the Independent Registered Public Accounting Firm of the Fund included in the Fund's Annual Report dated September 30, 2005 and filed with the SEC on December 5, 2005, are incorporated by reference to such Report. The Fund's annual and semiannual Reports are available without charge upon request. Each Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 1-800-633-3330, by writing to the Distributor at: Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 or by visiting the Funds' website at www.loomissayles.com. The annual and semiannual reports are also available online at the SEC's website at www.sec.gov.

                                                                     APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S, FITCH INVESTOR SERVICES, INC. AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTOR SERVICES, INC

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term 'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

[ ] For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

[ ] For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

[ ] For issuers and performing obligations, default of some kind appears probable.

[ ] For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

[ ] For issuers and performing obligations, default is imminent.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;--the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or--the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.